UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports To Stockholders.

Ohio National Fund, Inc.

SEMIANNUAL REPORT JUNE 30, 2019

OHIO NATIONAL FUND, INC.

Presidents’

Message

Dear Investor:

Financial markets performed well during the first half of 2019 after struggling in the fourth quarter of 2018. Major domestic stock market indices posted double digit returns, while major domestic fixed income indices posted mid-single digit returns.

Entering the year, market participants had two major concerns. The first concern was that the Federal Reserve would make a policy error by continuing to raise the Fed Funds rate, which would temper economic expansion. This fear was mitigated during the first half of 2019, at which time the Federal Reserve changed course, stopped raising the Fed Funds rate, and laid the groundwork for interest rate cuts in the second half of 2019. Meanwhile, central banks around the world indicated their willingness to continue a more accommodative monetary policy, given the prospect of slower global growth. Equity and fixed income markets reacted favorably to this stance, as equity markets rose, and interest rates declined.

Secondly, market participants were concerned about an escalation of the trade war between the U.S. and China and its impact on global growth. While trade issues have not been resolved, talks between the U.S. and China continue, after a brief hiatus in the second quarter. To date, market participants have taken a wait-and-see approach to tariffs and the trade war, but the negative impacts have started to appear in the form of slower global growth. The outcome of these talks is still unclear, but when more certainty emerges it will have an impact on financial markets.

Domestically, the U.S. economy posted second quarter Gross Domestic Product (GDP) growth of 2.1% after strong 3.1% GDP growth in the first quarter of 2019. While GDP growth slowed, the unemployment rate remains low and job growth continues. The rate of inflation is relatively low, and interest rates have declined materially over the last

Michael J. DeWeirdt, CFA, FRM	Gary R. Rodmaker, CFA, FLMI
President, Ohio National Fund, Inc.	President, Ohio National Investments, Inc.

few quarters. Lastly, corporate profits remain strong, but growth in corporate profits clearly slowed in the second quarter of 2019.

Equity Markets

Equity markets provided strong positive returns during the first half of 2019. Domestic indices outperformed international and emerging market indices by a wide margin. Within the domestic equity market, the S&P 500® Large Cap, S&P MidCap 400® and Russell 2000® Small Cap indices all posted positive returns, ranging from 17.0% to 18.5%. Large cap indices outperformed both mid cap and small cap indices during the quarter. Growth stocks continued to outperform value stocks during the period. The S&P 500® Growth Index provided a return of 20.2%, while the S&P 500® Value Index provided a return of 16.7%. Investors were clearly seeking growth stocks in an environment where growth may be more difficult to come by. Within the foreign equity market, international indices of developed countries outperformed emerging market indices. Slowing global growth and the potential for an escalation of the trade war disproportionally impacted emerging market indices.

A summary of returns for key equity benchmarks is presented below:

Index	2019 U.S. Dollar Total Return (price and dividend)

S&P 500®	18.5%
S&P 500® Growth	20.2%
S&P 500® Value	16.7%
S&P MidCap 400®	18.0%
Russell 2000® Small Cap	17.0%
MSCI All Country World Ex-USA
(Net – USD)	13.6%
MSCI Emerging Markets	10.7%

Fixed Income Markets

Fixed income markets also provided strong positive returns during the first half of 2019. During 2018, the Federal Reserve raised the Fed Funds rate multiple times. In 2019, they changed course and stopped hiking rates. In July, they proceeded to cut the Fed Funds rate. The market’s expectation is for the Federal Reserve to continue to cut the Federal Funds rate one or more times over the next few quarters.

Interest rates declined across the curve during the period, in response to the Federal Reserve’s policy change and the prospect of slowing global growth. In addition, credit spreads tightened, producing higher total returns for corporate bonds but lower current yields.

The Bloomberg Barclays US Aggregate Bond Index posted a total return of 6.1% in the first half of 2019. Lower quality indices, like the Bloomberg Barclays Corporate Index and the Bloomberg Barclays US Corporate High Yield Index both provided higher total returns of 9.9%. Other higher quality indices, such as the Bloomberg Barclays US Treasury Index and the Bloomberg Barclays US Securitized Index, provided lower total returns of 5.2% and 4.3%, respectively.

The table below illustrates the returns of the various indices.

2019 U.S. Dollar Total
Return
Index	(price and interest)

Bloomberg Barclays US Aggregate	6.1%
Bloomberg Barclays US Treasury	5.2%
Bloomberg Barclays Securitized	4.3%
Bloomberg Barclays Corporate	9.9%
Bloomberg Barclays US Corporate High Yield	9.9%

The Ohio National Fund, Inc.

During the first half of 2019, the Ohio National Fund, Inc. Portfolios delivered strong performance, with 18 of 22 actively managed Portfolios beating the performance of their respective peer groups. In addition, the returns of the three (3) index portfolios, before expenses, performed in line with their respective indices. The fund family continues to offer a wide array of investment options that can be used to build a diversified portfolio.

Looking Ahead

The consensus view is for the U.S. economy to grow at roughly 2% for the balance of 2019. The unemployment rate is expected to stay below 4% and the inflation rate is expected to be slightly below 2%, as measured by the Consumer Price Index (CPI). Wage growth is expected to be slightly higher than the rate of inflation, which would keep the consumer healthy. Corporate profits are expected to increase, albeit at a slower rate than in recent years. Lastly, the Federal Reserve is expected to remain accommodative, favoring an easy money bias to boost the economy. In short, the domestic economic backdrop is mildly favorable in the near term.

The global economic outlook is less positive than the domestic outlook. Growth is slowing worldwide, and Europe appears to be headed toward recession. Central banks around the world continue to embrace accommodative monetary policies, driving interest rates below zero in many cases, in an effort to spur growth. Geopolitical risks abound, and include the trade war with China, Brexit, and strained relationships with countries like Iran, North Korea, and Russia. None of these issues appears to be close to resolution, and all could have a negative impact in the future.

To date in 2019, equity markets around the world have shrugged off global risks and chosen to focus on the positives, such as accommodative monetary policies. Equity market valuations appear to be fairly high domestically, so there is little room for error, or a negative event. The outlook for interest rates will depend on the monetary policy of central banks worldwide, inflation rates, and global economic growth. Currently, these items point toward low rates for the balance of 2019. In this environment, we believe that staying the course in a well-diversified portfolio will serve one well over the long term.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited)

Objective/Strategy

The ON Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2019

Average Annual returns
One year	5.39%
Five years	6.41%
Ten years	11.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.69% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Equity Portfolio returned 19.99% versus 18.54% for its benchmark, the S&P 500 Index.

Effective May 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, ClearBridge Investments, LLC. (“ClearBridge”). The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to April 30, 2019 (the “first four-month period”), the Portfolio was sub-advised by ClearBridge. During the first four-month period, the Portfolio returned 19.97% versus 18.25% for the S&P 500 Index.

For the period from May 1, 2019 to June 30, 2019 (the “latter two-month period”), the Portfolio was sub-advised by BlackRock. During this period, the Portfolio returned 0.02% versus 0.24% for the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. ClearBridge: The U.S. equities market had a strong recovery in the first quarter of 2019, as fears of a slowing economy and rising interest rates abated. Sentiment toward economic growth improved, driven by positive signs from U.S.-China trade negotiations and a more dovish stance from the Federal Reserve, positively impacting the Portfolio and the benchmark.

A. BlackRock: Relative performance over the latter two-month period was bifurcated, as the Portfolio outperformed its benchmark significantly in May, then gave back much of that outperformance in June. One of the core drivers of the outperformance in May was a sentiment-based insight that evaluates the sentiment of informed bond investors. The signal also provides an alternative lens into company quality, and often exhibits defensive properties, which was particularly beneficial in May, as investors sought those characteristics. Gauging the sentiment of informed market participants was also beneficial, as investors tended to align themselves with these groups to identify best-in-class companies during the market pullback.

In contrast, the Portfolio struggled in June amidst a strong market rally, driven largely by geopolitical developments and central bank policy. The market rally was sparked by a sharp reversal, as a constructive meeting between the United States and China at the G20 Osaka Summit led to a decrease in trade tensions, while the Federal Reserve’s dovish rhetoric increased expectations of more supportive central bank policy. The erratic nature of global trade discussions, combined with the divergence of central bank policy globally, led to an environment in which the Portfolio’s macro thematic signals struggled over the course of the month. Additionally, certain insights that exhibit more defensive properties hindered performance, as the market experienced a sharp rally following the reversal at the beginning of the month.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. ClearBridge: Outperformance during the first four-month period was driven by security selection. In particular, security selection in the Health Care and Energy sectors contributed to outperformance, while security selection in the Industrials and Materials sectors detracted. Overall, sector allocation effects weighed on relative performance. An underweight to Information Technology and an overweight to Health Care also dampened relative results.

A. BlackRock: The portfolio management team targets a generally sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, during the latter two-month period, a modest underweight to the Communication Services sector contributed slightly to performance over the period, as the sector underperformed the broader market. On the other hand, a modest underweight to Consumer Staples detracted slightly, as the sector outperformed in May, as investors sought out more defensive, higher-yielding names, amidst a risk-off, low interest rate environment. As expected, the majority of relative performance was driven by security selection decisions. Stock selection was particularly positive in the Industrials sector, especially among aerospace and defense companies, as well as road and rail holdings. Security selection was also positive in the Consumer Discretionary sector, particularly among multiline retailers, and in the Health Care sector. In contrast, selection within the Real Estate sector, most specifically in the equity real estate investment trust industry, was a notable detractor from relative performance. Stock selection in the Materials sector, especially among chemicals companies, and the Information Technology sector hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. ClearBridge: Alexion Pharmaceuticals, Inc. (“Alexion”), the top relative contributor during the first four-month period, is a biotechnology company focused on developing treatments for severe and ultra-rare disorders. Its Solaris drug is a best-in-class treatment for life-threatening paroxysmal nocturnal hemoglobinuria (“PNH”). Alexion has been successful in the early stages of converting more than 70% of PNH patients taking Solaris to a follow-on drug, Ultomiris, which should extend the company’s dominant position in the area. Synchrony Financial, in the Financials sector, is a private label credit card issuer that

3	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited) (Continued)

works with retailers and affinity groups, and was another top contributor. Synchrony Financial continued its bounce back after it reported profitable fourth and first quarters, announced the dismissal of a lawsuit from Walmart, Inc. and renewed retail card partnerships with Sam’s Club and Amazon.com, Inc.

Cisco Systems, Inc. (“Cisco”) and Facebook, Inc. Class A (“Facebook”) were relative detractors due to the Portfolio’s underweight to both stocks. Cisco reported a strong quarter, driven by the continued ramp out of Catalyst 9000, the company’s new switching platform. Facebook beat expected earnings in the first quarter, as the technology and momentum trade returned following the market’s drop in the fourth quarter of 2018. Its 36.1% revenue growth showed Facebook continuing to execute within its mobile platforms and was seen as evidence that Facebook Stories are playing a large factor.

A. BlackRock: For the latter two-month period, from a security standpoint, the top individual contributor was the Portfolio’s overweight to Target Corp. (“Target”). Target’s stock outperformed the broader market following a very strong first-quarter earnings report that included better than expected results for both revenue and earnings, as well as healthy same-store sales growth. More convenient e-commerce options, as well as improvements in same-day fulfillment services, supported by its Shipt business, drove digital sales growth and sparked investor confidence in the retailer’s ability to compete with other retail giants. Additionally, the Portfolio’s overweight position in Medtronic PLC added significantly to relative performance. The stock outperformed following the company’s first quarter earnings announcement, as company revenues beat expectations, and guidance was in-line with expectations, easing investor concerns going into the announcement. Positive results from several research projects also helped support the share price towards the end of the quarter. The Portfolio’s overweight position in Lockheed Martin Corp. was also positive, as company shares gained over 10% for the period on news of increased product demand from the U.S. government and the passing of a defense authorization measure in the Senate. (1)

In contrast, the top individual detractor for the period was the Portfolio’s overweight position in Dell Technologies, Inc. Class C (“Dell”). Dell struggled over the latter two-month period, as first quarter revenues fell short of analyst projections and demand for its servers and networking gear fell almost 9% in the period, a sharp reversal from the trend seen in previous periods, and a point of concern for the business. Global trade tensions have also created a potential headwind, as the potential for higher input costs and lower revenue from the Chinese market have resulted in heightened investor concern and depressed share prices. An overweight position in The Charles Schwab Corp. was a further drag on relative returns. The company struggled over the period, amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. An overweight position in GoDaddy, Inc. Class A was the third largest individual detractor, as the company fell after announcing earnings that came in slightly below expectations. Slowing customer growth and concerns around company valuation also contributed to the company’s underperformance. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. ClearBridge: The Portfolio did not hold any derivatives or participate in any IPOs during the first four-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in order to equitize cash and prevent a cash drag on performance during the latter two-month period. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net asset. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

4	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	97.7
Money Market Funds and Other Net Assets	2.3

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	2.9
2.	Microsoft Corp.	2.6
3.	Apple, Inc.	2.5
4.	JPMorgan Chase & Co.	2.3
5.	Facebook, Inc. Class A	2.0
6.	Johnson & Johnson	2.0
7.	Merck & Co., Inc.	1.9
8.	Berkshire Hathaway, Inc. Class B	1.8
9.	Verizon Communications, Inc.	1.8
10.	Cisco Systems, Inc.	1.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	21.5
Health Care	13.7
Financials	13.5
Industrials	10.0
Consumer Discretionary	9.7
Communication Services	9.1
Consumer Staples	6.1
Energy	4.2
Real Estate	3.7
Utilities	3.6
Materials	2.6

97.7

Ohio National Fund, Inc.	ON Equity Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 97.7%		Shares	Value

COMMUNICATION SERVICES – 9.1%
Activision Blizzard, Inc. (Entertainment)		6,404	$302,269
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	871	943,119
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,597	2,807,123
Cargurus, Inc. (Interactive Media & Svs.)	(a)	1,832	66,154
Comcast Corp. Class A (Media)		67,698	2,862,271
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	25,100	4,844,300
Fox Corp. Class A (Media)		6,747	247,210
Fox Corp. Class B (Media)		1,159	42,338
Interpublic Group of Cos., Inc. /The (Media)		118,971	2,687,555
Liberty Media Corp. / Liberty Sirius XM (Media)	(a)	730	27,601
Netflix, Inc. (Entertainment)	(a)	1,766	648,687
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	16,139	439,304
Sinclair Broadcast Group, Inc. Class A (Media)		5,528	296,467
Sirius XM Holdings, Inc. (Media)		28,024	156,374
Take-Two Interactive Software, Inc. (Entertainment)	(a)	1,586	180,059
Verizon Communications, Inc. (Diversified Telecom. Svs.)		72,592	4,147,181
Viacom, Inc. Class B (Entertainment)		17,852	533,239
Zynga, Inc. Class A (Entertainment)	(a)	60,378	370,117

			21,601,368

CONSUMER DISCRETIONARY – 9.7%
Advance Auto Parts, Inc. (Specialty Retail)		5,034	775,941
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,681	6,970,452
AutoZone, Inc. (Specialty Retail)	(a)	386	424,395
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	319	233,789
Dana, Inc. (Auto Components)		17,524	349,429
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		21,760	2,648,845
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,853	515,653
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,072	249,899
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		86,157	1,455,192
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	5,287	230,249
International Game Technology PLC (Hotels, Restaurants & Leisure)		2,906	37,691
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		24,506	1,448,059
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	5,286	952,590
McDonald’s Corp. (Hotels, Restaurants & Leisure)		3,252	675,310
Melco Resorts & Entertainment Ltd. – ADR (Hotels, Restaurants & Leisure)		21,192	460,290
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		17,684	1,484,572
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	4,508	241,764
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	856	316,138
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		6,297	763,259
Target Corp. (Multiline Retail)		11,446	991,338
Thor Industries, Inc. (Automobiles)		1,082	63,243
TJX Cos., Inc. / The (Specialty Retail)		7,827	413,892
Ulta Beauty, Inc. (Specialty Retail)	(a)	198	68,684
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		11,735	1,298,712

			23,069,386

Common Stocks (Continued)		Shares	Value

CONSUMER STAPLES – 6.1%
Anheuser-Busch InBev SA – ADR (Beverages)		13,144	$1,163,375
Archer-Daniels-Midland Co. (Food Products)		25,125	1,025,100
Church & Dwight Co., Inc. (Household Products)		15,256	1,114,603
Colgate-Palmolive Co. (Household Products)		10,277	736,553
Costco Wholesale Corp. (Food & Staples Retailing)		1,139	300,992
Estee Lauder Cos., Inc. / The Class A (Personal Products)		5,626	1,030,177
General Mills, Inc. (Food Products)		46,650	2,450,058
Herbalife Nutrition Ltd. (Personal Products)	(a)	5,643	241,295
Hershey Co. / The (Food Products)		8,378	1,122,903
J.M. Smucker Co. / The (Food Products)		2,365	272,424
Monster Beverage Corp. (Beverages)	(a)	8,229	525,257
PepsiCo, Inc. (Beverages)		14,177	1,859,030
Performance Food Group Co. (Food & Staples Retailing)	(a)	21,049	842,592
Philip Morris International, Inc. (Tobacco)		6,350	498,666
Procter & Gamble Co. / The (Household Products)		2,723	298,577
Walmart, Inc. (Food & Staples Retailing)		9,163	1,012,420

			14,494,022

ENERGY – 4.2%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		29,651	339,801
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		8,955	205,607
Chevron Corp. (Oil, Gas & Consumable Fuels)		19,944	2,481,831
ConocoPhillips (Oil, Gas & Consumable Fuels)		51,311	3,129,971
Encana Corp. (Oil, Gas & Consumable Fuels)		942	4,832
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		8,306	773,787
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3,799	291,117
Halliburton Co. (Energy Equip. & Svs.)		36,609	832,489
Schlumberger Ltd. (Energy Equip. & Svs.)		2,355	93,588
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		1,160	99,308
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		57,833	1,621,637

			9,873,968

FINANCIALS – 13.5%
Allstate Corp. / The (Insurance)		15,512	1,577,415
American Express Co. (Consumer Finance)		12,466	1,538,803
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	20,040	4,271,927
Charles Schwab Corp. / The (Capital Markets)		73,695	2,961,802
Cincinnati Financial Corp. (Insurance)		9,826	1,018,661
Citizens Financial Group, Inc. (Banks)		59,065	2,088,538
Discover Financial Services (Consumer Finance)		34,193	2,653,035
Essent Group Ltd. (Thrifts & Mortgage Finance)	(a)	3,465	162,820
Evercore, Inc. Class A (Capital Markets)		4,014	355,520
First American Financial Corp. (Insurance)		8,855	475,514
First Republic Bank (Banks)		8,348	815,182
JPMorgan Chase & Co. (Banks)		48,986	5,476,635
Loews Corp. (Insurance)		24,964	1,364,782
MetLife, Inc. (Insurance)		27,575	1,369,650
Morgan Stanley (Capital Markets)		11,649	510,343
Prudential Financial, Inc. (Insurance)		25,799	2,605,699
Synchrony Financial (Consumer Finance)		9,053	313,868
TD Ameritrade Holding Corp. (Capital Markets)		12,269	612,469
Wells Fargo & Co. (Banks)		14,551	688,553
Western Alliance Bancorp (Banks)	(a)	23,681	1,059,014

			31,920,230

6	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

HEALTH CARE – 13.7%
AbbVie, Inc. (Biotechnology)		27,637	$2,009,763
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,067	346,752
Amgen, Inc. (Biotechnology)		16,038	2,955,483
Anthem, Inc. (Health Care Providers & Svs.)		8,770	2,474,982
Bristol-Myers Squibb Co. (Pharmaceuticals)		34,753	1,576,048
Celgene Corp. (Biotechnology)	(a)	6,074	561,481
Cigna Corp. (Health Care Providers & Svs.)		1,292	203,555
CVS Health Corp. (Health Care Providers & Svs.)		13,664	744,551
Danaher Corp. (Health Care Equip. & Supplies)		1,722	246,108
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	1,979	296,533
Gilead Sciences, Inc. (Biotechnology)		47,756	3,226,395
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		4,391	459,386
Johnson & Johnson (Pharmaceuticals)		34,306	4,778,140
McKesson Corp. (Health Care Providers & Svs.)		1,651	221,878
Medtronic PLC (Health Care Equip. & Supplies)		30,544	2,974,680
Merck & Co., Inc. (Pharmaceuticals)		52,441	4,397,178
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,493	780,309
Stryker Corp. (Health Care Equip. & Supplies)		7,610	1,564,464
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2,162	527,550
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	9,192	1,490,115
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	2,991	548,490

			32,383,841

INDUSTRIALS – 10.0%
ABB Ltd. – ADR (Electrical Equip.)		36,979	740,689
ADT, Inc. (Commercial Svs. & Supplies)		7,990	48,899
Allegion PLC (Building Products)		18,290	2,021,959
CoStar Group, Inc. (Professional Svs.)	(a)	3,261	1,806,790
Crane Co. (Machinery)		15,404	1,285,310
Cummins, Inc. (Machinery)		4,247	727,681
GATX Corp. (Trading Companies & Distributors)		5,192	411,674
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,052	73,019
Honeywell International, Inc. (Industrial Conglomerates)		14,757	2,576,425
Hubbell, Inc. (Electrical Equip.)		8,600	1,121,440
Insperity, Inc. (Professional Svs.)		13,859	1,692,738
L3Harris Technologies, Inc. (Aerospace & Defense)		6,274	1,186,602
Lockheed Martin Corp. (Aerospace & Defense)		9,217	3,350,748
Lyft, Inc. Class A (Road & Rail)	(a)	9,643	633,641
MasTec, Inc. (Construction & Engineering)	(a)	694	35,762
Oshkosh Corp. (Machinery)		8,221	686,371
PACCAR, Inc. (Machinery)		38,643	2,769,157
Rockwell Automation, Inc. (Electrical Equip.)		4,890	801,129
Ryder System, Inc. (Road & Rail)		2,389	139,279
Snap-on, Inc. (Machinery)		5,606	928,578
TriNet Group, Inc. (Professional Svs.)	(a)	5,569	377,578
Uber Technologies, Inc. (Road & Rail)	(a)	2,061	95,589
Waste Connections, Inc. (Commercial Svs. & Supplies)		755	72,163

			23,583,221

INFORMATION TECHNOLOGY – 21.5%
Adobe, Inc. (Software)	(a)	6,695	1,972,682
Amdocs Ltd. (IT Svs.)		4,827	299,708
Apple, Inc. (Tech. Hardware, Storage & Periph.)		30,087	5,954,819
Automatic Data Processing, Inc. (IT Svs.)		18,604	3,075,799
Broadcom, Inc. (Semiconductors & Equip.)		907	261,089
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,302	477,522
Ciena Corp. (Communications Equip.)	(a)	8,909	366,427

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	10,217	$446,483
Cisco Systems, Inc. (Communications Equip.)		72,185	3,950,685
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	14,586	740,969
Fidelity National Information Services, Inc. (IT Svs.)		20,983	2,574,195
GoDaddy, Inc. Class A (IT Svs.)	(a)	26,297	1,844,735
HP, Inc. (Tech. Hardware, Storage & Periph.)		46,495	966,631
Intel Corp. (Semiconductors & Equip.)		25,207	1,206,659
International Business Machines Corp. (IT Svs.)		6,462	891,110
Intuit, Inc. (Software)		4,411	1,152,727
Microsoft Corp. (Software)		45,880	6,146,085
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		42,619	1,789,572
NVIDIA Corp. (Semiconductors & Equip.)		1,210	198,718
NXP Semiconductors N.V. (Semiconductors & Equip.)		403	39,337
Paychex, Inc. (IT Svs.)		28,701	2,361,805
QUALCOMM, Inc. (Semiconductors & Equip.)		451	34,308
salesforce.com, Inc. (Software)	(a)	22,803	3,459,899
ServiceNow, Inc. (Software)	(a)	9,388	2,577,663
Square, Inc. Class A (IT Svs.)	(a)	10,093	732,045
Tableau Software, Inc. Class A (Software)	(a)	611	101,438
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	237	24,790
Texas Instruments, Inc. (Semiconductors & Equip.)		19,179	2,200,982
VeriSign, Inc. (IT Svs.)	(a)	1,969	411,836
Visa, Inc. (IT Svs.)		16,138	2,800,750
Workday, Inc. Class A (Software)	(a)	5,292	1,087,929
Xilinx, Inc. (Semiconductors & Equip.)		7,625	899,140

			51,048,537

MATERIALS – 2.6%
Air Products & Chemicals, Inc. (Chemicals)		9,197	2,081,925
Dow, Inc. (Chemicals)		9,070	447,242
DuPont de Nemours, Inc. (Chemicals)		286	21,470
Ecolab, Inc. (Chemicals)		693	136,826
LyondellBasell Industries N.V. Class A (Chemicals)		16,434	1,415,460
Westrock Co. (Containers & Packaging)		54,324	1,981,196

			6,084,119

REAL ESTATE – 3.7%
Equity LifeStyle Properties, Inc. (Equity REIT)		21,479	2,606,262
Park Hotels & Resorts, Inc. (Equity REIT)		25,796	710,938
Prologis, Inc. (Equity REIT)		32,507	2,603,810
Ryman Hospitality Properties, Inc. (Equity REIT)		14,612	1,184,887
Simon Property Group, Inc. (Equity REIT)		9,938	1,587,695

			8,693,592

UTILITIES – 3.6%
Alliant Energy Corp. (Electric Utilities)		15,351	753,427
American Water Works Co., Inc. (Water Utilities)		23,602	2,737,832
Black Hills Corp. (Multi-Utilities)		15,172	1,185,995
Consolidated Edison, Inc. (Multi-Utilities)		21,338	1,870,916
DTE Energy Co. (Multi-Utilities)	460		58,825
Evergy, Inc. (Electric Utilities)		11,768	707,845
IDACORP, Inc. (Electric Utilities)		9,178	921,747
Southwest Gas Holdings, Inc. (Gas Utilities)		4,707	421,841

			8,658,428

Total Common Stocks (Cost $223,605,852)			$231,410,712

7	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Money Market Funds –1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b)	2,892,172	$2,892,750
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.310%	(b)	13,650	13,650

Total Money Market Funds (Cost $2,906,151)			$2,906,400

Total Investments – 98.9% (Cost $226,512,003)	(c)		$234,317,112
Other Assets in Excess of Liabilities – 1.1%	(d)		2,527,077

Net Assets – 100.0%			$236,844,189

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $233,100 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	37	September 20, 2019	$5,408,660	$5,446,770	$38,110	$5,926

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)

Objective/Strategy

The ON Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

Performance as of June 30, 2019

Average Annual returns
One year	10.59%
Five years	4.01%
Ten years	5.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.59% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Bond Portfolio returned 10.40% versus 9.55% for its benchmark, the ICE BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Interest rates declined across the curve, as the Federal Reserve moved from a hawkish stance to a dovish stance during the first half of 2019. In this environment, longer duration bonds generally outperformed shorter duration bonds. Corporate credit spreads tightened during the period, with lower quality bonds generally outperforming higher quality bonds. From an investment strategy perspective, the Portfolio was positioned with a slightly lower duration and slightly lower credit quality than the benchmark. (1)

While neither of the above materially affected the Portfolio’s performance compared to the benchmark, the Portfolio’s lower credit quality contributed to relative performance, while its slightly shorter duration detracted from relative performance. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The Portfolio’s overweight to Energy and Materials during the first half of 2019 positively contributed to performance relative to the benchmark. Other sector weightings compared to the benchmark did not materially affect relative performance. The Consumer Staples and Energy sectors led performance, while the Consumer Discretionary and Financials sectors were the lowest performers during the period. Security selection within sectors accounted for the majority of the sector performance versus the benchmark, rather than the sector weighting. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Anheuser-Busch InBevWorldwide, Inc. 4.600% due 2048, Canadian Natural Resources Ltd. 4.950% due 2047, and Anheuser-Busch Cos. LLC /Anheuser-Busch InBevWorldwide, Inc. 4.700% due 2036. Each of these bonds is a longer duration bond and experienced spread tightening during the period. The top three detractors to the Portfolio’s performance relative to the benchmark were Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.050% due 2029, The Charles Schwab Corp. 3.200% due 2028, and Intercontinental Exchange, Inc. 2.750% due 2020. Each of these bonds was held for a short period of time during the period, which contributed to their lower performance vs. the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

9	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Corporate Bonds (4)	94.7
Asset-Backed Securities (4)	2.7
Sovereign Issues	1.2
Money Market Funds and Other Net Assets	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Deutsche Bank AG	1.9
	2.700%, 07/13/2020
2.	Aircastle Ltd.	1.6
	4.125%, 05/01/2024
3.	Martin Marietta Materials, Inc.	1.6
	3.500%, 12/15/2027
4.	Northrop Grumman Corp.	1.5
	2.930%, 01/15/2025
5.	Lear Corp.	1.5
	3.800%, 09/15/2027
6.	Canadian Natural Resources Ltd.	1.3
	4.950%, 06/01/2047
7.	Expedia Group, Inc.	1.3
	5.000%, 02/15/2026
8.	CVS Health Corp.	1.2
	4.100%, 03/25/2025
9.	Mosaic Co. / The	1.2
	4.050%, 11/15/2027
10.	American Airlines 2015-1 Class B Pass Through Trust	1.2
	3.700%, 05/01/2023

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	26.5
Energy	12.7
Industrials	11.2
Materials	10.7
Utilities	8.0
Real Estate	7.4
Consumer Staples	6.1
Consumer Discretionary	5.9
Health Care	3.6
Communication Services	3.4
Information Technology	1.9

97.4

Ohio National Fund, Inc.	ON Bond Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds – 94.7%			Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 3.4%
AT&T, Inc. (Diversified Telecom. Svs.)			QL + 118	06/12/2024	$2,000,000	$2,025,146
AT&T, Inc. (Diversified Telecom. Svs.)			3.400%	05/15/2025	1,000,000	1,027,448
AT&T, Inc. (Diversified Telecom. Svs.)			4.900%	08/15/2037	1,000,000	1,080,109
Discovery Communications LLC (Media)			3.950%	03/20/2028	900,000	927,549
Lamar Media Corp. (Media)			5.750%	02/01/2026	500,000	525,625
Sirius XM Radio, Inc. (Media)	(a	)	5.375%	04/15/2025	1,000,000	1,031,250
Time Warner Cable LLC (Media)			6.550%	05/01/2037	850,000	981,324
Verizon Communications, Inc. (Diversified Telecom. Svs.)			4.500%	08/10/2033	1,000,000	1,125,793

						8,724,244

CONSUMER DISCRETIONARY – 5.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)			3.875%	08/22/2037	900,000	992,071
Aptiv PLC (Auto Components)			4.350%	03/15/2029	1,000,000	1,053,398
Dollar General Corp. (Multiline Retail)			4.125%	05/01/2028	2,000,000	2,127,576
Expedia Group, Inc. (Internet & Direct Marketing Retail)			5.000%	02/15/2026	3,000,000	3,266,552
General Motors Co. (Automobiles)			5.000%	04/01/2035	900,000	884,057
Hasbro, Inc. (Leisure Products)			3.500%	09/15/2027	2,000,000	2,028,731
Lear Corp. (Auto Components)			3.800%	09/15/2027	4,000,000	3,957,679
Magna International, Inc. (Auto Components)			3.625%	06/15/2024	1,000,000	1,046,258

						15,356,322

CONSUMER STAPLES – 6.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.700%	02/01/2036	2,000,000	2,199,333
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.900%	02/01/2046	1,000,000	1,111,466
Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.600%	04/15/2048	2,000,000	2,147,717
B.A.T. Capital Corp. (Tobacco)			4.390%	08/15/2037	3,000,000	2,851,613
Campbell Soup Co. (Food Products)			4.150%	03/15/2028	2,000,000	2,087,008
J.M. Smucker Co. / The (Food Products)			3.375%	12/15/2027	3,000,000	3,064,454
Mead Johnson Nutrition Co. (Food Products)			3.000%	11/15/2020	900,000	907,955
Philip Morris International, Inc. (Tobacco)			4.125%	05/17/2021	1,250,000	1,288,654

						15,658,200

ENERGY – 12.7%
Apache Corp. (Oil, Gas & Consumable Fuels)			4.375%	10/15/2028	1,800,000	1,880,123
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)			4.080%	12/15/2047	2,000,000	1,936,279
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)			3.017%	01/16/2027	900,000	918,794
Buckeye Partners LP (Oil, Gas & Consumable Fuels)			4.875%	02/01/2021	1,000,000	1,015,777
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)			4.950%	06/01/2047	3,000,000	3,416,114
Chevron Corp. (Oil, Gas & Consumable Fuels)			2.895%	03/03/2024	900,000	929,264
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)			4.500%	06/01/2025	1,000,000	1,074,591
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)			3.750%	10/01/2027	2,000,000	2,071,978
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	2,000,000	2,185,633
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.750%	07/15/2023	900,000	932,796
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			4.114%	03/01/2046	900,000	1,034,350
Halliburton Co. (Energy Equip. & Svs.)			4.850%	11/15/2035	900,000	959,021
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			4.150%	03/01/2022	1,000,000	1,042,622
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.300%	12/01/2034	1,000,000	1,130,179
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			3.850%	06/01/2025	850,000	880,740
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			4.750%	09/15/2044	1,000,000	1,030,367
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			6.000%	06/15/2035	1,000,000	1,137,011
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			3.950%	02/01/2028	1,000,000	982,863
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(a	)	6.000%	03/31/2022	1,800,000	1,842,750
Shell International Finance BV (Oil, Gas & Consumable Fuels)			4.000%	05/10/2046	900,000	986,770
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a	)	4.150%	01/15/2048	1,000,000	1,019,380
Transocean Pontus Ltd. (Energy Equip. & Svs.)	(a	)	6.125%	08/01/2025	1,181,250	1,216,688
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			3.350%	08/15/2022	1,000,000	1,018,859
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			3.750%	06/15/2027	1,000,000	1,033,236
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			5.400%	03/04/2044	1,000,000	1,102,913

						32,779,098

FINANCIALS – 26.5%
AerCap Ireland Capital DAC /AerCap Global Aviation Trust (Diversified Financial Svs.)			3.300%	01/23/2023	3,000,000	3,025,553
Aflac, Inc. (Insurance)			3.625%	06/15/2023	1,425,000	1,494,247
American Express Co. (Consumer Finance)			QL + 75	08/03/2023	1,000,000	1,005,196
American International Group, Inc. (Insurance)			3.875%	01/15/2035	2,500,000	2,489,501
Bank of America Corp. (Banks)			3.875%	08/01/2025	850,000	909,200
Bank of America Corp. (Rate is fixed until 01/23/2025, at which point, the rate becomes QL + 81) (Banks)	(b	)	3.366%	01/23/2026	2,000,000	2,062,660
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b	)	4.244%	04/24/2038	1,000,000	1,089,441

11	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	$2,800,000	$2,839,508
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	934,684
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	1,180,000	1,240,510
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	2,134,421
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,052,306
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	5,000,000	4,978,525
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	2,072,520
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	1,800,000	1,817,126
Ford Motor Credit Co. LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,405,022
Ford Motor Credit Co. LLC (Consumer Finance)		QL + 88	10/12/2021	2,000,000	1,968,544
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	2,000,000	2,017,016
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	1,970,976
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	1,000,000	1,018,224
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	2,090,807
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 116) (Capital Markets)	(b)	3.814%	04/23/2029	2,000,000	2,082,779
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,068,416
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	1,856,475
JPMorgan Chase & Co. (Banks)		3.900%	07/15/2025	2,023,000	2,159,079
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,800,000	1,854,054
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,459,113
Morgan Stanley (Capital Markets)		QL + 140	10/24/2023	1,260,000	1,284,104
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,045,521
Morgan Stanley (Rate is fixed until 05/06/2029, at which point, the rate becomes QL + 116) (Capital Markets)	(b)	4.431%	01/23/2030	2,000,000	2,214,180
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	2,000,000	2,096,098
Progressive Corp. /The (Insurance)		2.450%	01/15/2027	900,000	890,394
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,041,428
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	1,900,000	1,959,515
Teachers Insurance & Annuity Association of America (Insurance)	(a)	4.270%	05/15/2047	900,000	973,361
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	900,000	910,089
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,112,219
Wells Fargo Bank NA (Banks)		3.550%	08/14/2023	2,000,000	2,086,318
Westpac Banking Corp. (Banks)		QL + 57	01/11/2023	1,000,000	997,854
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,862,847

					68,569,831

HEALTH CARE – 3.6%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	850,000	855,334
Bayer U.S. Finance II LLC (Pharmaceuticals)	(a)	4.875%	06/25/2048	2,000,000	2,051,452
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	2,000,000	2,142,453
CVS Health Corp. (Health Care Providers & Svs.)		4.100%	03/25/2025	3,000,000	3,162,378
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	900,000	979,355

					9,190,972

INDUSTRIALS – 8.5%
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	4,000,000	4,094,999
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	2,900,000	2,991,297
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	900,000	1,041,535
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	2,325,524
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	1,042,723
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	3,900,000	3,976,729
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,528,772
Union Pacific Corp. (Road &Rail)		3.250%	08/15/2025	1,000,000	1,039,649
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	2,000,000	2,055,000
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	1,967,584

					22,063,812

INFORMATION TECHNOLOGY – 1.9%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	900,000	945,233
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	928,742
Microsoft Corp. (Software)		4.100%	02/06/2037	900,000	1,026,403
Microsoft Corp. (Software)		4.450%	11/03/2045	900,000	1,078,081
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	900,000	923,410

					4,901,869

12	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

MATERIALS – 10.7%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	$1,000,000	$1,058,752
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	903,070
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,900,000	1,972,541
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,030,679
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	2,900,000	2,929,000
Martin Marietta Materials, Inc. (Construction Materials)		3.500%	12/15/2027	4,000,000	3,991,409
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	12/15/2047	1,000,000	934,793
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	3,099,295
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	2,050,321
Packaging Corp. of America (Containers & Packaging)		3.400%	12/15/2027	2,000,000	2,021,704
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,733,332
Syngenta Finance N.V. (Chemicals)	(a)	4.441%	04/24/2023	1,000,000	1,039,147
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	1,039,841
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	2,800,000	2,861,079

					27,664,963

REAL ESTATE – 7.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,051,192
Boston Properties LP (Equity REIT)		3.125%	09/01/2023	925,000	948,340
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	1,800,000	1,888,436
Federal Realty Investment Trust (Equity REIT)		3.000%	08/01/2022	1,425,000	1,446,978
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,000,000	2,040,738
HCP, Inc. (Equity REIT)		4.000%	06/01/2025	1,500,000	1,585,258
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,445,053
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	1,009,170
Highwoods Realty LP (Equity REIT)		4.200%	04/15/2029	1,850,000	1,934,571
Hospitality Properties Trust (Equity REIT)		4.250%	02/15/2021	1,000,000	1,010,933
Kilroy Realty LP (Equity REIT)		3.450%	12/15/2024	1,000,000	1,028,353
SITE Centers Corp. (Equity REIT)		3.625%	02/01/2025	1,721,000	1,740,596
Vornado Realty LP (Equity REIT)		3.500%	01/15/2025	1,000,000	1,020,162
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	1,065,304

					19,215,084

UTILITIES – 8.0%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	900,000	940,573
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,518,675
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	1,960,799
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	1,019,332
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	900,000	982,727
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,041,475
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	900,000	879,982
Duke Energy Florida LLC (Electric Utilities)		2.100%	12/15/2019	500,000	499,166
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	1,020,050
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	1,966,220
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	966,092
LG&E & KU Energy LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,036,153
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.800%	01/15/2023	3,000,000	3,019,947
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,537,003
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,000,000	1,023,273
Virginia Electric & Power Co. (Electric Utilities)		3.450%	02/15/2024	1,255,000	1,306,904

					20,718,371

Total Corporate Bonds (Cost $235,839,745)					$244,842,766

Asset-Backed Securities – 2.7%		Rate	Maturity	Face Amount	Value

INDUSTRIALS – 2.7%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$2,377,646	$2,369,324
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	3,068,398	3,084,354
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,645,833	1,646,261

Total Asset-Backed Securities (Cost $7,094,739)					$7,099,939

Sovereign Issues – 1.2%		Rate	Maturity	Face Amount	Value
Mexico Government International Bond		3.750%	01/11/2028	$3,000,000	$3,056,250

Total Sovereign Issues (Cost $2,988,734)					$3,056,250

13	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Money Market Funds – 0.6%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(c	)	1,468,904	$1,469,198

Total Money Market Funds (Cost $1,469,198)				$1,469,198

Total Investments – 99.2% (Cost $247,392,416)	(d	)		$256,468,153
Other Assets in Excess of Liabilities – 0.8%				1,942,397

Net Assets – 100.0%				$258,410,550

Percentages are stated as a percent of net assets.

Abbreviations:

QL:	Quarterly U.S. LIBOR Rate, 2.320% at 06/30/2019
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.758% at 06/30/2019
USSW5:	USD Swap Semi 30/360 5 Year, 1.765% at 06/30/2019

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2019, the value of these securities totaled $17,477,327, or 6.8% of the Portfolio’s net assets.

(b)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2019.

(c)	Rate represents the seven-day yield at June 30, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Balanced Allocation Portfolio (formerly the ON Omni Portfolio) seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2019

Average Annual returns
One year	2.98%
Five years	8.01%
Ten years	11.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON BlackRock Balanced Allocation Portfolio returned 20.32% versus 18.54% for its benchmark, the S&P 500 Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500 Index and 30% ICE BofA Merrill Lynch U.S. Corporate Master Index, returned 15.93% for the period.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Omni Portfolio to ON BlackRock Balanced Allocation Portfolio. The Portfolio’s benchmarks were unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio was known as the ON Omni Portfolio, and was sub-advised by Suffolk. During the first one-month period, the Portfolio returned 10.84% versus 8.01% for the S&P 500 Index and 6.24% for the secondary benchmark, respectively.

For the period from February 1, 2019 to June 30, 2019 (the “latter five-month period”), the Portfolio was sub-advised by BlackRock. During this period, the Portfolio returned 8.55% versus 9.74% for the S&P 500 Index and 9.13% the secondary benchmark, respectively.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk/ONI: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark relative performance.

A. BlackRock/ONI: For the latter five-month period, two select months were the primary drivers of relative returns for the equity portion of the Portfolio. The Portfolio outperformed its benchmark significantly in May, as the market declined, due to increased trade tensions and slowing global growth. One of the core drivers of the outperformance was a sentiment-based insight that evaluates the sentiment of informed bond investors. The signal provides an alternative lens into company quality and often exhibits defensive properties, which was particularly beneficial in May, as investors sought these characteristics. Several fundamental signals, particularly alternative quality measures, bolstered relative returns, as investors searched for sustainable businesses that had the potential for growth amidst ongoing economic uncertainty.

In contrast, the Portfolio struggled in June, amidst a strong market rally driven largely by geopolitical developments and central bank policy. The market rally was sparked by a sharp reversal, as a constructive meeting between the U.S. and China at the G20 Osaka Summit led to a decrease in trade tensions, while the Federal Reserve’s dovish rhetoric increased expectations of more supportive central bank policy. The erratic nature of global trade discussions, combined with the divergence of central bank policy globally, led to an environment in which the Portfolio’s macro thematic signals struggled over the course of the month. Additionally, certain insights that exhibit more defensive properties hindered performance, as the market experienced a sharp rally following the reversal at the beginning of the month.

As it relates to the fixed income, the Portfolio benefited from declining interest rates and tighter corporate bond spreads during the period. The Portfolio’s exposure to lower quality corporate bonds benefited relative performance.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk/ONI: For the first one-month period, both sector allocation and security selection contributed to relative outperformance during the period. Stock selection in Health Care and Consumer Discretionary contributed to relative outperformance, while stock selection in Communication Services detracted from relative performance. Both security selection and sector allocation had positive contributions to relative performance. For the fixed income portion of the Portfolio, the Information Technology, Utilities and Energy sectors had positive contributions to performance, while the Consumer Discretionary sector detracted from performance. Security selection in the Energy, Information Technology and Financials sectors also contributed to performance.

A. BlackRock/ONI: The equity portfolio management team targets a generally sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, a modest underweight to the Energy sector contributed slightly to performance, as the sector underperformed the broader market during the latter five-month period. On the other hand, a modest overweight to Health Care detracted slightly, as the sector underperformed, amidst a risk-on, pro-cyclical and pro-growth market environment. As expected, the majority of relative performance was driven by security selection decisions. Stock selection was positive in the Consumer Staples sector, particularly among food and staples retailers and food products companies. Security selection was also very positive in the Industrials sector, especially among industrial conglomerates, and in the Consumer Discretionary sector. In contrast, selection within the Energy sector, in both the oil, gas and consumable fuels industry and the energy equipment and services

15	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)

industry, was a notable detractor from relative performance. Stock selection in the Financials sector, especially among capital markets companies, and in the Health Care sector, hindered relative returns as well. (1)

For the fixed income portion of the Portfolio, the Utilities, Materials, and Information Technology sectors had positive contributions to performance, while the Consumer Discretionary and Consumer Staples sectors detracted from performance. Security selection in the Utilities, Financials, and Energy sectors also contributed to performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk/ONI: Top equity contributors for the first one-month period included Sage Therapeutics, Inc., as it announced positive results for a Phase 3 trial in postpartum depression. Celgene Corp. contributed, as it was acquired by Bristol-Myers Squibb Co. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, which is favorable compared to concerns of inventory buildup over the past several months. Additionally, the company announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity. Top contributors on the fixed income portion of the Portfolio included Canadian Natural Resources Ltd. 4.950% due 2047, The Williams Cos., Inc. 5.400% due 2044, and Synchrony Financial 4.250% due 2024.

Alphabet, Inc. Class C detracted most from relative performance for the first one-month period, as there were concerns Google would lose its share in online advertising to Amazon.com, Inc. (“Amazon”) and might withdraw its news service in Europe should a “snippet” tax be implemented. An underweight to Apple, Inc., due to expected phone pricing cuts, was another relative detractor. A third relative detractor was Amazon, as the Portfolio was underweight due to concerns of weaker U.S. e-commerce share gain and belief that increased regulation of e-commerce in India would impact growth. For the fixed income portion of the Portfolio, the largest detractors were Charter Communications Operating LLC /Charter Communications Operating Capital Corp. 5.050% due 2029, Intercontinental Exchange, Inc. 2.750% due 2020, and KLA-Tencor Corp. 3.375% due 2019.

A. BlackRock/ONI: For the equity portion of the Portfolio, from a security standpoint, the top individual contributor for the latter five-month period was the Portfolio’s overweight in Target Corp. (“Target”). Target’s stock outperformed the broader market following a very strong first-quarter earnings report that included better than expected results on both revenue and earnings, as well as healthy same-store sales growth. More convenient e-commerce options, as well as improvements in same-day fulfillment services, supported by its Shipt business, drove digital sales growth and sparked investor confidence in the retailer’s ability to compete with other retail giants. The next largest contribution came from the Portfolio’s overweight in PepsiCo, Inc. The stock surged on news of the company’s first quarter earnings and revenue beats, along with the fact that the company experienced 5.2% organic revenue growth. Investors gained confidence, as the company has been increasingly diversifying its revenue drivers, including significant growth of its snack business, increased popularity of Bubly (its sparkling water) and healthy revenue growth internationally. The Portfolio’s off-benchmark position in CDW Corp. was beneficial as well. Largely due to company growth, as indicated in its first quarter earnings announcement, shares in the Information Technology company increased roughly 30% over the period. Company earnings and revenue both topped analyst expectations, as year-over-year earnings rose 18%, while revenue jumped 10%. (1)

Top contributors to the fixed income portion of the Portfolio included Canadian Natural Resources Ltd. 4.950% due 2047, Anheuser-Busch Cos. LLC /Anheuser-Busch InBevWorldwide, Inc. 4.700% due 2036, and Kinross Gold Corp. 4.500% due 2027. (1)

For the equity portion of the Portfolio, the top individual detractor for the period was the Portfolio’s overweight position in The Charles Schwab Corp. The company struggled amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. Furthermore, the Portfolio’s underweight in Microsoft Corp. was a drag on relative performance, as those shares outperformed the broader market. The company’s rapidly growing cloud computing business, Azure, was the primary driver of returns, as cloud-service revenue grew 73% year-over-year in the first quarter. This growth significantly topped analyst expectations and resulted in company revenues and earnings both beating estimates, with revenues growing 14% year-over-year. The Portfolio’s overweight position in UnitedHealth Group, Inc. was the third largest individual detractor, as the stock declined roughly 8% over the period. Despite fairly strong first quarter earnings, uncertainties around future policy changes caused investor concern, as certain policies, such as Medicare-for-All, could act as a significant headwind to Health Care providers and insurers. Analysts felt that the management team did little to address the potential risks and soothe investor concerns, causing a continued sell-off throughout the latter five-month period. (1)

For the fixed income portion of the Portfolio, the largest detractors were Charter Communications Operating LLC /Charter Communications Operating Capital Corp. 5.050% due 2029, Intercontinental Exchange, Inc. 2.750% due 2020, and KLA-Tencor Corp. 3.375% due 2019. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk/ONI: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock/ONI: Pursuant to the Portfolio’s investment strategy, futures contracts were used in order to equitize cash and prevent a cash drag on performance during the latter five-month period. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

16	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	71.7
Corporate Bonds (4)	25.6
Asset-Backed Securities (4)	0.5
U.S. Treasury Obligations	0.4
Money Market Funds and Other Net Assets	1.8

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	2.8
2.	Microsoft Corp.	2.2
3.	Apple, Inc.	1.9
4.	JPMorgan Chase & Co.	1.9
5.	Johnson & Johnson	1.9
6.	Facebook, Inc. Class A	1.6
7.	Berkshire Hathaway, Inc. Class B	1.5
8.	Merck & Co., Inc.	1.4
9.	Verizon Communications, Inc.	1.3
10.	Medtronic PLC	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	18.3
Information Technology	16.8
Health Care	11.6
Industrials	9.5
Consumer Discretionary	8.6
Communication Services	8.3
Energy	7.2
Consumer Staples	5.4
Utilities	4.5
Real Estate	3.9
Materials	3.7

97.8

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 71.7%		Shares	Value

COMMUNICATION SERVICES – 7.0%
Activision Blizzard, Inc. (Entertainment)		813	$38,374
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	222	240,381
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	531	573,963
AT&T, Inc. (Diversified Telecom. Svs.)		4,176	139,938
CBS Corp. Class B (Media)		601	29,990
Comcast Corp. Class A (Media)		12,774	540,085
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	4,850	936,050
Fox Corp. Class A (Media)		357	13,080
Fox Corp. Class B (Media)		685	25,023
Interpublic Group of Cos., Inc. / The (Media)		21,298	481,122
Netflix, Inc. (Entertainment)	(a)	419	153,907
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	927	25,233
Sinclair Broadcast Group, Inc. Class A (Media)		406	21,774
Verizon Communications, Inc. (Diversified Telecom. Svs.)		13,696	782,452
Viacom, Inc. Class B (Entertainment)		2,878	85,966

			4,087,338

CONSUMER DISCRETIONARY – 6.9%
Advance Auto Parts, Inc. (Specialty Retail)		517	79,690
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	950	160,977
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	868	1,643,672
AutoZone, Inc. (Specialty Retail)	(a)	90	98,952
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	7	5,130
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3,885	472,921
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		256	71,240
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		12,239	206,717
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	558	24,301
Home Depot, Inc. / The (Specialty Retail)		422	87,763
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3,497	206,638
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	708	127,589
McDonald’s Corp. (Hotels, Restaurants & Leisure)		1,361	282,625
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		3,538	297,015
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	104	38,409
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		698	84,605
Target Corp. (Multiline Retail)		2,070	179,283
TJX Cos., Inc. / The (Specialty Retail)		129	6,822
Ulta Beauty, Inc. (Specialty Retail)	(a)	27	9,366

			4,083,715

CONSUMER STAPLES – 4.9%
Archer-Daniels-Midland Co. (Food Products)		4,046	165,077
Church & Dwight Co., Inc. (Household Products)		2,512	183,527
Colgate-Palmolive Co. (Household Products)		995	71,312
Costco Wholesale Corp. (Food & Staples Retailing)		890	235,191
Estee Lauder Cos., Inc. / The Class A (Personal Products)		526	96,316
General Mills, Inc. (Food Products)		6,462	339,384
Hershey Co. / The (Food Products)		1,844	247,151
J.M. Smucker Co. / The (Food Products)		477	54,945
McCormick & Co., Inc. (Food Products)		517	80,140
Monster Beverage Corp. (Beverages)	(a)	1,289	82,277
PepsiCo, Inc. (Beverages)		3,676	482,034
Performance Food Group Co. (Food & Staples Retailing)	(a)	1,556	62,287
Philip Morris International, Inc. (Tobacco)		2,746	215,643
Procter & Gamble Co. / The (Household Products)		3,201	350,990
Walmart, Inc. (Food & Staples Retailing)		1,930	213,246

			2,879,520

ENERGY – 3.2%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		6,922	79,326
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		628	14,419
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,005	498,382
ConocoPhillips (Oil, Gas & Consumable Fuels)		9,752	594,872
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		1,925	179,333
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		1,524	116,784
Halliburton Co. (Energy Equip. & Svs.)		7,538	171,414
Phillips 66 (Oil, Gas & Consumable Fuels)		1,305	122,070
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		1,174	100,506
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		314	8,805

			1,885,911

18	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

FINANCIALS – 9.8%
Allstate Corp. / The (Insurance)		2,354	$239,378
American Express Co. (Consumer Finance)		3,550	438,212
Bank of America Corp. (Banks)		9,231	267,699
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	4,182	891,477
Charles Schwab Corp. / The (Capital Markets)		13,477	541,641
Cincinnati Financial Corp. (Insurance)		448	46,444
Citizens Financial Group, Inc. (Banks)		10,906	385,636
Discover Financial Services (Consumer Finance)		5,251	407,425
First American Financial Corp. (Insurance)		2,117	113,683
First Republic Bank (Banks)		1,606	156,826
JPMorgan Chase & Co. (Banks)		9,782	1,093,628
Lincoln National Corp. (Insurance)		259	16,693
Loews Corp. (Insurance)		664	36,301
MetLife, Inc. (Insurance)		1,830	90,896
Morgan Stanley (Capital Markets)		1,127	49,374
Prudential Financial, Inc. (Insurance)		5,399	545,299
TD Ameritrade Holding Corp. (Capital Markets)		3,049	152,206
Travelers Cos., Inc. / The (Insurance)		416	62,200
Wells Fargo & Co. (Banks)		4,007	189,611
Western Alliance Bancorp (Banks)	(a)	478	21,376

			5,746,005

HEALTH CARE – 10.3%
AbbVie, Inc. (Biotechnology)		5,277	383,743
AmerisourceBergen Corp. (Health Care Providers & Svs.)		909	77,501
Amgen, Inc. (Biotechnology)		2,956	544,732
Anthem, Inc. (Health Care Providers & Svs.)		500	141,105
Bristol-Myers Squibb Co. (Pharmaceuticals)		6,273	284,480
Celgene Corp. (Biotechnology)	(a)	1,222	112,962
Cigna Corp. (Health Care Providers & Svs.)		261	41,121
CVS Health Corp. (Health Care Providers & Svs.)		2,230	121,513
Danaher Corp. (Health Care Equip. & Supplies)		90	12,863
Genomic Health, Inc. (Biotechnology)	(a)	17	989
Gilead Sciences, Inc. (Biotechnology)		8,401	567,572
Johnson & Johnson (Pharmaceuticals)		7,798	1,086,105
McKesson Corp. (Health Care Providers & Svs.)		261	35,076
Medtronic PLC (Health Care Equip. & Supplies)		6,782	660,499
Merck & Co., Inc. (Pharmaceuticals)		9,870	827,599
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	323	101,099
Stryker Corp. (Health Care Equip. & Supplies)		1,416	291,101
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2,308	563,175
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	1,049	170,053
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	312	57,215

			6,080,503

INDUSTRIALS – 7.1%
ADT, Inc. (Commercial Svs. & Supplies)		1,343	8,219
Allegion PLC (Building Products)		2,386	263,772
CoStar Group, Inc. (Professional Svs.)	(a)	191	105,825
Crane Co. (Machinery)		5,274	440,063
Curtiss-Wright Corp. (Aerospace & Defense)		171	21,739
Generac Holdings, Inc. (Electrical Equip.)	(a)	437	30,332
Honeywell International, Inc. (Industrial Conglomerates)		2,199	383,923
Hubbell, Inc. (Electrical Equip.)		652	85,021
IDEX Corp. (Machinery)		62	10,673
Insperity, Inc. (Professional Svs.)		2,822	344,679
L3Harris Technologies, Inc. (Aerospace & Defense)		1,449	274,049
Landstar System, Inc. (Road & Rail)		223	24,082
Lockheed Martin Corp. (Aerospace & Defense)		1,483	539,130
Lyft, Inc. Class A (Road & Rail)	(a)	1,298	85,292
Oshkosh Corp. (Machinery)		888	74,139
PACCAR, Inc. (Machinery)		7,166	513,516
Raytheon Co. (Aerospace & Defense)		609	105,893
Rockwell Automation, Inc. (Electrical Equip.)		2,450	401,384
Roper Technologies, Inc. (Industrial Conglomerates)		93	34,062
Snap-on, Inc. (Machinery)		1,460	241,834
TriNet Group, Inc. (Professional Svs.)	(a)	172	11,662

19	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Uber Technologies, Inc. (Road & Rail)	(a)	2,069	$95,960
Waste Management, Inc. (Commercial Svs. & Supplies)		695	80,182

			4,175,431

INFORMATION TECHNOLOGY – 15.4%
Adobe, Inc. (Software)	(a)	1,626	479,101
Amdocs Ltd. (IT Svs.)		280	17,385
Analog Devices, Inc. (Semiconductors & Equip.)		189	21,332
Apple, Inc. (Tech. Hardware, Storage & Periph.)		5,544	1,097,269
Automatic Data Processing, Inc. (IT Svs.)		3,137	518,640
Broadcom, Inc. (Semiconductors & Equip.)		471	135,582
CDW Corp. (Electronic Equip., Instr. & Comp.)		1,056	117,216
Ciena Corp. (Communications Equip.)	(a)	1,398	57,500
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	1,648	72,018
Cisco Systems, Inc. (Communications Equip.)		11,695	640,067
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	2,380	120,904
Fidelity National Information Services, Inc. (IT Svs.)		3,155	387,055
GoDaddy, Inc. Class A (IT Svs.)	(a)	3,569	250,365
HP, Inc. (Tech. Hardware, Storage & Periph.)		8,196	170,395
Intel Corp. (Semiconductors & Equip.)		6,232	298,326
International Business Machines Corp. (IT Svs.)		1,306	180,097
Intuit, Inc. (Software)		857	223,960
Mastercard, Inc. Class A (IT Svs.)		58	15,343
Microsoft Corp. (Software)		9,788	1,311,201
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		5,181	217,550
NVIDIA Corp. (Semiconductors & Equip.)		304	49,926
Oracle Corp. (Software)		2,595	147,837
Paychex, Inc. (IT Svs.)		5,842	480,738
PayPal Holdings, Inc. (IT Svs.)	(a)	491	56,200
QUALCOMM, Inc. (Semiconductors & Equip.)		68	5,173
Red Hat, Inc. (Software)	(a)	79	14,833
salesforce.com, Inc. (Software)	(a)	4,294	651,529
ServiceNow, Inc. (Software)	(a)	868	238,327
Square, Inc. Class A (IT Svs.)	(a)	575	41,705
Texas Instruments, Inc. (Semiconductors & Equip.)		1,873	214,945
VeriSign, Inc. (IT Svs.)	(a)	159	33,256
Visa, Inc. (IT Svs.)		3,236	561,608
Workday, Inc. Class A (Software)	(a)	169	34,743
Xilinx, Inc. (Semiconductors & Equip.)		1,614	190,323

			9,052,449

MATERIALS – 2.0%
Air Products & Chemicals, Inc. (Chemicals)		1,405	318,050
Dow, Inc. (Chemicals)		4,246	209,370
Ecolab, Inc. (Chemicals)		935	184,606
LyondellBasell Industries N.V. Class A (Chemicals)		1,776	152,967
Westrock Co. (Containers & Packaging)		8,714	317,800

			1,182,793

REAL ESTATE – 2.4%
Equity LifeStyle Properties, Inc. (Equity REIT)		3,637	441,314
Outfront Media, Inc. (Equity REIT)		1,760	45,390
Park Hotels & Resorts, Inc. (Equity REIT)		8,847	243,823
Prologis, Inc. (Equity REIT)		4,973	398,337
Ryman Hospitality Properties, Inc. (Equity REIT)		951	77,117
Simon Property Group, Inc. (Equity REIT)		1,328	212,161

			1,418,142

UTILITIES – 2.7%
Alliant Energy Corp. (Electric Utilities)		359	17,620
American Water Works Co., Inc. (Water Utilities)		4,067	471,772
Avista Corp. (Multi-Utilities)		1,104	49,238
Black Hills Corp. (Multi-Utilities)		1,011	79,030
Consolidated Edison, Inc. (Multi-Utilities)		2,039	178,780
DTE Energy Co. (Multi-Utilities)		2,671	341,567
Evergy, Inc. (Electric Utilities)		1,353	81,383
IDACORP, Inc. (Electric Utilities)		1,416	142,209
Pinnacle West Capital Corp. (Electric Utilities)		67	6,304

20	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
Southwest Gas Holdings, Inc. (Gas Utilities)	243	$21,778
Xcel Energy, Inc. (Electric Utilities)	3,582	213,093

		1,602,774

Total Common Stocks (Cost $39,737,306)		$42,194,581

Corporate Bonds – 25.6%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 1.3%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	$150,000	$154,117
Discovery Communications LLC (Media)		3.950%	03/20/2028	100,000	103,061
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	173,175
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	150,000	168,869
Viacom, Inc. (Entertainment)		4.250%	09/01/2023	150,000	158,624

					757,846

CONSUMER DISCRETIONARY – 1.7%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	100,000	110,230
Aptiv PLC (Auto Components)		4.350%	03/15/2029	150,000	158,010
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		3.550%	03/15/2028	200,000	208,358
General Motors Co. (Automobiles)		5.000%	04/01/2035	100,000	98,228
Lear Corp. (Auto Components)		5.250%	01/15/2025	222,000	230,332
Volkswagen Group of America Finance LLC (Automobiles)	(b)	4.625%	11/13/2025	200,000	217,176

					1,022,334

CONSUMER STAPLES – 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	100,000	109,966
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	100,884
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	103,922

					314,772

ENERGY – 4.0%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	200,000	208,903
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	100,000	102,088
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		4.950%	06/01/2047	100,000	113,870
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	103,251
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	150,000	161,189
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	102,594
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	100,000	103,644
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	114,928
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	106,558
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	78,197
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	155,425
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.800%	04/01/2028	150,000	152,389
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.000%	07/13/2027	150,000	155,832
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		3.950%	02/01/2028	150,000	147,429
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	03/31/2022	200,000	204,750
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	100,000	109,641
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	109,000	111,056
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	110,291

					2,342,035

FINANCIALS – 8.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	150,000	151,278
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	78,645
American Express Co. (Consumer Finance)		3.000%	10/30/2024	150,000	153,679
American International Group, Inc. (Insurance)		3.875%	01/15/2035	150,000	149,370
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	160,447
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	202,822
Bank of New York Mellon Corp. / The (Capital Markets)		3.300%	08/23/2029	200,000	207,265
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	103,854
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	105,128
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	106,721
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	104,073
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	200,000	199,141
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	259,065
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	201,903
Ford Motor Credit Co. LLC (Consumer Finance)		3.157%	08/04/2020	100,000	100,359
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	100,851
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	150,000	156,811

21	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	$200,000	$ 206,275
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	102,695
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	200,000	206,006
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	104,222
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	104,552
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	100,000	104,805
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	200,000	215,785
PNC Bank N.A. (Banks)		3.250%	06/01/2025	195,000	202,071
Progressive Corp. / The (Insurance)		2.450%	01/15/2027	100,000	98,933
Raymond James Financial, Inc. (Capital Markets)		3.625%	09/15/2026	150,000	154,195
S&P Global, Inc. (Capital Markets)		4.000%	06/15/2025	150,000	162,784
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	150,000	156,214
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	150,000	154,698
Teachers Insurance & Annuity Association of America (Insurance)	(b)	4.270%	05/15/2047	100,000	108,151
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	77,143
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	100,000	101,121
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	206,983

					5,008,045

HEALTH CARE – 1.3%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	150,000	150,942
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	160,684
CVS Health Corp. (Health Care Providers & Svs.)		4.100%	03/25/2025	150,000	158,119
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	150,000	166,022
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	100,000	108,817

					744,584

INDUSTRIALS – 1.9%
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	100,000	103,148
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	115,726
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	150,000	174,414
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	104,272
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	101,968
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	109,198
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	103,965
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	102,750
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	218,621

					1,134,062

INFORMATION TECHNOLOGY – 1.4%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	100,974
Apple, Inc. (Tech. Hardware, Storage & Periph.)		3.350%	02/09/2027	100,000	105,026
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	163,895
Microsoft Corp. (Software)		4.100%	02/06/2037	100,000	114,045
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	119,787
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	113,836
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	102,601

					820,164

MATERIALS – 1.7%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	100,341
CF Industries, Inc. (Chemicals)	(b)	4.500%	12/01/2026	150,000	155,902
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	103,818
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	100,000	101,000
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	200,000	206,620
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	100,000	107,911
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	200,000	204,363

					979,955

REAL ESTATE – 1.5%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	150,000	157,679
Boston Properties LP (Equity REIT)		3.125%	09/01/2023	75,000	76,892
Crown Castle International Corp. (Equity REIT)		4.000%	03/01/2027	200,000	209,826
Federal Realty Investment Trust (Equity REIT)		3.000%	08/01/2022	75,000	76,157
HCP, Inc. (Equity REIT)		4.000%	06/01/2025	100,000	105,684
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	103,218
Highwoods Realty LP (Equity REIT)		4.200%	04/15/2029	150,000	156,857

					886,313

22	(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value

UTILITIES – 1.8%
AEP Transmission Co. LLC (Electric Utilities)			4.000%	12/01/2046	$100,000	$104,508
American Water Capital Corp. (Water Utilities)			4.300%	12/01/2042	100,000	108,477
Berkshire Hathaway Energy Co. (Multi-Utilities)			3.250%	04/15/2028	100,000	103,200
Commonwealth Edison Co. (Electric Utilities)			4.350%	11/15/2045	100,000	113,259
Connecticut Light & Power Co. / The (Electric Utilities)			4.000%	04/01/2048	100,000	109,192
Duke Energy Corp. (Electric Utilities)			3.750%	09/01/2046	100,000	97,776
FirstEnergy Transmission LLC (Electric Utilities)	(b	)	4.550%	04/01/2049	200,000	218,469
Fortis, Inc. (Electric Utilities)			3.055%	10/04/2026	100,000	99,223
Jersey Central Power & Light Co. (Electric Utilities)	(b	)	4.300%	01/15/2026	100,000	107,343

						1,061,447

Total Corporate Bonds (Cost $14,327,292)						$15,071,557

Asset-Backed Securities – 0.5%			Rate	Maturity	Face Amount	Value

INDUSTRIALS – 0.5%
American Airlines 2015-1 Class B Pass Through Trust			3.700%	05/01/2023	$127,850	$128,515
United Airlines 2016-1 Class B Pass Through Trust			3.650%	01/07/2026	182,870	182,918

Total Asset-Backed Securities (Cost $310,746)						$311,433

U.S. Treasury Obligations – 0.4%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			2.125%	05/15/2025	$200,000	$203,265

Total U.S. Treasury Obligations (Cost $195,856)						$203,265

Money Market Funds – 1.6%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(d	)			949,424	$949,614

Total Money Market Funds (Cost $949,585)						$949,614

Total Investments – 99.8% (Cost $55,520,785)	(e	)				$58,730,450
Other Assets in Excess of Liabilities – 0.2%	(f	)				88,664

Net Assets – 100.0%						$58,819,114

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 1.758% at 06/30/2019
USSW5:	USD Swap Semi 30/360 5 Year, 1.765% at 06/30/2019

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2019, the value of these securities totaled $1,112,132, or 1.9% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2019.

(d)	Rate represents the seven-day yield at June 30, 2019.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(f)	Includes $25,200 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	4	September 20, 2019	$585,594	$588,840	$3,246	$2,660

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Unaudited)

Objective/Strategy

The ON Capital Appreciation Portfolio seeks long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2019

Average Annual returns
One year	-2.49%
Five years	4.88%
Ten years	12.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Capital Appreciation Portfolio returned 14.37% versus 18.54% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Across Russell’s U.S. Equity Indices, growth significantly outperformed value throughout the capitalization spectrum. Mid cap and large cap growth stocks performed the best, while mid cap and small cap value positions lagged. The market’s tilt toward growth hindered Portfolio results, and the Portfolio underperformed relative to the S&P 500 Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Selection within growth-oriented sectors like Consumer Discretionary and Information Technology detracted the most from relative results, as the Portfolio’s holdings did not keep pace with the strong returns of the benchmark. An underweight in Information Technology was also a source of relative weakness. (1)

On the positive side, stock selection in Consumer Staples, Financials, and Materials aided relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. YETI Holdings, Inc., a designer, marketer, distributor, and retailer of premium products within the outdoor recreation market, was the top contributor. The company’s fourth quarter results and 2019 guidance were better than expected. We eliminated the position during the period, as we found it fully valued after very strong share price performance. Summit Materials, Inc. Class A (“Summit”), a manufacturer of cement, ready-mix concrete, asphalt paving mix, and other construction-related material had the next largest relative impact. Its shares were up as the result of a potential merger with Grupo Argos SA, a vertically integrated cement and ready-mix-concrete producer. While a deal is far from confirmed, we believe Summit would benefit from the merger. Mondelez International, Inc. Class A, another top performer, manufactures and sells snack food and beverage products worldwide. Its shares benefited from organic sales growth, cost-saving divestments, and innovative initiatives, such as expansions into emerging markets and partnerships with Google and China’s Alibaba Group Holding Ltd. In our view, the company’s management has demonstrated its ability to continually expand the company’s customer base. (1)

Houghton Mifflin Harcourt Co. is a provider of content, services, and technology solutions for educational institutions and consumers and was the top detractor. Its financial results were lackluster and 2019 guidance fell short of expectations, due mostly to underperformance in the core textbook business, as Florida decided to defer purchases on new math and reading materials. We still view the industry environment as healthy and the reward to risk ratio for the company as very attractive. New curriculum adoptions in California and Texas could be tailwinds to better growth. Qurate Retail, Inc., another top detractor, is a media conglomerate comprised of seven leading retail brands, all dedicated to providing a shopping experience beyond transactional e-commerce or traditional brick and mortar stores. Its earnings were mixed, with solid revenue and customer performance offset by weaker margins. Cigna Corp. also weighed on relative returns, as its fourth-quarter earnings were essentially in line with expectations, while 2019 earnings guidance was modestly short of our projection. The stock’s decline also may have reflected uncertainty about the effects of a Centers for Medicare and Medicaid Services (CMS) Medicare rebate proposal. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Derivatives were not used during the period. The Portfolio participated in several IPO’s, but Parsons Corp. was the only IPO that significantly impacted performance. Parsons contributed 24 bps to total return during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

24	(continued)

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	97.4
Money Market Funds and Other Net Assets	2.6

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	2.4
2.	Microsoft Corp.	2.4
3.	Walmart, Inc.	2.0
4.	Summit Materials, Inc. Class A	1.9
5.	Mondelez International, Inc. Class A	1.9
6.	Barrick Gold Corp.	1.9
7.	Liberty Global PLC Class C	1.9
8.	Facebook, Inc. Class A	1.8
9.	Delta Air Lines, Inc.	1.8
10.	Morgan Stanley	1.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	15.5
Information Technology	12.7
Communication Services	12.5
Financials	12.4
Consumer Discretionary	11.1
Health Care	9.4
Materials	8.2
Energy	7.1
Consumer Staples	5.5
Real Estate	3.0

97.4

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 97.4%		Shares	Value

COMMUNICATION SERVICES – 12.5%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,158	$2,332,604
Comcast Corp. Class A (Media)		35,743	1,511,214
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	9,017	1,740,281
Inmarsat PLC (Diversified Telecom. Svs.)	(b)	129,228	895,102
Liberty Global PLC Class C (Media)	(a)	67,403	1,788,202
Spotify Technology SA (Entertainment)	(a)	7,177	1,049,421
Viacom, Inc. Class B (Entertainment)		51,277	1,531,644
Walt Disney Co. / The (Entertainment)		8,707	1,215,845

			12,064,313

CONSUMER DISCRETIONARY – 11.1%
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		71,019	1,199,511
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	158,652	913,836
International Game Technology PLC (Hotels, Restaurants & Leisure)		107,271	1,391,305
Laureate Education, Inc. Class A (Diversified Consumer Svs.)	(a)	85,114	1,337,141
MGM Resorts International (Hotels, Restaurants & Leisure)		52,555	1,501,496
Playa Hotels & Resorts N.V. (Hotels, Restaurants & Leisure)	(a)	131,731	1,015,646
Qurate Retail, Inc. (Internet & Direct Marketing Retail)	(a)	49,550	613,924
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	42,256	1,309,936
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		43,548	1,381,778

			10,664,573

CONSUMER STAPLES – 5.5%
Mondelez International, Inc. Class A (Food Products)		34,059	1,835,780
Philip Morris International, Inc. (Tobacco)		19,591	1,538,481
Walmart, Inc. (Food & Staples Retailing)		17,526	1,936,448

			5,310,709

ENERGY – 7.1%
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		13,902	1,434,408
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6,395	696,863
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		53,057	1,188,477
TechnipFMC PLC (Energy Equip. & Svs.)		50,746	1,316,351
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		17,824	1,525,913
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	56,060	645,251

			6,807,263

FINANCIALS – 12.4%
Brighthouse Financial, Inc. (Insurance)	(a)	19,913	730,608
Chubb Ltd. (Insurance)		9,050	1,332,974
Citigroup, Inc. (Banks)		21,705	1,520,001
Goldman Sachs Group, Inc. /The (Capital Markets)		6,975	1,427,085
MetLife, Inc. (Insurance)		32,074	1,593,116
Moelis & Co. Class A (Capital Markets)		36,144	1,263,233
Morgan Stanley (Capital Markets)		38,390	1,681,866
Pinnacle Financial Partners, Inc. (Banks)		18,249	1,048,953
RenaissanceRe Holdings Ltd. (Insurance)		3,143	559,485
Wells Fargo & Co. (Banks)		16,610	785,985

			11,943,306

HEALTH CARE – 9.4%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	10,326	1,352,499

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Allergan PLC (Pharmaceuticals)		6,888	$1,153,258
AstraZeneca PLC – ADR (Pharmaceuticals)		30,690	1,266,883
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	12,481	1,068,998
Bristol-Myers Squibb Co. (Pharmaceuticals)		31,157	1,412,970
Celgene Corp. (Biotechnology)	(a)	7,343	678,787
Cigna Corp. (Health Care Providers & Svs.)		7,980	1,257,249
Pfizer, Inc. (Pharmaceuticals)		19,610	849,505

			9,040,149

INDUSTRIALS – 15.5%
Airbus SE (Aerospace & Defense)	(b)	7,498	1,061,129
Arcosa, Inc. (Construction & Engineering)		13,186	496,189
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a)	31,512	1,157,121
Boeing Co. /The (Aerospace & Defense)		4,408	1,604,556
Delta Air Lines, Inc. (Airlines)		29,718	1,686,496
Emerson Electric Co. (Electrical Equip.)		17,549	1,170,869
GrafTech International Ltd. (Electrical Equip.)		45,683	525,354
Nielsen Holdings PLC (Professional Svs.)		55,958	1,264,651
Parsons Corp. (Aerospace & Defense)	(a)	33,901	1,249,591
Trinity Industries, Inc. (Machinery)		71,186	1,477,109
Union Pacific Corp. (Road & Rail)		9,498	1,606,207
United Technologies Corp. (Aerospace & Defense)		12,143	1,581,019

			14,880,291

INFORMATION TECHNOLOGY – 12.7%
BlackBerry Ltd. (Software)	(a)	135,054	1,007,503
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		21,047	1,138,643
Microsoft Corp. (Software)		17,279	2,314,695
Nokia OYJ – ADR (Communications Equip.)		188,139	942,577
NVIDIA Corp. (Semiconductors & Equip.)		6,023	989,157
QUALCOMM, Inc. (Semiconductors & Equip.)		21,562	1,640,221
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	9,393	971,236
Teradata Corp. (Software)	(a)	36,112	1,294,615
Verint Systems, Inc. (Software)	(a)	22,528	1,211,556
Verra Mobility Corp. (IT Svs.)	(a)	58,534	766,210

			12,276,413

MATERIALS – 8.2%
Agnico Eagle Mines Ltd. (Metals & Mining)		11,466	587,518
Barrick Gold Corp. (Metals & Mining)		114,888	1,811,784
Graphic Packaging Holding Co. (Containers & Packaging)		108,683	1,519,388
Lundin Mining Corp. (Metals & Mining)		165,439	910,859
Summit Materials, Inc. Class A (Construction Materials)	(a)	96,954	1,866,365
Teck Resources Ltd. (Metals & Mining)		51,856	1,195,799

			7,891,713

REAL ESTATE – 3.0%
CoreCivic, Inc. (Equity REIT)		66,602	1,382,657
Weyerhaeuser Co. (Equity REIT)		55,853	1,471,168

			2,853,825

Total Common Stocks (Cost $91,989,468)			$93,732,555

Money Market Funds – 1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(c)	1,380,533	$1,380,809

Total Money Market Funds (Cost $1,380,675)			$1,380,809

Total Investments – 98.8% (Cost $93,370,143)	(d)		$95,113,364
Other Assets in Excess of Liabilities – 1.2%			1,155,816

Net Assets – 100.0%			$96,269,180

26	(continued)

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,956,231 or 2.0% of the Portfolio’s net assets.

(c)	Rate represents the seven-day yield at June 30, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited)

Objective/Strategy

The ON International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of foreign companies.

Performance as of June 30, 2019

Average Annual returns
One year	2.79%
Five years	1.39%
Ten years	6.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON International Equity Portfolio returned 15.53% versus 14.03% for its benchmark, the MSCI EAFE Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Historically, the strategy has added more value versus the benchmark when markets are fundamentally driven in both down markets and moderately rising markets, as opposed to low-quality-led, rapidly rising markets.

International equities posted moderate gains in the second quarter after rising significantly in the first three months of 2019. Equity markets were volatile in the second quarter, as investors, concerned about deteriorating trade relations between China and the United States, sold stocks in May. Markets recovered in June, as investors expected looser monetary policy from the Federal Reserve, which was followed by looser policies from the European Central Bank and some emerging markets central banks. In addition, investors were encouraged by ongoing stimulus implemented by the Chinese government.

While high quality and growth stocks continued to lead the market, higher volatility in the second quarter helped performance because the strategy defended well when the market declined.

Q. How did country selection impact the Portfolio’s performance relative to its benchmark?

A. Lazard’s relative value investment philosophy is based on value creation through the process of bottom-up stock selection. This philosophy is implemented by assessing the trade-off between valuation and financial productivity for an individual security. As such, sector and country/regional weightings are a residual of our bottom up stock selection process. During the period, the Portfolio’s overall country allocation effect was mostly neutral, while stock selection was positive. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. As discussed above, sector and country/regional weightings are a residual of our bottom up stock selection process. Attribution has historically been primarily driven by stock selection. (1)

Relative returns were helped by stock selection in the Financials, Consumer Staples, and Materials sectors. Relative returns were hurt by stock selection in the Real Estate, Consumer Discretionary, and Industrials sectors. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. SAP SE, the top contributor, is a relatively defensive German enterprise software company with high margin licensing fees and maintenance contracts. With a new product cycle underway, and a large recurring revenue base, SAP SE represents an attractive relative value investment opportunity. Aon PLC, a global insurance broker domiciled in the United Kingdom, continued to drive positive performance during the period, as it did throughout the past year. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage, derived from continued strong, organic revenue growth and disciplined spending and capital allocation. During the quarter, the company grew revenues ahead of peers, while leveraging its cost structure to drive margins 190 basis points higher. We continue to own the stock, given the compounding nature of high performing financial productivity. Anheuser-Busch InBev SA/NV rebounded from a challenging fourth quarter and full-year 2018. Operational issues in Brazil and South Africa, which hurt the stock in the fourth quarter, were addressed in the first quarter of 2019. These temporary issues gave us an opportunity to add to the Portfolio’s position. Early in the first quarter, Bloomberg reported that its management was considering an IPO of the company’s Asian operations. The IPO valuation would substantially increase the pace of deleveraging, which is currently running at $7-8 billion per year. The company posted better-than-expected revenue and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) growth, driving stock returns of 27% in the first quarter, and 36% for the period. (1)

Daiwa House Industry Co. Ltd., a Japanese real estate developer and one of the largest developers of residential real estate, was the top detractor. The stock lagged during the period, as some houses and rental apartment units were found to not conform to current building regulations. We believe these issues are transitory. Additionally, the supply of rental apartments has increased and banks have scaled back lending on fears of rising vacancies. Ryanair Holdings PLC, the second largest detractor, is the leader in the intra-Europe discount airline market with a highly competitive cost base and a record of profitable value creation and cash generation. The stock lagged in the quarter due to the continued slowdown in European Union economic activity and air traffic demand, leading to further summer 2019 fare downgrades. Profitability per passenger is at its lowest since 2011 – implying significant margin and valuation upside. Not holding Nestle SA was the third largest relative detractor, as the stock performed well within the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

28	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4) (5)	95.4
Preferred Securities (4) (5)	1.8
Money Market Funds Less Net Liabilities	2.8

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Novartis AG	4.0
2.	SAP SE	3.6
3.	Royal Dutch Shell PLC	3.4
4.	Aon PLC	3.1
5.	Medtronic PLC	2.7
6.	Anheuser-Busch InBev SA /N.V.	2.7
7.	RELX PLC	2.6
8.	Sanofi	2.4
9.	Unilever PLC	2.4
10.	Prudential PLC	2.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):

% of Net Assets
United Kingdom	18.9
France	13.1
Japan	13.0
Netherlands	7.5
Germany	6.8
Canada	5.4
Switzerland	4.8
Ireland	3.8
Sweden	3.6
Singapore	2.7

(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Financials	18.6
Industrials	18.1
Health Care	9.8
Consumer Staples	9.2
Communication Services	7.8
Materials	7.5
Information Technology	7.3
Consumer Discretionary	7.1
Energy	6.3
Real Estate	2.8
Utilities	2.7

97.2

Ohio National Fund, Inc.	ON International Equity Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 95.4%		Shares	Value

UNITED KINGDOM – 18.9%
Amcor PLC (Materials)	(a)	503,064	$5,724,101
Aon PLC (Financials)		76,800	14,820,864
Compass Group PLC (Consumer Discretionary)	(a)	292,470	7,011,019
Diageo PLC (Consumer Staples)	(a)	145,490	6,261,924
Ferguson PLC (Industrials)	(a)	66,542	4,737,119
Howden Joinery Group PLC (Industrials)	(a)	340,171	2,189,252
Informa PLC (Communication Services)	(a)	606,804	6,435,065
Prudential PLC (Financials)	(a)	517,117	11,289,164
RELX PLC (Industrials)	(a)	514,198	12,471,582
RSA Insurance Group PLC (Financials)	(a)	647,105	4,742,344
Unilever PLC (Consumer Staples)	(a)	182,542	11,331,340
Weir Group PLC / The (Industrials)	(a)	156,629	3,081,885

			90,095,659

FRANCE – 13.1%
Air Liquide SA (Materials)	(a)	52,984	7,410,787
Atos SE (Information Technology)	(a)	63,670	5,319,439
Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	(a)	38,941	4,923,756
Engie SA (Utilities)	(a)	411,528	6,240,199
Safran SA (Industrials)	(a)	76,271	11,157,820
Sanofi (Health Care)	(a)	134,377	11,613,172
Vinci SA (Industrials)	(a)	67,555	6,899,096
Vivendi SA (Communication Services)	(a)	316,625	8,689,035

			62,253,304

JAPAN – 13.0%
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	356,819	10,426,499
Hitachi Ltd. (Information Technology)	(a)	99,200	3,649,837
Kao Corp. (Consumer Staples)	(a)	80,210	6,120,368
Makita Corp. (Industrials)	(a)	162,400	5,544,737
Nexon Co. Ltd. (Communication Services)	(a)(b)	452,900	6,616,705
Pan Pacific International Holdings Corp. (Consumer Discretionary)	(a)	69,007	4,387,430
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	90,700	8,486,061
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	208,500	7,390,421
Suzuki Motor Corp. (Consumer Discretionary)	(a)	105,400	4,958,658
Yamaha Corp. (Consumer Discretionary)	(a)	91,200	4,340,884

			61,921,600

NETHERLANDS – 7.5%
ABN AMRO Bank N.V. (Financials)	(a)	210,838	4,511,404
Koninklijke DSM N.V. (Materials)	(a)	54,791	6,760,354
Royal Dutch Shell PLC (Energy)	(a)	493,506	16,106,832
Wolters Kluwer N.V. (Industrials)	(a)	113,432	8,252,324

			35,630,914

CANADA – 5.4%
Canadian National Railway Co. (Industrials)		58,900	5,451,247
National Bank of Canada (Financials)		120,844	5,740,678
Rogers Communications, Inc. Class B (Communication Services)		94,800	5,074,629
Suncor Energy, Inc. (Energy)		301,800	9,414,325

			25,680,879

GERMANY – 5.0%
Fresenius SE & Co. KGaA (Health Care)	(a)	63,389	3,442,022
SAP SE (Information Technology)	(a)	126,693	17,368,577
Vonovia SE (Real Estate)	(a)	63,758	3,045,708

			23,856,307

SWITZERLAND – 4.8%
ABB Ltd. (Industrials)	(a)	199,133	3,992,251
Novartis AG (Health Care)	(a)	208,735	19,055,783

			23,048,034

Common Stocks (Continued)		Shares	Value

IRELAND – 3.8%
Medtronic PLC (Health Care)		134,270	$13,076,555
Ryanair Holdings PLC – ADR (Industrials)	(b)	81,320	5,215,865

			18,292,420

SWEDEN – 3.6%
Assa Abloy AB Class B (Industrials)	(a)	468,607	10,573,033
Epiroc AB Class A (Industrials)	(a)	618,120	6,440,393

			17,013,426

SINGAPORE – 2.7%
DBS Group Holdings Ltd. (Financials)	(a)	459,520	8,827,404
NetLink NBN Trust (Communication Services)	(c)	6,011,700	3,954,481

			12,781,885

BELGIUM – 2.6%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	142,633	12,621,647

FINLAND – 2.5%
Nordea Bank Abp (Financials)	(a)	712,364	5,172,610
Sampo Oyj (Financials)	(a)	143,756	6,785,920

			11,958,530

NORWAY – 2.3%
Equinor ASA (Energy)	(a)	231,590	4,594,136
Telenor ASA (Communication Services)	(a)	309,949	6,585,238

			11,179,374

CHINA – 1.7%
Ping An Insurance Group Co. of China Ltd. (Financials)	(a)	667,000	8,020,590

DENMARK – 1.6%
Carlsberg A/S Class B (Consumer Staples)	(a)	56,575	7,507,342

AUSTRALIA – 1.5%
BHP Group PLC (Materials)	(a)	274,162	7,011,516

SPAIN – 1.4%
Red Electrica Corp. SA (Utilities)	(a)	332,107	6,917,162

SOUTH KOREA – 1.2%
Samsung Electronics Co. Ltd. (Information Technology)	(a)	143,197	5,831,028

ISRAEL – 1.2%
Bank Leumi Le-Israel BM (Financials)	(a)	776,091	5,609,620

INDIA – 1.1%
ICICI Bank Ltd. – ADR (Financials)		425,910	5,362,207

UNITED ARAB EMIRATES – 0.5%
Network International Holdings PLC (Information Technology)	(b)(c)	327,070	2,463,099

Total Common Stocks (Cost $442,049,380)			$455,056,543

Preferred Securities – 1.8%	Rate	Quantity	Value

GERMANY – 1.8%
Volkswagen AG (Consumer Discretionary)	(a) (d)	49,506	$8,338,675

Total Preferred Securities (Cost $9,005,984)			$8,338,675

30	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Money Market Funds –3.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(e)	14,677,453	$14,680,388

Total Money Market Funds (Cost $14,679,414)			$14,680,388

Total Investments – 100.3% (Cost $465,734,778)	(f)		$478,075,606
Liabilities in Excess of Other Assets – (0.3)%			(1,227,796)

Net Assets – 100.0%			$476,847,810

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $392,821,268 or 82.4% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $6,417,580 or 1.3% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Payout is the rate of the company’s ordinary common stock dividend per share + 6 cents per share.
(e)	Rate represents the seven-day yield at June 30, 2019.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited)

Objective/Strategy

The ON Foreign Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in foreign securities.

Performance as of June 30, 2019

Average Annual returns
One year	-6.11%
Five years	0.26%
Ten years	7.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.17% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Foreign Portfolio returned 6.99% versus 13.60% for its benchmark, the MSCI All Country World Ex-USA Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The continued underperformance of value stocks significantly detracted from relative performance. This six-month period was the worst six months for international value stocks relative to growth stocks since the dot-com bubble nearly two decades ago. The market’s sustained preference for growth companies amplified the impact of single-stock relative detractors, limited single-stock relative contributors and muted the positive impact of diversification across a value-focused Portfolio. While some investors have moved away from value, we remain confident those stocks will eventually recover. In short, we believe the forces negatively impacting value—the macroeconomic and policy environment, technological innovation, and a changing market structure—are either overstated or temporary in nature.

Q. How did country selection impact the Portfolio’s performance relative to the benchmark?

A. North America was the only region that contributed to relative performance. In particular, an overweight in the U.S. and stock selection in Canada helped relative results. Asia was the largest relative detractor, with stock selection in China and Japan and an overweight in South Korea hurting relative returns the most. Europe also detracted from relative performance, with stock selection in Germany and Switzerland being the largest detractors. Stock selection in Israel and New Zealand further detracted from relative results. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection in the Materials and Information Technology sectors contributed to relative performance. In contrast, stock selection and an overweighted allocation in Communication Services detracted from relative results. Stock selection in Health Care and Financials also detracted from relative results. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top Contributors:

Alamos Gold, Inc. Class A – Shares of the Canadian gold miner rallied as the price of gold rose to a six-year high. As the mining sector’s economic cycle matures, we have been taking profits on industrial metals miners that benefit from global, central bank-led reflation, and bought into a handful of select precious metals firms with strong balance sheets, high-quality assets and attractive business models. We continue to see long-term upside potential and attractive counter-cyclical characteristics in the depressed precious metals sector, particularly in light of record central bank gold buying, rising geopolitical instability, and low real interest rates. (1)

SBM Offshore NV – Shares of the Dutch floating oilrig platform manufacturer rallied, as the price of oil recovered and the firm reported rising sales and confirmed prior earnings guidance. While the stock has moved closer to what we view as fair value, it remains a core holding given its defensive business model, improved competitive position and resolution of legacy issues that have plagued the stock in the past. (1)

China Life Insurance Co. Ltd. (“China Life”) – China’s largest life insurer benefited from multiple analyst upgrades during the period. While China Life has a leading position in a structurally attractive market, we have become increasingly concerned about rising competition, long-term interest rate trends, a suboptimal business mix and regulatory uncertainty. As a result, we liquidated our position during the period. (1)

Top Detractors:

Teva Pharmaceutical Industries Ltd. – ADR (“Teva”) - Shares of the Israeli generic drug-maker slumped after a surprising settlement in a U.S. opioid lawsuit increased existing litigation risk surrounding an industry-wide price-fixing scandal. While these situations are unlikely to materially impact near-term cash flow—which we believe should improve amid ongoing cost cutting—they do raise the company’s risk profile given Teva’s high financial and operational leverage in the competitive, commodity-like, generic drug industry.(1)

Baidu, Inc. – ADR (“Baidu”) - Shares of the Chinese internet search firm came under pressure amid a cyclical slowdown in China’s economy, which we believe exposes two structural issues impacting the firm going forward. First, excess advertising capacity and increasing competition suggest deteriorating cost-benefit dynamics in the digital advertising space. Second, Baidu’s core search product is proving not to be as scalable as traditional search platforms. While the firm’s search business remains at a cheap valuation and Baidu enjoys strong growth in active daily users and a high cash position, the capital required to maintain leadership and innovation is significant. (1)

Telefonica Deutschland Holding AG - Shares of the German telecommunications operator declined amid ongoing concerns about an upcoming spectrum auction that could raise costs and increase competition. While such near-term concerns may be justified, we are

32	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

optimistic about the longer-term growth potential from high-margin wholesale revenue, driven by structurally rising mobile data consumption. With ample scope for cost reduction and self-help, as well as an underleveraged balance sheet and shareholder-friendly management team, we believe the company is well positioned to grow free cash flow and dividends over our long-term investment horizon. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. We are implementing a number of enhancements to our core fundamental value process to optimize Portfolio positioning in a challenging environment. Many of these changes began at the end of last year, during a volatile market, and negatively impacted short-term performance.

Changes in strategy include shifting the Portfolio to own more defensive, dividend-paying holdings in the current late-cycle, low-rate environment, as well as allocating additional resources to uncover what we believe to be the best long-term investment opportunities in overlooked market segments. We have also enhanced our research database, developed a new system to quantify economic exposures at the portfolio level, made targeted changes to research coverage and investment personnel, and begun to reduce the number of companies in our portfolios, in an attempt to ensure that only the highest quality stocks are represented.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index (ACWI) consists of 23 developed and 24 emerging market country indices, while the MSCI All Country World Ex-USA Index specifically excludes the impact of the United States. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

33	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4) (5)	96.6
Money Market Funds and Other Net Assets	3.4

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Samsung Electronics Co. Ltd.	3.8
2.	BP PLC	3.4
3.	Roche Holding AG	3.3
4.	Standard Chartered PLC	3.1
5.	BNP Paribas SA	3.0
6.	KB Financial Group, Inc.	2.6
7.	TOTAL SA	2.6
8.	Royal Dutch Shell PLC	2.5
9.	Sanofi	2.4
10.	Eni SpA	2.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	15.2
Japan	12.6
France	11.5
South Korea	10.9
Netherlands	8.7
Germany	5.5
Switzerland	4.7
Canada	4.3
Hong Kong	4.3
China	4.2

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	22.3
Energy	13.9
Health Care	13.7
Communication Services	10.4
Materials	9.0
Information Technology	7.9
Industrials	6.7
Consumer Discretionary	4.6
Utilities	3.4
Consumer Staples	2.5
Real Estate	2.2

96.6

34

Ohio National Fund, Inc.	ON Foreign Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 96.6%		Shares	Value

UNITED KINGDOM – 15.2%
BAE Systems PLC (Industrials)	(a)	89,022	$559,493
Barclays PLC (Financials)	(a)	254,711	484,473
BP PLC (Energy)	(a)	253,813	1,768,254
HSBC Holdings PLC (Financials)	(a)	122,577	1,023,059
Johnson Matthey PLC (Materials)	(a)	21,642	914,970
Kingfisher PLC (Consumer Discretionary)	(a)	236,478	644,563
Standard Chartered PLC (Financials)	(a)	178,468	1,619,036
Vodafone Group PLC (Communication Services)	(a)	606,062	993,373

			8,007,221

JAPAN – 12.6%
Astellas Pharma, Inc. (Health Care)	(a)	39,100	557,205
Ezaki Glico Co. Ltd. (Consumer Staples)	(a)	3,600	160,491
Kirin Holdings Co. Ltd. (Consumer Staples)	(a)	7,200	155,466
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	27,600	670,795
Panasonic Corp. (Consumer Discretionary)	(a)	96,100	802,738
Seven & I Holdings Co. Ltd. (Consumer Staples)	(a)	14,500	491,280
Sumitomo Metal Mining Co. Ltd. (Materials)	(a)	22,400	671,475
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	23,800	843,607
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	39,500	457,499
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	11,900	517,435
Taiheiyo Cement Corp. (Materials)	(a)	12,900	391,653
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	25,302	900,063

			6,619,707

FRANCE – 11.5%
BNP Paribas SA (Financials)	(a)	33,682	1,596,704
Cie de Saint-Gobain (Industrials)	(a)	15,148	591,526
Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	(a)	4,190	529,790
Sanofi (Health Care)	(a)	14,777	1,277,063
TOTAL SA (Energy)	(a)	24,279	1,361,900
Veolia Environnement SA (Utilities)	(a)	28,410	691,794

			6,048,777

SOUTH KOREA – 10.9%
Hana Financial Group, Inc. (Financials)	(a)	26,784	868,131
KB Financial Group, Inc. (Financials)	(a)	35,307	1,399,541
Korea Electric Power Corp. (Utilities)	(a)(b)	18,139	401,532
Lotte Chemical Corp. (Materials)	(a)	2,637	577,609
Samsung Electronics Co. Ltd. (Information Technology)	(a)	49,163	2,001,933
Shinhan Financial Group Co. Ltd. (Financials)	(a)	13,160	511,846

			5,760,592

NETHERLANDS – 8.7%
Flow Traders (Financials)	(a)	17,936	523,473
ING Groep N.V. (Financials)	(a)	101,930	1,180,730
NXP Semiconductors N.V. (Information Technology)		9,000	878,490
Royal Dutch Shell PLC (Energy)	(a)	40,322	1,321,218
SBM Offshore N.V. (Energy)	(a)	36,078	696,468

			4,600,379

GERMANY – 5.5%
Bayer AG (Health Care)	(a)	15,389	1,067,386
E.ON SE (Utilities)	(a)	62,109	673,890
Merck KGaA (Health Care)	(a)	6,268	654,700
Telefonica Deutschland Holding AG (Communication Services)	(c)	172,636	482,320

			2,878,296

Common Stocks (Continued)		Shares	Value

SWITZERLAND – 4.7%
Roche Holding AG (Health Care)	(a)	6,113	$1,718,900
UBS Group AG (Financials)	(a)	64,269	763,852

			2,482,752

CANADA – 4.3%
Alamos Gold, Inc. Class A (Materials)		158,700	960,135
Husky Energy, Inc. (Energy)		47,800	452,978
Wheaton Precious Metals Corp. (Materials)		35,500	858,528

			2,271,641

HONG KONG – 4.3%
China Mobile Ltd. (Communication Services)	(a)	81,000	737,396
CK Asset Holdings Ltd. (Real Estate)	(a)	59,800	468,478
CK Hutchison Holdings Ltd. (Industrials)	(a)	106,000	1,045,557

			2,251,431

CHINA – 4.2%
Baidu, Inc. – ADR (Communication Services)	(b)	5,010	587,973
China Telecom Corp. Ltd. (Communication Services)	(a)	1,596,000	803,662
Sinopec Engineering Group Co. Ltd. (Industrials)	(a)	463,900	393,174
Sinopharm Group Co. Ltd. (Health Care)	(a)	112,400	395,771

			2,180,580

ITALY – 2.3%
Eni SpA (Energy)	(a)	73,117	1,215,740

LUXEMBOURG – 2.0%
SES SA (Communication Services)	(a)	40,086	626,001
Tenaris SA (Energy)	(a)	32,056	420,440

			1,046,441

SINGAPORE – 2.0%
Singapore Telecommunications Ltd. (Communication Services)	(a)	398,800	1,032,220

IRELAND – 1.8%
Bank of Ireland Group PLC (Financials)	(a)	104,821	548,384
CRH PLC (Materials)	(a)	12,375	404,504

			952,888

DENMARK – 1.8%
AP Moller – Maersk A/S Class B (Industrials)	(a)	465	578,607
Drilling Co. of 1972 A/S / The (Energy)	(b)(c)	931	72,334
Vestas Wind Systems A/S (Industrials)	(a)	3,481	301,572

			952,513

TAIWAN – 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	(a)	105,000	803,080

ISRAEL – 1.1%
Teva Pharmaceutical Industries Ltd. – ADR (Health Care)	(b)	64,943	599,424

THAILAND – 0.9%
Bangkok Bank PCL (Financials)	(a)	18,400	119,471
Kasikornbank PCL – Foreign Shares (Financials)	(a)	16,500	102,020
Kasikornbank PCL – NVDR (Financials)	(a)	44,400	272,326

			493,817

UNITED STATES – 0.9%
Oracle Corp. (Information Technology)		8,060	459,178

NEW ZEALAND – 0.4%
SKY Network Television Ltd. (Communication Services)	(a)	292,337	231,796

Total Common Stocks (Cost $56,413,249)			$50,888,473

35	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Money Market Funds – 3.3%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(d	)	1,719,273	$1,719,617

Total Money Market Funds (Cost $1,719,578)				$1,719,617

Total Investments – 99.9% (Cost $58,132,827)	(e	)		$52,608,090
Other Assets in Excess of Liabilities – 0.1%				61,394

Net Assets – 100.0%				$52,669,484

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts
NVDR:	Non-Voting Depository Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $45,537,113 or 86.5% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $554,654 or 1.1% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Rate represents the seven-day yield at June 30, 2019.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2019

Average Annual returns
One year	13.83%
Five years	15.50%
Ten years	15.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.87% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Janus Henderson Forty Portfolio returned 22.89% versus 21.49% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Due to the concentrated nature of the Portfolio, relative outperformance was due largely to the individual stocks in the Portfolio, rather than a market condition or investment strategy that worked in its favor. However, the Portfolio holds fewer economically-sensitive companies than the benchmark, which helped relative performance in the second quarter, as concerns about the global economy grew. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Relative outperformance was due largely to stock selection. Due to the concentrated nature of the Portfolio, sector holdings are significantly different from the benchmark. Stock selection was strongest in the Information Technology and Industrials sectors. Several companies within those sectors put up impressive earnings results that helped drive the stocks higher. (1)

Sector allocation modestly detracted from performance. An overweight to the Health Care sector detracted from relative results, though stock selection within that sector was a contributor to relative results. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Mastercard, Inc. Class A was a top contributor to the Portfolio’s relative performance. Strong earnings results and anticipation of how the company’s business model can address business-to-business payment solutions played a role in driving the stock higher. Ball Corp. (“Ball”) was another top contributor, as the market gained appreciation for how industry consolidation has improved Ball’s competitive dynamics. A greater appreciation for the sustainability of aluminum cans and future demand for such environmentally-friendly packaging also played a role in the stock’s gains. L3 Harris Technologies, Inc. was a third relative contributor. Strong earnings for both Harris Corp. and L3 Technologies, Inc., which Harris merged with at the end of the period, improved the outlook for the combined company, and drove the stock higher. (1)

Apple, Inc. (“Apple”) was the top relative detractor, due to the Portfolio’s underweight relative to its benchmark. While the Portfolio has maintained some exposure to Apple, it is underweight because the portfolio managers are less optimistic about Apple’s long-term earnings potential after the iPhone 8 and iPhone X product cycle. Not holding Facebook, Inc. Class A and Visa, Inc., high-performing positions held in the benchmark, were the other two top relative detractors. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period. The Portfolio’s participation in the Luckin Coffee, Inc. IPO contributed 5 basis points to total return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

37	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	99.1
Money Market Funds Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	7.4
2.	Mastercard, Inc. Class A	6.8
3.	Amazon.com, Inc.	4.4
4.	Walt Disney Co. / The	4.2
5.	Alphabet, Inc. Class C	4.2
6.	salesforce.com, Inc.	3.9
7.	L3Harris Technologies, Inc.	3.5
8.	Intercontinental Exchange, Inc.	3.4
9.	Texas Instruments, Inc.	3.3
10.	Boston Scientific Corp.	3.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.1
Health Care	15.4
Communication Services	13.7
Industrials	10.9
Financials	9.4
Consumer Discretionary	9.4
Materials	4.3
Real Estate	2.9

99.1

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 99.1%			Shares	Value

COMMUNICATION SERVICES – 13.7%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a	)	7,475	$8,079,802
GCI Liberty, Inc. Class A (Diversified Telecom. Svs.)	(a	)	47,631	2,927,401
Live Nation Entertainment, Inc. (Entertainment)	(a	)	38,679	2,562,484
Netflix, Inc. (Entertainment)	(a	)	12,412	4,559,176
Walt Disney Co. / The (Entertainment)			58,656	8,190,724

				26,319,587

CONSUMER DISCRETIONARY – 9.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	4,430	8,388,781
Home Depot, Inc. / The (Specialty Retail)			27,521	5,723,542
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			46,428	3,897,631

				18,009,954

FINANCIALS – 9.4%
Intercontinental Exchange, Inc. (Capital Markets)			76,130	6,542,612
Markel Corp. (Insurance)	(a	)	4,523	4,928,261
SVB Financial Group (Banks)	(a	)	10,589	2,378,183
TD Ameritrade Holding Corp. (Capital Markets)			86,988	4,342,441

				18,191,497

HEALTH CARE – 15.4%
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	138,447	5,950,452
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			13,301	4,480,974
Danaher Corp. (Health Care Equip. & Supplies)			20,924	2,990,458
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	12,725	2,350,816
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	14,125	3,558,229
Insmed, Inc. (Biotechnology)	(a	)	124,576	3,189,146
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	8,751	4,590,337
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	29,410	2,483,086

				29,593,498

INDUSTRIALS – 10.9%
Boeing Co. / The (Aerospace & Defense)			14,508	5,281,057
CoStar Group, Inc. (Professional Svs.)	(a	)	5,918	3,278,927

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
L3Harris Technologies, Inc. (Aerospace & Defense)			35,316	$6,679,315
Wabtec Corp. (Machinery)			79,430	5,699,897

				20,939,196

INFORMATION TECHNOLOGY – 33.1%
Adobe, Inc. (Software)	(a	)	14,904	4,391,464
Apple, Inc. (Tech. Hardware, Storage & Periph.)			13,628	2,697,254
ASML Holding N.V. (Semiconductors & Equip.)			19,097	3,970,839
Atlassian Corp. PLC Class A (Software)	(a	)	16,285	2,130,729
Avalara, Inc. (Software)	(a	)	22,318	1,611,360
Cognex Corp. (Electronic Equip., Instr. & Comp.)			25,982	1,246,616
Mastercard, Inc. Class A (IT Svs.)			49,225	13,021,489
Microsoft Corp. (Software)			106,499	14,266,606
NVIDIA Corp. (Semiconductors & Equip.)			6,112	1,003,774
Pagseguro Digital Ltd. Class A (IT Svs.)	(a	)	77,444	3,017,993
salesforce.com, Inc. (Software)	(a	)	49,185	7,462,840
Texas Instruments, Inc. (Semiconductors & Equip.)			55,606	6,381,344
Trade Desk, Inc. / The Class A (Software)	(a	)	10,592	2,412,646

				63,614,954

MATERIALS – 4.3%
Ball Corp. (Containers & Packaging)			58,928	4,124,371
Sherwin-Williams Co. / The (Chemicals)			9,051	4,147,983

				8,272,354

REAL ESTATE – 2.9%
American Tower Corp. (Equity REIT)			27,396	5,601,112

Total Common Stocks (Cost $160,326,699)				$190,542,152

Money Market Funds – 1.0%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b	)	1,921,187	$1,921,572

Total Money Market Funds (Cost $1,921,412)				$1,921,572

Total Investments – 100.1% (Cost $162,248,111)	(c	)		$192,463,724
Liabilities in Excess of Other Assets – (0.1)%				(221,487)

Net Assets – 100.0%				$192,242,237

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Venture Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.

Performance as of June 30, 2019

Average Annual returns
One year	4.16%
Five years	10.51%
Ten years	16.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Janus Henderson Venture Portfolio returned 24.15% versus 20.36% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio significantly outperformed its benchmark when volatility returned to markets in May. The portfolio managers take a high-quality approach to investing in small caps, focusing on companies that have more predictable, growing revenue streams. The investment team favors companies that generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. Many times, these companies are defined by sustainable competitive advantages that give them pricing power, and help the company grow in a variety of market and economic environments. Historically, the bulk of relative outperformance has come in weak or uncertain market environments, when the stability of these businesses is more appreciated.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. An overweight to the Information Technology sector was a large contributor to relative outperformance. The overweight position was driven by changes in the benchmark, as many of the larger Information Technology companies graduated out of the index due to increased market capitalization. Stock selection in the Information Technology and Financials sectors was also a large driver of relative outperformance. (1)

Stock selection in the Health Care sector detracted from relative results during the period. The Portfolio is underweight biotechnology companies, and that hurt relative performance. Biotechnology stocks now comprise more than 10% of the benchmark, and many of those companies do not have products on the market yet, or are not yet profitable. While the Portfolio selectively includes a few biotech companies with promising treatments, the portfolio managers have avoided many of the unprofitable companies due to the uncertainty of their future earnings streams. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. None of the Portfolio’s top three relative contributors was included in the benchmark. Catalent, Inc. contributed to the Portfolio’s performance in the first quarter, when it sourced an alternative supplier of ibuprofen to resolve a shortage issue. In addition, the company reported another strong quarter in its biologics business, which is a key driver of current and future growth. HEICO Corp. Class A, an aerospace parts supplier, also contributed to the Portfolio’s performance after the stock rose following the company beating earnings expectations and raising guidance for 2019. The portfolio managers continue to like HEICO’s aftermarket business, which provides a resilient, recurring revenue stream for the company, and also believe the technical expertise required to make its mission-critical parts, as well as the FAA approval process required for each part, present a high barrier to entry for would-be competitors. Another significant contributor to Portfolio performance was Euronet Worldwide, Inc. (“Euronet”), as a final draft of an European Union regulation around fee structures for ATM withdrawals was not as onerous as the market feared, removing an overhang for the stock during the period. Long term, the portfolio managers continue to like the company for its distinct growth platforms in money transfer, prepaid and mobile, and believe Euronet has an attractive ATM outsourcing business, with market-leading positions in Europe. (1)

The bottom three detractors for the Portfolio’s benchmark relative performance were due to not holding benchmark names Array Biopharma, Inc., Coupa Software, Inc., and Roku, Inc., all of which had triple digit returns in the benchmark during the period. An overweight to Arlo Technologies, Inc., which provides security cameras and home automation services, detracted from Portfolio performance after the company stumbled with the launch of one of its security cameras. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use any derivatives during the period. The Portfolio invested in three IPOs during the period, which contributed a modest 18 basis points (“bps”) to total return. Fastly, Inc. contributed 7 bps, Grocery Outlet Holding Corp. contributed 6 bps, and Beyond Meat, Inc. contributed 5 bps. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

40	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	97.4
Master Limited Partnerships (4)	1.8
Money Market Funds Less Net Liabilities	0.8

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	HEICO Corp. Class A	2.7
2.	Catalent, Inc.	2.5
3.	Euronet Worldwide, Inc.	2.3
4.	Nice Ltd. – ADR	2.2
5.	ServiceMaster Global Holdings, Inc.	2.0
6.	LPL Financial Holdings, Inc.	1.9
7.	STERIS PLC	1.9
8.	SS&C Technologies Holdings, Inc.	1.8
9.	j2 Global, Inc.	1.7
10.	Blackbaud, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	34.1
Health Care	19.9
Industrials	18.3
Consumer Discretionary	10.2
Financials	6.2
Materials	4.5
Real Estate	2.1
Energy	1.7
Consumer Staples	1.3
Communication Services	0.9

99.2

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 97.4%		Shares	Value

COMMUNICATION SERVICES – 0.9%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	7,589	$569,327
Manchester United PLC Class A (Entertainment)		48,665	879,863

			1,449,190

CONSUMER DISCRETIONARY – 9.0%
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		8,964	874,349
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		17,646	1,405,680
Farfetch Ltd. Class A (Internet & Direct Marketing Retail)	(a)	34,198	711,318
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	32,984	1,436,453
K12, Inc. (Diversified Consumer Svs.)	(a)	42,768	1,300,575
Lovesac Co. / The (Household Durables)	(a)	38,822	1,206,199
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a)	23,607	585,454
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a)	19,870	849,244
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	13,169	380,584
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	65,967	3,436,221
Thor Industries, Inc. (Automobiles)		14,634	855,357
Visteon Corp. (Auto Components)	(a)	15,174	888,893
Waitr Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	94,030	591,449
Williams-Sonoma, Inc. (Specialty Retail)		14,983	973,895

			15,495,671

CONSUMER STAPLES – 1.3%
Casey’s General Stores, Inc. (Food & Staples Retailing)		5,691	887,739
Hain Celestial Group, Inc. / The (Food Products)	(a)	23,750	520,125
Ontex Group N.V. (Personal Products)	(b)	52,442	846,441

			2,254,305

ENERGY – 1.1%
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	(a)	82,041	950,035
Solaris Oilfield Infrastructure, Inc. Class A (Energy Equip. & Svs.)		65,437	980,246

			1,930,281

FINANCIALS – 6.2%
Kearny Financial Corp. (Thrifts & Mortgage Finance)		61,313	814,850
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	3,677	1,544,450
LPL Financial Holdings, Inc. (Capital Markets)		40,330	3,289,718
MSCI, Inc. (Capital Markets)		4,725	1,128,283
RLI Corp. (Insurance)		21,247	1,821,080
SLM Corp. (Consumer Finance)		99,488	967,023
UMB Financial Corp. (Banks)		15,390	1,012,970

			10,578,374

HEALTH CARE –19.9%
Acceleron Pharma, Inc. (Biotechnology)	(a)	11,458	470,695
AnaptysBio, Inc. (Biotechnology)	(a)	11,582	653,457
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a)	52,564	1,034,985
BeiGene Ltd. – ADR (Biotechnology)	(a)	4,679	579,962
Bio-Techne Corp. (Life Sciences Tools & Svs.)		8,772	1,828,874
Bridgebio Pharma, Inc. (Biotechnology)	(a)	19,241	518,930
Catalent, Inc. (Pharmaceuticals)	(a)	80,240	4,349,810
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	44,790	825,480
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	12,535	282,664
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	23,031	1,282,366

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	10,949	$923,877
FibroGen, Inc. (Biotechnology)	(a)	20,135	909,699
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	35,497	1,501,523
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	6,236	1,075,024
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	11,386	744,644
Heron Therapeutics, Inc. (Biotechnology)	(a)	36,054	670,244
Heska Corp. (Health Care Equip. & Supplies)	(a)	7,849	668,499
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	6,376	1,606,178
Immunomedics, Inc. (Biotechnology)	(a)	33,304	461,927
Insmed, Inc. (Biotechnology)	(a)	50,239	1,286,118
Knight Therapeutics, Inc. (Pharmaceuticals)	(a)	130,290	768,080
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	12,389	1,414,204
Mirati Therapeutics, Inc. (Biotechnology)	(a)	7,564	779,092
Myovant Sciences Ltd. (Biotechnology)	(a)	21,993	199,037
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	90,365	1,982,608
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	13,944	1,177,292
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	28,975	917,928
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a)	26,020	572,440
STERIS PLC (Health Care Equip. & Supplies)		21,854	3,253,624
Surmodics, Inc. (Health Care Equip. & Supplies)	(a)	14,422	622,598
WaVe Life Sciences Ltd. (Pharmaceuticals)	(a)	25,435	663,599

			34,025,458

INDUSTRIALS – 18.3%
AMERCO (Road & Rail)		3,781	1,431,298
Brady Corp. Class A (Commercial Svs. & Supplies)		32,821	1,618,732
Cimpress N.V. (Commercial Svs. & Supplies)	(a)	10,746	976,704
Clarivate Analytics PLC (Professional Svs.)	(a)	140,898	2,167,011
CSW Industrials, Inc. (Building Products)		35,523	2,420,892
EnerSys (Electrical Equip.)		12,494	855,839
Gates Industrial Corp. PLC (Machinery)	(a)	124,018	1,415,045
HEICO Corp. Class A (Aerospace & Defense)		44,122	4,560,891
ITT, Inc. (Machinery)		34,441	2,255,197
Kennametal, Inc. (Machinery)		31,662	1,171,177
Kornit Digital Ltd. (Machinery)	(a)	54,899	1,738,102
Nordson Corp. (Machinery)		12,749	1,801,561
Old Dominion Freight Line, Inc. (Road & Rail)		7,292	1,088,404
Proto Labs, Inc. (Machinery)	(a)	7,249	841,029
Rexnord Corp. (Machinery)	(a)	72,603	2,194,063
Standex International Corp. (Machinery)		24,654	1,803,194
TrueBlue, Inc. (Professional Svs.)	(a)	47,689	1,052,019
WABCO Holdings, Inc. (Machinery)	(a)	7,618	1,010,147
Wabtec Corp. (Machinery)		12,127	870,234

			31,271,539

INFORMATION TECHNOLOGY – 34.1%
Altair Engineering, Inc. Class A (Software)	(a)	28,866	1,165,898
Arlo Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	41,152	165,019
Belden, Inc. (Electronic Equip., Instr. & Comp.)		34,752	2,070,177
Blackbaud, Inc. (Software)		34,808	2,906,468
Broadridge Financial Solutions, Inc. (IT Svs.)		19,788	2,526,532
Cadence Design Systems, Inc. (Software)	(a)	28,747	2,035,575
ChannelAdvisor Corp. (Software)	(a)	80,155	702,158
Cision Ltd. (Software)	(a)	109,125	1,280,036
CTS Corp. (Electronic Equip., Instr. & Comp.)		25,170	694,189
Descartes Systems Group, Inc. / The (Software)	(a)	58,785	2,174,895
Envestnet, Inc. (Software)	(a)	28,723	1,963,791
Euronet Worldwide, Inc. (IT Svs.)	(a)	23,080	3,882,979
Everbridge, Inc. (Software)	(a)	13,870	1,240,255

42	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
GTY Technology Holdings, Inc. (Software)	(a	)	105,470	$722,469
Guidewire Software, Inc. (Software)	(a	)	11,501	1,165,971
Instructure, Inc. (Software)	(a	)	30,218	1,284,265
j2 Global, Inc. (Software)			33,120	2,944,037
LivePerson, Inc. (Software)	(a	)	44,617	1,251,061
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			16,542	694,599
Nice Ltd. – ADR (Software)	(a	)	27,945	3,828,465
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	13,106	1,235,896
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	126,990	2,566,468
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	16,570	1,866,279
Paylocity Holding Corp. (Software)	(a	)	19,404	1,820,483
RealPage, Inc. (Software)	(a	)	28,499	1,677,166
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a	)	10,358	1,787,584
SailPoint Technologies Holding, Inc. (Software)	(a	)	53,975	1,081,659
SS&C Technologies Holdings, Inc. (Software)			52,508	3,024,986
Trade Desk, Inc. / The Class A (Software)	(a	)	7,991	1,820,190
Tyler Technologies, Inc. (Software)	(a	)	6,828	1,474,985
WEX, Inc. (IT Svs.)	(a	)	9,534	1,984,025
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	34,235	2,026,712
Yext, Inc. (Software)	(a	)	66,031	1,326,563

				58,391,835

MATERIALS – 4.5%
Chase Corp. (Chemicals)			6,675	718,497
H.B. Fuller Co. (Chemicals)			27,979	1,298,225
Neenah, Inc. (Paper & Forest Products)			14,738	995,552
Sensient Technologies Corp. (Chemicals)			39,466	2,899,962
Valvoline, Inc. (Chemicals)			95,451	1,864,158

				7,776,394

Common Stocks (Continued)			Shares	Value

REAL ESTATE – 2.1%
Condor Hospitality Trust, Inc. (Equity REIT)			59,008	$535,202
Easterly Government Properties, Inc. (Equity REIT)			46,522	842,513
FirstService Corp. (Real Estate Mgmt. & Development)			13,016	1,248,495
Redfin Corp. (Real Estate Mgmt. & Development)	(a	)	56,663	1,018,801

				3,645,011

Total Common Stocks (Cost $122,957,013)				$166,818,058

Master Limited Partnerships – 1.8%			Shares	Value

CONSUMER DISCRETIONARY – 1.2%
Cedar Fair LP (Hotels, Restaurants & Leisure)			44,091	$2,102,700

ENERGY – 0.6%
DCP Midstream LP (Oil, Gas & Consumable Fuels)			33,600	984,480

Total Master Limited Partnerships (Cost $2,902,036)				$3,087,180

Money Market Funds –1.3%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(c	)	2,282,646	$2,283,102

Total Money Market Funds (Cost $2,283,000)				$2,283,102

Total Investments – 100.5% (Cost $128,142,049)	(d	)		$172,188,340
Liabilities in Excess of Other Assets – (0.5)%				(809,010)

Net Assets – 100.0%				$171,379,330

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $846,441 or 0.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Rate represents the seven-day yield at June 30, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Enterprise Portfolio seeks long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2019

Average Annual returns
One year	16.63%
Five years	9.85%
Ten years	14.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.96% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Janus Henderson Enterprise Portfolio returned 26.90% versus 26.08% for its benchmark, the Russell Midcap Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio lagged the benchmark in the first quarter, as markets surged. However, the Portfolio slightly outperformed for the six-month period. The Portfolio made up significant ground on the benchmark when markets were volatile in May. This is largely how one would expect the Portfolio to perform. The Portfolio tends to emphasize “durable growth” companies that have more predictable business models, recurring revenue streams, and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. This focus on higher-quality growth companies has historically helped the Portfolio outperform when markets are volatile.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. From a sector allocation perspective, the Portfolio was helped most by an underweight to the Consumer Staples sector. In a risk-on environment, defensive sectors, such as Consumer Staples, lagged the broader benchmark. (1)

Stock selection in the Consumer Discretionary and Health Care sectors also helped drive relative outperformance. Within the Consumer Discretionary sector, the Portfolio did not hold the stocks of many retailers that generally lagged during the period. Stock selection in the Real Estate and Financials sectors detracted from relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Constellation Software, Inc. (“Constellation”), a position not in the benchmark, was the top relative contributor to the Portfolio’s performance, as strong organic revenue growth helped drive the stock of the diversified software company. Constellation also deployed a lot of capital toward acquisitions, which the market has viewed favorably due to Constellation’s history of creating value with the companies it acquires. WEX, Inc. was another top contributor. The company provides payment processing and information management services to vehicle fleets, and rising oil prices helped lift the stock during the period. CoStar Group, Inc. also contributed to the Portfolio’s performance, as the stock rose after the company reported a strong fourth quarter and offered upbeat guidance for the year ahead. The portfolio managers like the recurring revenue streams associated with its subscription-based commercial real estate database and its new business in the apartment rental market. (1)

The top three relative detractors were top performers in the benchmark, but not held by the Portfolio: ServiceNow, Inc., Advanced Mirco Devices, Inc., and Moody’s Corp. Cimpress NV, a non-benchmark holding which largely focuses on producing marketing collateral for small businesses, but also has a small business-to-consumer segment, detracted from the Portfolio’s performance. Growth for that segment has been slow and the company made a decision to pull back and reassess advertising spending for that business, but the portfolio managers believe the changes will help improve long-term profitability. An overweight to National Instruments Corp. detracted from the Portfolio’s performance after the company reported first-quarter revenue that was below consensus expectations. However, the portfolio managers continue to like the company, which provides automated test equipment and virtual instrumentation software, because they believe the flexibility of its software-based measurement solutions is poised to take market share. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period. The Portfolio participated in one IPO, CrowdStrike Holdings, Inc., which modestly contributed 2 basis points to total return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

44	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	97.7
Money Market Funds Less Net Liabilities	2.3

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Nice Ltd. – ADR	2.7
2.	Constellation Software, Inc.	2.7
3.	Global Payments, Inc.	2.5
4.	Aon PLC	2.4
5.	Microchip Technology, Inc.	2.3
6.	WEX, Inc.	2.3
7.	Sensata Technologies Holding PLC	2.3
8.	Crown Castle International Corp.	2.3
9.	LPL Financial Holdings, Inc.	2.2
10.	Cooper Cos., Inc. / The	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	35.6
Industrials	20.3
Health Care	14.5
Financials	12.3
Consumer Discretionary	8.1
Real Estate	4.3
Communication Services	1.3
Materials	1.3

97.7

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 97.7%			Shares	Value

COMMUNICATION SERVICES – 1.3%
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a	)	13,128	$491,119
Omnicom Group, Inc. (Media)			11,820	968,649

				1,459,768

CONSUMER DISCRETIONARY – 8.1%
Aramark (Hotels, Restaurants & Leisure)			25,423	916,753
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			19,836	1,580,136
frontdoor, Inc. (Diversified Consumer Svs.)	(a	)	12,567	547,293
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)			45,394	1,755,840
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	19,512	1,046,429
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	25,139	1,309,490
Visteon Corp. (Auto Components)	(a	)	6,788	397,641
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	4,102	598,892
Williams-Sonoma, Inc. (Specialty Retail)			9,854	640,510

				8,792,984

FINANCIALS – 12.3%
Aon PLC (Insurance)			13,355	2,577,248
CBOE Global Markets, Inc. (Capital Markets)			6,643	688,414
Intact Financial Corp. (Insurance)			16,040	1,482,311
LPL Financial Holdings, Inc. (Capital Markets)			29,645	2,418,143
MSCI, Inc. (Capital Markets)			3,448	823,348
SVB Financial Group (Banks)	(a	)	2,650	595,164
Synchrony Financial (Consumer Finance)			20,537	712,018
TD Ameritrade Holding Corp. (Capital Markets)			46,297	2,311,146
W.R. Berkley Corp. (Insurance)			26,699	1,760,265

				13,368,057

HEALTH CARE – 14.5%
Alkermes PLC (Biotechnology)	(a	)	331	7,461
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	53,466	2,297,969
Catalent, Inc. (Pharmaceuticals)	(a	)	24,121	1,307,599
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			7,003	2,359,241
Elanco Animal Health, Inc. (Pharmaceuticals)	(a	)	8,176	276,349
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	3,532	889,746
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	10,417	1,676,095
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	10,802	912,013
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			23,781	2,291,061
Sage Therapeutics, Inc. (Biotechnology)	(a	)	1,764	322,971
Sarepta Therapeutics, Inc. (Biotechnology)	(a	)	3,364	511,160
Teleflex, Inc. (Health Care Equip. & Supplies)			2,960	980,204
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	5,338	726,662
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	6,086	1,309,950

				15,868,481

INDUSTRIALS – 20.3%
Carlisle Cos., Inc. (Industrial Conglomerates)			11,345	1,592,951
Cimpress N.V. (Commercial Svs. & Supplies)	(a	)	11,907	1,082,227
CoStar Group, Inc. (Professional Svs.)	(a	)	4,065	2,252,254
Edenred (Commercial Svs. & Supplies)	(b	)	17,272	880,259
Ferguson PLC (Trading Companies & Distributors)	(b	)	9,090	647,116
HEICO Corp. Class A (Aerospace & Defense)			2,632	272,070
IHS Markit Ltd. (Professional Svs.)	(a	)	17,956	1,144,156
L3Harris Technologies, Inc. (Aerospace & Defense)			7,837	1,482,212

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Middleby Corp. / The (Machinery)	(a	)	6,165	$836,591
Old Dominion Freight Line, Inc. (Road & Rail)			6,137	916,009
Rexnord Corp. (Machinery)	(a	)	47,443	1,433,728
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)			33,001	1,096,293
Ryanair Holdings PLC – ADR (Airlines)	(a	)	11,204	718,625
Sensata Technologies Holding PLC (Electrical Equip.)	(a	)	51,608	2,528,792
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	7,345	2,011,575
Verisk Analytics, Inc. (Professional Svs.)			13,222	1,936,494
Wabtec Corp. (Machinery)			17,694	1,269,721

				22,101,073

INFORMATION TECHNOLOGY – 35.6%
Amdocs Ltd. (IT Svs.)			29,416	1,826,439
Atlassian Corp. PLC Class A (Software)	(a	)	11,914	1,558,828
Belden, Inc. (Electronic Equip., Instr. & Comp.)			12,556	747,961
Broadridge Financial Solutions, Inc. (IT Svs.)			14,326	1,829,144
Constellation Software, Inc. (Software)			3,072	2,895,358
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)			16,093	1,039,608
Euronet Worldwide, Inc. (IT Svs.)	(a	)	4,046	680,699
Fidelity National Information Services, Inc. (IT Svs.)			12,986	1,593,122
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	84,343	807,162
Gartner, Inc. (IT Svs.)	(a	)	5,721	920,738
Global Payments, Inc. (IT Svs.)			16,816	2,692,746
GoDaddy, Inc. Class A (IT Svs.)	(a	)	21,678	1,520,712
Intuit, Inc. (Software)			2,966	775,105
KLA-Tencor Corp. (Semiconductors & Equip.)			15,907	1,880,207
Lam Research Corp. (Semiconductors & Equip.)			6,952	1,305,864
Microchip Technology, Inc. (Semiconductors & Equip.)			29,550	2,561,985
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			37,974	1,594,528
Nice Ltd. – ADR (Software)	(a	)	21,806	2,987,422
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	84,801	1,713,828
SS&C Technologies Holdings, Inc. (Software)			39,765	2,290,862
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			23,673	2,267,400
WEX, Inc. (IT Svs.)	(a	)	12,258	2,550,890
Xilinx, Inc. (Semiconductors & Equip.)			6,081	717,071

				38,757,679

MATERIALS – 1.3%
Sealed Air Corp. (Containers & Packaging)			32,695	1,398,692

REAL ESTATE – 4.3%
Crown Castle International Corp. (Equity REIT)			19,071	2,485,905
Lamar Advertising Co. Class A (Equity REIT)			27,523	2,221,381

				4,707,286

Total Common Stocks (Cost $92,732,609)				$106,454,020

Money Market Funds – 2.7%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(c	)	2,955,643	$2,956,234

Total Money Market Funds (Cost $2,955,990)				$2,956,234

Total Investments – 100.4% (Cost $95,688,599)	(d	)		$109,410,254
Liabilities in Excess of Other Assets – (0.4)%				(466,435)

Net Assets – 100.0%				$108,943,819

46	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,527,375 or 1.4% of the Portfolio’s net assets.

(c)	Rate represents the seven-day yield at June 30, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S&P 500® Index.

Performance as of June 30, 2019

Average Annual returns
One year	9.95%
Five years	10.24%
Ten years	14.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.38% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period June 30, 2019, the ON S&P 500® Index Portfolio returned 18.29% versus 18.54% for its benchmark, the S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. (1)

Information Technology, which is the largest sector in the index, contributed the most for the six-month period. Financials and Consumer Discretionary also contributed to the return. Materials and Utilities were laggards for the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Microsoft Corp., Apple Inc., and Amazon.com, Inc. The largest detractors from the Portfolio and benchmark returns for the period were Abbvie, Inc., Biogen, Inc., and CVS Health Corp. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P 500® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. The portfolio management team, consisting of Portfolio Managers and Associate Portfolio Managers, added one new member over the period, while four members of the team departed for varying reasons. The team is currently staffed at seven. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

48	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	99.9
Other Net Assets	0.1

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	4.2
2.	Apple, Inc.	3.5
3.	Amazon.com, Inc.	3.2
4.	Facebook, Inc. Class A	1.9
5.	Berkshire Hathaway, Inc. Class B	1.7
6.	Johnson & Johnson	1.5
7.	JPMorgan Chase & Co.	1.5
8.	Alphabet, Inc. Class C	1.4
9.	Alphabet, Inc. Class A	1.3
10.	Exxon Mobil Corp.	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	21.4
Health Care	14.2
Financials	13.1
Consumer Discretionary	10.2
Communication Services	10.2
Industrials	9.4
Consumer Staples	7.3
Energy	5.0
Utilities	3.3
Real Estate	3.0
Materials	2.8

99.9

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 99.9%		Shares	Value

COMMUNICATION SERVICES – 10.2%
Activision Blizzard, Inc. (Entertainment)		36,559	$1,725,585
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	14,307	15,491,620
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	14,612	15,794,257
AT&T, Inc. (Diversified Telecom. Svs.)		348,336	11,672,739
CBS Corp. Class B (Media)		16,775	837,072
CenturyLink, Inc. (Diversified Telecom. Svs.)		45,555	535,727
Charter Communications, Inc. Class A (Media)	(a)	8,211	3,244,823
Comcast Corp. Class A (Media)		216,172	9,139,752
Discovery, Inc. Class A (Media)	(a)	7,574	232,522
Discovery, Inc. Class C (Media)	(a)	17,104	486,609
DISH Network Corp. Class A (Media)	(a)	11,065	425,007
Electronic Arts, Inc. (Entertainment)	(a)	14,158	1,433,639
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	114,672	22,131,696
Fox Corp. Class A (Media)		16,836	616,871
Fox Corp. Class B (Media)		7,803	285,044
Interpublic Group of Cos., Inc. / The (Media)		18,561	419,293
Netflix, Inc. (Entertainment)	(a)	20,868	7,665,234
News Corp. Class A (Media)		18,466	249,106
News Corp. Class B (Media)		5,957	83,160
Omnicom Group, Inc. (Media)		10,496	860,147
Take-Two Interactive Software, Inc. (Entertainment)	(a)	5,350	607,385
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	4,964	229,784
Twitter, Inc. (Interactive Media & Svs.)	(a)	34,851	1,216,300
Verizon Communications, Inc. (Diversified Telecom. Svs.)		197,402	11,277,576
Viacom, Inc. Class B (Entertainment)		16,959	506,565
Walt Disney Co. / The (Entertainment)		83,318	11,634,525

			118,802,038

CONSUMER DISCRETIONARY – 10.2%
Advance Auto Parts, Inc. (Specialty Retail)		3,440	530,242
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	19,739	37,378,363
Aptiv PLC (Auto Components)		12,291	993,482
AutoZone, Inc. (Specialty Retail)	(a)	1,171	1,287,479
Best Buy Co., Inc. (Specialty Retail)		11,069	771,841
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	2,066	3,873,151
BorgWarner, Inc. (Auto Components)		9,943	417,407
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	7,238	251,014
CarMax, Inc. (Specialty Retail)	(a)	7,911	686,912
Carnival Corp. (Hotels, Restaurants & Leisure)		19,092	888,733
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,163	852,339
D.R. Horton, Inc. (Household Durables)		16,156	696,808
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,856	712,851
Dollar General Corp. (Multiline Retail)		12,326	1,665,982
Dollar Tree, Inc. (Multiline Retail)	(a)	11,337	1,217,480
eBay, Inc. (Internet & Direct Marketing Retail)		39,100	1,544,450
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5,636	749,757
Foot Locker, Inc. (Specialty Retail)		5,391	225,991
Ford Motor Co. (Automobiles)		186,974	1,912,744
Gap, Inc. / The (Specialty Retail)		10,146	182,324
Garmin Ltd. (Household Durables)		5,815	464,037
General Motors Co. (Automobiles)		62,931	2,424,731
Genuine Parts Co. (Distributors)		6,956	720,502
H&R Block, Inc. (Diversified Consumer Svs.)		9,749	285,646
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		17,334	298,491
Harley-Davidson, Inc. (Automobiles)		7,619	272,989
Hasbro, Inc. (Leisure Products)		5,506	581,874
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		13,893	1,357,902
Home Depot, Inc. / The (Specialty Retail)		52,513	10,921,129

Common Stocks (Continued)		Shares	Value

CONSUMER DISCRETIONARY (continued)
Kohl’s Corp. (Multiline Retail)		7,770	$369,463
L Brands, Inc. (Specialty Retail)		10,999	287,074
Leggett & Platt, Inc. (Household Durables)		6,295	241,539
Lennar Corp. Class A (Household Durables)		13,576	657,893
LKQ Corp. (Distributors)	(a)	14,878	395,904
Lowe’s Cos., Inc. (Specialty Retail)		37,363	3,770,300
Macy’s, Inc. (Multiline Retail)		14,812	317,866
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		13,193	1,850,846
McDonald’s Corp. (Hotels, Restaurants & Leisure)		36,446	7,568,376
MGM Resorts International (Hotels, Restaurants & Leisure)		24,295	694,108
Mohawk Industries, Inc. (Household Durables)	(a)	2,952	435,331
Newell Brands, Inc. (Household Durables)		18,667	287,845
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		59,964	5,033,978
Nordstrom, Inc. (Multiline Retail)		5,043	160,670
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	10,329	553,944
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,736	1,379,780
PulteGroup, Inc. (Household Durables)		12,227	386,618
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,592	339,947
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,503	284,316
Ross Stores, Inc. (Specialty Retail)		17,535	1,738,069
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		8,201	994,043
Starbucks Corp. (Hotels, Restaurants & Leisure)		57,821	4,847,134
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		13,914	441,491
Target Corp. (Multiline Retail)		24,447	2,117,355
Tiffany & Co. (Specialty Retail)		5,181	485,149
TJX Cos., Inc. / The (Specialty Retail)		57,871	3,060,218
Tractor Supply Co. (Specialty Retail)		5,736	624,077
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,648	918,565
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	8,827	223,764
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	9,305	206,571
V.F. Corp. (Textiles, Apparel & Luxury Goods)		15,526	1,356,196
Whirlpool Corp. (Household Durables)		3,038	432,490
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		4,647	576,182
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		14,609	1,616,778

			118,820,531

CONSUMER STAPLES – 7.3%
Altria Group, Inc. (Tobacco)		89,293	4,228,024
Archer-Daniels-Midland Co. (Food Products)		26,725	1,090,380
Brown-Forman Corp. Class B (Beverages)		7,977	442,165
Campbell Soup Co. (Food Products)		9,243	370,367
Church & Dwight Co., Inc. (Household Products)		11,739	857,651
Clorox Co. / The (Household Products)		6,075	930,143
Coca-Cola Co. / The (Beverages)		183,240	9,330,581
Colgate-Palmolive Co. (Household Products)		40,972	2,936,463
Conagra Brands, Inc. (Food Products)		23,130	613,408
Constellation Brands, Inc. Class A (Beverages)		7,978	1,571,187
Costco Wholesale Corp. (Food & Staples Retailing)		20,993	5,547,610
Coty, Inc. Class A (Personal Products)		14,425	193,295
Estee Lauder Cos., Inc. / The Class A (Personal Products)		10,465	1,916,246
General Mills, Inc. (Food Products)		28,577	1,500,864
Hershey Co. / The (Food Products)		6,643	890,361
Hormel Foods Corp. (Food Products)		13,057	529,331
J.M. Smucker Co. / The (Food Products)		5,412	623,408
Kellogg Co. (Food Products)		11,826	633,519

50	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)			Shares	Value

CONSUMER STAPLES (continued)
Kimberly-Clark Corp. (Household Products)			16,409	$2,186,992
Kraft Heinz Co. / The (Food Products)			29,674	921,081
Kroger Co. / The (Food & Staples Retailing)			38,452	834,793
Lamb Weston Holdings, Inc. (Food Products)			7,015	444,470
McCormick & Co., Inc. (Food Products)			5,840	905,259
Molson Coors Brewing Co. Class B (Beverages)			9,005	504,280
Mondelez International, Inc. Class A (Food Products)			68,753	3,705,787
Monster Beverage Corp. (Beverages)	(a	)	18,677	1,192,153
PepsiCo, Inc. (Beverages)			66,903	8,772,990
Philip Morris International, Inc. (Tobacco)			74,255	5,831,245
Procter & Gamble Co. / The (Household Products)			119,723	13,127,627
Sysco Corp. (Food & Staples Retailing)			22,574	1,596,433
Tyson Foods, Inc. Class A (Food Products)			14,070	1,136,012
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)			37,089	2,027,656
Walmart, Inc. (Food & Staples Retailing)			66,773	7,377,749

				84,769,530

ENERGY – 5.0%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)			23,965	1,690,970
Apache Corp. (Oil, Gas & Consumable Fuels)			18,027	522,242
Baker Hughes, a GE Co. (Energy Equip. & Svs.)			24,491	603,213
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)			20,299	466,065
Chevron Corp. (Oil, Gas & Consumable Fuels)			90,922	11,314,334
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)			4,864	288,581
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)			9,571	987,536
ConocoPhillips (Oil, Gas & Consumable Fuels)			53,944	3,290,584
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			19,737	562,899
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			7,376	803,763
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			27,698	2,580,346
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			201,951	15,475,505
Halliburton Co. (Energy Equip. & Svs.)			41,696	948,167
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			5,300	268,286
Hess Corp. (Oil, Gas & Consumable Fuels)			12,147	772,185
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)			7,534	348,673
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			92,946	1,940,712
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			38,876	552,428
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			31,623	1,767,093
National Oilwell Varco, Inc. (Energy Equip. & Svs.)			18,507	411,411
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)			22,934	513,722
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			35,697	1,794,845
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			19,706	1,355,970
Phillips 66 (Oil, Gas & Consumable Fuels)			19,935	1,864,720
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			8,039	1,236,881
Schlumberger Ltd. (Energy Equip. & Svs.)			66,120	2,627,609
TechnipFMC PLC (Energy Equip. & Svs.)			20,000	518,800
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			19,913	1,704,752
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			57,846	1,622,002

				58,834,294

Common Stocks (Continued)			Shares	Value

FINANCIALS – 13.1%
Affiliated Managers Group, Inc. (Capital Markets)			2,455	$226,204
Aflac, Inc. (Insurance)			35,591	1,950,743
Allstate Corp. / The (Insurance)			15,897	1,616,566
American Express Co. (Consumer Finance)			32,688	4,035,007
American International Group, Inc. (Insurance)			41,508	2,211,546
Ameriprise Financial, Inc. (Capital Markets)			6,387	927,137
Aon PLC (Insurance)			11,482	2,215,796
Arthur J. Gallagher & Co. (Insurance)			8,825	772,982
Assurant, Inc. (Insurance)			2,946	313,395
Bank of America Corp. (Banks)			422,027	12,238,783
Bank of New York Mellon Corp. / The (Capital Markets)			42,036	1,855,889
BB&T Corp. (Banks)			36,552	1,795,800
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	92,493	19,716,733
BlackRock, Inc. (Capital Markets)			5,679	2,665,155
Capital One Financial Corp. (Consumer Finance)			22,411	2,033,574
CBOE Global Markets, Inc. (Capital Markets)			5,311	550,379
Charles Schwab Corp. / The (Capital Markets)			56,704	2,278,934
Chubb Ltd. (Insurance)			21,856	3,219,170
Cincinnati Financial Corp. (Insurance)			7,226	749,119
Citigroup, Inc. (Banks)			110,363	7,728,721
Citizens Financial Group, Inc. (Banks)			21,841	772,298
CME Group, Inc. (Capital Markets)			17,088	3,316,952
Comerica, Inc. (Banks)			7,393	537,027
Discover Financial Services (Consumer Finance)			15,452	1,198,921
E*TRADE Financial Corp. (Capital Markets)			11,620	518,252
Everest Re Group Ltd. (Insurance)			1,953	482,743
Fifth Third Bancorp (Banks)			34,684	967,684
First Republic Bank (Banks)			7,850	766,552
Franklin Resources, Inc. (Capital Markets)			14,113	491,132
Goldman Sachs Group, Inc. / The (Capital Markets)			16,235	3,321,681
Hartford Financial Services Group, Inc. / The (Insurance)			17,245	960,891
Huntington Bancshares, Inc. (Banks)			49,811	688,388
Intercontinental Exchange, Inc. (Capital Markets)			26,919	2,313,419
Invesco Ltd. (Capital Markets)			19,210	393,037
Jefferies Financial Group, Inc. (Diversified Financial Svs.)			12,150	233,644
JPMorgan Chase & Co. (Banks)			154,828	17,309,770
KeyCorp (Banks)			48,062	853,100
Lincoln National Corp. (Insurance)			9,623	620,202
Loews Corp. (Insurance)			12,772	698,245
M&T Bank Corp. (Banks)			6,521	1,109,026
MarketAxess Holdings, Inc. (Capital Markets)			1,799	578,235
Marsh & McLennan Cos., Inc. (Insurance)			24,408	2,434,698
MetLife, Inc. (Insurance)			45,352	2,252,634
Moody’s Corp. (Capital Markets)			7,872	1,537,480
Morgan Stanley (Capital Markets)			61,001	2,672,454
MSCI, Inc. (Capital Markets)			4,039	964,473
Nasdaq, Inc. (Capital Markets)			5,563	534,994
Northern Trust Corp. (Capital Markets)			10,384	934,560
People’s United Financial, Inc. (Banks)			18,911	317,327
PNC Financial Services Group, Inc. / The (Banks)			21,546	2,957,835
Principal Financial Group, Inc. (Insurance)			12,334	714,385
Progressive Corp. / The (Insurance)			27,877	2,228,209
Prudential Financial, Inc. (Insurance)			19,373	1,956,673
Raymond James Financial, Inc. (Capital Markets)			6,000	507,300
Regions Financial Corp. (Banks)			48,255	720,930
S&P Global, Inc. (Capital Markets)			11,746	2,675,621
State Street Corp. (Capital Markets)			17,801	997,924
SunTrust Banks, Inc. (Banks)			21,180	1,331,163
SVB Financial Group (Banks)	(a	)	2,508	563,272
Synchrony Financial (Consumer Finance)			30,265	1,049,288

51	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)			Shares	Value

FINANCIALS (continued)
T. Rowe Price Group, Inc. (Capital Markets)			11,285	$1,238,077
Torchmark Corp. (Insurance)			4,854	434,239
Travelers Cos., Inc. / The (Insurance)			12,501	1,869,149
U.S. Bancorp (Banks)			71,434	3,743,142
Unum Group (Insurance)			10,161	340,902
Wells Fargo & Co. (Banks)			193,048	9,135,031
Willis Towers Watson PLC (Insurance)			6,170	1,181,802
Zions Bancorp N.A. (Banks)			8,755	402,555

				152,928,949

HEALTH CARE – 14.2%
Abbott Laboratories (Health Care Equip. & Supplies)			84,224	7,083,238
AbbVie, Inc. (Biotechnology)			70,559	5,131,050
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a	)	2,164	563,700
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			15,085	1,126,397
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,703	1,401,879
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,472	950,286
Allergan PLC (Pharmaceuticals)			14,706	2,462,226
AmerisourceBergen Corp. (Health Care Providers & Svs.)			7,400	630,924
Amgen, Inc. (Biotechnology)			29,112	5,364,759
Anthem, Inc. (Health Care Providers & Svs.)			12,279	3,465,257
Baxter International, Inc. (Health Care Equip. & Supplies)			22,658	1,855,690
Becton Dickinson and Co. (Health Care Equip. & Supplies)			12,877	3,245,133
Biogen, Inc. (Biotechnology)	(a	)	9,253	2,163,999
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	66,397	2,853,743
Bristol-Myers Squibb Co. (Pharmaceuticals)			78,065	3,540,248
Cardinal Health, Inc. (Health Care Providers & Svs.)			14,184	668,066
Celgene Corp. (Biotechnology)	(a	)	33,662	3,111,715
Centene Corp. (Health Care Providers & Svs.)	(a	)	19,728	1,034,536
Cerner Corp. (Health Care Technology)			15,536	1,138,789
Cigna Corp. (Health Care Providers & Svs.)			18,116	2,854,176
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			2,358	794,387
CVS Health Corp. (Health Care Providers & Svs.)			62,011	3,378,979
Danaher Corp. (Health Care Equip. & Supplies)			30,081	4,299,177
DaVita, Inc. (Health Care Providers & Svs.)	(a	)	6,065	341,217
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			11,134	649,780
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	9,954	1,838,902
Eli Lilly & Co. (Pharmaceuticals)			41,241	4,569,090
Gilead Sciences, Inc. (Biotechnology)			60,689	4,100,149
HCA Healthcare, Inc. (Health Care Providers & Svs.)			12,749	1,723,282
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	7,149	499,715
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	12,750	612,255
Humana, Inc. (Health Care Providers &Svs.)			6,447	1,710,389
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	4,106	1,130,505
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	7,017	2,583,309
Incyte Corp. (Biotechnology)	(a	)	8,477	720,206
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	5,511	2,890,795
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	7,535	1,212,382
Johnson & Johnson (Pharmaceuticals)			126,723	17,649,979
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a	)	4,694	811,593
McKesson Corp. (Health Care Providers & Svs.)			9,071	1,219,052

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
Medtronic PLC (Health Care Equip. & Supplies)			64,001	$6,233,057
Merck & Co., Inc. (Pharmaceuticals)			122,888	10,304,159
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	1,183	993,720
Mylan N.V. (Pharmaceuticals)	(a	)	24,719	470,650
Nektar Therapeutics (Pharmaceuticals)	(a	)	8,359	297,413
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			5,266	507,326
Perrigo Co. PLC (Pharmaceuticals)			6,000	285,720
Pfizer, Inc. (Pharmaceuticals)			264,981	11,478,977
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			6,394	650,973
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,753	1,174,689
ResMed, Inc. (Health Care Equip. & Supplies)			6,835	834,075
Stryker Corp. (Health Care Equip. & Supplies)			14,787	3,039,911
Teleflex, Inc. (Health Care Equip. & Supplies)			2,198	727,868
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			19,095	5,607,820
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			45,363	11,069,026
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)			3,936	513,215
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,323	588,490
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	12,226	2,242,004
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	3,308	712,014
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	2,395	682,743
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)			9,777	1,151,144
Zoetis, Inc. (Pharmaceuticals)			22,848	2,593,020

				165,538,968

INDUSTRIALS – 9.4%
3M Co. (Industrial Conglomerates)			27,510	4,768,583
A.O. Smith Corp. (Building Products)			6,772	319,368
Alaska Air Group, Inc. (Airlines)			5,923	378,539
Allegion PLC (Building Products)			4,502	497,696
American Airlines Group, Inc. (Airlines)			18,827	613,948
AMETEK, Inc. (Electrical Equip.)			10,870	987,431
Arconic, Inc. (Aerospace & Defense)			19,148	494,401
Boeing Co. / The (Aerospace & Defense)			24,974	9,090,786
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			6,489	547,347
Caterpillar, Inc. (Machinery)			27,293	3,719,763
Cintas Corp. (Commercial Svs. & Supplies)			4,041	958,889
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	9,601	717,579
CSX Corp. (Road & Rail)			36,701	2,839,556
Cummins, Inc. (Machinery)			6,918	1,185,330
Deere & Co. (Machinery)			15,130	2,507,192
Delta Air Lines, Inc. (Airlines)			28,435	1,613,686
Dover Corp. (Machinery)			6,919	693,284
Eaton Corp. PLC (Electrical Equip.)			20,203	1,682,506
Emerson Electric Co. (Electrical Equip.)			29,341	1,957,631
Equifax, Inc. (Professional Svs.)			5,756	778,441
Expeditors International of Washington, Inc. (Air Freight & Logistics)			8,181	620,611
Fastenal Co. (Trading Companies & Distributors)			27,290	889,381
FedEx Corp. (Air Freight & Logistics)			11,442	1,878,662
Flowserve Corp. (Machinery)			6,289	331,367
Fortive Corp. (Machinery)			14,079	1,147,720
Fortune Brands Home & Security, Inc. (Building Products)			6,621	378,258
General Dynamics Corp. (Aerospace & Defense)			12,959	2,356,205
General Electric Co. (Industrial Conglomerates)			416,232	4,370,436
Honeywell International, Inc. (Industrial Conglomerates)			34,742	6,065,606

52	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
Huntington Ingalls Industries, Inc. (Aerospace & Defense)			1,993	$447,907
IHS Markit Ltd. (Professional Svs.)	(a	)	17,364	1,106,434
Illinois Tool Works, Inc. (Machinery)			14,308	2,157,789
Ingersoll-Rand PLC (Machinery)			11,515	1,458,605
J.B. Hunt Transport Services, Inc. (Road & Rail)			4,172	381,363
Jacobs Engineering Group, Inc. (Construction & Engineering)			5,443	459,335
Johnson Controls International PLC (Building Products)			37,977	1,568,830
Kansas City Southern (Road & Rail)			4,779	582,178
L3 Technologies, Inc. (Aerospace & Defense)			3,790	929,194
L3Harris Technologies, Inc. (Aerospace & Defense)			5,639	1,066,504
Lockheed Martin Corp. (Aerospace & Defense)			11,732	4,265,051
Masco Corp. (Building Products)			13,961	547,830
Nielsen Holdings PLC (Professional Svs.)			17,048	385,285
Norfolk Southern Corp. (Road & Rail)			12,700	2,531,491
Northrop Grumman Corp. (Aerospace & Defense)			8,104	2,618,483
PACCAR, Inc. (Machinery)			16,542	1,185,400
Parker-Hannifin Corp. (Machinery)			6,122	1,040,801
Pentair PLC (Machinery)			7,584	282,125
Quanta Services, Inc. (Construction & Engineering)			6,814	260,227
Raytheon Co. (Aerospace & Defense)			13,293	2,311,387
Republic Services, Inc. (Commercial Svs. & Supplies)			10,275	890,226
Robert Half International, Inc. (Professional Svs.)			5,687	324,216
Rockwell Automation, Inc. (Electrical Equip.)			5,645	924,820
Rollins, Inc. (Commercial Svs. & Supplies)			7,068	253,529
Roper Technologies, Inc. (Industrial Conglomerates)			4,960	1,816,650
Snap-on, Inc. (Machinery)			2,656	439,940
Southwest Airlines Co. (Airlines)			23,329	1,184,647
Stanley Black & Decker, Inc. (Machinery)			7,232	1,045,819
Textron, Inc. (Aerospace & Defense)			11,065	586,888
TransDigm Group, Inc. (Aerospace & Defense)	(a	)	2,336	1,130,157
Union Pacific Corp. (Road & Rail)			33,789	5,714,058
United Continental Holdings, Inc. (Airlines)	(a	)	10,541	922,865
United Parcel Service, Inc. Class B (Air Freight & Logistics)			33,299	3,438,788
United Rentals, Inc. (Trading Companies & Distributors)	(a	)	3,732	494,975
United Technologies Corp. (Aerospace & Defense)			38,714	5,040,563
Verisk Analytics, Inc. (Professional Svs.)			7,814	1,144,438
W.W. Grainger, Inc. (Trading Companies & Distributors)			2,135	572,671
Wabtec Corp. (Machinery)			7,758	556,714
Waste Management, Inc. (Commercial Svs. & Supplies)			18,657	2,152,458
Xylem, Inc. (Machinery)			8,568	716,627

				109,327,470

INFORMATION TECHNOLOGY – 21.4%
Accenture PLC Class A (IT Svs.)			30,448	5,625,877
Adobe, Inc. (Software)	(a	)	23,291	6,862,693
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	42,334	1,285,684
Akamai Technologies, Inc. (IT Svs.)	(a	)	7,805	625,493
Alliance Data Systems Corp. (IT Svs.)			2,160	302,681
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			14,260	1,368,104
Analog Devices, Inc. (Semiconductors & Equip.)			17,655	1,992,720
ANSYS, Inc. (Software)	(a	)	4,000	819,280

Common Stocks (Continued)			Shares	Value

INFORMATION TECHNOLOGY (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)			208,628	$41,291,654
Applied Materials, Inc. (Semiconductors & Equip.)			44,682	2,006,669
Arista Networks, Inc. (Communications Equip.)	(a	)	2,515	652,944
Autodesk, Inc. (Software)	(a	)	10,484	1,707,844
Automatic Data Processing, Inc. (IT Svs.)			20,780	3,435,557
Broadcom, Inc. (Semiconductors & Equip.)			18,894	5,438,827
Broadridge Financial Solutions, Inc. (IT Svs.)			5,531	706,198
Cadence Design Systems, Inc. (Software)	(a	)	13,405	949,208
Cisco Systems, Inc. (Communications Equip.)			204,314	11,182,105
Citrix Systems, Inc. (Software)			5,998	588,644
Cognizant Technology Solutions Corp. Class A (IT Svs.)			27,169	1,722,243
Corning, Inc. (Electronic Equip., Instr. & Comp.)			37,455	1,244,630
DXC Technology Co. (IT Svs.)			12,772	704,376
F5 Networks, Inc. (Communications Equip.)	(a	)	2,863	416,939
Fidelity National Information Services, Inc. (IT Svs.)			15,459	1,896,510
Fiserv, Inc. (IT Svs.)	(a	)	18,733	1,707,700
FleetCor Technologies, Inc. (IT Svs.)	(a	)	4,115	1,155,698
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)			6,494	351,325
Fortinet, Inc. (Software)	(a	)	6,961	534,814
Gartner, Inc. (IT Svs.)	(a	)	4,288	690,111
Global Payments, Inc. (IT Svs.)			7,482	1,198,093
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			63,887	955,111
HP, Inc. (Tech. Hardware, Storage & Periph.)			71,943	1,495,695
Intel Corp. (Semiconductors & Equip.)			213,686	10,229,149
International Business Machines Corp. (IT Svs.)			42,318	5,835,652
Intuit, Inc. (Software)			12,376	3,234,220
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a	)	1,708	263,459
Jack Henry & Associates, Inc. (IT Svs.)			3,665	490,817
Juniper Networks, Inc. (Communications Equip.)			16,513	439,741
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	8,967	805,326
KLA-Tencor Corp. (Semiconductors & Equip.)			7,708	911,086
Lam Research Corp. (Semiconductors & Equip.)			7,157	1,344,371
Mastercard, Inc. Class A (IT Svs.)			42,901	11,348,601
Maxim Integrated Products, Inc. (Semiconductors & Equip.)			12,971	775,925
Microchip Technology, Inc. (Semiconductors & Equip.)			11,353	984,305
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	52,814	2,038,092
Microsoft Corp. (Software)			365,744	48,995,066
Motorola Solutions, Inc. (Communications Equip.)			7,866	1,311,498
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			11,762	725,715
NVIDIA Corp. (Semiconductors & Equip.)			29,066	4,773,509
Oracle Corp. (Software)			115,822	6,598,379
Paychex, Inc. (IT Svs.)			15,278	1,257,227
PayPal Holdings, Inc. (IT Svs.)	(a	)	56,083	6,419,260
Qorvo, Inc. (Semiconductors & Equip.)	(a	)	5,714	380,609
QUALCOMM, Inc. (Semiconductors & Equip.)			58,025	4,413,962
Red Hat, Inc. (Software)	(a	)	8,487	1,593,519
salesforce.com, Inc. (Software)	(a	)	37,066	5,624,024
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)			11,975	564,262
Skyworks Solutions, Inc. (Semiconductors & Equip.)			8,216	634,850
Symantec Corp. (Software)			29,406	639,874
Synopsys, Inc. (Software)	(a	)	7,149	920,005
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			16,079	1,540,047

53	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Texas Instruments, Inc. (Semiconductors & Equip.)		44,788	$5,139,871
Total System Services, Inc. (IT Svs.)		7,769	996,530
VeriSign, Inc. (IT Svs.)	(a)	5,007	1,047,264
Visa, Inc. (IT Svs.)		83,007	14,405,865
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		13,938	662,752
Western Union Co. / The (IT Svs.)		20,655	410,828
Xerox Corp. (Tech. Hardware, Storage & Periph.)		9,372	331,862
Xilinx, Inc. (Semiconductors & Equip.)		12,123	1,429,544

			250,432,493

MATERIALS – 2.8%
Air Products & Chemicals, Inc. (Chemicals)		10,511	2,379,375
Albemarle Corp. (Chemicals)		5,081	357,753
Amcor PLC (Containers & Packaging)	(a)	77,403	889,361
Avery Dennison Corp. (Containers & Packaging)		4,048	468,273
Ball Corp. (Containers & Packaging)		15,979	1,118,370
Celanese Corp. (Chemicals)		6,025	649,495
CF Industries Holdings, Inc. (Chemicals)		10,602	495,219
Corteva, Inc. (Chemicals)	(a)	35,721	1,056,270
Dow, Inc. (Chemicals)		35,738	1,762,241
DuPont de Nemours, Inc. (Chemicals)		35,735	2,682,627
Eastman Chemical Co. (Chemicals)		6,581	512,199
Ecolab, Inc. (Chemicals)		12,112	2,391,393
FMC Corp. (Chemicals)		6,254	518,769
Freeport-McMoRan, Inc. (Metals & Mining)		69,132	802,623
International Flavors & Fragrances, Inc. (Chemicals)		4,827	700,349
International Paper Co. (Containers & Packaging)		18,937	820,351
Linde PLC (Chemicals)		25,908	5,202,326
LyondellBasell Industries N.V. Class A (Chemicals)		14,488	1,247,851
Martin Marietta Materials, Inc. (Construction Materials)		2,974	684,347
Mosaic Co. / The (Chemicals)		17,021	426,036
Newmont Goldcorp Corp. (Metals & Mining)		39,140	1,505,716
Nucor Corp. (Metals & Mining)		14,525	800,328
Packaging Corp. of America (Containers & Packaging)		4,478	426,843
PPG Industries, Inc. (Chemicals)		11,271	1,315,438
Sealed Air Corp. (Containers & Packaging)		7,467	319,438
Sherwin-Williams Co. / The (Chemicals)		3,878	1,777,249
Vulcan Materials Co. (Construction Materials)		6,298	864,778
Westrock Co. (Containers & Packaging)		12,327	449,566

			32,624,584

REAL ESTATE – 3.0%
Alexandria Real Estate Equities, Inc. (Equity REIT)		5,380	759,064
American Tower Corp. (Equity REIT)		21,101	4,314,099
Apartment Investment & Management Co. Class A (Equity REIT)		7,137	357,706
AvalonBay Communities, Inc. (Equity REIT)		6,659	1,352,976
Boston Properties, Inc. (Equity REIT)		7,371	950,859
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	14,894	764,062
Crown Castle International Corp. (Equity REIT)		19,845	2,586,796
Digital Realty Trust, Inc. (Equity REIT)		9,941	1,170,950
Duke Realty Corp. (Equity REIT)		17,236	544,830
Equinix, Inc. (Equity REIT)		4,013	2,023,716
Equity Residential (Equity REIT)		17,696	1,343,480

Common Stocks (Continued)		Shares	Value

REAL ESTATE (continued)
Essex Property Trust, Inc. (Equity REIT)		3,135	$915,201
Extra Space Storage, Inc. (Equity REIT)		6,064	643,390
Federal Realty Investment Trust (Equity REIT)		3,592	462,506
HCP, Inc. (Equity REIT)		22,764	727,993
Host Hotels & Resorts, Inc. (Equity REIT)		35,249	642,237
Iron Mountain, Inc. (Equity REIT)		13,757	430,594
Kimco Realty Corp. (Equity REIT)		20,239	374,017
Macerich Co. / The (Equity REIT)		5,085	170,297
Mid-America Apartment Communities, Inc. (Equity REIT)		5,424	638,730
Prologis, Inc. (Equity REIT)		30,113	2,412,051
Public Storage (Equity REIT)		7,164	1,706,250
Realty Income Corp. (Equity REIT)		15,025	1,036,274
Regency Centers Corp. (Equity REIT)		7,938	529,782
SBA Communications Corp. (Equity REIT)	(a)	5,407	1,215,710
Simon Property Group, Inc. (Equity REIT)		14,743	2,355,342
SL Green Realty Corp. (Equity REIT)		4,044	325,016
UDR, Inc. (Equity REIT)		13,401	601,571
Ventas, Inc. (Equity REIT)		17,631	1,205,079
Vornado Realty Trust (Equity REIT)		8,246	528,569
Welltower, Inc. (Equity REIT)		19,335	1,576,383
Weyerhaeuser Co. (Equity REIT)		35,521	935,623

			35,601,153

UTILITIES – 3.3%
AES Corp. (Ind. Power & Renewable Elec.)		31,523	528,326
Alliant Energy Corp. (Electric Utilities)		11,225	550,923
Ameren Corp. (Multi-Utilities)		11,711	879,613
American Electric Power Co., Inc. (Electric Utilities)		23,572	2,074,572
American Water Works Co., Inc. (Water Utilities)		8,614	999,224
Atmos Energy Corp. (Gas Utilities)		5,562	587,125
CenterPoint Energy, Inc. (Multi-Utilities)		23,907	684,457
CMS Energy Corp. (Multi-Utilities)		13,521	783,001
Consolidated Edison, Inc. (Multi-Utilities)		15,615	1,369,123
Dominion Energy, Inc. (Multi-Utilities)		38,299	2,961,279
DTE Energy Co. (Multi-Utilities)		8,747	1,118,566
Duke Energy Corp. (Electric Utilities)		34,749	3,066,252
Edison International (Electric Utilities)		15,547	1,048,023
Entergy Corp. (Electric Utilities)		9,059	932,443
Evergy, Inc. (Electric Utilities)		11,622	699,063
Eversource Energy (Electric Utilities)		15,333	1,161,628
Exelon Corp. (Electric Utilities)		46,351	2,222,067
FirstEnergy Corp. (Electric Utilities)		24,094	1,031,464
NextEra Energy, Inc. (Electric Utilities)		22,864	4,683,919
NiSource, Inc. (Multi-Utilities)		17,892	515,290
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		12,812	449,957
Pinnacle West Capital Corp. (Electric Utilities)		5,384	506,581
PPL Corp. (Electric Utilities)		34,439	1,067,953
Public Service Enterprise Group, Inc. (Multi-Utilities)		24,132	1,419,444
Sempra Energy (Multi-Utilities)		13,098	1,800,189
Southern Co. / The (Electric Utilities)		49,685	2,746,587
WEC Energy Group, Inc. (Multi-Utilities)		15,068	1,256,219
Xcel Energy, Inc. (Electric Utilities)		24,587	1,462,681

			38,605,969

Total Common Stocks (Cost $946,986,756)			$1,166,285,979

Total Investments – 99.9% (Cost $946,986,756)	(b)		$1,166,285,979
Other Assets in Excess of Liabilities – 0.1%	(c)		1,356,492

Net Assets – 100.0%			$1,167,642,471

54	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $119,700 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	19	September 20, 2019	$2,782,820	$2,796,990	$14,170	$5,570

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio (Unaudited)

Objective/Strategy

The ON Federated Strategic Value Dividend Portfolio seeks growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

Performance as of June 30, 2019

Average Annual returns
One year	5.92%
Five years	5.86%
Ten years	11.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.76% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Federated Strategic Value Dividend Portfolio returned 10.32% versus 13.64% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The market reached new highs during the period, as investor optimism increased amid talks of the Federal Reserve lowering rates and of a potential truce in the ongoing U.S.-China trade war, propelling a “Risk-On” trade for the period. As a result, the market environment was not conducive to a high quality, defensive, dividend strategy, as higher yielding equities were a notable laggard. An area of weakness versus the benchmark was the Portfolio’s 24% average international exposure, which posted a collective 8.21% return in the Portfolio, which lagged the U.S. market. The non-U.S. exposure of the Portfolio is employed to pursue yield, while injecting diversification into the strategy. (1)

The Portfolio’s core goal of providing investors with a stable, high and rising income stream from high quality investments has remained the strategy’s focus, evidenced by the gross weighted average dividend yield of 4.70%. This yield exceeded not only the broad market represented by the S&P 500 Index with its 1.96% yield, but also surpassed the 4.07% yield of the benchmark. For the six-month period, the Portfolio had 20 of its 43 holdings increase their dividend distributions. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The strategy focuses on the dividend-rich segments of the economy, such as Consumer Staples, Health Care, Telecommunication Services and Utilities. Therefore, the strategy maintains a structural underweight in cyclical sectors that afford little to no dividend growth opportunities. The Portfolio has limited to no exposure to the Industrials, Information Technology, Materials, and Consumer Discretionary sectors. Further, the benchmark has a large weight in the Utilities sector, which creates notable dispersion in periods when the sector greatly underperforms or outperforms. (1)

During the period, the primary driver of relative weakness was stock selection in Health Care, driven by non-benchmark holding, Abbvie, Inc. Abbvie fell 16% in one day, after announcing its merger with Allergan PLC. Although the acquisition initially surprised investors, we expect the deal to lead to significant cash flow accretion, thus providing an opportunity for higher dividend growth, deleveraging, and investment in its business. (1)

Relative performance was further hampered by stock selection and an underweight in Industrials, as the Portfolio’s sole holding, United Parcel Services, Inc. Class B posted a return of 7.8%, which underperformed the benchmark’s Industrials sector return of 25.5%.An underweight in Information Technology, which returned 23.2% for the benchmark, also detracted from relative performance. (1)

On a positive note, the Portfolio’s underweight in Consumer Discretionary added to performance, as Consumer Discretionary was a laggard in the benchmark, generating an 8.8% return. Furthermore, the Portfolio’s overweight to Real Estate Investment Trusts (“REITs”) was a positive contributor, appreciating 17.1% in the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The Southern Co., returning over 28% and not included in the benchmark, was the top relative contributor. The Southern Co. benefited from strong fourth quarter earnings, due to favorable regulatory results and in-line first quarter results due to cost control. Also contributing was an overweight to Phillip Morris International, Inc., returning almost 21%, buoyed by strong fourth quarter earnings and investor optimism surrounding the company’s next generation of I-Quit-Ordinary-Smoking (“IQOS”) devices. Crown Castle International Corp., returning over 22% and not included in the benchmark, was the third top contributor, reporting solid first quarter results, in line with expectations. (1)

Abbvie, Inc., discussed above, was the top relative detractor. Not holding Ford Motor Company, which returned over 38% in the benchmark, was the second largest relative detractor. The Portfolio has little to no exposure to Consumer Discretionary due to the lack of reliable dividend growth and yield opportunities. Not holding ONEOK, Inc., in the Energy sector, which returned over 30% in the benchmark, also detracted from relative returns. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

56	(continued)

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	97.1
Money Market Funds and Other Net Assets	2.9

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	AT&T, Inc.	5.8
2.	Philip Morris International, Inc.	4.7
3.	Dominion Energy, Inc.	4.1
4.	BP PLC	4.1
5.	AbbVie, Inc.	4.1
6.	Exxon Mobil Corp.	3.9
7.	Coca-Cola Co. / The	3.9
8.	Southern Co. / The	3.7
9.	National Grid PLC	3.5
10.	Verizon Communications, Inc.	3.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	20.7
Utilities	17.1
Energy	16.1
Communication Services	13.9
Real Estate	10.3
Health Care	8.4
Financials	7.1
Industrials	2.3
Information Technology	0.5
Materials	0.4
Consumer Discretionary	0.3

97.1

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 97.1%			Shares	Value

COMMUNICATION SERVICES – 13.9%
AT&T, Inc. (Diversified Telecom. Svs.)			554,173	$18,570,337
BCE, Inc. (Diversified Telecom. Svs.)			213,630	9,719,427
Verizon Communications, Inc. (Diversified Telecom. Svs.)			191,001	10,911,887
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)			318,268	5,197,317

				44,398,968

CONSUMER DISCRETIONARY – 0.3%
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)			5,750	981,697

CONSUMER STAPLES – 20.7%
Altria Group, Inc. (Tobacco)			166,320	7,875,252
British American Tobacco PLC (Tobacco)	(a	)	118,675	4,143,644
Coca-Cola Co. / The (Beverages)			242,400	12,343,008
General Mills, Inc. (Food Products)			60,225	3,163,017
Kimberly-Clark Corp. (Household Products)			78,675	10,485,804
PepsiCo, Inc. (Beverages)			75,675	9,923,263
Philip Morris International, Inc. (Tobacco)			189,120	14,851,594
Procter & Gamble Co. / The (Household Products)			29,165	3,197,942

				65,983,524

ENERGY – 16.1%
BP PLC (Oil, Gas & Consumable Fuels)	(a	)	1,881,000	13,104,476
Chevron Corp. (Oil, Gas & Consumable Fuels)			84,930	10,568,689
Enbridge, Inc. (Oil, Gas & Consumable Fuels)			108,675	3,925,262
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			163,950	12,563,489
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			105,225	5,290,713
TOTAL SA (Oil, Gas & Consumable Fuels)	(a	)	104,150	5,842,165

				51,294,794

FINANCIALS – 7.1%
Canadian Imperial Bank of Commerce (Banks)			46,675	3,670,415
Invesco Ltd. (Capital Markets)			171,125	3,501,217
KeyCorp (Banks)			160,425	2,847,544
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	(a	)	18,725	4,693,564
PNC Financial Services Group, Inc. / The (Banks)			32,900	4,516,512
Regions Financial Corp. (Banks)			222,925	3,330,499

				22,559,751

Common Stocks (Continued)			Shares	Value

HEALTH CARE – 8.4%
AbbVie, Inc. (Biotechnology)			177,925	$12,938,706
GlaxoSmithKline PLC (Pharmaceuticals)	(a	)	509,506	10,212,959
Pfizer, Inc. (Pharmaceuticals)			79,875	3,460,185

				26,611,850

INDUSTRIALS – 2.3%
United Parcel Service, Inc. Class B (Air Freight & Logistics)			71,700	7,404,459

INFORMATION TECHNOLOGY – 0.5%
Paychex, Inc. (IT Svs.)			17,975	1,479,163

MATERIALS – 0.4%
Amcor PLC (Containers & Packaging)	(b	)	116,275	1,336,000

REAL ESTATE – 10.3%
Crown Castle International Corp. (Equity REIT)			56,675	7,387,586
Digital Realty Trust, Inc. (Equity REIT)			26,720	3,147,349
National Retail Properties, Inc. (Equity REIT)			66,200	3,509,262
Omega Healthcare Investors, Inc. (Equity REIT)			94,150	3,460,012
Realty Income Corp. (Equity REIT)			37,075	2,557,063
Ventas, Inc. (Equity REIT)			136,805	9,350,622
Welltower, Inc. (Equity REIT)			41,450	3,379,418

				32,791,312

UTILITIES – 17.1%
Dominion Energy, Inc. (Multi-Utilities)			171,300	13,244,916
Duke Energy Corp. (Electric Utilities)			121,756	10,743,749
National Grid PLC (Multi-Utilities)	(a	)	1,041,100	11,071,952
PPL Corp. (Electric Utilities)			250,275	7,761,028
Southern Co. / The (Electric Utilities)			212,460	11,744,789

				54,566,434

Total Common Stocks (Cost $316,834,352)				$309,407,952

Money Market Funds – 1.8%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(c	)	5,567,038	$5,568,151

Total Money Market Funds (Cost $5,567,746)				$5,568,151

Total Investments – 98.9% (Cost $322,402,098)	(d	)		$314,976,103
Other Assets in Excess of Liabilities – 1.1%				3,586,715

Net Assets – 100.0%				$318,562,818

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $49,068,760 or 15.4% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Non-income producing security.
(c)	Rate represents the seven-day yield at June 30, 2019.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

Performance as of June 30, 2019

Average Annual returns

One year	7.43%
Five years	4.47%
Ten years	8.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Federated High Income Bond Portfolio returned 10.41% versus 9.94% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The total return for the high yield market for the period significantly outperformed most other fixed income asset classes. For example, the benchmark returned 9.94% versus the 6.11% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of high quality bond performance. The main driver of the high yield market’s strong performance was the attractive valuations that existed at the beginning of the period. After the high yield market’s difficult close to 2018, the Federal Reserve turned dovish in the first half of 2019, leading market participants to go from expecting further rate hikes to expecting rate eases to counteract potential economic weakness. The benefit can be seen in the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities, which declined from 575 basis points at the beginning of the period to 452 basis points at period end.

Within the high-yield market, major industry sectors that substantially outperformed the overall benchmark included finance companies, retailers, banking, construction machinery and home construction. Major industry sectors that substantially underperformed the benchmark included independent energy, oil field services, chemicals, consumer cyclical services and automotive. Reflecting the move to lower interest rates, the more interest rate-sensitive BB-rated sector led the way with a return of 10.5%, followed by the B-rated sector, which returned 10.1%.

The more economically-sensitive CCC-rated sector trailed the other two sectors with a return of 7.5%, as economic concerns and credit specific issues offset the positive interest rate impact.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Sector allocation did not have a major impact during the period. The main negative from a sector standpoint was the Portfolio’s modest cash holding, which negatively impacted performance given the market’s strong positive total return. This was partially offset by the Portfolio’s overweight to the property & casualty sector. (1)

Security selection was a substantial positive for the Portfolio during the period. This was especially true in the independent energy, cable & satellite, finance company, metals & mining, technology, automotive, packaging and wireless industry sectors. The Portfolio was negatively impacted by security selection in the healthcare and refining industry sectors. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Specific holdings of the Portfolio that positively impacted performance relative to the benchmark included Bausch Health Cos., Inc., which was the top relative contributor, as the company stabilized operations, refinanced near term maturities and continued to generate substantial free cash flow from operations. The company also continues to focus on repaying debt to reduce leverage, positively impacting overall credit quality. Navient Corp., another top contributor, is one of the largest student loan servicing companies. The company continues to effectively service a large portfolio of student loans, while fighting several high profile legal cases. HCA, Inc., the largest for profit hospital company in the U.S., was a third relative contributor. Its best-in-class operating performance continues to benefit stakeholders. The company’s secured bonds were upgraded to investment grade during the period, while its unsecured obligation remains in high yield. (1)

Specific holdings that negatively impacted performance relative to the benchmark included SESI LLC, an oil field service company that provides drilling, completion and production related services. Low oil prices and overcapacity in the pressure pumping business continues to weigh on company results. Team Health Holdings, Inc. and Envision Healthcare Corp, providers of outsourced physician management services, detracted, as proposed regulatory reform and difficult operating conditions have ramped up concern about future operating results. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

59	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Corporate Bonds (4)	95.4
Common Stocks (4)	0.0
Money Market Funds and Other Net Assets	4.6

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	CCO Holdings LLC / CCO Holdings Capital Corp.	1.2
	5.750%, 01/15/2024
2.	HUB International Ltd.	1.0
	7.000%, 05/01/2026
3.	Park Aerospace Holdings Ltd.	1.0
	5.500%, 02/15/2024
4.	Jaguar Holding Co. II / Pharmaceutical Product Development LLC	1.0
	6.375%, 08/01/2023
5.	Sprint Corp.	0.9
	7.625%, 02/15/2025
6.	BWAY Holding Co.	0.8
	7.250%, 04/15/2025
7.	Altice France SA	0.8
	7.375%, 05/01/2026
8.	Post Holdings, Inc.	0.8
	5.000%, 08/15/2026
9.	1011778 B.C. ULC / New Red Finance, Inc.	0.8
	5.000%, 10/15/2025
10.	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA	0.7
	6.625%, 05/15/2022

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds):

% of Net Assets
Communication Services	18.0
Health Care	15.8
Energy	12.9
Consumer Discretionary	11.1
Materials	9.6
Industrials	9.5
Financials	6.3
Information Technology	5.4
Utilities	3.6
Consumer Staples	3.2

95.4

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds – 95.4%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 18.0%
Acosta, Inc. (Media)	(a)	7.750%	10/01/2022	$1,075,000	$172,000
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	1,625,000	1,665,625
Altice France SA (Diversified Telecom. Svs.)	(a)	8.125%	02/01/2027	200,000	210,000
Altice Luxembourg SA (Wireless Telecom. Svs.)	(a)	7.625%	02/15/2025	825,000	776,016
AMC Networks, Inc. (Media)		5.000%	04/01/2024	600,000	615,750
AMC Networks, Inc. (Media)		4.750%	08/01/2025	225,000	228,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	152,370
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	225,000	229,991
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	2,325,000	2,377,022
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	400,000	422,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	663,780
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	180,688
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	281,187
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	175,000	178,063
CSC Holdings LLC (Media)	(a)	5.125%	12/15/2021	525,000	525,000
CSC Holdings LLC (Media)	(a)	5.375%	07/15/2023	375,000	385,312
CSC Holdings LLC (Media)		5.250%	06/01/2024	825,000	856,969
CSC Holdings LLC (Media)	(a)	7.750%	07/15/2025	525,000	567,997
CSC Holdings LLC (Media)	(a)	6.625%	10/15/2025	300,000	321,000
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,155,000
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	603,790
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	75,000	74,813
Digicel Group One Ltd. (Wireless Telecom. Svs.)	(a)	8.250%	12/30/2022	102,000	56,100
DISH DBS Corp. (Media)		5.875%	11/15/2024	675,000	638,719
DISH DBS Corp. (Media)		7.750%	07/01/2026	825,000	808,500
Entercom Media Corp. (Media)	(a)	7.250%	11/01/2024	575,000	605,906
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	225,000	234,000
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	254,687
Gray Television,Inc. (Media)	(a)	5.875%	07/15/2026	825,000	855,937
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	44,327
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	825,707	864,945
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)		5.500%	08/01/2023	500,000	456,250
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(a)	8.500%	10/15/2024	375,000	371,250
Intelsat Jackson Holdings SA (Diversified Telecom. Svs.)	(a)	9.750%	07/15/2025	350,000	358,750
Match Group, Inc. (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	675,000	706,995
Nexstar Broadcasting, Inc. (Media)		5.875%	11/15/2022	350,000	357,875
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	1,025,000	1,061,859
Nexstar Escrow, Inc. (Media)	(a)	5.625%	07/15/2027	200,000	205,000
Rackspace Hosting, Inc. (Interactive Media & Svs.)	(a)	8.625%	11/15/2024	900,000	825,750
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	700,000	715,750
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	400,000	408,880
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	245,000
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	425,000	429,250
Sirius XM Radio, Inc. (Media)	(a)	4.625%	07/15/2024	225,000	230,238
Sirius XM Radio, Inc. (Media)	(a)	6.000%	07/15/2024	200,000	205,550
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	75,000	77,344
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	751,281
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	250,000	254,350
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	825,000	853,875
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	200,000	212,060
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,725,000	1,834,969
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	325,000	346,450
TEGNA, Inc. (Media)		6.375%	10/15/2023	475,000	489,250
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	1,000,000	1,015,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	325,000	336,375
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	125,000	129,813
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	675,000	702,526
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	351,344
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.375%	04/15/2027	200,000	214,000
Tribune Media Co. (Media)		5.875%	07/15/2022	750,000	763,050
Unitymedia GmbH (Media)	(a)	6.125%	01/15/2025	775,000	806,194
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.000%	01/15/2025	200,000	206,000
Urban One, Inc. (Media)	(a)	7.375%	04/15/2022	175,000	174,563
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	829,000
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	600,000	620,994
Virgin Media Secured Finance PLC (Media)	(a)	5.250%	01/15/2026	425,000	435,502
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	600,000	610,326
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	775,000	776,937

					36,375,469

61	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 11.1%
1011778 B.C. ULC /New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	$1,550,000	$1,562,090
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	900,000	713,250
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	1,025,000	1,022,437
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	175,000	179,813
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	175,000	177,625
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	381,562
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	575,000	591,531
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	525,000	555,387
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.000%	08/15/2026	100,000	105,125
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	1,025,000	1,025,000
Dana Financing Luxembourg Sarl (Auto Components)	(a)	6.500%	06/01/2026	875,000	919,844
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	04/01/2025	500,000	525,625
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	09/15/2026	200,000	218,500
Gates Global LLC / Gates Global Co. (Auto Components)	(a)	6.000%	07/15/2022	789,000	789,493
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	50,000	50,625
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	375,000	369,375
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	300,000	285,000
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	325,000	337,152
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		5.125%	05/01/2026	525,000	547,969
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	4.875%	01/15/2030	150,000	154,750
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	900,000	876,375
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	6.000%, 6.750% PIK	05/15/2027	200,000	201,000
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	375,000	382,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	314,622
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	538,125
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		5.625%	05/01/2024	50,000	53,875
MGM Resorts International (Hotels, Restaurants & Leisure)		5.750%	06/15/2025	500,000	543,740
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	1,075,000	1,080,375
Michaels Stores, Inc. (Specialty Retail)	(a)	8.000%	07/15/2027	400,000	398,156
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	700,000	685,125
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (Auto Components)	(a)	6.250%	05/15/2026	125,000	129,844
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (Auto Components)	(a)	8.500%	05/15/2027	1,100,000	1,133,000
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	700,000	705,250
Party City Holdings, Inc. (Specialty Retail)	(a)	6.625%	08/01/2026	400,000	388,000
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(a)	6.125%	08/15/2021	825,000	837,375
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	875,000	910,000
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	775,000	819,562
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	725,000	726,812
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2025	375,000	369,375
VOC Escrow Ltd. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/15/2028	325,000	329,469
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	78,563
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2026	325,000	340,031

					22,353,327

CONSUMER STAPLES – 3.2%
Albertson’s Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC (Food & Staples Retailing)		6.625%	06/15/2024	875,000	906,719
Albertson’s Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC (Food & Staples Retailing)		5.750%	03/15/2025	825,000	831,187
B&G Foods, Inc. (Food Products)		5.250%	04/01/2025	775,000	782,750
Energizer Holdings, Inc. (Household Products)	(a)	5.500%	06/15/2025	125,000	126,563
Energizer Holdings, Inc. (Household Products)	(a)	6.375%	07/15/2026	100,000	102,750
Energizer Holdings, Inc. (Household Products)	(a)	7.750%	01/15/2027	450,000	487,049
First Quality Finance Co., Inc. (Personal Products)	(a)	5.000%	07/01/2025	100,000	100,750
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	76,594
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	1,550,000	1,571,312
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	567,875
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	825,000	847,687

					6,401,236

ENERGY – 12.9%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	28,000	28,700
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	675,000	670,781
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	75,000	75,000

62	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	$450,000	$445,500
Apergy Corp. (Energy Equip. & Svs.)		6.375%	05/01/2026	100,000	100,750
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	450,000	470,295
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	200,000	182,500
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	315,250
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	539,000	544,390
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	225,000	226,406
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	96,375
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	443,250
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	353,500
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		7.000%	06/30/2024	325,000	373,782
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		5.875%	03/31/2025	350,000	389,812
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.250%	10/01/2025	900,000	930,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8.000%	01/15/2025	50,000	46,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8.000%	06/15/2027	1,025,000	896,239
CNX Midstream Partners LP /CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	725,000	688,750
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	875,000	875,000
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,250,000	1,274,375
Endeavor Energy Resources LP /EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	250,000	263,125
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)		8.500%	11/01/2021	1,025,000	1,066,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	150,000	3,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.000%	11/29/2024	550,000	374,000
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.000%	10/15/2024	250,000	193,125
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/15/2025	275,000	212,781
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	01/15/2026	125,000	94,688
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	1,075,000	1,118,000
Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels)		5.875%	05/01/2026	350,000	344,750
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	150,000	139,125
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	441,892
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	875,000	881,562
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	621,484
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	05/01/2026	75,000	72,563
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	175,000	177,625
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	475,000	496,375
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	350,000	350,000
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	225,000	221,063
Precision Drilling Corp. (Energy Equip. & Svs.)		6.500%	12/15/2021	16,054	16,095
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	425,000	433,372
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	96,750
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	75,000	72,188
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	400,000	376,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	526,500
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	375,000	261,563
SESI LLC (Energy Equip. & Svs.)		7.750%	09/15/2024	1,000,000	642,500
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	575,000	530,725
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	175,000	160,563
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	100,000	91,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	350,000	328,125
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	23,125
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	12/01/2025	500,000	455,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	950,000	912,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	350,000	306,250
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	01/15/2023	50,000	51,063
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2026	225,000	234,281
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/15/2028	350,000	362,687
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	152,078
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	150,000	159,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	724,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/15/2027	25,000	27,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	600,000	601,500
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	125,000	120,313
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	850,000	898,790
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)	(a)	6.875%	09/01/2027	100,000	105,011

63	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/15/2022	$150,000	$18,000
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2025	400,000	34,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	425,000	423,937
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2026	325,000	313,422

					25,955,901

FINANCIALS – 6.3%
Acrisure LLC / Acrisure Finance, Inc. (Insurance)	(a)	8.125%	02/15/2024	100,000	103,250
Acrisure LLC / Acrisure Finance, Inc. (Insurance)	(a)	7.000%	11/15/2025	875,000	789,687
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	475,000	525,421
Alpha 2 BV (Diversified Financial Svs.)	(a)(b)	8.750%, 9.500% PIK	06/01/2023	325,000	319,313
Alpha 3 BV / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	900,000	886,500
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	675,000	698,625
Ardonagh Midco 3 PLC (Insurance)	(a)	8.625%	07/15/2023	500,000	470,000
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	775,000	770,156
Avolon Holdings Funding Ltd. (Diversified Financial Svs.)	(a)	5.500%	01/15/2023	75,000	79,958
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	125,000	125,625
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,000,000	2,027,500
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	350,000	358,750
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	875,000	884,844
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	129,688
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	950,000	940,215
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,075,000	1,106,906
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	375,000	373,125
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	6.250%	05/15/2026	200,000	205,700
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	925,000	951,362
USI Inc. / NY (Insurance)	(a)	6.875%	05/01/2025	950,000	940,500

					12,687,125

HEALTH CARE – 15.8%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	750,000	762,187
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	417,000
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	900,000	805,500
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	6.000%	10/01/2024	125,000	133,000
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	975,000	1,087,125
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	625,000	687,200
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	70,000	70,560
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	225,000	239,085
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	1,175,000	1,198,500
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	208,500
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	525,000	586,582
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.750%	08/15/2027	175,000	183,922
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	650,000	676,000
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	425,000	446,781
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	5.500%	04/01/2026	225,000	236,768
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.).		6.875%	02/01/2022	500,000	337,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	600,000	577,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.625%	01/15/2024	50,000	50,156
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	200,000	192,206
Eagle Holding Co. II LLC (Health Care Providers & Svs.)	(a)(b)	7.625%, 8.375% PIK	05/15/2022	50,000	50,250
Eagle Holding Co. II LLC (Health Care Providers & Svs.)	(a)(b)	7.750%, 8.500% PIK	05/15/2022	350,000	352,625
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	200,000	144,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	02/01/2025	1,225,000	820,750
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	8.750%	10/15/2026	750,000	519,375
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	299,030
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	375,000	408,354
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	971,437
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	650,000	718,250
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	107,750
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	425,000	460,062
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/01/2029	375,000	411,094
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	300,000	310,875
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	05/15/2027	300,000	309,750
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.).	(a)	6.375%	08/01/2023	1,875,000	1,940,625
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,275,000	962,625
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	400,000	268,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	319,719
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	1,550,000	1,453,435
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	1,525,000	1,456,375
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(b)	8.500%, 9.250% PIK	12/01/2022	375,000	330,938

64	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.375%	12/15/2021	$600,000	$603,000
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,300,000	1,360,125
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	675,000	707,062
Sotera Health Holdings LLC (Health Care Equip. & Supplies)	(a)	6.500%	05/15/2023	725,000	734,062
Sotera Health Topco, Inc. (Health Care Equip. & Supplies)	(a)(b)	8.125%, 8.875% PIK	11/01/2021	1,175,000	1,172,062
Surgery Center Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.750%	07/01/2025	625,000	540,625
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	1,725,000	1,319,625
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	282,477
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	175,000	180,031
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	275,000	278,781
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	925,000	928,469
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	125,000	126,563
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	650,000	653,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		7.000%	08/01/2025	125,000	124,531
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	125,000	132,038
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	225,000	238,500
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	1,075,000	994,375

					31,886,967

INDUSTRIALS – 9.5%
Allied Universal Holdco LLC (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	150,000	152,438
Allied Universal Holdco LLC (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	775,000	775,000
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.750%	12/15/2023	50,000	51,813
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	975,000	1,016,437
Amsted Industries, Inc. (Machinery)	(a)	5.625%	07/01/2027	175,000	182,437
Colfax Corp. (Machinery)	(a)	6.000%	02/15/2024	150,000	158,625
Colfax Corp. (Machinery)	(a)	6.375%	02/15/2026	125,000	134,063
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	675,000	681,750
Cornerstone Building Brands, Inc. (Building Products)	(a)	8.000%	04/15/2026	750,000	730,312
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	6.875%	08/15/2026	225,000	238,078
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	975,000	1,034,719
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	8.750%	05/15/2025	750,000	740,625
Hillman Group, Inc. / The (Building Products)	(a)	6.375%	07/15/2022	625,000	554,687
IAA, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	06/15/2027	100,000	104,000
Masonite International Corp. (Building Products)	(a)	5.625%	03/15/2023	175,000	180,250
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	6.125%	12/01/2022	750,000	773,437
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	4.875%	11/01/2025	450,000	473,062
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	125,000	122,813
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	575,000	574,281
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	1,850,000	1,994,263
Resideo Funding, Inc. (Building Products)	(a)	6.125%	11/01/2026	250,000	260,000
Standard Industries, Inc. / NJ (Building Products).	(a)	6.000%	10/15/2025	150,000	159,188
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,325,000	1,364,750
Tervita Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	475,000	483,175
Titan Acquisition Ltd. / Titan Co-Borrower LLC (Machinery)	(a)	7.750%	04/15/2026	525,000	472,500
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	278,266
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	600,000	607,500
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	353,937
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	575,000	601,594
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	860,625
Trident Merger Sub, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	652,750
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	100,000	106,500
United Rentals North America, Inc. (Trading Companies & Distributors)		6.500%	12/15/2026	250,000	270,625
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	350,000	368,375
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	525,000	535,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	102,750
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	350,000	352,625
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	600,000	615,000

					19,118,750

INFORMATION TECHNOLOGY – 5.4%
Anixter, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6.000%	12/01/2025	175,000	189,875
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	850,000	737,375
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	475,000	507,775
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	950,000	1,002,938
First Data Corp. (IT Svs.)	(a)	5.000%	01/15/2024	550,000	563,475
First Data Corp. (IT Svs.)	(a)	5.750%	01/15/2024	1,025,000	1,053,828
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	200,000	206,282
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	150,000	155,250
Infor U.S., Inc. (Software)		6.500%	05/15/2022	1,375,000	1,399,200

65	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INFORMATION TECHNOLOGY (continued)
Informatica LLC (Software)	(a)	7.125%	07/15/2023	$1,100,000	$1,119,437
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	232,031
Nuance Communications, Inc. (Software)		6.000%	07/01/2024	125,000	129,375
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	550,000	573,540
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	450,000	300,375
RP Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	1,075,000	1,120,688
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	325,000	335,156
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	550,000	570,625
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	400,000	391,104
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		4.750%	02/15/2026	300,000	294,315

					10,882,644

MATERIALS – 9.6%
ARD Finance SA (Containers & Packaging)	(b)	7.125%, 7.875% PIK	09/15/2023	1,250,000	1,278,125
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	7.250%	05/15/2024	675,000	711,281
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	200,000	207,000
Berry Global Escrow Corp. (Containers & Packaging)	(a)	4.875%	07/15/2026	475,000	485,094
Berry Global Escrow Corp. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	286,000
Berry Global, Inc. (Containers & Packaging)		5.500%	05/15/2022	850,000	859,562
Berry Global, Inc. (Containers & Packaging)		6.000%	10/15/2022	75,000	76,500
BWAY Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	300,188
BWAY Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	1,750,000	1,686,562
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	650,000	617,500
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	625,000	567,188
Coeur Mining, Inc. (Metals & Mining)		5.875%	06/01/2024	500,000	486,875
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	900,000	858,375
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	450,000	462,375
Element Solutions, Inc. (Chemicals)	(a)	5.875%	12/01/2025	325,000	338,406
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,400,000	1,267,000
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	675,000	622,687
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	750,000	750,000
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	700,000	666,750
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	153,938
Hexion, Inc. (Acquired 01/16/2013 through 01/18/2018, Cost $730,181) (Chemicals)	(c)	6.625%	04/15/2020	800,000	620,000
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	200,000	201,000
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	225,000	231,750
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	425,000	438,813
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	775,000	726,562
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	242,674
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	182,438
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	654,000
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	125,000	126,406
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Containers & Packaging)	(a)	7.000%	07/15/2024	900,000	930,618
Standard Industries Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,200,000	1,215,000
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC (Chemicals)	(a)	8.000%	10/01/2026	750,000	770,625
Teck Resources Ltd. (Metals & Mining)		6.125%	10/01/2035	225,000	256,118

					19,277,410

UTILITIES – 3.6%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	850,000	901,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	105,000
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	675,000	669,937
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	150,000	152,625
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	200,000	181,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	425,000	376,125
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	06/15/2023	375,000	329,063
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.250%	05/15/2026	750,000	825,937
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	01/15/2027	250,000	271,563
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/15/2029	125,000	133,281
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	425,000	427,125
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	601,500
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	4.250%	01/31/2023	75,000	75,094
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	6.625%	06/15/2025	150,000	157,500
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	1,125,000	1,129,219
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	237,656
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.625%	02/15/2027	350,000	370,563
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	387,879

					7,332,567

Total Corporate Bonds (Cost $194,751,121)					$192,271,396

66	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 0.0%		Shares	Value
COMMUNICATION SERVICES – 0.0%
iHeartMedia, Inc. Class A (Media)	(d)	7,387	$111,174

Total Common Stocks (Cost $178,496)			$111,174

Money Market Funds – 3.5%		Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(e)	7,059,835	$7,061,247

Total Money Market Funds (Cost $7,060,790)			$7,061,247

Total Investments – 98.9% (Cost $201,990,407)	(f)		$199,443,817
Other Assets in Excess of Liabilities – 1.1%			2,137,630

Net Assets – 100.0%			$201,581,447

Percentages are stated as a percent of net assets.

Abbreviations:

PIK:	Payment-in-Kind

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2019, the value of these securities totaled $121,977,132, or 60.5% of the Portfolio’s net assets.

(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Represents a security that is in default. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(d)	Non-income producing security.
(e)	Rate represents the seven-day yield at June 30, 2019.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

67

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Unaudited)

Objective/Strategy

The ON ClearBridge Small Cap Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of June 30, 2019

Average Annual returns
One year	3.79%
Five years	9.13%
Ten years	14.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.90% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON ClearBridge Small Cap Portfolio returned 20.65% versus 16.98% for its benchmark, the Russell 2000 Index.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Outperformance was driven by security selection. In particular, selection in the Financials, Health Care and Consumer Discretionary sectors added to relative performance, while stock selection in the Industrials sector detracted. Sector allocation detracted somewhat from relative results, particularly with the Portfolio’s cash position.

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Amarin Corp. PLC – ADR (“Amarin”), a biopharmaceutical company and the Portfolio’s largest holding, rose more than 50% in the first quarter. Amarin released full data from its post-approval drug trial that showed a 25% reduction in major, adverse cardiovascular events, and no adverse side effects, for high-risk patients already on statin therapy. This result is similar to the effectiveness of statins, which 40 million Americans take, giving Amarin’s drug blockbuster prospects. (1)

Aaron’s, Inc., a retailer in the Consumer Discretionary sector, is a lease-to-own retailer that was the second largest relative contributor. Aaron’s Inc. reported strong revenue growth, driven primarily by its progressive segment in the first quarter, and kept up the momentum with a strong earnings beat in the second quarter. (1)

Rapid7, Inc. (“Rapid7”), the third relative contributor, bounced back in the first quarter, after a small slump to close out 2018, and has been on a steady course since. Rapid7’s fundamental results were very strong in 2018. The company reported a stellar final quarter and outlook for 2019 that drove Wall Street estimates higher. (1)

Dynavax Technologies Corp. was the top relative detractor, and has been achieving underwhelming results with its hepatitis B vaccine, Heplisav-B. That vaccine had been championed as a successor to GlaxoSmithKline PLC’s aging hepatitis B vaccine, Engerix-B, thanks to its pronounced dosing and potency advantages over the current market share leader. (1)

Hudson Ltd. Class A, a retailer in the Consumer Discretionary sector and the Portfolio’s second largest detractor, slumped almost 20% in the first quarter for two main reasons. First, its CEO abruptly resigned on January 9 without explanation or transition time. Second, its guidance for revenue growth in 2019 was weaker than expected, thanks largely to slowing Chinese duty-free spending in the U.S. This slowing growth outlook came after reports in December that Amazon.com, Inc. may want to open Amazon Go stores in airports, so investors may have sensed greater headwinds. These factors continued to weigh on the stock, although we do not think Amazon.com, Inc. is a threat — airport concessions are not granted on a store-by-store basis generally — and think that Hudson remains well positioned in its core airport retail business. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

68	(continued)

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	98.5
Money Market Funds and Other Net Assets	1.5

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Amarin Corp. PLC – ADR	4.1
2.	Black Hills Corp.	2.1
3.	Aaron’s, Inc.	1.9
4.	Cadence Bancorp	1.9
5.	Quotient Ltd.	1.7
6.	Advanced Energy Industries, Inc.	1.7
7.	Murphy U.S.A., Inc.	1.7
8.	SkyWest, Inc.	1.6
9.	WNS Holdings Ltd. – ADR	1.6
10.	Service Corp. International	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	19.9
Industrials	14.6
Information Technology	13.1
Consumer Discretionary	12.7
Health Care	12.5
Real Estate	6.6
Materials	4.8
Utilities	4.1
Communication Services	3.7
Energy	3.4
Consumer Staples	3.1

98.5

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 98.5%			Shares	Value

COMMUNICATION SERVICES – 3.7%
Gray Television, Inc. (Media)	(a	)	111,910	$1,834,205
ORBCOMM, Inc. (Diversified Telecom. Svs.)	(a	)	171,720	1,244,970
QuinStreet, Inc. (Interactive Media & Svs.)	(a	)	96,500	1,529,525

				4,608,700

CONSUMER DISCRETIONARY – 12.7%
Aaron’s, Inc. (Specialty Retail)			38,710	2,377,181
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	57,760	1,323,860
Cooper-Standard Holdings, Inc. (Auto Components)	(a	)	26,210	1,200,942
Hudson Ltd. Class A (Specialty Retail)	(a	)	107,123	1,477,226
Lithia Motors, Inc. Class A (Specialty Retail)			16,260	1,931,363
Monro, Inc. (Specialty Retail)			17,007	1,450,697
Murphy U.S.A., Inc. (Specialty Retail)	(a	)	24,670	2,073,020
OneSpaWorld Holdings Ltd. (Diversified Consumer Svs.)	(a	)	60,330	935,115
Service Corp. International (Diversified Consumer Svs.)			41,600	1,946,048
Twin River Worldwide Holdings, Inc. (Hotels,
Restaurants & Leisure)	(a	)	32,500	966,875

				15,682,327

CONSUMER STAPLES – 3.1%
Inter Parfums, Inc. (Personal Products)			13,220	878,998
Sanderson Farms, Inc. (Food Products)			10,110	1,380,621
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a	)	85,500	1,615,095

				3,874,714

ENERGY – 3.4%
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a	)	108,480	1,086,969
Liberty Oilfield Services, Inc. Class A (Energy
Equip. & Svs.)			97,170	1,572,210
Smart Sand, Inc. (Energy Equip. & Svs.)	(a	)	265,990	649,016
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)			73,730	943,007

				4,251,202

FINANCIALS – 19.9%
Assured Guaranty Ltd. (Insurance)			35,060	1,475,325
Bank OZK (Banks)			43,130	1,297,782
Cadence Bancorp (Banks)			111,440	2,317,952
Encore Capital Group, Inc. (Consumer Finance)	(a	)	44,990	1,523,811
Essent Group Ltd. (Thrifts & Mortgage Finance)	(a	)	24,160	1,135,278
First Interstate BancSystem, Inc. Class A (Banks)			44,890	1,778,093
Great Western Bancorp, Inc. (Banks)			50,270	1,795,644
Kinsale Capital Group, Inc. (Insurance)			11,900	1,088,612
Main Street Capital Corp. (Capital Markets)			23,212	954,478
OneMain Holdings, Inc. (Consumer Finance)			45,620	1,542,412
Origin Bancorp, Inc. (Banks)			7,412	244,596
Palomar Holdings, Inc. (Insurance)	(a	)	28,560	686,582
PennantPark Investment Corp. (Capital Markets)			183,774	1,161,452
ProAssurance Corp. (Insurance)			39,240	1,416,956
Radian Group, Inc. (Thrifts & Mortgage Finance)			35,270	805,920
TriState Capital Holdings, Inc. (Banks)	(a	)	67,438	1,439,127
Washington Federal, Inc. (Thrifts & Mortgage Finance)			45,040	1,573,247
WesBanco, Inc. (Banks)			29,310	1,129,901
Wintrust Financial Corp. (Banks)			16,700	1,221,772

				24,588,940

HEALTH CARE – 12.5%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a	)	44,810	1,566,110
Akebia Therapeutics, Inc. (Biotechnology)	(a	)	123,880	599,579
Amarin Corp. PLC – ADR (Biotechnology)	(a	)	259,510	5,031,899
Dynavax Technologies Corp. (Biotechnology)	(a	)	114,400	456,456
Encompass Health Corp. (Health Care Providers & Svs.)			25,330	1,604,909

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	24,920	$1,629,768
Lexicon Pharmaceuticals, Inc. (Biotechnology)	(a	)	128,190	806,315
Quotient Ltd. (Health Care Equip. & Supplies)	(a	)	227,460	2,126,751
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	31,390	1,603,715

				15,425,502

INDUSTRIALS – 14.6%
Continental Building Products, Inc. (Building Products)	(a	)	47,080	1,250,916
Dycom Industries, Inc. (Construction & Engineering)	(a	)	17,440	1,026,693
EnPro Industries, Inc. (Machinery)			22,760	1,452,998
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a	)	75,220	1,337,412
GATX Corp. (Trading Companies & Distributors)			18,240	1,446,249
ICF International, Inc. (Professional Svs.)			18,696	1,361,069
Landstar System, Inc. (Road & Rail)			13,451	1,452,573
Marten Transport Ltd. (Road & Rail)			67,796	1,230,497
MRC Global, Inc. (Trading Companies & Distributors)	(a	)	91,850	1,572,472
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)			41,470	1,514,484
SkyWest, Inc. (Airlines)			33,500	2,032,445
Textainer Group Holdings Ltd. (Trading Companies & Distributors)	(a	)	81,070	817,186
Triton International Ltd. (Trading Companies & Distributors)			49,080	1,607,861

				18,102,855

INFORMATION TECHNOLOGY – 13.1%
2U, Inc. (Software)	(a	)	31,167	1,173,126
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a	)	37,470	2,108,437
CommVault Systems, Inc. (Software)	(a	)	5,560	275,887
EVERTEC, Inc. (IT Svs.)			40,550	1,325,985
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	30,900	1,933,413
nLight, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	71,145	1,365,984
Q2 Holdings, Inc. (Software)	(a	)	13,810	1,054,532
Rapid7, Inc. (Software)	(a	)	22,130	1,279,999
RingCentral, Inc. Class A (Software)	(a	)	7,840	900,973
Semtech Corp. (Semiconductors & Equip.)	(a	)	19,670	945,143
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a	)	117,180	1,847,929
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	33,430	1,979,056

				16,190,464

MATERIALS – 4.8%
Commercial Metals Co. (Metals & Mining)			79,720	1,423,002
Silgan Holdings, Inc. (Containers & Packaging).			52,330	1,601,298
U.S. Concrete, Inc. (Construction Materials)	(a	)	26,550	1,319,270
Venator Materials PLC (Chemicals)	(a	)	294,590	1,558,381

				5,901,951

REAL ESTATE –6.6%
Brandywine Realty Trust (Equity REIT)			84,760	1,213,763
Lexington Realty Trust (Equity REIT)			184,060	1,732,005
Outfront Media, Inc. (Equity REIT)			42,450	1,094,785
PotlatchDeltic Corp. (Equity REIT)			34,150	1,331,167
STORE Capital Corp. (Equity REIT)			27,840	924,010
Summit Hotel Properties, Inc. (Equity REIT)			162,720	1,866,398

				8,162,128

UTILITIES – 4.1%
Black Hills Corp. (Multi-Utilities)			33,540	2,621,822
NextEra Energy Partners LP (Ind. Power &
Renewable Elec.)			27,591	1,331,266
PNM Resources, Inc. (Electric Utilities)			20,940	1,066,055

				5,019,143

Total Common Stocks (Cost $111,206,421)				$121,807,926

70	(continued)

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Money Market Funds – 1.1%			Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b	)	1,296,249	$1,296,508

Total Money Market Funds (Cost $1,296,508)				$1,296,508

Total Investments – 99.6% (Cost $112,502,929)	(c	)		$123,104,434
Other Assets in Excess of Liabilities – 0.4%				504,762

Net Assets – 100.0%				$123,609,196

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

71

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

Performance as of June 30, 2019

Average Annual returns
One year	9.67%
Five years	15.57%
Ten years	18.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.41% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Nasdaq-100® Index Portfolio returned 21.63% versus 21.85% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. (1)

Information Technology, which is the largest sector in the index, contributed the most for the period. Communication Services and Consumer Discretionary also contributed to the return. Financials and Utilities were laggards for the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Microsoft Corp., Apple, Inc., and Amazon.com, Inc. The largest detractors from the Portfolio and benchmark returns for the period were Tesla, Inc., The Kraft Heinz Co., and Biogen, Inc. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses Nasdaq-100® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. The portfolio management team, consisting of Portfolio Managers and Associate Portfolio Managers, added one new member over the period, while four members of the team departed for varying reasons. The team is currently staffed at seven. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

72	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	99.5
U.S. Treasury Obligations	0.1
Money Market Funds and Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	11.2
2.	Amazon.com, Inc.	10.2
3.	Apple, Inc.	9.9
4.	Facebook, Inc. Class A	5.1
5.	Alphabet, Inc. Class C	4.1
6.	Alphabet, Inc. Class A	3.6
7.	Cisco Systems, Inc.	2.8
8.	Intel Corp.	2.6
9.	Comcast Corp. Class A	2.3
10.	PepsiCo, Inc.	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	44.3
Communication Services	21.3
Consumer Discretionary	16.9
Health Care	7.9
Consumer Staples	6.0
Industrials	2.4
Utilities	0.4
Financials	0.3

99.5

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 99.5%		Shares	Value

COMMUNICATION SERVICES – 21.3%
Activision Blizzard, Inc. (Entertainment)		31,284	$1,476,605
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	11,327	12,264,875
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	12,914	13,958,872
Baidu, Inc. –ADR (Interactive Media & Svs.)	(a)	11,381	1,335,674
Charter Communications, Inc. Class A (Media)	(a)	9,124	3,605,622
Comcast Corp. Class A (Media)		184,982	7,821,039
Electronic Arts, Inc. (Entertainment)	(a)	12,140	1,229,296
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	89,250	17,225,250
Fox Corp. Class A (Media)		14,092	516,331
Fox Corp. Class B (Media)		10,721	391,638
Liberty Global PLC Class A (Media)	(a)	8,382	226,230
Liberty Global PLC Class C (Media)	(a)	21,275	564,426
NetEase, Inc. – ADR (Entertainment)		2,980	762,195
Netflix, Inc. (Entertainment)	(a)	17,856	6,558,866
Sirius XM Holdings, Inc. (Media)		188,166	1,049,966
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,596	521,784
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	34,891	2,586,819

			72,095,488

CONSUMER DISCRETIONARY – 16.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	18,121	34,314,469
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,768	3,314,487
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	19,889	734,103
Dollar Tree, Inc. (Multiline Retail)	(a)	9,703	1,042,005
eBay, Inc. (Internet & Direct Marketing Retail)		35,594	1,405,963
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5,555	738,982
Hasbro, Inc. (Leisure Products)		5,140	543,195
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	37,787	1,144,568
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	5,019	904,474
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		13,600	1,907,944
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	2,014	1,232,105
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,197	1,180,716
Ross Stores, Inc. (Specialty Retail)		15,007	1,487,494
Starbucks Corp. (Hotels, Restaurants & Leisure)		49,466	4,146,735
Tesla, Inc. (Automobiles)	(a)	7,240	1,617,850
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,387	828,027
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		4,397	545,184

			57,088,301

CONSUMER STAPLES – 6.0%
Costco Wholesale Corp. (Food & Staples Retailing)		17,965	4,747,431
Kraft Heinz Co. / The (Food Products)		49,803	1,545,885
Mondelez International, Inc. Class A (Food Products)		58,829	3,170,883
Monster Beverage Corp. (Beverages)	(a)	22,200	1,417,026
PepsiCo, Inc. (Beverages)		57,252	7,507,455
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		37,341	2,041,433

			20,430,113

FINANCIALS – 0.3%
Willis Towers Watson PLC (Insurance)		5,278	1,010,948

HEALTH CARE – 7.9%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	9,158	1,199,515

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,267	$894,178
Amgen, Inc. (Biotechnology)		24,910	4,590,415
Biogen, Inc. (Biotechnology)	(a)	7,919	1,852,017
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	7,313	626,358
Celgene Corp. (Biotechnology)	(a)	28,803	2,662,549
Cerner Corp. (Health Care Technology)		13,290	974,157
Gilead Sciences, Inc. (Biotechnology)		51,931	3,508,458
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	6,088	425,551
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,513	967,234
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	6,004	2,210,373
Incyte Corp. (Biotechnology)	(a)	8,758	744,080
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,715	2,473,253
Mylan N.V. (Pharmaceuticals)	(a)	21,052	400,830
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	4,400	1,377,200
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	10,460	1,918,155

			26,824,323

INDUSTRIALS – 2.4%
American Airlines Group, Inc. (Airlines)		18,167	592,426
Cintas Corp. (Commercial Svs. & Supplies)		4,271	1,013,466
CSX Corp. (Road & Rail)		33,047	2,556,846
Fastenal Co. (Trading Companies & Distributors)		23,387	762,182
J.B. Hunt Transport Services, Inc. (Road & Rail)		4,441	405,952
PACCAR, Inc. (Machinery)		14,149	1,013,917
United Continental Holdings, Inc. (Airlines)	(a)	10,746	940,812
Verisk Analytics, Inc. (Professional Svs.)		6,684	978,939

			8,264,540

INFORMATION TECHNOLOGY – 44.3%
Adobe, Inc. (Software)	(a)	19,928	5,871,785
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	44,174	1,341,564
Analog Devices, Inc. (Semiconductors & Equip.)		15,101	1,704,450
Apple, Inc. (Tech. Hardware, Storage & Periph.)		169,327	33,513,200
Applied Materials, Inc. (Semiconductors & Equip.)		38,231	1,716,954
ASML Holding N.V. (Semiconductors & Equip.)		2,989	621,503
Autodesk, Inc. (Software)	(a)	8,992	1,464,797
Automatic Data Processing, Inc. (IT Svs.)		17,775	2,938,741
Broadcom, Inc. (Semiconductors & Equip.)		16,167	4,653,833
Cadence Design Systems, Inc. (Software)	(a)	11,478	812,757
Check Point Software Technologies Ltd. (Software)	(a)	6,218	718,863
Cisco Systems, Inc. (Communications Equip.)		174,829	9,568,391
Citrix Systems, Inc. (Software)		5,377	527,699
Cognizant Technology Solutions Corp. Class A (IT Svs.)		23,250	1,473,818
Fiserv, Inc. (IT Svs.)	(a)	16,028	1,461,113
Intel Corp. (Semiconductors & Equip.)		182,845	8,752,790
Intuit, Inc. (Software)		10,588	2,766,962
KLA-Tencor Corp. (Semiconductors & Equip.)		6,601	780,238
Lam Research Corp. (Semiconductors & Equip.)		6,123	1,150,144
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		11,126	665,557
Microchip Technology, Inc. (Semiconductors & Equip.)		9,717	842,464
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	45,198	1,744,191

74	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)		281,996	$37,776,185
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		10,087	622,368
NVIDIA Corp. (Semiconductors & Equip.)		24,872	4,084,729
NXP Semiconductors N.V. (Semiconductors & Equip.)		13,425	1,310,414
Paychex, Inc. (IT Svs.)		14,678	1,207,853
PayPal Holdings, Inc. (IT Svs.)	(a)	47,985	5,492,363
QUALCOMM, Inc. (Semiconductors & Equip.).		49,650	3,776,876
Skyworks Solutions, Inc. (Semiconductors & Equip.)		7,053	544,985
Symantec Corp. (Software)		25,248	549,396
Synopsys, Inc. (Software)	(a)	6,122	787,840
Texas Instruments, Inc. (Semiconductors & Equip.)		38,317	4,397,259
VeriSign, Inc. (IT Svs.)	(a)	4,868	1,018,191
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		11,966	568,983
Workday, Inc. Class A (Software)	(a)	6,616	1,360,117
Xilinx, Inc. (Semiconductors & Equip.)		10,370	1,222,830

			149,812,203

UTILITIES – 0.4%
Xcel Energy, Inc. (Electric Utilities)		21,020	1,250,480

Total Common Stocks (Cost $263,254,020)			$336,776,396

U.S. Treasury Obligations – 0.1%	Rate	Maturity	Face Amount		Value

U.S. Treasury Bill	0.000%	09/12/2019		$200,000	$199,162

Total U.S. Treasury Obligations (Cost $199,013)					$199,162

Money Market Funds – 0.2%				Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%			(b)	640,942	$641,070

Total Money Market Funds (Cost $641,049)					$641,070

Total Investments – 99.8% (Cost $264,094,082)			(c)		$337,616,628
Other Assets in Excess of Liabilities – 0.2%			(d)		748,574

Net Assets – 100.0%					$338,365,202

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $60,800 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	8	September 20, 2019	$1,213,284	$1,231,000	$17,716	$(2,306)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Core Portfolio (formerly the ON Bristol Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2019

Average Annual returns
One year	0.36%
Five years	9.38%
Ten years	12.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.71% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON BlackRock Advantage Large Cap Core Portfolio returned 22.99% versus 18.54% for its benchmark, the S&P 500 Index.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Bristol Portfolio to ON BlackRock Advantage Large Cap Core Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio was known as the ON Bristol Portfolio, and was sub-advised by Suffolk. During the first one-month period, the Portfolio returned 13.51% versus 8.01% for the S&P 500 Index.

For the period from February 1, 2019 to June 30, 2019 (the “latter five-month period”), the Portfolio was sub-advised by BlackRock. During this period, the Portfolio returned 8.35% versus 9.74% for the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark relative performance.

A. BlackRock: For the latter five-month period, two select months were the primary drivers of relative returns. The Portfolio outperformed its benchmark significantly in May, as the market declined, due to increased trade tensions and slowing global growth. One of the core drivers of the outperformance was a sentiment-based insight that evaluates the sentiment of informed bond investors. The signal provides an alternative lens into company quality and often exhibits defensive properties, which was particularly beneficial in May, as investors sought these characteristics. Several fundamental signals, particularly alternative quality measures, bolstered relative returns, as investors searched for sustainable businesses that had the potential for growth amidst ongoing economic uncertainty.

In contrast, the Portfolio struggled in June, amidst a strong market rally driven largely by geopolitical developments and central bank policy. The market rally was sparked by a sharp reversal, as a constructive meeting between the U.S. and China at the G20 Osaka Summit led to a decrease in trade tensions, while the Federal Reserve’s dovish rhetoric increased expectations of more supportive central bank policy. The erratic nature of global trade discussions, combined with the divergence of central bank policy globally, led to an environment in which the Portfolio’s macro thematic signals struggled over the course of the month. Additionally, certain insights that exhibit more defensive properties hindered performance, as the market experienced a sharp rally following the reversal at the beginning of the month.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk: For the first one-month period, both sector allocation and stock selection contributed to relative outperformance. Stock selection in Health Care and Consumer Discretionary contributed to relative outperformance, while stock selection in Communication Services detracted from relative performance.

A. BlackRock: The portfolio management team targets a generally sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, a modest underweight to the Energy sector contributed slightly to performance during the latter five-month period, as the sector underperformed the broader market. On the other hand, a modest underweight to Communication Services companies detracted slightly. As expected though, the majority of relative performance was driven by security selection decisions. Stock selection was particularly positive in the Health Care sector, especially among pharmaceuticals companies, as well as health care providers and services companies. Selection was also positive in the Consumer Staples sector, particularly among food and staples retailers, and in the Utilities sector. In contrast, selection within the Energy sector, in both the oil, gas and consumable fuels industry and the energy equipment and services industry, was a notable detractor from relative performance. Stock selection in the Information Technology sector, especially among software companies, and in the Communication Services sector hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk: Top contributors for the first one-month period included Sage Therapeutics, Inc., as it announced positive results for a Phase 3 trial in postpartum depression. Celgene Corp. contributed, as it was acquired by Bristol-Myers Squibb Co. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, which is favorable compared to concerns of inventory buildup over the past several months. Additionally, the company announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity.

76	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)

Alphabet, Inc. Class C detracted most from relative performance for the first one-month period, as there were concerns Google would lose its share in online advertising to Amazon.com, Inc. (“Amazon”) and might withdraw its news service in Europe should a “snippet” tax be implemented. An underweight to Apple, Inc., due to expected phone pricing cuts, was another relative detractor. A third relative detractor was Amazon, as the Portfolio was underweight due to concerns of weaker U.S. e-commerce share gain and belief that increased regulation of e-commerce in India would impact growth.

A. BlackRock: From a security standpoint, the top individual contributor for the latter five-month period was the Portfolio’s overweight in Target Corp. (“Target”). Target’s stock outperformed the broader market following a very strong first-quarter earnings report that included better than expected results for both revenue and earnings, as well as healthy same-store sales growth. More convenient e-commerce options, as well as improvements in same-day fulfillment services, supported by its Shipt business, drove digital sales growth and sparked investor confidence in the retailer’s ability to compete with other retail giants. The Portfolio’s underweight position in 3M Co. was also positive, especially in April, as the share price tumbled. During this time, the company’s management slashed its profit outlook and announced that operating income decreased across all five of its major business units. High raw material prices, weak electronics and automotive markets, and headwinds from China caused the company to miss on earnings and forced it to cut 2,000 jobs. The next largest contribution came from the Portfolio’s overweight in PepsiCo, Inc. The stock surged on news of the company’s first quarter earnings and revenue beats, along with the fact that the company experienced 5.2% organic revenue growth. Investors gained confidence, as the company has been increasingly diversifying its revenue drivers, including significant growth of its snack business, increased popularity of Bubly (its sparkling water) and healthy revenue growth internationally. (1)

In contrast, the top individual detractor was the Portfolio’s overweight position in The Charles Schwab Corp. The company struggled amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. The Portfolio’s overweight to Halliburton Co. was also a top detractor from performance, as there was significant downward pricing pressure on oilfield servicing and fracking throughout the latter five-month period, due to depressed oil prices and exploration and production activity. This pricing pressure and reduced activity caused company share prices to slump, despite some encouraging data points emerging from the company’s first quarter earnings. Lastly, the Portfolio’s underweight in Microsoft Corp. was a drag on relative performance, as those shares outperformed the broader market. The Company’s rapidly growing cloud computing business, Azure, was the primary driver of returns, as cloud-service revenue grew 73% year-over-year in the first quarter. This growth significantly topped analyst expectations, and resulted in actual company revenues and earnings in excess of estimates, with revenues growing 14% year-over-year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in order to equitize cash and prevent a cash drag on performance during the latter five-month period. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

77	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	98.5
Money Market Funds and Other Net Assets	1.5

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	3.7
2.	Microsoft Corp.	3.1
3.	JPMorgan Chase & Co.	2.6
4.	Apple, Inc.	2.5
5.	Johnson & Johnson	2.5
6.	Facebook, Inc. Class A	2.4
7.	Berkshire Hathaway, Inc. Class B	2.3
8.	Merck & Co., Inc.	1.9
9.	Verizon Communications, Inc.	1.9
10.	Medtronic PLC	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	21.2
Health Care	14.1
Financials	13.4
Industrials	9.8
Consumer Discretionary	9.6
Communication Services	9.5
Consumer Staples	6.7
Energy	4.4
Utilities	3.8
Real Estate	3.3
Materials	2.7

98.5

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 98.5%		Shares	Value

COMMUNICATION SERVICES – 9.5%
Activision Blizzard, Inc. (Entertainment)		1,505	$71,036
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	497	538,152
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,243	1,343,571
CBS Corp. Class B (Media)		848	42,315
Comcast Corp. Class A (Media)		28,358	1,198,976
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	12,597	2,431,221
Fox Corp. Class A (Media)		1,879	68,847
Fox Corp. Class B (Media)		2,924	106,814
Interpublic Group of Cos., Inc. /The (Media)		49,834	1,125,750
Netflix, Inc. (Entertainment)	(a)	978	359,239
Omnicom Group, Inc. (Media)		114	9,342
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	2,685	73,086
Sinclair Broadcast Group, Inc. Class A (Media)		1,423	76,315
Take-Two Interactive Software, Inc. (Entertainment)	(a)	101	11,467
Verizon Communications, Inc. (Diversified Telecom. Svs.)		33,154	1,894,088
Viacom, Inc. Class B (Entertainment)		7,113	212,465

			9,562,684

CONSUMER DISCRETIONARY – 9.6%
Advance Auto Parts, Inc. (Specialty Retail)		1,582	243,849
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	2,811	476,324
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,931	3,656,599
AutoZone, Inc. (Specialty Retail)	(a)	252	277,066
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	37	27,117
Dana, Inc. (Auto Components)		665	13,260
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		9,195	1,119,307
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		622	173,090
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		30,840	520,888
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	1,438	62,625
Home Depot, Inc. / The (Specialty Retail)		372	77,365
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		10,363	612,350
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	.(a)	1,851	333,569
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2,578	535,347
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		7,463	626,519
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	305	112,643
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		1,862	225,693
Target Corp. (Multiline Retail)		4,712	408,106
TJX Cos., Inc. /The (Specialty Retail)		375	19,830
Ulta Beauty, Inc. (Specialty Retail)	(a)	175	60,706

			9,582,253

CONSUMER STAPLES – 6.7%
Archer-Daniels-Midland Co. (Food Products)		9,510	388,008
Church & Dwight Co., Inc. (Household Products)		5,951	434,780
Colgate-Palmolive Co. (Household Products)		2,138	153,230
Costco Wholesale Corp. (Food & Staples Retailing)		1,316	347,766
Estee Lauder Cos., Inc. / The Class A (Personal Products)		1,154	211,309
General Mills, Inc. (Food Products)		17,206	903,659
Hershey Co. / The (Food Products)		3,962	531,027

Common Stocks (Continued)		Shares	Value

CONSUMER STAPLES (continued)
J.M. Smucker Co. / The (Food Products)		1,482	$170,712
McCormick & Co., Inc. (Food Products)		491	76,110
Monster Beverage Corp. (Beverages)	(a)	3,048	194,554
PepsiCo, Inc. (Beverages)		8,686	1,138,995
Performance Food Group Co. (Food & Staples Retailing)	(a)	5,189	207,716
Philip Morris International, Inc. (Tobacco)		6,056	475,578
Procter & Gamble Co. / The (Household Products)		6,950	762,067
Walmart, Inc. (Food & Staples Retailing)		6,559	724,704

			6,720,215

ENERGY – 4.4%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		15,702	179,945
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		2,601	59,719
Chevron Corp. (Oil, Gas & Consumable Fuels)		9,344	1,162,767
ConocoPhillips (Oil, Gas & Consumable Fuels)		22,970	1,401,170
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		4,234	394,440
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3,608	276,481
Halliburton Co. (Energy Equip. & Svs.)		20,261	460,735
Phillips 66 (Oil, Gas & Consumable Fuels)		2,032	190,073
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		2,585	221,302
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3,517	98,617

			4,445,249

FINANCIALS – 13.4%
Allstate Corp. / The (Insurance)		5,577	567,125
American Express Co. (Consumer Finance)		10,171	1,255,508
Arthur J. Gallagher & Co. (Insurance)		2,942	257,690
Bank of America Corp. (Banks)		16,643	482,647
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	10,644	2,268,982
Charles Schwab Corp. / The (Capital Markets)		32,338	1,299,664
Cincinnati Financial Corp. (Insurance)		1,350	139,955
Citizens Financial Group, Inc. (Banks)		25,692	908,469
Discover Financial Services (Consumer Finance)		2,996	232,460
First American Financial Corp. (Insurance)		4,381	235,260
First Republic Bank (Banks)		2,348	229,282
Franklin Resources, Inc. (Capital Markets)		473	16,460
JPMorgan Chase & Co. (Banks)		23,015	2,573,077
Loews Corp. (Insurance)		4,573	250,006
MetLife, Inc. (Insurance)		3,667	182,140
Morgan Stanley (Capital Markets)		7,125	312,146
Prudential Financial, Inc. (Insurance)		12,633	1,275,933
TD Ameritrade Holding Corp. (Capital Markets).		5,274	263,278
Travelers Cos., Inc. / The (Insurance)		466	69,676
Wells Fargo & Co. (Banks)		12,520	592,446
Western Alliance Bancorp (Banks)	(a)	735	32,869

			13,445,073

HEALTH CARE – 14.1%
AbbVie, Inc. (Biotechnology)		12,468	906,673
AmerisourceBergen Corp. (Health Care Providers & Svs.)		2,393	204,027
Amgen, Inc. (Biotechnology)		5,944	1,095,360
Anthem, Inc. (Health Care Providers & Svs.)		1,269	358,124
Bristol-Myers Squibb Co. (Pharmaceuticals)		13,312	603,699
Celgene Corp. (Biotechnology)	(a)	2,877	265,950
Cigna Corp. (Health Care Providers & Svs.)		422	66,486
CVS Health Corp. (Health Care Providers & Svs.)		4,906	267,328
Danaher Corp. (Health Care Equip. & Supplies)		998	142,634
Genomic Health, Inc. (Biotechnology)	(a)	46	2,676

79	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Gilead Sciences, Inc. (Biotechnology)		20,617	$1,392,885
Johnson & Johnson (Pharmaceuticals)		18,245	2,541,164
McKesson Corp. (Health Care Providers & Svs.)		657	88,294
Medtronic PLC (Health Care Equip. & Supplies)		16,351	1,592,424
Merck & Co., Inc. (Pharmaceuticals)		23,101	1,937,019
Pfizer, Inc. (Pharmaceuticals)		419	18,151
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	752	235,376
Stryker Corp. (Health Care Equip. & Supplies)		3,136	644,699
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5,294	1,291,789
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	2,599	421,324
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	501	91,873

			14,167,955

INDUSTRIALS – 9.8%
ADT, Inc. (Commercial Svs. & Supplies)		3,177	19,443
Allegion PLC (Building Products)		5,755	636,215
CoStar Group, Inc. (Professional Svs.)	(a)	422	233,813
Crane Co. (Machinery)		12,858	1,072,872
Cummins, Inc. (Machinery)		54	9,252
Curtiss-Wright Corp. (Aerospace & Defense)		867	110,222
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,063	73,783
Honeywell International, Inc. (Industrial Conglomerates)		5,822	1,016,463
Hubbell, Inc. (Electrical Equip.)		1,415	184,516
IDEX Corp. (Machinery)		150	25,821
Insperity, Inc. (Professional Svs.)		6,909	843,865
L3Harris Technologies, Inc. (Aerospace & Defense)		3,428	648,338
Landstar System, Inc. (Road & Rail)		582	62,850
Lockheed Martin Corp. (Aerospace & Defense)		3,248	1,180,778
Lyft, Inc. Class A (Road & Rail)	(a)	2,923	192,070
Oshkosh Corp. (Machinery)		2,074	173,158
PACCAR, Inc. (Machinery)		16,690	1,196,006
Raytheon Co. (Aerospace & Defense)		1,175	204,309
Rockwell Automation, Inc. (Electrical Equip.)		5,271	863,548
Roper Technologies, Inc. (Industrial Conglomerates)		80	29,301
Ryder System, Inc. (Road & Rail)		493	28,742
Snap-on, Inc. (Machinery)		3,144	520,772
TriNet Group, Inc. (Professional Svs.)	(a)	1,066	72,275
Uber Technologies, Inc. (Road & Rail)	(a)	5,123	237,605
Waste Connections, Inc. (Commercial Svs. & Supplies)		726	69,391
Waste Management, Inc. (Commercial Svs. & Supplies)		643	74,183

			9,779,591

INFORMATION TECHNOLOGY – 21.2%
Adobe, Inc. (Software)	(a)	4,414	1,300,585
Amdocs Ltd. (IT Svs.)		1,286	79,848
Analog Devices, Inc. (Semiconductors & Equip.)		932	105,195
Apple, Inc. (Tech. Hardware, Storage & Periph.)		12,856	2,544,459
Automatic Data Processing, Inc. (IT Svs.)		7,138	1,180,126
Broadcom, Inc. (Semiconductors & Equip.)		1,144	329,312
CDW Corp. (Electronic Equip., Instr. & Comp.)		2,560	284,160
Ciena Corp. (Communications Equip.)	(a)	1,824	75,021
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	2,441	106,672
Cisco Systems, Inc. (Communications Equip.)		27,002	1,477,819
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	5,769	293,065
Fidelity National Information Services, Inc. (IT Svs.)		7,047	864,526
GoDaddy, Inc. Class A (IT Svs.)	(a)	8,871	622,301

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
HP, Inc. (Tech. Hardware, Storage & Periph.)		21,425	$445,426
Intel Corp. (Semiconductors & Equip.)		15,168	726,092
International Business Machines Corp. (IT Svs.)		2,780	383,362
Intuit, Inc. (Software)		2,009	525,012
Mastercard, Inc. Class A (IT Svs.)		396	104,754
Microsoft Corp. (Software)		22,962	3,075,989
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		13,195	554,058
NVIDIA Corp. (Semiconductors & Equip.)		396	65,035
Oracle Corp. (Software)		3,975	226,456
Paychex, Inc. (IT Svs.)		13,645	1,122,847
QUALCOMM, Inc. (Semiconductors & Equip.)		179	13,617
salesforce.com, Inc. (Software)	(a)	10,129	1,536,873
ServiceNow, Inc. (Software)	(a)	2,116	580,990
Square, Inc. Class A (IT Svs.)	(a)	1,144	82,974
Texas Instruments, Inc. (Semiconductors & Equip.)		4,723	542,011
VeriSign, Inc. (IT Svs.)	(a)	239	49,989
Visa, Inc. (IT Svs.)		8,472	1,470,316
Workday, Inc. Class A (Software)	(a)	244	50,162
Xilinx, Inc. (Semiconductors & Equip.)		3,534	416,729

			21,235,781

MATERIALS – 2.7%
Air Products & Chemicals, Inc. (Chemicals)		3,404	770,564
Dow, Inc. (Chemicals)		9,889	487,627
Ecolab, Inc. (Chemicals)		928	183,224
LyondellBasell Industries N.V. Class A (Chemicals)		4,111	354,080
Westrock Co. (Containers & Packaging)		25,106	915,616

			2,711,111

REAL ESTATE – 3.3%
Equity LifeStyle Properties, Inc. (Equity REIT)		6,375	773,542
Park Hotels & Resorts, Inc. (Equity REIT)		17,892	493,104
Prologis, Inc. (Equity REIT)		11,729	939,493
Ryman Hospitality Properties, Inc. (Equity REIT)		1,538	124,716
Simon Property Group, Inc. (Equity REIT)		6,430	1,027,257

			3,358,112

UTILITIES – 3.8%
Alliant Energy Corp. (Electric Utilities)		671	32,933
American Water Works Co., Inc. (Water Utilities)		9,992	1,159,072
Avista Corp. (Multi-Utilities)		2,725	121,535
Black Hills Corp. (Multi-Utilities)		3,501	273,673
Consolidated Edison, Inc. (Multi-Utilities)		4,071	356,945
DTE Energy Co. (Multi-Utilities)		7,069	903,984
Evergy, Inc. (Electric Utilities)		7,665	461,050
IDACORP, Inc. (Electric Utilities)		1,096	110,071
Southwest Gas Holdings, Inc. (Gas Utilities)		861	77,163
Xcel Energy, Inc. (Electric Utilities)		4,485	266,812

			3,763,238

Total Common Stocks (Cost $93,419,960)			$98,771,262

Money Market Funds – 1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b)	1,406,065	$1,406,346
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.310%	(b)	6,500	6,500

Total Money Market Funds (Cost $1,412,745)			$1,412,846

Total Investments – 99.9% (Cost $94,832,705)	(c)		$100,184,108
Other Assets in Excess of Liabilities – 0.1%	(d)		68,685

Net Assets – 100.0%			$100,252,793

80	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $63,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	10	September 20, 2019	$1,452,224	$1,472,100	$19,876	$6,650

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Small Cap Growth Portfolio (formerly the ON Bryton Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Index for the previous 12 months.

Performance as of June 30, 2019

Average Annual returns
One year	1.15%
Five years	7.30%
Ten years	12.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON BlackRock Advantage Small Cap Growth Portfolio returned 22.95% versus 20.36% for its benchmark, the Russell 2000 Growth Index.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Bryton Growth Portfolio to ON BlackRock Advantage Small Cap Growth Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio was known as the ON Bryton Growth Portfolio, and was sub-advised by Suffolk. During the first one-month period, the Portfolio returned 12.96% versus 11.55% for the Russell 2000 Growth Index

For the period from February 1, 2019 to June 30, 2019 (the “latter five-month period”), the Portfolio was sub-advised by BlackRock. During this period, the Portfolio returned 8.85% versus 7.90% for the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark relative performance.

A. BlackRock: For the latter five-month period, two select months were the primary drivers of relative returns. The Portfolio outperformed its benchmark significantly in May, as the market declined, due to increased trade concerns and slowing global growth. One of the core drivers of the outperformance was a quality and risk management signal preferring companies with lower risk profiles, which was unsurprising, given the uncertainty and weakness in the market. The signal often exhibits defensive properties, which was particularly beneficial in May, as investors sought those characteristics. Also positive was an insight that uses alternative data sources to better predict consumer transactions. Though it is a trend-based signal, it provides an alternative lens into company quality, which was beneficial, as investors increasingly searched for quality businesses with strong consumer demand, amidst increasing uncertainty. In this vein, a machine-learned signal, analyzing company fundamentals to predict future sales growth, an additional measure of quality, also contributed.

In contrast, the Portfolio struggled in March, as it gave back the outperformance generated in February. Despite an easing of trade tensions, the Fed’s overly dovish comments during the month sparked growth and broad economic concerns, causing U.S. small cap stocks to retreat. From a relative return standpoint, the Portfolio’s more traditional fundamental insights that seek attractively priced stocks struggled, as investors favored growth companies over value companies, amidst increased economic concerns. Rewarding companies with increases in online job postings, an indication of company expansion and future growth potential, was also detrimental to relative performance, as people became increasingly uncertain about the country’s overall economic health.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk: For the first one-month period, sector allocation and stock selection both contributed positively to relative performance. Stock selection in Information Technology and Materials contributed to relative outperformance, while stock selection in Industrials detracted from relative performance.

A. BlackRock: The portfolio management team targets a generally sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, a modest overweight to the Industrials sector contributed slightly to performance for the latter five-month period, as the sector outperformed the broader market. On the other hand, a modest overweight to Consumer Discretionary companies detracted slightly, as the sector underperformed. As expected, the majority of relative performance was driven by security selection decisions. Stock selection was particularly positive in the Consumer Discretionary sector, especially among specialty retailers and internet and direct marketing retailers. Security selection was also very positive in the Industrials sector, particularly among commercial services and supplies companies, and in the Materials sector. In contrast, selection within the Communication Services sector, in both the media and the interactive media and services industries, was a notable detractor from relative performance. Stock selection in the Consumer Staples sector, especially among personal products companies, and in the Real Estate sector, hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk: Top contributors for the first one-month period included Sage Therapeutics, Inc., as the company announced positive results for a Phase 3 trial in postpartum depression. Ultra Clean Holdings, Inc.,

82	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)

another relative contributor, recovered after the sharp selloff in the fourth quarter of last year, as demand for semiconductor equipment and concerns about correction in the cycle were far worse than expectations, as supported by earnings reports from large cap peers, Lam Research Corp. and KLA-Tencor Corp. Aerie Pharmaceuticals, Inc., another top contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, which is favorable compared to concerns of inventory buildup over the past several months. Additionally, the company announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity.

Top detractors for the first one-month period included AxoGen, Inc., as it experienced a weak earnings report for fourth quarter, as revenue fell slightly short, expenses remained high, and management turnover continued. Ligland Pharmaceuticals, Inc. faced questions regarding the value of current licensing relationships and pipeline value, causing a sharp selloff in the stock in mid-January, making it another top detractor. Lindsay Corp., another detractor from performance, had a first quarter earnings miss for both revenue and earnings per share, driven by weaker irrigation demand internationally.

A. BlackRock: From a security standpoint, the top individual contributor for the latter five-month period was the Portfolio’s overweight to software company eGain Corp. The stock surged almost 20% on first quarter earnings, after the company reported an unexpected profit and raised guidance for both software-as-a-service revenue growth and subscription revenue growth. Having no exposure to benchmark holding Stamps.com, Inc. was also beneficial, as the stock plunged, following news that the company was ending its exclusive partnership with the U.S. postal service, a crucial revenue driver for the business. A declining profit outlook, combined with concerns around margins and threats from Amazon.com, Inc.’s push into shipping services, continued to dampen the stock price throughout the latter five-month period. Lastly, an overweight position in insurance company Kinsale Capital Group, Inc. further bolstered relative performance. The stock advanced more than 50% over the latter five-month period, largely due to strong first quarter earnings. The company experienced substantial top line growth across almost all of its major businesses and came in well above analyst earnings expectations for the quarter. (1)

On the other hand, the top individual detractor for the period was an overweight to Health Care company Inogen, Inc. Share prices sank, following the publication of several sell-side reports and announcements that the company was significantly overvalued, and that several investment shops had large short positions. These reports were seemingly validated when the company significantly cut 2019 revenue guidance, causing shares to tumble as much as 30%. The Portfolio’s overweight position in USANA Health Sciences, Inc. was also a notable drag on performance, as the company’s shares underperformed after it lowered 2019 earnings per share and revenue guidance. The company cited limited promotional activity in many of its regions, and the negative effects of China’s review of the health product industry as key factors in the downward revision. Lastly, an overweight position in software company Benefitfocus, Inc. detracted from relative returns, as shares in the company were down almost 50% for the latter five-month period. The primary catalyst of the sell-off was the resignation of the company’s Chief Financial Officer (“CFO”), as he was the third CFO to leave the company in the last three years. This sparked an immediate sell-off, due to increased investor concern around the health of the company. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in order to equitize cash and prevent a cash drag on performance during the latter five-month period. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. The Portfolio was active in small cap IPOs during the period, which contributed slightly on an absolute basis. The Portfolio participated in 10 IPOs, adding approximately 0.40% of return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

83	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	98.0
Money Market Funds and Other Net Assets	2.0

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Insperity, Inc.	1.7
2.	Woodward, Inc.	1.2
3.	Paylocity Holding Corp.	1.2
4.	Applied Industrial Technologies, Inc.	1.2
5.	U.S. Physical Therapy, Inc.	1.2
6.	Cornerstone OnDemand, Inc.	1.1
7.	EastGroup Properties, Inc.	1.1
8.	Texas Roadhouse, Inc.	1.1
9.	MasTec, Inc.	1.0
10.	Innospec, Inc.	1.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Health Care	28.8
Industrials	18.8
Information Technology	17.2
Consumer Discretionary	12.9
Financials	5.4
Real Estate	4.5
Communication Services	3.5
Consumer Staples	3.0
Materials	2.5
Energy	1.1
Utilities	0.3

98.0

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 98.0%		Shares	Value

COMMUNICATION SERVICES – 3.5%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	1,355	$101,652
Care.com, Inc. (Interactive Media & Svs.)	(a)	9,866	108,329
Cargurus, Inc. (Interactive Media & Svs.)	(a)	12,734	459,825
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		9,510	564,514
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	6,450	83,850
Gogo, Inc. (Wireless Telecom. Svs.)	(a)	12,254	48,771
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	6,073	57,511
MSG Networks, Inc. Class A (Media)	(a)	24,967	517,816
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	74,827
QuinStreet, Inc. (Interactive Media & Svs.)	(a)	9,758	154,664
TechTarget, Inc. (Media)	(a)	3,534	75,097
Travelzoo (Interactive Media & Svs.)	(a)	1,141	17,617
TrueCar, Inc. (Interactive Media & Svs.)	(a)	22,630	123,560
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	5,758	65,238
Yelp, Inc. (Interactive Media & Svs.)	(a)	14,364	490,961

			2,944,232

CONSUMER DISCRETIONARY – 12.9%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	9,867	186,289
American Eagle Outfitters, Inc. (Specialty Retail)		16,894	285,509
America’s Car-Mart, Inc. (Specialty Retail)	(a)	1,848	159,076
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	8,552	721,276
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,924	260,301
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)		14,534	274,838
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		10,516	283,301
Brinker International, Inc. (Hotels, Restaurants & Leisure)		9,503	373,943
Chegg, Inc. (Diversified Consumer Svs.)	(a)	11,467	442,512
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		4,046	465,573
Collectors Universe, Inc. (Diversified Consumer Svs.)		1,568	33,461
Core-Mark Holding Co., Inc. (Distributors)		4,738	188,193
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	10,556	208,481
Dana, Inc. (Auto Components)		5,578	111,225
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,757	309,179
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	1,733	79,839
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	10,299	632,050
Five Below, Inc. (Specialty Retail)	(a)	489	58,690
Fox Factory Holding Corp. (Auto Components)	(a)	2,301	189,856
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	1,335	39,276
GoPro, Inc. Class A (Household Durables)	(a)	28,147	153,683
iRobot Corp. (Household Durables)	(a)	2,421	221,860
La-Z-Boy, Inc. (Household Durables)		2,444	74,933
Lithia Motors, Inc. Class A (Specialty Retail)		3,159	375,226
Malibu Boats, Inc. Class A (Leisure Products)	(a)	2,383	92,580
MarineMax, Inc. (Specialty Retail)	(a)	715	11,755
MasterCraft Boat Holdings, Inc. (Leisure Products)	(a)	141	2,762
MDC Holdings, Inc. (Household Durables)		6,399	209,759
Meritage Homes Corp. (Household Durables)	(a)	6,518	334,634
Murphy U.S.A., Inc. (Specialty Retail)	(a)	2,409	202,428
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	385	33,537
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		6,333	480,041

Common Stocks (Continued)		Shares	Value

CONSUMER DISCRETIONARY (continued)
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	6,213	$450,070
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	2,309	66,730
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)		2,682	73,165
Rubicon Project, Inc. / The (Internet & Direct Marketing Retail)	(a)	9,559	60,795
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)		1,694	38,471
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4,886	151,466
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,389	100,286
Sleep Number Corp. (Specialty Retail)	(a)	1,214	49,033
Sonic Automotive, Inc. Class A (Specialty Retail)		2,322	54,219
Sonos, Inc. (Household Durables)	(a)	4,175	47,345
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		6,652	225,835
Strategic Education, Inc. (Diversified Consumer Svs.)		1,987	353,686
Target Hospitality Corp. (Hotels, Restaurants & Leisure)	(a)	16,390	149,149
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		16,627	892,371
Tilly’s, Inc. (Specialty Retail)		5,969	45,543
TopBuild Corp. (Household Durables)	(a)	3,114	257,715
Tower International, Inc. (Auto Components)		3,109	60,625
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		10,492	288,950
Zumiez, Inc. (Specialty Retail)	(a)	2,104	54,914

			10,916,434

CONSUMER STAPLES – 3.0%
BJ’s Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	5,248	138,547
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	882	333,184
Calavo Growers, Inc. (Food Products)		1,950	188,643
Freshpet, Inc. (Food Products)	(a)	7,351	334,544
J&J Snack Foods Corp. (Food Products)		1,662	267,499
John B. Sanfilippo & Son, Inc. (Food Products)		2,085	166,154
Medifast, Inc. (Personal Products)		419	53,758
Natural Health Trends Corp. (Personal Products)		4,066	32,731
Nomad Foods Ltd. (Food Products)	(a)	2,035	43,468
Performance Food Group Co. (Food & Staples Retailing)	(a)	6,907	276,487
Turning Point Brands, Inc. (Tobacco)		1,913	93,699
USANA Health Sciences, Inc. (Personal Products)	(a)	3,710	294,685
Vector Group Ltd. (Tobacco)		33,602	327,619

			2,551,018

ENERGY– 1.1%
Archrock, Inc. (Energy Equip. & Svs.)		7,698	81,599
Cactus, Inc. Class A (Energy Equip. & Svs.)	(a)	2,050	67,896
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)		1,624	81,184
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		31,209	223,144
Matrix Service Co. (Energy Equip. & Svs.)	(a)	1,310	26,541
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	16,706	345,814
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	48,651	63,246
Talos Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	1,949	46,874

			936,298

85	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

FINANCIALS – 5.4%
Ares Management Corp. Class A (Capital Markets)		5,656	$148,018
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		8,030	220,986
BankFinancial Corp. (Banks)		5,622	78,652
Banner Corp. (Banks)		874	47,327
Cadence Bancorp (Banks)		21,248	441,958
Cathay General Bancorp (Banks)		6,045	217,076
Chemical Financial Corp. (Banks)		3,062	125,879
Cohen & Steers, Inc. (Capital Markets)		1,707	87,808
Enova International, Inc. (Consumer Finance)	(a)	1,706	39,323
Essent Group Ltd. (Thrifts & Mortgage Finance)	(a)	8,885	417,506
First Financial Corp. (Banks)		1,207	48,473
First Savings Financial Group, Inc. (Banks)		2,371	142,260
FirstCash, Inc. (Consumer Finance)		3,514	351,470
Green Dot Corp. Class A (Consumer Finance)	(a)	2,127	104,010
Home BancShares, Inc. (Banks)		13,110	252,499
Kinsale Capital Group, Inc. (Insurance)		7,328	670,365
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	184	77,286
Moelis & Co. Class A (Capital Markets)		8,451	295,362
People’s Utah Bancorp (Banks)		184	5,410
Riverview Bancorp, Inc. (Thrifts & Mortgage Finance)		1,100	9,394
Sandy Spring Bancorp, Inc. (Banks)		2,703	94,281
TriState Capital Holdings, Inc. (Banks)	(a)	27,460	585,996
West Bancorporation, Inc. (Banks)		3,649	77,432

			4,538,771

HEALTH CARE – 28.8%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	9,991	267,059
Accuray, Inc. (Health Care Equip. & Supplies)	(a)	4,004	15,495
Acer Therapeutics, Inc. (Pharmaceuticals)	(a)	12,940	50,466
Adamas Pharmaceuticals, Inc. (Biotechnology)	(a)	2,186	13,553
Adaptive Biotechnologies Corp. (Life Sciences Tools & Svs.)	(a)	821	39,654
Agenus, Inc. (Biotechnology)	(a)	62,746	188,238
Aimmune Therapeutics, Inc. (Biotechnology)	(a)	5,844	121,672
Akcea Therapeutics, Inc. (Biotechnology)	(a)	2,274	53,325
Akebia Therapeutics, Inc. (Biotechnology)	(a)	23,338	112,956
Alder Biopharmaceuticals, Inc. (Biotechnology)	(a)	14,366	169,088
Allogene Therapeutics, Inc. (Biotechnology)	(a)	6,519	175,035
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	2,041	247,798
Amicus Therapeutics, Inc. (Biotechnology)	(a)	9,045	112,882
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	2,236	121,303
Amneal Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	9,017	64,652
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	2,966	62,612
AnaptysBio, Inc. (Biotechnology)	(a)	867	48,916
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	6,871	174,111
Arcus Biosciences, Inc. (Biotechnology)	(a)	8,261	65,675
Arena Pharmaceuticals, Inc. (Biotechnology)	(a)	906	53,119
Array BioPharma, Inc. (Biotechnology)	(a)	15,952	739,056
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	6,141	162,736
Arvinas, Inc. (Pharmaceuticals)	(a)	2,154	47,366
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	5,726	115,150
Athersys, Inc. (Biotechnology)	(a)	60,257	101,232
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	2,589	77,256
Audentes Therapeutics, Inc. (Biotechnology)	(a)	4,614	174,686
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	2,869	125,634
Blueprint Medicines Corp. (Biotechnology)	(a)	2,756	259,973
Calithera Biosciences, Inc. (Biotechnology)	(a)	9,213	35,931
Cara Therapeutics, Inc. (Biotechnology)	(a)	1,155	24,833
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	9,091	390,277

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
Castlight Health, Inc. Class B (Health Care Technology)	(a)	39,467	$127,478
ChemoCentryx, Inc. (Biotechnology)	(a)	13,142	122,221
Clovis Oncology, Inc. (Biotechnology)	(a)	5,633	83,763
Coherus Biosciences, Inc. (Biotechnology)	(a)	4,168	92,113
CONMED Corp. (Health Care Equip. & Supplies)		4,421	378,305
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	15,043	167,729
CorVel Corp. (Health Care Providers & Svs.)	(a)	1,602	139,390
Corvus Pharmaceuticals, Inc. (Biotechnology)	(a)	3,100	11,594
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a)	2,601	65,025
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	4,933	111,239
Denali Therapeutics, Inc. (Biotechnology)	(a)	8,753	181,712
Editas Medicine, Inc. (Biotechnology)	(a)	4,462	110,390
Emergent BioSolutions, Inc. (Biotechnology)	(a)	3,695	178,505
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	404	34,090
Ensign Group, Inc. / The (Health Care Providers & Svs.)		3,865	219,996
Epizyme, Inc. (Biotechnology)	(a)	5,308	66,615
Esperion Therapeutics, Inc. (Biotechnology)	(a)	4,046	188,220
Evolent Health, Inc. Class A (Health Care Technology)	(a)	5,821	46,277
Fate Therapeutics, Inc. (Biotechnology)	(a)	10,851	220,275
FibroGen, Inc. (Biotechnology)	(a)	6,013	271,667
Fluidigm Corp. (Life Sciences Tools & Svs.)	(a)	6,678	82,273
GenMark Diagnostics, Inc. (Health Care Equip. & Supplies)	(a)	7,590	49,259
Genomic Health, Inc. (Biotechnology)	(a)	5,171	300,797
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	1,278	96,361
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	5,879	309,235
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	10,542	445,927
Gossamer Bio, Inc. (Biotechnology)	(a)	4,355	96,594
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	3,709	446,341
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	12,834	220,488
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	8,955	585,657
HealthStream, Inc. (Health Care Technology)	(a)	8,056	208,328
HMS Holdings Corp. (Health Care Technology)	(a)	9,094	294,555
Horizon Therapeutics PLC (Pharmaceuticals)	(a)	13,252	318,843
ImmunoGen, Inc. (Biotechnology)	(a)	6,035	13,096
Immunomedics, Inc. (Biotechnology)	(a)	2,928	40,611
Innoviva, Inc. (Pharmaceuticals)	(a)	12,873	187,431
Inogen, Inc. (Health Care Equip. & Supplies)	(a)	2,851	190,333
Insmed, Inc. (Biotechnology)	(a)	1,239	31,718
Inspire Medical Systems, Inc. (Health Care Technology)	(a)	807	48,945
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	3,512	294,727
Intellia Therapeutics, Inc. (Biotechnology)	(a)	13,937	228,149
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	2,920	232,344
Intersect ENT, Inc. (Pharmaceuticals).	(a)	5,606	127,593
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	5,412	70,248
Intrexon Corp. (Biotechnology)	(a)	15,818	121,166
Invitae Corp. (Biotechnology)	(a)	12,316	289,426
Iovance Biotherapeutics, Inc. (Biotechnology).	(a)	3,046	74,688
iRadimed Corp. (Health Care Equip. & Supplies)	(a)	4,808	98,324
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	5,191	410,504
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	15,413	168,618
KalVista Pharmaceuticals, Inc. (Biotechnology).	(a)	3,078	68,178
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	903	107,981
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	806	92,005

86	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
MacroGenics, Inc. (Biotechnology)	(a)	8,789	$149,149
Madrigal Pharmaceuticals, Inc. (Biotechnology)	(a)	569	59,637
Medicines Co. / The (Biotechnology)	(a)	3,887	141,759
Medidata Solutions, Inc. (Health Care Technology)	(a)	361	32,674
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	4,951	323,894
MeiraGTx Holdings PLC (Biotechnology)	(a)	1,192	32,041
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	12,685	755,519
Mirati Therapeutics, Inc. (Biotechnology)	(a)	2,085	214,755
Myriad Genetics, Inc. (Biotechnology)	(a)	6,884	191,238
NanoString Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	7,675	232,936
Natera, Inc. (Biotechnology)	(a)	9,273	255,749
Neogen Corp. (Health Care Equip. & Supplies)	(a)	5,014	311,420
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	10,144	222,559
Neon Therapeutics, Inc. (Biotechnology)	(a)	3,526	16,713
NextGen Healthcare, Inc. (Health Care Technology)	(a)	4,851	96,535
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a)	3,545	51,899
Novocure Ltd. (Health Care Equip. & Supplies)	(a)	10,614	671,123
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	920	53,857
Omeros Corp. (Pharmaceuticals)	(a)	3,442	54,005
Omnicell, Inc. (Health Care Technology)	(a)	8,278	712,156
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	4,037	175,569
PetIQ, Inc. (Health Care Providers & Svs.)	(a)	1,867	61,536
Phibro Animal Health Corp. Class A (Pharmaceuticals)		4,888	155,292
Portola Pharmaceuticals, Inc. (Biotechnology)	(a)	5,503	149,296
Precision BioSciences, Inc. (Biotechnology)	(a)	4,571	60,566
Principia Biopharma, Inc. (Biotechnology)	(a)	1,515	50,283
PTC Therapeutics, Inc. (Biotechnology)	(a)	1,271	57,195
Puma Biotechnology, Inc. (Biotechnology)	(a)	2,375	30,186
Ra Pharmaceuticals, Inc. (Biotechnology)	(a)	3,144	94,540
Radius Health, Inc. (Biotechnology)	(a)	4,975	121,191
Reata Pharmaceuticals, Inc. Class A (Pharmaceuticals)	(a)	2,000	188,700
Recro Pharma, Inc. (Biotechnology)	(a)	3,321	33,775
REGENXBIO, Inc. (Biotechnology)	(a)	1,826	93,802
Repligen Corp. (Biotechnology)	(a)	2,496	214,531
Retrophin, Inc. (Biotechnology)	(a)	10,392	208,775
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	24,042	62,750
RTI Surgical Holdings, Inc. (Health Care Equip. & Supplies)	(a)	21,514	91,435
Sage Therapeutics, Inc. (Biotechnology)	(a)	361	66,095
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	5,737	61,787
Select Medical Holdings Corp. (Health Care Providers & Svs.)	(a)	14,947	237,209
Seres Therapeutics, Inc. (Biotechnology)	(a)	22,788	73,377
Spark Therapeutics, Inc. (Biotechnology)	(a)	2,450	250,831
Spectrum Pharmaceuticals, Inc. (Biotechnology)	(a)	13,585	116,967
Stemline Therapeutics, Inc. (Biotechnology)	(a)	6,478	99,243
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	5,812	192,319
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	2,991	192,979
Teladoc Health, Inc. (Health Care Technology)	(a)	2,977	197,703
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5,502	113,671
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	10,861	177,360
Tivity Health, Inc. (Health Care Providers & Svs.)	(a)	829	13,629
Tocagen, Inc. (Biotechnology)	(a)	5,869	39,205
Twist Bioscience Corp. (Biotechnology)	(a)	4,664	135,303

Common Stocks (Continued)		Shares	Value

HEALTH CARE (continued)
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		7,990	$979,334
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	3,867	245,554
UNITY Biotechnology, Inc. (Biotechnology)	(a)	7,381	70,120
Vanda Pharmaceuticals, Inc. (Biotechnology)	(a)	4,097	57,727
Veracyte, Inc. (Biotechnology)	(a)	8,949	255,136
Vericel Corp. (Biotechnology)	(a)	1,418	26,786
Vocera Communications, Inc. (Health Care Technology)	(a)	2,842	90,717
Wright Medical Group N.V. (Health Care Equip. & Supplies)	(a)	6,448	192,279
Xencor, Inc. (Biotechnology)	(a)	8,807	360,471
Xeris Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	6,297	72,038
Zogenix, Inc. (Pharmaceuticals)	(a)	1,582	75,588

			24,401,554

INDUSTRIALS – 18.8%
Albany International Corp. Class A (Machinery)		8,031	665,850
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		16,923	1,041,272
ASGN, Inc. (Professional Svs.)	(a)	2,126	128,836
Astronics Corp. (Aerospace & Defense)	(a)	1,492	60,008
Atkore International Group, Inc. (Electrical Equip.)	(a)	7,274	188,178
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	2,124	136,382
BMC Stock Holdings, Inc. (Trading Companies & Distributors)	(a)	11,825	250,690
Builders FirstSource, Inc. (Building Products)	(a)	21,832	368,088
Comfort Systems, U.S.A., Inc. (Construction & Engineering)		9,752	497,254
Continental Building Products, Inc. (Building Products)	(a)	14,746	391,801
Covenant Transportation Group, Inc. Class A (Road & Rail)	(a)	6,504	95,674
CRA International, Inc. (Professional Svs.)		4,691	179,806
CSW Industrials, Inc. (Building Products)		4,474	304,903
DXP Enterprises, Inc. (Trading Companies & Distributors)	(a)	2,136	80,933
Encore Wire Corp. (Electrical Equip.)		1,005	58,873
Ennis, Inc. (Commercial Svs. & Supplies)		2,897	59,446
ESCO Technologies, Inc. (Machinery)		988	81,629
Forrester Research, Inc. (Professional Svs.)		6,905	324,742
Forward Air Corp. (Air Freight & Logistics)		920	54,418
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	5,737	102,004
Franklin Covey Co. (Professional Svs.)	(a)	297	10,098
Generac Holdings, Inc. (Electrical Equip.)	(a)	10,441	724,710
H&E Equipment Services, Inc. (Trading Companies & Distributors)		8,101	235,658
Harsco Corp. (Machinery)	(a)	7,526	206,513
Herc Holdings, Inc. (Trading Companies & Distributors)	(a)	1,775	81,348
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	4,661	195,669
ICF International, Inc. (Professional Svs.)		1,977	143,926
Insperity, Inc. (Professional Svs.)		11,673	1,425,740
John Bean Technologies Corp. (Machinery)		2,213	268,061
Kforce, Inc. (Professional Svs.)		8,102	284,299
MasTec, Inc. (Construction & Engineering)	(a)	17,071	879,669
McGrath RentCorp (Commercial Svs. & Supplies)		6,805	422,931
Meritor, Inc. (Machinery)	(a)	8,643	209,593
Miller Industries, Inc. (Machinery)		4,975	152,981
Mobile Mini, Inc. (Commercial Svs. & Supplies)		9,461	287,898
Moog, Inc. Class A (Aerospace & Defense)		1,526	142,849
MYR Group, Inc. (Construction & Engineering)	(a)	3,819	142,640
PGT Innovations, Inc. (Building Products)	(a)	5,277	88,231
Proto Labs, Inc. (Machinery)	(a)	963	111,727

87	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	$62,818
RBC Bearings, Inc. (Machinery)	(a)	202	33,696
Rexnord Corp. (Machinery)	(a)	9,238	279,172
Steelcase, Inc. Class A (Commercial Svs. & Supplies)		13,375	228,713
Tetra Tech, Inc. (Commercial Svs. & Supplies)		6,963	546,944
Trex Co., Inc. (Building Products)	(a)	11,763	843,407
TriMas Corp. (Machinery)	(a)	1,645	50,946
TriNet Group, Inc. (Professional Svs.)	(a)	7,989	541,654
Universal Forest Products, Inc. (Building Products)		1,448	55,111
Universal Logistics Holdings, Inc. (Road & Rail)		1,593	35,795
Viad Corp. (Commercial Svs. & Supplies)		3,866	256,084
Watts Water Technologies, Inc. Class A (Machinery)		7,850	731,463
Werner Enterprises, Inc. (Road & Rail)		5,056	157,140
Woodward, Inc. (Machinery)		9,355	1,058,612

			15,966,883

INFORMATION TECHNOLOGY – 17.2%
A10 Networks, Inc. (Software)	(a)	9,222	62,894
ACI Worldwide, Inc. (Software)	(a)	3,750	128,775
Alarm.com Holdings, Inc. (Software)	(a)	5,581	298,584
Amkor Technology, Inc. (Semiconductors & Equip.)	(a)	60,478	451,166
Anixter International, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,637	157,455
Aquantia Corp. (Semiconductors & Equip.)	(a)	1,702	22,177
Avalara, Inc. (Software)	(a)	2,924	211,113
Benefitfocus, Inc. (Software)	(a)	13,971	379,313
Blackline, Inc. (Software)	(a)	5,568	297,944
Box, Inc. Class A (Software)	(a)	27,812	489,769
Brooks Automation, Inc. (Semiconductors & Equip.)		2,035	78,856
Calix, Inc. (Communications Equip.)	(a)	6,233	40,888
Ciena Corp. (Communications Equip.)	(a)	12,439	511,616
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	15,969	697,845
Cloudera, Inc. (Software)	(a)	33,947	178,561
Control4 Corp. (Electronic Equip., Instr. & Comp.)	(a)	859	20,401
Cornerstone OnDemand, Inc. (Software)	(a)	16,120	933,832
Coupa Software, Inc. (Software)	(a)	494	62,545
CSG Systems International, Inc. (IT Svs.)		10,548	515,059
Domo, Inc. Class B (Software)	(a)	7,208	196,923
eGain Corp. (Software)	(a)	4,029	32,796
Envestnet, Inc. (Software)	(a)	1,065	72,814
Everbridge, Inc. (Software)	(a)	841	75,202
Extreme Networks, Inc. (Communications Equip.)	(a)	2,100	13,587
Fitbit, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	74,989	329,952
Five9, Inc. (Software)	(a)	4,902	251,424
Hackett Group, Inc. / The (IT Svs.)		8,456	141,976
Impinj, Inc. (Semiconductors & Equip.)	(a)	3,000	85,860
Inphi Corp. (Semiconductors & Equip.)	(a)	2,421	121,292
Insight Enterprises, Inc. (Electronic Equip., Instr & Comp.)	(a)	3,547	206,435
International Money Express, Inc. (IT Svs.)	(a)	18,136	255,718
j2 Global, Inc. (Software)		1,237	109,957
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	7,054	102,918
LivePerson, Inc. (Software)	(a)	9,652	270,642
LiveRamp Holdings, Inc. (IT Svs.)	(a)	751	36,408
ManTech International Corp. Class A (IT Svs.)		5,215	343,408
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	2,715	63,640
MobileIron, Inc. (Software)	(a)	5,010	31,062
New Relic, Inc. (Software)	(a)	3,692	319,395
NIC, Inc. (IT Svs.)		20,944	335,942

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,514	$846,302
Paylocity Holding Corp. (Software)	(a)	11,118	1,043,091
Perficient, Inc. (IT Svs.)	(a)	1,773	60,849
Progress Software Corp. (Software)		1,685	73,500
PROS Holdings, Inc. (Software)	(a)	2,620	165,741
Qualys, Inc. (Software)	(a)	3,308	288,061
Radware Ltd. (Communications Equip.)	(a)	5,120	126,618
Rapid7, Inc. (Software)	(a)	7,483	432,817
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	10,703	324,087
ScanSource, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,072	262,824
Semtech Corp. (Semiconductors & Equip.)	(a)	2,417	116,137
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)		1,921	85,254
SPS Commerce, Inc. (Software)	(a)	1,825	186,533
SunPower Corp. (Semiconductors & Equip.)	(a)	4,357	46,576
SVMK, Inc. (Software)	(a)	6,317	104,294
Synaptics, Inc. (Semiconductors & Equip.)	(a)	672	19,582
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	200	20,920
Telenav, Inc. (Software)	(a)	20,780	166,240
TESSCO Technologies, Inc. (Communications Equip.)		2,784	49,722
Virtusa Corp. (IT Svs.)	(a)	1,561	69,355
Workiva, Inc. (Software)	(a)	8,365	485,923
Yext, Inc. (Software)	(a)	21,605	434,044
Zscaler, Inc. (Software)	(a)	2,891	221,566

			14,566,180

MATERIALS – 2.5%
Boise Cascade Co. (Paper & Forest Products)		5,307	149,180
Hawkins, Inc. (Chemicals)		646	28,043
Innospec, Inc. (Chemicals)		9,408	858,386
Kaiser Aluminum Corp. (Metals & Mining)		4,018	392,197
Materion Corp. (Metals & Mining)		2,890	195,971
PolyOne Corp. (Chemicals)		16,109	505,661

			2,129,438

REAL ESTATE – 4.5%
EastGroup Properties, Inc. (Equity REIT)		7,770	901,165
First Industrial Realty Trust, Inc. (Equity REIT)		19,905	731,310
Four Corners Property Trust, Inc. (Equity REIT)		5,230	142,936
Getty Realty Corp. (Equity REIT)		1,852	56,967
Hersha Hospitality Trust (Equity REIT)		18,547	306,767
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	(a)	6,100	188,185
National Storage Affiliates Trust (Equity REIT)		1,563	45,233
NexPoint Residential Trust, Inc. (Equity REIT)		2,262	93,647
PS Business Parks, Inc. (Equity REIT)		1,698	286,164
RLJ Lodging Trust (Equity REIT)		20,841	369,719
Ryman Hospitality Properties, Inc. (Equity REIT)		6,568	532,599
Sunstone Hotel Investors, Inc. (Equity REIT)		10,735	147,177

			3,801,869

UTILITIES – 0.3%
American States Water Co. (Water Utilities)		1,084	81,560
California Water Service Group (Water Utilities)		1,408	71,287
Chesapeake Utilities Corp. (Gas Utilities)		688	65,374
Global Water Resources, Inc. (Water Utilities)		622	6,494
Northwest Natural Holding Co. (Gas Utilities)		683	47,468

			272,183

Total Common Stocks (Cost $81,391,695)			$83,024,860

88	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Money Market Funds – 1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b)	1,273,438	$1,273,693
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.310%	(b)	25,659	25,659

Total Money Market Funds (Cost $1,299,228)			$1,299,352

Total Investments – 99.5% (Cost $82,690,923)	(c)		$84,324,212
Other Assets in Excess of Liabilities – 0.5%	(d)		407,020

Net Assets – 100.0%			$84,731,232

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $102,950 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	29	September 20, 2019	$2,238,702	$2,272,295	$33,593	$14,184

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Unaudited)

Objective/Strategy

The ON ICON Balanced Portfolio seeks capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2019

Average Annual returns
One year	1.85%
Five years	4.04%
Ten years	8.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.72% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON ICON Balanced Portfolio returned 14.57% versus 18.37% for its benchmark, the S&P Composite 1500 Index. The Portfolio’s secondary benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Bloomberg Barclays U.S. Universal Index, returned 13.71% for the period.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The last year had two distinctly different halves. The second half of calendar year 2018 featured what we call a volatility event, which was very similar in depth and duration to ones seen in 1990, 1998, 2010 and 2011. We believe such events are irrational and unpredictable, as investors focus on and worry about a situation that never comes to be. Expecting a quick recovery like in those previous volatility events, we maintained Portfolio positioning.

During the six-month period ended June 30, 2019, the market has quickly recovered back to all-time highs and the long term industry and sector leadership has resumed. The Portfolio has fully participated in this recovery.

The Portfolio’s fixed income volatility remained relatively low. The Portfolio’s use of closed end funds continued to be rewarded, as several of the positions had tender offers or were liquidated, generally capturing the discount to net asset value at which they had been acquired. The Portfolio’s continued underweight position in U.S. Treasuries hurt performance, as interest rates fell. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the bench mark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Sector tilts in Industrials, Information Technology, and Consumer Discretionary all contributed favorably to Portfolio performance. As the market rebounded after the declines in the fourth quarter of 2018, market-wide growth was led by the traditionally cyclical industries. At the beginning of the year, ICON’s valuation system identified these sectors as the most oversold during the downturn and the Portfolio increased exposure to these sectors. The Portfolio also began the year increasing the equity exposure in the fund to a 70% equity, 30% fixed income balance to capitalize on the rebound from the oversold market. (1)

Security selection did not have a positive impact on the Portfolio’s performance. In the equity market, investors generally favored growth stocks over value stocks, the latter being the focus of ICON’s management strategy. It was the sector and equity weightings that heavily impacted the Portfolio’s performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to performance were Mastercard, Inc. Class A (“Mastercard”), eBay, Inc. (“eBay”), and Visa, Inc. (“Visa”). Mastercard has had strong growth due to market expansion and new contracts with companies in the U.S., as well as continued expansion through partnerships in Asia. eBay has consistently performed well, pushing analyst targets up. Visa saw strong growth, being one of the best performing stocks so far in 2019. As with Mastercard, they have continued aggressive expansion via partnerships in Asian markets. (1)

On the other end, Cigna Corp. was the biggest detractor from performance, followed by AbbVie, Inc. and the Portfolio’s U.S. Treasury Note exposure. Cigna Corp. has been hurt by White House drug plans and the failed merger with Anthem, Inc. AbbVie, Inc. has been hurt by a $4 Billion lawsuit over Humira, as well as facing Congressional pressure over drug pricing. As rates fell, U.S. Treasuries underperformed the broader S&P 500 index. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio held put options on the S&P 500 Index throughout the period. Because of the upward movement of the market over the period, there was not an opportunity to exercise the options. This resulted in a 0.30% detraction from Portfolio performance. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

90	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	71.0
Corporate Bonds (4)	16.9
U.S. Treasury Obligations	2.9
Closed-End Mutual Funds	2.4
Asset-Backed Securities (4)	1.4
Preferred Securities (4)	0.5
Purchased Options	0.0
Money Market Funds and Other Net Assets	4.9

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Mastercard, Inc. Class A	4.1
2.	Visa, Inc.	3.3
3.	Lincoln National Corp.	3.0
4.	U.S. Treasury Note 2.500%, 12/31/2020	2.9
5.	JPMorgan Chase & Co.	2.7
6.	eBay, Inc.	2.6
7.	Bank of America Corp.	2.6
8.	Northrop Grumman Corp.	2.4
9.	Fortune Brands Home & Security, Inc.	2.4
10.	NIKE, Inc. Class B	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed Securities):

% of Net Assets
Financials	20.2
Industrials	18.1
Consumer Discretionary	15.3
Health Care	8.4
Information Technology	7.6
Materials	7.1
Energy	6.6
Communication Services	5.6
Consumer Staples	0.5
Utilities	0.3
Real Estate	0.1

89.8

Ohio National Fund, Inc.	ON ICON Balanced Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 71.0%		Shares	Value

COMMUNICATION SERVICES – 2.3%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	4,386	$4,740,871
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	33,254	6,418,022

			11,158,893

CONSUMER DISCRETIONARY – 12.0%
AutoZone, Inc. (Specialty Retail)	(a)	5,302	5,829,390
Brunswick Corp. (Leisure Products)		147,713	6,778,550
D.R. Horton, Inc. (Household Durables)		138,020	5,952,803
eBay, Inc. (Internet & Direct Marketing Retail)		325,000	12,837,500
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		74,000	7,133,600
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		130,000	10,913,500
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		74,464	9,025,781

			58,471,124

ENERGY– 3.1%
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		61,404	6,691,194
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		85,352	4,769,470
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	772,526	3,831,729

			15,292,393

FINANCIALS – 15.3%
Bank of America Corp. (Banks)		431,610	12,516,690
JPMorgan Chase & Co. (Banks)		117,804	13,170,487
KeyCorp (Banks)		297,895	5,287,636
Lincoln National Corp. (Insurance)		223,052	14,375,701
Prudential Financial, Inc. (Insurance)		98,000	9,898,000
Signature Bank (Banks)		76,139	9,200,637
SVB Financial Group (Banks)	(a)	43,537	9,777,975

			74,227,126

HEALTH CARE – 7.0%
AbbVie, Inc. (Biotechnology)		63,768	4,637,209
Cigna Corp. (Health Care Providers & Svs.)		45,891	7,230,127
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		90,266	8,696,226
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	47,705	4,729,951
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		28,951	8,502,330

			33,795,843

INDUSTRIALS – 17.2%
A.O. Smith Corp. (Building Products)		193,121	9,107,587
Air Lease Corp. (Trading Companies & Distributors)		202,848	8,385,736
Canadian Pacific Railway Ltd. (Road & Rail)		35,264	8,295,503
Fortune Brands Home & Security, Inc. (Building Products)		200,200	11,437,426
L3Harris Technologies, Inc. (Aerospace & Defense)		41,200	7,792,156
Masco Corp. (Building Products)		160,779	6,308,968
Northrop Grumman Corp. (Aerospace & Defense)		36,200	11,696,582
Raytheon Co. (Aerospace & Defense)		56,200	9,772,056
Union Pacific Corp. (Road & Rail)		63,320	10,708,045

			83,504,059

INFORMATION TECHNOLOGY – 7.4%
Mastercard, Inc. Class A (IT Svs.)		76,152	20,144,489
Visa, Inc. (IT Svs.)		92,613	16,072,986

			36,217,475

MATERIALS – 6.7%
Eagle Materials, Inc. (Construction Materials)		62,138	5,760,193
Graphic Packaging Holding Co. (Containers & Packaging)		577,777	8,077,322
International Paper Co. (Containers & Packaging)		215,900	9,352,788
Packaging Corp. of America (Containers & Packaging)		100,700	9,598,724

			32,789,027

Total Common Stocks (Cost $298,025,709)			$345,455,940

Corporate Bonds – 16.9%		Rate	Maturity	Face Amount	Value

COMMUNICATION SERVICES – 2.9%
Clear Channel International BV (Media)	(b)	8.750%	12/15/2020	$ 4,000,000	$4,090,000
CSC Holdings LLC (Media)	(b)	10.875%	10/15/2025	4,100,000	4,702,208
Level 3 Parent LLC (Diversified Telecom. Svs.)		5.750%	12/01/2022	5,400,000	5,447,250

					14,239,458

CONSUMER DISCRETIONARY – 3.3%
Brookfield Residential Properties, Inc. (Household Durables)	(b)	6.500%	12/15/2020	2,400,000	2,403,000
Lear Corp. (Auto Components)		5.250%	01/15/2025	2,950,000	3,060,717
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	1,090,000	1,104,988

92	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Silversea Cruise Finance Ltd. (Hotels, Restaurants & Leisure)	(b)	7.250%	02/01/2025	$ 5,863,000	$6,300,966
William Lyon Homes, Inc. (Textiles, Apparel & Luxury Goods)		7.000%	08/15/2022	3,250,000	3,262,187

					16,131,858

CONSUMER STAPLES – 0.5%
Central Garden & Pet Co. (Household Products)		6.125%	11/15/2023	2,229,000	2,312,587

ENERGY – 3.5%
Andeavor Logistics LP /Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	3,608,000	3,698,200
Andeavor Logistics LP /Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	7,470,000	7,824,825
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.375%	11/01/2021	1,300,000	1,283,750
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	3,954,000	3,985,016

					16,791,791

FINANCIALS – 3.7%
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	6,140,000	6,315,239
Principal Financial Group, Inc. (Rate is fixed until 05/15/2020, at which point, the rate becomes QL + 304) (Insurance)	(c)	4.700%	05/15/2055	4,250,000	4,209,328
Prudential Financial, Inc. (Rate is fixed until 09/15/2022, at which point, the rate becomes QL + 418) (Insurance)	(c)	5.875%	09/15/2042	4,000,000	4,233,960
Willis North America, Inc. (Insurance)		7.000%	09/29/2019	3,000,000	3,029,536

					17,788,063

HEALTH CARE – 1.4%
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	7.000%	03/15/2024	3,400,000	3,612,840
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.875%	05/15/2024	3,000,000	3,107,221

					6,720,061

INDUSTRIALS – 0.7%
Air Canada (Airlines)	(b)	7.750%	04/15/2021	109,000	117,502
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		7.875%	03/15/2021	618,000	630,360
USG Corp. (Building Products)	(b)	5.500%	03/01/2025	2,700,000	2,727,000

					3,474,862

INFORMATION TECHNOLOGY– 0.2%
Dell International LLC /EMC Corp. (Computers & Peripherals)	(b)	7.125%	06/15/2024	1,000,000	1,055,724

MATERIALS – 0.4%
First Quantum Minerals Ltd. (Metals & Mining)	(b)	7.000%	02/15/2021	535,000	545,700
Standard Industries, Inc. (Construction Materials)	(b)	5.500%	02/15/2023	1,185,000	1,217,587

					1,763,287

UTILITIES – 0.3%
Vistra Energy Corp. (Ind. Power & Renewable Elec.)	(b)	8.125%	01/30/2026	1,500,000	1,616,250

Total Corporate Bonds (Cost $82,222,599)					$81,893,941

U.S. Treasury Obligations – 2.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.500%	12/31/2020	$ 14,000,000	$14,133,437

Total U.S. Treasury Obligations (Cost $13,990,406)					$14,133,437

Closed-End Mutual Funds – 2.4%				Shares	Value
BlackRock Enhanced Government Fund, Inc.				27,355	$357,256
BlackRock Income Trust, Inc.				313,115	1,894,346
Duff & Phelps Utility and Corporate Bond Trust, Inc.				111,059	971,766
Eaton Vance California Municipal Income Trust				41,448	513,126
Nuveen Mortgage Opportunity Term Fund				299,080	6,944,638
Nuveen Mortgage Opportunity Term Fund 2				23,412	526,536
Pioneer Diversified High Income Trust				37,505	536,322

Total Closed-End Mutual Funds (Cost $11,594,053)	.				$11,743,990

Asset-Backed Securities – 1.4%		Rate	Maturity	Face Amount	Value

FINANCIALS – 1.2%
SMB Private Education Loan Trust 2014-A C	(b)	4.500%	09/15/2045	$ 6,250,000	$6,064,721

INDUSTRIALS – 0.2%
United Airlines 2007-1 Class B Pass Through Trust		7.336%	07/02/2019	718,357	720,153

Total Asset-Backed Securities (Cost $6,768,176)					$6,784,874

93	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Preferred Securities – 0.5%		Rate	Quantity	Value

COMMUNICATION SERVICES – 0.4%
Centaur Funding Corp. (Media)	(b)	9.080%	1,800	$1,899,000

FINANCIALS – 0.0%
Argo Group U.S., Inc. (Insurance)		6.500%	1,131	28,976

REAL ESTATE – 0.1%
Equity Commonwealth (Equity REIT)		6.500%	12,866	354,845

Total Preferred Securities (Cost $2,270,719)				$2,282,821

Purchased Options – 0.0%		Notional Amount	Expiration	Exercise Price	Contracts (d)	Value
S&P 500 Index Put Option		13,237,920	August 2019	$2,675	45	$45,225

Total Purchased Options (Cost $232,714)						$45,225

Money Market Funds – 2.6%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(e)				12,790,790	$12,793,348

Total Money Market Funds (Cost $12,793,289)						$12,793,348

Total Investments – 97.7% (Cost $427,897,665)	(f)					$475,133,576
Other Assets in Excess of Liabilities – 2.3%						11,314,149

Net Assets – 100.0%						$486,447,725

Percentages are stated as a percent of net assets.

Abbreviations:

QL:	Quarterly U.S. LIBOR Rate, 2.320% at 06/30/2019

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2019, the value of these securities totaled $36,352,498, or 7.5% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2019.

(d)	100 shares per contract.
(e)	Rate represents the seven-day yield at June 30, 2019.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidpCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S&P MidCap 400® Index.

Performance as of June 30, 2019

Average Annual returns
One year	0.94%
Five years	5.10%
Ten years	11.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.51% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON S&P MidCap 400® Index Portfolio returned 17.66% versus 17.97% for the benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. (1)

Information Technology, which is the largest sector in the index, contributed the most for the period. Industrials and Financials also contributed to the return. Energy and Consumer Staples were laggards for the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were MarketAxess Holdings, Inc., Leidos Holdings, Inc., and Universal Display Corp. The largest detractors from the Portfolio and benchmark returns for the period were Covetrus, Inc., Green Dot Corp. Class A, and United Therapeutics Corp.

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P MidCap 400® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?

A. The portfolio management team, consisting of Portfolio Managers and Associate Portfolio Managers, added one new member over the period, while four members of the team departed for varying reasons. The team is currently staffed at seven. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

95	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	99.7
Money Market Funds Less Net Liabilities	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	IDEX Corp.	0.7
2.	STERIS PLC	0.7
3.	Leidos Holdings, Inc.	0.7
4.	Domino’s Pizza, Inc.	0.7
5.	NVR, Inc.	0.7
6.	Trimble, Inc.	0.7
7.	Zebra Technologies Corp. Class A	0.6
8.	FactSet Research Systems, Inc.	0.6
9.	Camden Property Trust	0.6
10.	Teledyne Technologies, Inc.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	16.2
Industrials	16.2
Information Technology	15.7
Consumer Discretionary	12.3
Real Estate	10.2
Health Care	9.7
Materials	6.4
Utilities	4.7
Energy	3.1
Consumer Staples	2.7
Communication Services	2.5

99.7

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 99.7%		Shares	Value

COMMUNICATION SERVICES – 2.5%
AMC Networks, Inc. Class A (Media)	(a)	8,297	$452,104
Cable One, Inc. (Media)		908	1,063,259
Cars.com, Inc. (Interactive Media & Svs.)	(a)	11,222	221,298
Cinemark Holdings, Inc. (Entertainment)		19,509	704,275
John Wiley & Sons, Inc. Class A (Media)		8,247	378,207
Live Nation Entertainment, Inc. (Entertainment)	(a)	25,572	1,694,145
Meredith Corp. (Media)		7,335	403,865
New York Times Co. / The Class A (Media)		26,011	848,479
TEGNA, Inc. (Media)		39,610	600,091
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		17,198	522,819
World Wrestling Entertainment, Inc. Class A (Entertainment)		7,993	577,174
Yelp, Inc. (Interactive Media & Svs.)	(a)	13,015	444,853

			7,910,569

CONSUMER DISCRETIONARY – 12.3%
Aaron’s, Inc. (Specialty Retail)		12,390	760,870
Adient PLC (Auto Components)		15,925	386,500
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	10,358	466,628
American Eagle Outfitters, Inc. (Specialty Retail)		29,953	506,206
AutoNation, Inc. (Specialty Retail)	(a)	10,453	438,399
Bed Bath & Beyond, Inc. (Specialty Retail)		24,181	280,983
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		14,627	394,051
Brinker International, Inc. (Hotels, Restaurants & Leisure)		6,869	270,295
Brunswick Corp. (Leisure Products)		15,941	731,533
Caesars Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	107,147	1,266,478
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		8,277	807,339
Cheesecake Factory, Inc. /The (Hotels, Restaurants & Leisure)		7,614	332,884
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		6,477	745,308
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		4,402	751,553
Dana, Inc. (Auto Components)		26,345	525,319
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	5,336	938,976
Delphi Technologies PLC (Auto Components)		16,101	322,020
Dick’s Sporting Goods, Inc. (Specialty Retail)		12,365	428,200
Dillard’s, Inc. Class A (Multiline Retail)		3,262	203,157
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		7,525	2,094,057
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		15,131	1,205,335
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	11,914	548,878
Five Below, Inc. (Specialty Retail)	(a)	10,245	1,229,605
Gentex Corp. (Auto Components)		46,793	1,151,576
Goodyear Tire & Rubber Co. / The (Auto Components)		42,556	651,107
Graham Holdings Co. Class B (Diversified Consumer Svs.)		797	549,954
Helen of Troy Ltd. (Household Durables)	(a)	4,579	597,972
International Speedway Corp. Class A (Hotels, Restaurants & Leisure)		4,374	196,349
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		4,726	384,649
KB Home (Household Durables)		15,477	398,223
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		7,139	688,200
Mattel, Inc. (Leisure Products)	(a)	63,239	708,909
Michaels Cos., Inc./ The (Specialty Retail)	(a)	16,467	143,263
Murphy U.S.A., Inc. (Specialty Retail)	(a)	5,478	460,316

Common Stocks (Continued)		Shares	Value

CONSUMER DISCRETIONARY (continued)
NVR, Inc. (Household Durables)	(a)	618	$2,082,815
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	9,531	830,245
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		4,123	184,381
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	19,513	375,820
Polaris Industries, Inc. (Leisure Products)		10,510	958,827
Pool Corp. (Distributors)		7,282	1,390,862
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	22,075	294,481
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	10,211	202,382
Service Corp. International (Diversified Consumer Svs.)		33,367	1,560,908
Signet Jewelers Ltd. (Specialty Retail)		9,555	170,843
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		13,111	651,355
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	24,603	774,748
Sotheby’s (Diversified Consumer Svs.)	(a)	6,059	352,210
Tempur Sealy International, Inc. (Household Durables)	(a)	8,417	617,555
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		12,230	656,384
Thor Industries, Inc. (Automobiles)		9,576	559,717
Toll Brothers, Inc. (Household Durables)		24,231	887,339
TRI Pointe Group, Inc. (Household Durables)	(a)	26,026	311,531
Tupperware Brands Corp. (Household Durables)		8,930	169,938
Urban Outfitters, Inc. (Specialty Retail)	(a)	12,554	285,604
Visteon Corp. (Auto Components)	(a)	5,176	303,210
Weight Watchers International, Inc. (Diversified Consumer Svs.)	(a)	7,114	135,877
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		33,369	653,365
Williams-Sonoma, Inc. (Specialty Retail)		14,428	937,820
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		17,138	752,358
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		17,812	992,841

			38,658,508

CONSUMER STAPLES – 2.7%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,602	605,171
Casey’s General Stores, Inc. (Food & Staples Retailing)		6,707	1,046,225
Edgewell Personal Care Co. (Personal Products)	(a)	9,908	267,021
Energizer Holdings, Inc. (Household Products)		11,640	449,770
Flowers Foods, Inc. (Food Products)		33,679	783,710
Hain Celestial Group, Inc. / The (Food Products)	(a)	16,396	359,072
Ingredion, Inc. (Food Products)		12,208	1,007,038
Lancaster Colony Corp. (Food Products)		3,575	531,245
Nu Skin Enterprises, Inc. Class A (Personal Products)		10,158	500,993
Post Holdings, Inc. (Food Products)	(a)	12,213	1,269,786
Sanderson Farms, Inc. (Food Products)		3,570	487,519
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	21,597	407,967
Tootsie Roll Industries, Inc. (Food Products)		3,473	128,258
TreeHouse Foods, Inc. (Food Products)	(a)	10,277	555,986

			8,399,761

ENERGY – 3.1%
Apergy Corp. (Energy Equip. & Svs.)	(a)	14,169	475,228
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	41,753	275,152

97	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

ENERGY (continued)
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	191,409	$373,248
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	35,782	261,566
Core Laboratories N.V. (Energy Equip. & Svs.)		8,119	424,461
Ensco Rowan PLC Class A (Energy Equip. & Svs.)		36,038	307,404
EQT Corp. (Oil, Gas & Consumable Fuels)		46,777	739,544
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		37,352	736,208
Matador Resources Co. (Oil, Gas & Consumable Fuels)	(a)	18,997	377,660
McDermott International, Inc. (Energy Equip. & Svs.)	(a)	33,257	321,263
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		29,880	736,542
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	49,518	281,262
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	18,110	369,263
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		38,178	439,429
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		21,941	686,753
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	43,578	315,069
Range Resources Corp. (Oil, Gas & Consumable Fuels)		38,162	266,371
SM Energy Co. (Oil, Gas & Consumable Fuels)		18,903	236,666
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	99,071	313,064
Transocean Ltd. (Energy Equip. & Svs.)	(a)	92,934	595,707
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		12,314	442,812
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	72,668	836,409

			9,811,081

FINANCIALS – 16.2%
Alleghany Corp. (Insurance)	(a)	2,644	1,800,855
American Financial Group, Inc. (Insurance)		12,972	1,329,241
Associated Banc-Corp. (Banks)		30,004	634,284
BancorpSouth Bank (Banks)		16,836	488,917
Bank of Hawaii Corp. (Banks)		7,505	622,239
Bank OZK (Banks)		22,130	665,892
Brighthouse Financial, Inc. (Insurance)	(a)	21,201	777,865
Brown & Brown, Inc. (Insurance)		42,863	1,435,910
Cathay General Bancorp (Banks)		13,980	502,022
Chemical Financial Corp. (Banks)		13,098	538,459
CNO Financial Group, Inc. (Insurance)		29,285	488,474
Commerce Bancshares, Inc. (Banks)		18,009	1,074,417
Cullen /Frost Bankers, Inc. (Banks)		11,551	1,081,867
East West Bancorp, Inc. (Banks)		26,645	1,246,187
Eaton Vance Corp. (Capital Markets)		20,891	901,029
Evercore, Inc. Class A (Capital Markets)		7,521	666,135
FactSet Research Systems, Inc. (Capital Markets)		7,004	2,007,066
Federated Investors, Inc. Class B (Capital Markets)		17,613	572,422
First American Financial Corp. (Insurance)		20,523	1,102,085
First Financial Bankshares, Inc. (Banks)		24,848	765,070
First Horizon National Corp. (Banks)		57,736	861,998
FNB Corp. (Banks)		59,451	699,738
Fulton Financial Corp. (Banks)		30,906	505,931
Genworth Financial, Inc. Class A (Insurance)	(a)	92,137	341,828
Green Dot Corp. Class A (Consumer Finance)	(a)	8,758	428,266
Hancock Whitney Corp. (Banks)		15,693	628,662
Hanover Insurance Group, Inc./ The (Insurance)		7,452	956,092

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
Home BancShares, Inc. (Banks)		28,296	$544,981
Interactive Brokers Group, Inc. Class A (Capital Markets)		13,750	745,250
International Bancshares Corp. (Banks)		9,973	376,082
Janus Henderson Group PLC (Capital Markets)		30,018	642,385
Kemper Corp. (Insurance)		11,442	987,330
Legg Mason, Inc. (Capital Markets)		15,862	607,197
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	1,368	574,601
Mercury General Corp. (Insurance)		4,967	310,437
Navient Corp. (Consumer Finance)		38,991	532,227
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		85,560	853,889
Old Republic International Corp. (Insurance)		52,139	1,166,871
PacWest Bancorp (Banks)		21,753	844,669
Pinnacle Financial Partners, Inc. (Banks)		13,245	761,323
Primerica, Inc. (Insurance)		7,752	929,852
Prosperity Bancshares, Inc. (Banks)		12,152	802,640
Reinsurance Group of America, Inc. (Insurance)		11,454	1,787,168
RenaissanceRe Holdings Ltd. (Insurance)		8,086	1,439,389
SEI Investments Co. (Capital Markets)		23,465	1,316,386
Signature Bank (Banks)		10,087	1,218,913
SLM Corp. (Consumer Finance)		79,144	769,280
Sterling Bancorp (Banks)		38,368	816,471
Stifel Financial Corp. (Capital Markets)		12,962	765,536
Synovus Financial Corp. (Banks)		28,834	1,009,190
TCF Financial Corp. (Banks)		30,059	624,927
Texas Capital Bancshares, Inc. (Banks)	(a)	9,204	564,849
Trustmark Corp. (Banks)		11,852	394,079
UMB Financial Corp. (Banks)		8,085	532,155
Umpqua Holdings Corp. (Banks)		40,361	669,589
United Bankshares, Inc. (Banks)		18,697	693,472
Valley National Bancorp (Banks)		60,732	654,691
W.R. Berkley Corp. (Insurance)		26,490	1,746,486
Washington Federal, Inc. (Thrifts & Mortgage Finance)		14,728	514,449
Webster Financial Corp. (Banks)		16,869	805,832
Wintrust Financial Corp. (Banks)		10,374	758,962

			50,884,509

HEALTH CARE – 9.7%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	16,238	567,518
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	30,466	354,320
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	5,339	648,208
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a)	8,696	379,233
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	3,667	1,146,268
Bio-Techne Corp. (Life Sciences Tools & Svs.)		6,934	1,445,670
Cantel Medical Corp. (Health Care Equip. & Supplies)		6,652	536,417
Catalent, Inc. (Pharmaceuticals)	(a)	26,677	1,446,160
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	8,926	1,266,599
Chemed Corp. (Health Care Providers & Svs.)		2,918	1,052,931
Covetrus, Inc. (Health Care Providers & Svs.)	(a)	17,586	430,154
Encompass Health Corp. (Health Care Providers & Svs.)		18,097	1,146,626
Exelixis, Inc. (Biotechnology)	(a)	55,246	1,180,607
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	14,014	592,792
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	9,375	1,128,188
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	9,990	653,346
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		12,225	1,278,979

98	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)			Shares	Value

HEALTH CARE (continued)
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	3,057	$770,089
Inogen, Inc. (Health Care Equip. & Supplies)	(a	)	3,292	219,774
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a	)	12,988	725,380
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	3,588	409,570
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	8,846	636,558
Mallinckrodt PLC (Pharmaceuticals)	(a	)	15,381	141,198
Masimo Corp. (Health Care Equip. & Supplies)	(a	)	8,988	1,337,594
Medidata Solutions, Inc. (Health Care Technology)	(a	)	11,399	1,031,723
MEDNAX, Inc. (Health Care Providers & Svs.)	(a	)	15,840	399,643
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a	)	11,464	1,640,957
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	9,499	556,071
Patterson Cos., Inc. (Health Care Providers & Svs.)			15,156	347,072
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a	)	10,819	1,072,704
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a	)	9,481	300,358
STERIS PLC (Health Care Equip. & Supplies)			15,480	2,304,662
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	11,206	572,515
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a	)	15,292	315,933
United Therapeutics Corp. (Biotechnology)	(a	)	8,021	626,119
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)			13,453	1,683,643

				30,345,579

INDUSTRIALS – 16.2%
Acuity Brands, Inc. (Electrical Equip.)			7,306	1,007,570
AECOM (Construction & Engineering)	(a	)	28,806	1,090,307
AGCO Corp. (Machinery)			11,809	916,024
ASGN, Inc. (Professional Svs.)	(a	)	9,665	585,699
Avis Budget Group, Inc. (Road & Rail)	(a	)	11,673	410,423
Axon Enterprise, Inc. (Aerospace & Defense)	(a	)	10,782	692,312
Brink’s Co. / The (Commercial Svs. & Supplies)			9,129	741,092
Carlisle Cos., Inc. (Industrial Conglomerates)			10,446	1,466,723
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a	)	9,308	661,799
Colfax Corp. (Machinery)	(a	)	17,431	488,591
Crane Co. (Machinery)			9,319	777,577
Curtiss-Wright Corp. (Aerospace & Defense)			7,830	995,428
Deluxe Corp. (Commercial Svs. & Supplies)			7,986	324,711
Donaldson Co., Inc. (Machinery)			23,347	1,187,428
Dycom Industries, Inc. (Construction & Engineering)	(a	)	5,763	339,268
EMCOR Group, Inc. (Construction & Engineering)			10,270	904,787
EnerSys (Electrical Equip.)			7,845	537,382
Fluor Corp. (Construction & Engineering)			25,615	862,969
GATX Corp. (Trading Companies & Distributors)			6,627	525,455
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a	)	10,347	1,034,700
Graco, Inc. (Machinery)			30,486	1,529,787
Granite Construction, Inc. (Construction & Engineering)			8,570	412,903
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)			13,560	411,139
Herman Miller, Inc. (Commercial Svs. & Supplies)			10,765	481,196
HNI Corp. (Commercial Svs. & Supplies)			7,937	280,811
Hubbell, Inc. (Electrical Equip.)			9,979	1,301,262
IDEX Corp. (Machinery)			13,861	2,386,033
Insperity, Inc. (Professional Svs.)			6,873	839,468
ITT, Inc. (Machinery)			16,075	1,052,591

Common Stocks (Continued)			Shares	Value

INDUSTRIALS (continued)
JetBlue Airways Corp. (Airlines)	(a	)	55,096	$1,018,725
Kennametal, Inc. (Machinery)			15,082	557,883
Kirby Corp. (Marine)	(a	)	9,871	779,809
Knight-Swift Transportation Holdings, Inc. (Road & Rail)			22,820	749,409
Landstar System, Inc. (Road & Rail)			7,353	794,050
Lennox International, Inc. (Building Products)			6,462	1,777,050
Lincoln Electric Holdings, Inc. (Machinery)			11,496	946,351
ManpowerGroup, Inc. (Professional Svs.)			10,952	1,057,963
MasTec, Inc. (Construction & Engineering)	(a	)	11,312	582,907
MSA Safety, Inc. (Commercial Svs. & Supplies)			6,445	679,239
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)			8,234	611,457
Nordson Corp. (Machinery)			9,466	1,337,640
NOW, Inc. (Trading Companies & Distributors)	(a	)	19,903	293,768
nVent Electric PLC (Electrical Equip.)			29,097	721,315
Old Dominion Freight Line, Inc. (Road & Rail)			11,856	1,769,627
Oshkosh Corp. (Machinery)			12,800	1,068,672
Regal Beloit Corp. (Electrical Equip.)			7,838	640,443
Resideo Technologies, Inc. (Building Products)	(a	)	22,462	492,367
Ryder System, Inc. (Road & Rail)			9,756	568,775
Stericycle, Inc. (Commercial Svs. & Supplies)	(a	)	15,666	748,051
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	6,634	1,816,854
Terex Corp. (Machinery)			11,468	360,095
Timken Co. / The (Machinery)			12,542	643,906
Toro Co. / The (Machinery)			19,486	1,303,613
Trex Co., Inc. (Building Products)	(a	)	10,710	767,907
Trinity Industries, Inc. (Machinery)			23,766	493,144
Valmont Industries, Inc. (Construction & Engineering)			4,001	507,367
Watsco, Inc. (Trading Companies & Distributors)			5,901	964,991
Werner Enterprises, Inc. (Road & Rail)			7,933	246,558
Woodward, Inc. (Machinery)			10,236	1,158,306
XPO Logistics, Inc. (Air Freight & Logistics)	(a	)	16,834	973,174

				50,676,851

INFORMATION TECHNOLOGY – 15.7%
ACI Worldwide, Inc. (Software)	(a	)	20,243	695,145
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	15,510	1,105,398
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			19,459	880,909
Belden, Inc. (Electronic Equip., Instr. & Comp.)			7,223	430,274
Blackbaud, Inc. (Software)			9,004	751,834
CACI International, Inc. Class A (IT Svs.)	(a	)	4,554	931,703
CDK Global, Inc. (Software)			22,268	1,100,930
Ciena Corp. (Communications Equip.)	(a	)	26,205	1,077,812
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	10,639	464,924
Cognex Corp. (Electronic Equip., Instr. & Comp.)			31,372	1,505,229
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	4,429	603,983
CommVault Systems, Inc. (Software)	(a	)	7,024	348,531
CoreLogic, Inc. (IT Svs.)	(a	)	14,771	617,871
Cree, Inc. (Semiconductors & Equip.)	(a	)	19,269	1,082,532
Cypress Semiconductor Corp. (Semiconductors & Equip.)			66,996	1,489,991
Fair Isaac Corp. (Software)	(a	)	5,308	1,666,818
First Solar, Inc. (Semiconductors & Equip.)	(a	)	13,887	912,098
InterDigital, Inc. (Communications Equip.)			5,808	374,035
j2 Global, Inc. (Software)			8,511	756,543
Jabil, Inc. (Electronic Equip., Instr. & Comp.)			25,470	804,852
KBR, Inc. (IT Svs.)			25,900	645,946
Leidos Holdings, Inc. (IT Svs.)			26,403	2,108,279
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			4,527	800,872
LiveRamp Holdings, Inc. (IT Svs.)	(a	)	12,628	612,205

99	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
LogMeIn, Inc. (Software)		9,121	$672,035
Lumentum Holdings, Inc. (Communications Equip.)	(a)	13,987	747,046
Manhattan Associates, Inc. (Software)	(a)	11,827	819,966
MAXIMUS, Inc. (IT Svs.)		11,684	847,557
MKS Instruments, Inc. (Semiconductors & Equip.)		9,951	775,083
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		7,252	984,677
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		20,520	861,635
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	21,988	683,827
NetScout Systems, Inc. (Communications Equip.)	(a)	12,762	324,027
Perspecta, Inc. (IT Svs.)		25,622	599,811
Plantronics, Inc. (Communications Equip.)		6,011	222,647
PTC, Inc. (Software)	(a)	18,956	1,701,491
Sabre Corp. (IT Svs.)		50,293	1,116,505
Science Applications International Corp. (IT Svs.)		9,318	806,566
Semtech Corp. (Semiconductors & Equip.)	(a)	12,206	586,498
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	7,934	820,376
Synaptics, Inc. (Semiconductors & Equip.)	(a)	6,318	184,106
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		7,595	747,348
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	6,680	698,728
Teradata Corp. (Software)	(a)	21,439	768,588
Teradyne, Inc. (Semiconductors & Equip.)		31,379	1,503,368
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	46,068	2,078,127
Tyler Technologies, Inc. (Software)	(a)	7,020	1,516,460
Universal Display Corp. (Semiconductors & Equip.)		7,779	1,462,919
Versum Materials, Inc. (Semiconductors & Equip.)		19,999	1,031,548
ViaSat, Inc. (Communications Equip.)	(a)	10,429	842,872
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		24,223	400,164
WEX, Inc. (IT Svs.)	(a)	7,919	1,647,944
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	9,882	2,070,180
			49,290,813
MATERIALS –6.4%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	23,074	581,465
AptarGroup, Inc. (Containers & Packaging)		11,570	1,438,614
Ashland Global Holdings, Inc. (Chemicals)		11,484	918,375
Cabot Corp. (Chemicals)		10,702	510,592
Carpenter Technology Corp. (Metals & Mining)		8,674	416,179
Chemours Co. / The (Chemicals)		30,017	720,408
Commercial Metals Co. (Metals & Mining)		21,586	385,310
Compass Minerals International, Inc. (Metals & Mining)		6,203	340,855
Domtar Corp. (Paper & Forest Products)		11,550	514,321
Eagle Materials, Inc. (Construction Materials)		8,077	748,738
Greif, Inc. Class A (Containers & Packaging)		4,807	156,468
Ingevity Corp. (Chemicals)	(a)	7,661	805,707
Louisiana-Pacific Corp. (Paper & Forest Products)		22,600	592,572
Minerals Technologies, Inc. (Chemicals)		6,450	345,139
NewMarket Corp. (Chemicals)		1,598	640,702
Olin Corp. (Chemicals)		30,181	661,266
Owens-Illinois, Inc. (Containers & Packaging)		28,418	490,779
PolyOne Corp. (Chemicals)		14,243	447,088
Reliance Steel & Aluminum Co. (Metals & Mining)		12,309	1,164,678

Common Stocks (Continued)	Shares	Value

MATERIALS (continued)
Royal Gold, Inc. (Metals & Mining)	11,996	$1,229,470
RPM International, Inc. (Chemicals)	23,997	1,466,457
Scotts Miracle-Gro Co. / The (Chemicals)	7,211	710,283
Sensient Technologies Corp. (Chemicals)	7,747	569,250
Silgan Holdings, Inc. (Containers & Packaging)	14,243	435,836
Sonoco Products Co. (Containers & Packaging)	18,317	1,196,833
Steel Dynamics, Inc. (Metals & Mining)	40,687	1,228,747
United States Steel Corp. (Metals &Mining)	31,558	483,153
Valvoline, Inc. (Chemicals)	34,455	672,906
Worthington Industries, Inc. (Metals & Mining)	7,133	287,175
		20,159,366
REAL ESTATE – 10.2%
Alexander & Baldwin, Inc. (Equity REIT)	12,412	286,717
American Campus Communities, Inc. (Equity REIT)	25,131	1,160,047
Brixmor Property Group, Inc. (Equity REIT)	54,550	975,354
Camden Property Trust (Equity REIT)	17,702	1,847,912
CoreCivic, Inc. (Equity REIT)	21,796	452,485
CoreSite Realty Corp. (Equity REIT)	6,755	777,973
Corporate Office Properties Trust (Equity REIT)	20,486	540,216
Cousins Properties, Inc. (Equity REIT)	26,604	962,267
CyrusOne, Inc. (Equity REIT)	20,719	1,195,901
Douglas Emmett, Inc. (Equity REIT)	29,616	1,179,901
EastGroup Properties, Inc. (Equity REIT)	6,730	780,545
EPR Properties (Equity REIT)	13,823	1,031,058
First Industrial Realty Trust, Inc. (Equity REIT)	23,157	850,788
GEO Group, Inc. / The (Equity REIT)	22,187	466,149
Healthcare Realty Trust, Inc. (Equity REIT)	23,658	740,968
Highwoods Properties, Inc. (Equity REIT)	18,980	783,874
Hospitality Properties Trust (Equity REIT)	30,095	752,375
JBG SMITH Properties (Equity REIT)	22,095	869,217
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	8,374	1,178,138
Kilroy Realty Corp. (Equity REIT)	18,485	1,364,378
Lamar Advertising Co. Class A (Equity REIT)	15,665	1,264,322
Liberty Property Trust (Equity REIT)	27,146	1,358,386
Life Storage, Inc. (Equity REIT)	8,537	811,698
Mack-Cali Realty Corp. (Equity REIT)	16,537	385,147
Medical Properties Trust, Inc. (Equity REIT)	72,215	1,259,430
National Retail Properties, Inc. (Equity REIT)	29,787	1,579,009
Omega Healthcare Investors, Inc. (Equity REIT)	39,277	1,443,430
Pebblebrook Hotel Trust (Equity REIT)	23,912	673,840
PotlatchDeltic Corp. (Equity REIT)	12,372	482,260
PS Business Parks, Inc. (Equity REIT)	3,665	617,662
Rayonier, Inc. (Equity REIT)	23,730	719,019
Sabra Health Care REIT, Inc. (Equity REIT)	32,856	646,935
Senior Housing Properties Trust (Equity REIT)	43,510	359,828
Tanger Factory Outlet Centers, Inc. (Equity REIT)	17,223	279,185
Taubman Centers, Inc. (Equity REIT)	11,196	457,133
Uniti Group, Inc. (Equity REIT)	33,712	320,264
Urban Edge Properties (Equity REIT)	22,032	381,814
Weingarten Realty Investors (Equity REIT)	21,899	600,471
		31,836,096
UTILITIES – 4.7%
ALLETE, Inc. (Electric Utilities)	9,450	786,335
Aqua America, Inc. (Water Utilities)	39,501	1,634,156
Black Hills Corp. (Multi-Utilities)	9,948	777,635
Hawaiian Electric Industries, Inc. (Electric Utilities)	19,942	868,474
IDACORP, Inc. (Electric Utilities)	9,224	926,366
MDU Resources Group, Inc. (Multi-Utilities)	36,257	935,431
National Fuel Gas Co. (Gas Utilities)	15,799	833,397
New Jersey Resources Corp. (Gas Utilities)	16,333	812,893
NorthWestern Corp. (Multi-Utilities)	9,234	666,233
OGE Energy Corp. (Electric Utilities)	36,650	1,559,824
ONE Gas, Inc. (Gas Utilities)	9,646	871,034

100	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)	Shares	Value

UTILITIES (continued)
PNM Resources, Inc. (Electric Utilities)	14,583	$742,421
Southwest Gas Holdings, Inc. (Gas Utilities)	9,776	876,125
Spire, Inc. (Gas Utilities)	9,289	779,533
UGI Corp. (Gas Utilities)	31,889	1,703,192

		14,773,049

Total Common Stocks (Cost $313,029,358)		$312,746,182

Money Market Funds – 0.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b)	1,372,088	$1,372,362

Total Money Market Funds (Cost $1,372,237)			$1,372,362

Total Investments – 100.1% (Cost $314,401,595)	(c)		$314,118,544
Liabilities in Excess of Other Assets – (0.1)%	(d)		(426,096)

Net Assets – 100.0%			$313,692,448

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $85,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	10	September 20, 2019	$1,914,358	$1,950,000	$35,642	$22,800

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)

Objective/Strategy

The ON BlackRock Advantage Large Cap Growth Portfolio (formerly the ON Bristol Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000 Growth Index for the previous 12 months.

Performance as of June 30, 2019

Average Annual returns
One year	3.18%
Five years	10.80%
Ten years	13.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.76% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON BlackRock Advantage Large Cap Growth Portfolio returned 25.89% versus 21.49% for its benchmark, the Russell 1000 Growth Index.

Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) replaced the Portfolio’s previous sub-adviser, Suffolk Capital Management, LLC (“Suffolk”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from ON Bristol Growth Portfolio to ON BlackRock Advantage Large Cap Growth Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2019 to January 31, 2019 (the “first one-month period”), the Portfolio was known as the ON Bristol Growth Portfolio, and was sub-advised by Suffolk. During the first one-month period, the Portfolio returned 13.31% versus 8.99% for the Russell 1000 Growth Index.

For the period from February 1, 2019 to June 30, 2019 (the “latter five-month period”), the Portfolio was sub-advised by BlackRock. During this period, the Portfolio returned 11.10% versus 11.47% for the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Suffolk: For the first one-month period, there were no market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark relative performance.

A. BlackRock: For the latter five-month period, two select months were the primary drivers of relative returns. The Portfolio outperformed its benchmark significantly in May, as the market declined, due to increased trade tensions and slowing global growth. One of the core drivers of the outperformance was a sentiment-based insight that evaluates the sentiment of informed bond investors. The signal provides an alternative lens into company quality and often exhibits defensive properties, which was particularly beneficial in May, as investors sought those characteristics. Machine-learned signals analyzing management conference calls were also beneficial, both to determine shorter-term management sentiment as well as longer term company fundamentals. These insights supported performance, as investors seemingly looked to management teams in order to help identify companies with strong, sustainable growth prospects during the market turmoil.

In contrast, the Portfolio struggled in June, amidst a strong market rally driven largely by geopolitical developments and central bank policy. The market rally was sparked by a sharp reversal, as a constructive meeting between the U.S. and China at the G20 Osaka Summit led to a decrease in trade tensions, while the Federal Reserve’s dovish rhetoric increased expectations of more supportive central bank policy. The erratic nature of global trade discussions, combined with the divergence of central bank policy globally, led to an environment in which the Portfolio’s macro thematic signals struggled over the course of the month. Additionally, certain insights that exhibit more defensive properties hindered performance, as the market experienced a sharp rally following the reversal at the beginning of the month.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Suffolk: For the first one-month period, both sector allocation and stock selection contributed positively to relative performance. Stock selection in Consumer Discretionary and Health Care contributed to relative outperformance, while stock selection in Communication Services detracted from relative performance.

A. BlackRock: The portfolio management team targets a generally sector-neutral approach and seeks to derive the majority of its alpha from security selection. That being said, a modest underweight to the Communication Services sector contributed slightly to performance during the latter five-month period, as the sector underperformed the broader market. On the other hand, a modest overweight to Health Care companies detracted slightly, as the sector underperformed, amidst a risk-on, pro-cyclical and pro-growth market environment. As expected though, the majority of relative performance was driven by security selection decisions. Stock selection was particularly positive in the Health Care sector, especially among pharmaceuticals companies, as well as health care equipment and supplies companies. Security selection was also positive in the Industrials sector, particularly among industrial conglomerates, and in the Consumer Discretionary sector. In contrast, selection within the Financials sector, specifically in the capital markets industry, was a notable detractor from relative performance. Stock selection in the Real Estate sector, especially among real estate investment trust companies, and in the Communication Services sector, hindered relative returns as well. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Suffolk: Top contributors for the first one-month period included Sage Therapeutics, Inc., as it announced positive results for a Phase 3 trial in postpartum depression. Celgene Corp. contributed, as it was acquired by Bristol-Myers Squibb Co. Aerie Pharmaceuticals, Inc., another top

102	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)

Contributor, expects to achieve its revenue target for Rhopressa, its new glaucoma drug, which is favorable compared to concerns of inventory buildup over the past several months. Additionally, the company announced positive pilot study results for Rhopressa in Japan, a significant new market opportunity.

The top detractor for the first one-month period was Facebook, Inc. Class A (“Facebook”). The Portfolio was underweight Facebook due to concerns of weaker growth for ad impressions and pricing. An underweight to Amazon.com, Inc. (“Amazon”), due to concerns of weaker U.S. e-commerce share gain and belief that increased regulation of e-commerce in India would impact Amazon’s growth, was another detractor. Alphabet, Inc. Class C detracted from relative performance, due to concerns Google would lose its share in online advertising to Amazon and might withdraw its news service in Europe should a “snippet” tax be implemented.

A. BlackRock: From a security standpoint, the top individual contributor for the latter five-month period was an underweight position in 3M Co., especially within April, as the share price tumbled. During this time, company management slashed the company’s profit outlook and announced that operating income decreased in all five of its major business units. High raw material prices, weak electronics and automotive markets, and headwinds from China caused the company to miss on earnings and forced it to cut 2,000 jobs. The Portfolio’s off-benchmark position in Target Corp. (“Target”) also contributed. Target’s stock outperformed the broader market following a very strong first-quarter earnings report that included better than expected results for both revenue and earnings, as well as healthy same-store sales growth. More convenient e-commerce options, as well as improvements in same-day fulfillment services, supported by its Shipt business, drove digital sales growth and sparked investor confidence in the retailer’s ability to compete with other retail giants. Lastly, the Portfolio’s overweight position in CDW Corp. was beneficial. Largely due to company growth indicated in its first quarter earnings announcement, shares in the Information Technology company increased roughly 30% over the latter five-month period. Company earnings and revenue both topped analyst expectations, as year-over-year earnings rose 18%, while revenue jumped 10%. (1)

In contrast, the top individual detractor for the period was the Portfolio’s overweight position in The Charles Schwab Corp. The company struggled amidst increased pricing pressure that some analysts believe could act as a headwind and stifle company revenue growth going forward. An overweight position in UnitedHealth Group, Inc. was the next largest individual detractor, as the stock declined roughly 8% during the latter five-month period. Despite fairly strong first quarter earnings, uncertainties around future policy changes caused investor concern, as certain policies, such as Medicare-for-All, could act as a significant headwind to health care providers and insurers. Analysts felt that the management team did little to address the potential risks and soothe investor concerns, causing a continued sell-off. Finally, the Portfolio’s underweight in Microsoft Corp. was a drag on relative performance, as those shares outperformed the broader market. The company’s rapidly growing cloud computing business, Azure, was the primary driver of returns, as cloud-service revenue grew 73% year-over-year in the first quarter. This growth significantly topped analyst expectations and resulted in company revenues and earnings both beating estimates, with revenues growing 14% year-over-year. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Suffolk: The Portfolio did not hold any derivatives or participate in any IPOs during the first one-month period.

A. BlackRock: Pursuant to the Portfolio’s investment strategy, futures contracts were used in order to equitize cash and prevent a cash drag on performance during the latter five-month period. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

103	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	98.2
Money Market Funds and Other Net Assets	1.8

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	6.1
2. Amazon.com, Inc.	6.0
3. Apple, Inc.	5.7
4. Facebook, Inc. Class A	3.6
5. Visa, Inc.	2.8
6. Merck & Co., Inc.	2.5
7. Alphabet, Inc. Class C	2.3
8. salesforce.com, Inc.	1.9
9. UnitedHealth Group, Inc.	1.7
10. Adobe, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	36.2
Health Care	14.2
Consumer Discretionary	14.0
Communication Services	11.1
Industrials	10.0
Consumer Staples	4.8
Financials	3.6
Real Estate	2.4
Materials	1.2
Utilities	0.5
Energy	0.2

98.2

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 98.2%		Shares	Value

COMMUNICATION SERVICES – 11.1%
Activision Blizzard, Inc. (Entertainment)		6,650	$313,880
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	1,447	1,566,812
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,417	2,612,559
Cargurus, Inc. (Interactive Media & Svs.)	(a)	1,680	60,665
CBS Corp. Class B (Media)		1,812	90,419
Comcast Corp. Class A (Media)		7,000	295,960
Electronic Arts, Inc. (Entertainment)	(a)	517	52,351
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	20,933	4,040,069
Interpublic Group of Cos., Inc. /The (Media)		55,003	1,242,518
Netflix, Inc. (Entertainment)	(a)	2,752	1,010,865
Omnicom Group, Inc. (Media)		1,820	149,149
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	1,973	53,705
Sinclair Broadcast Group, Inc. Class A (Media)		1,468	78,729
Sirius XM Holdings, Inc. (Media)		2,748	15,334
Take-Two Interactive Software, Inc. (Entertainment)	(a)	1,412	160,304
Twitter, Inc. (Interactive Media & Svs.)	(a)	4,661	162,669
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	450	20,101
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4,985	284,793
Zynga, Inc. Class A (Entertainment)	(a)	32,647	200,126

			12,411,008

CONSUMER DISCRETIONARY – 14.0%
Advance Auto Parts, Inc. (Specialty Retail)		2,681	413,249
Alibaba Group Holding Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	1,907	323,141
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,522	6,669,365
AutoZone, Inc. (Specialty Retail)	(a)	410	450,783
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	300	219,864
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		1,705	148,352
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		10,258	1,248,706
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,496	416,307
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	1,061	65,114
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		43,256	730,594
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	4,345	189,225
H&R Block, Inc. (Diversified Consumer Svs.)		1,049	30,736
Home Depot, Inc. / The (Specialty Retail)		1,384	287,830
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		15,003	886,527
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,548	639,385
McDonald’s Corp. (Hotels, Restaurants & Leisure)		169	35,094
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		11,226	942,423
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	766	41,081
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	981	362,303
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		858	103,998
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		449	22,306
Target Corp. (Multiline Retail)		1,555	134,679
TJX Cos., Inc. / The (Specialty Retail)		9,748	515,474

Common Stocks (Continued)		Shares	Value

CONSUMER DISCRETIONARY (continued)
Ulta Beauty, Inc. (Specialty Retail)	(a)	652	$226,172
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4,799	531,105

			15,633,813

CONSUMER STAPLES – 4.8%
Brown-Forman Corp. Class A (Beverages)		1,178	64,790
Church & Dwight Co., Inc. (Household Products)		6,689	488,698
Costco Wholesale Corp. (Food & Staples Retailing)		2,015	532,484
Estee Lauder Cos., Inc. / The Class A (Personal Products)		2,091	382,883
General Mills, Inc. (Food Products)		13,092	687,592
Hershey Co. / The (Food Products)		4,418	592,144
Monster Beverage Corp. (Beverages)	(a)	10,336	659,747
PepsiCo, Inc. (Beverages)		13,051	1,711,378
Performance Food Group Co. (Food & Staples Retailing)	(a)	7,534	301,586

			5,421,302

ENERGY – 0.2%
ConocoPhillips (Oil, Gas & Consumable Fuels)		4,299	262,239

FINANCIALS – 3.6%
American Express Co. (Consumer Finance)		4,081	503,759
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	2,039	434,654
Charles Schwab Corp. / The (Capital Markets)		34,818	1,399,335
Discover Financial Services (Consumer Finance)		1,037	80,461
First American Financial Corp. (Insurance)		6,080	326,496
Prudential Financial, Inc. (Insurance)		7,005	707,505
S&P Global, Inc. (Capital Markets)		890	202,733
TD Ameritrade Holding Corp. (Capital Markets)		8,261	412,389

			4,067,332

HEALTH CARE – 14.2%
AbbVie, Inc. (Biotechnology)		18,629	1,354,701
AmerisourceBergen Corp. (Health Care Providers & Svs.)		1,943	165,660
Amgen, Inc. (Biotechnology)		9,160	1,688,005
Anthem, Inc. (Health Care Providers & Svs.)		682	192,467
Bristol-Myers Squibb Co. (Pharmaceuticals)		13,399	607,645
Bruker Corp. (Life Sciences Tools & Svs.)		340	16,983
Celgene Corp. (Biotechnology)	(a)	5,627	520,160
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	1,750	262,220
Gilead Sciences, Inc. (Biotechnology)		19,438	1,313,231
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		3,645	381,340
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	981	270,099
Incyte Corp. (Biotechnology)	(a)	777	66,014
Johnson & Johnson (Pharmaceuticals)		7,669	1,068,138
Medtronic PLC (Health Care Equip. & Supplies)		1,712	166,732
Merck & Co., Inc. (Pharmaceuticals)		33,843	2,837,735
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,558	487,654
Stryker Corp. (Health Care Equip. & Supplies)		5,055	1,039,207
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		7,896	1,926,703
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	6,220	1,008,324
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	2,103	385,648
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a)	369	105,191

			15,863,857

INDUSTRIALS – 10.0%
Allegion PLC (Building Products)		8,111	896,671

105	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Boeing Co. / The (Aerospace & Defense)		895	$325,789
CoStar Group, Inc. (Professional Svs.)	(a)	1,678	929,713
Crane Co. (Machinery)		10,085	841,492
Cummins, Inc. (Machinery)		1,028	176,138
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,712	118,830
Honeywell International, Inc. (Industrial Conglomerates)		3,680	642,491
Hubbell, Inc. (Electrical Equip.)		3,152	411,021
Insperity, Inc. (Professional Svs.)		7,210	880,629
L3Harris Technologies, Inc. (Aerospace & Defense)		3,931	743,470
Landstar System, Inc. (Road & Rail)		296	31,965
Lockheed Martin Corp. (Aerospace & Defense)		3,566	1,296,384
Lyft, Inc. Class A (Road & Rail)	(a)	2,743	180,243
Oshkosh Corp. (Machinery)		3,983	332,541
PACCAR, Inc. (Machinery)		16,470	1,180,240
Raytheon Co. (Aerospace & Defense)		2,280	396,446
Rockwell Automation, Inc. (Electrical Equip.)		4,857	795,722
Roper Technologies, Inc. (Industrial Conglomerates)		71	26,004
Snap-on, Inc. (Machinery)		1,940	321,342
TriNet Group, Inc. (Professional Svs.)	(a)	5,177	351,001
Uber Technologies, Inc. (Road & Rail)	(a)	2,879	133,528
Waste Management, Inc. (Commercial Svs. & Supplies)		1,166	134,521

			11,146,181

INFORMATION TECHNOLOGY – 36.2%
Accenture PLC Class A (IT Svs.)		791	146,153
Adobe, Inc. (Software)	(a)	6,350	1,871,028
Apple, Inc. (Tech. Hardware, Storage & Periph.)		32,348	6,402,316
Applied Materials, Inc. (Semiconductors & Equip.)		6,808	305,747
Automatic Data Processing, Inc. (IT Svs.)		10,785	1,783,084
Booz Allen Hamilton Holding Corp. (IT Svs.)		6,853	453,737
Broadcom, Inc. (Semiconductors & Equip.)		715	205,820
CDW Corp. (Electronic Equip., Instr. & Comp.)		6,836	758,796
Ciena Corp. (Communications Equip.)	(a)	3,656	150,371
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	4,862	212,470
Cisco Systems, Inc. (Communications Equip.)		17,608	963,686
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	6,974	354,279
Fidelity National Information Services, Inc. (IT Svs.)		8,577	1,052,226
First Data Corp. Class A (IT Svs.)	(a)	1,105	29,912
GoDaddy, Inc. Class A (IT Svs.)	(a)	15,896	1,115,105
HP, Inc. (Tech. Hardware, Storage & Periph.)		2,360	49,065
International Business Machines Corp. (IT Svs.)		3,548	489,269
Intuit, Inc. (Software)		3,046	796,011
Master card, Inc. Class A (IT Svs.)		3,169	838,296
Microsoft Corp. (Software)		51,196	6,858,216
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		22,476	943,767
NVIDIA Corp. (Semiconductors & Equip.)		2,157	354,244
Palo Alto Networks, Inc. (Software)	(a)	861	175,437

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Paychex, Inc. (IT Svs.)		16,268	$1,338,694
Paycom Software, Inc. (Software)	(a)	736	166,866
Paylocity Holding Corp. (Software)	(a)	4,956	464,972
PayPal Holdings, Inc. (IT Svs.)	(a)	5,524	632,277
QUALCOMM, Inc. (Semiconductors & Equip.)		2,139	162,714
Red Hat, Inc. (Software)	(a)	1,408	264,366
RingCentral, Inc. Class A (Software)	(a)	2,843	326,718
salesforce.com, Inc. (Software)	(a)	13,734	2,083,860
ServiceNow, Inc. (Software)	(a)	5,797	1,591,682
Square, Inc. Class A (IT Svs.)	(a)	6,632	481,019
Tableau Software, Inc. Class A (Software)	(a)	566	93,967
Texas Instruments, Inc. (Semiconductors & Equip.)		9,638	1,106,057
VeriSign, Inc. (IT Svs.)	(a)	4,061	849,399
Visa, Inc. (IT Svs.)		18,004	3,124,594
Workday, Inc. Class A (Software)	(a)	4,045	831,571
Xilinx, Inc. (Semiconductors & Equip.)		5,434	640,777
Zendesk, Inc. (Software)	(a)	510	45,405

			40,513,973

MATERIALS – 1.2%
Air Products & Chemicals, Inc. (Chemicals)		2,347	531,291
Dow, Inc. (Chemicals)		58	2,860
Ecolab, Inc. (Chemicals)		2,291	452,335
Westrock Co. (Containers & Packaging)		9,992	364,408

			1,350,894

REAL ESTATE – 2.4%
Equity LifeStyle Properties, Inc. (Equity REIT)		10,427	1,265,212
Park Hotels & Resorts, Inc. (Equity REIT)		4,297	118,425
Prologis, Inc. (Equity REIT)		5,056	404,986
Ryman Hospitality Properties, Inc. (Equity REIT)		2,488	201,752
Simon Property Group, Inc. (Equity REIT)		4,177	667,317

			2,657,692

UTILITIES – 0.5%
American Water Works Co., Inc. (Water Utilities)		4,378	507,848
Black Hills Corp. (Multi-Utilities)		274	21,418
IDACORP, Inc. (Electric Utilities)		67	6,729
Southwest Gas Holdings, Inc. (Gas Utilities)		132	11,830

			547,825

Total Common Stocks (Cost $101,566,421)			$109,876,116

Money Market Funds – 1.4%		Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(b)	1,581,274	$1,581,591
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.310%	(b)	7,030	7,030

Total Money Market Funds (Cost $1,588,526)			$1,588,621

Total Investments – 99.6% (Cost $103,154,947)	(c)		$111,464,737
Other Assets in Excess of Liabilities – 0.4%	(d)		494,313

Net Assets – 100.0%			$111,959,050

106	(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR:	American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2019.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $88,200 of cash pledged as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	14	September 20, 2019	$2,038,267	$2,060,940	$22,673	$6,975

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of June 30, 2019

Average Annual returns
One year	12.60%
Five years	7.62%
Since inception (5/1/14)	7.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.01% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Risk Managed Balanced Portfolio returned 14.87% versus 18.54% for its benchmark, the S&P 500 Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.01% for the period.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio underperformed the S&P 500 Index during the period. Equities outperformed fixed income, and the Portfolio’s allocation to fixed income securities held back relative results. The Portfolio ended June with approximately 40% allocated to fixed income, 60% allocated to equities, and a small portion in cash. The asset allocations may vary based on market conditions, and positioning reflected the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income throughout the period. The equity sleeve also modestly underperformed its S&P 500 Index benchmark, largely due to stock selection.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio’s Treasury allocation contributed to relative outperformance. The fixed income portion of the Portfolio was positioned with a bias to longer-dated Treasuries, and the duration overweight performed well as rates rallied. Security selection in investment-grade corporates, the strongest-performing benchmark sector, also supported relative results. An out-of-index allocation to high-yield corporate bonds was another contributor to relative performance, as spreads tightened. Front-end and floating rate collateralized mortgage obligations, asset-backed securities and collateralized loan obligations allocations detracted from relative performance, largely due to their lack of duration. A modest cash balance detracted from relative performance during the period’s “risk-on” sentiment.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. In the equity sleeve, stock selection in Health Care, Industrials and Consumer Staples weighed on performance relative to the S&P 500 Index. Stock selection in the Financials, Information Technology and Energy sectors contributed to relative results. In terms of sector allocation, an underweight to the poor-performing Health Care sector proved beneficial, amid drug pricing rhetoric and Democratic candidate proposals for health care for all. The Energy sector also lagged, as oil prices declined late in the period, and the Portfolio’s underweight there further aided relative returns. An overweight to the strongest-performing sector, Information Technology, proved beneficial, while an overweight to Consumer Staples detracted from relative performance. (1)

In the fixed income sleeve, holdings in midstream energy, wireline communications and food and beverage contributed to relative results, largely due to overweight allocations. Holdings in independent energy, life insurance and railroads modestly detracted from relative results. (1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. During the six-month period, this allocation ranged between 18.4% and 22.0%. (1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the six-month period, compared to the Balanced Component, the Risk Managed Balanced Portfolio’s realized volatility was lower by 0.6% and the cumulative return was higher by 2.1%. Due to the higher return and lower volatility over the period, the risk-adjusted return of the Risk Managed Balanced Portfolio was materially enhanced compared to the Balanced Component. For the period, the Risk Management Component experienced a loss on index-based options associated with the time decay of premium value. This loss, however, was more than offset by gains on the Treasury futures positions. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Largest Equity Contributors:

•

Multinational financial services corporation Mastercard, Inc. Class A was the strongest individual contributor to relative performance. The company is growing faster than its competition and benefiting from smart acquisitions and its fixed-cost business model, which is resulting in high incremental margins. Payments companies continue to benefit as credit cards and electronic payments grow in popularity among consumers and businesses globally. (1)

108	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

•

Membership-only warehouse club Costco Wholesale Corp. also performed well. The company has been growing its grocery business and expanding its organics line, and the retailer is well positioned to take market share. (1)

Largest Fixed Income Contributor:

•

A position in Campbell Soup Co. was a top relative contributor. The company executed a small asset sale and is benefiting from its plans to sell additional assets, the proceeds of which are expected to be used for deleveraging. (1)

Largest Equity Detractors:

•	Not holding Facebook, Inc. Class A, which gained 47% in the benchmark during the period, was the top relative detractor. (1)

•

Online retailer Amazon.com, Inc. was the largest owned detractor on a relative basis. The stock performed well during the period, but the portfolio managers were building a position and did not capture all of the stock’s upside. (1)

Largest Fixed Income Detractor:

•

Novelis Corp., an industrial aluminum company, was a modest detractor from relative returns. The company, among others in the metals and mining sector, was disproportionately affected by U.S.-China trade tensions. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?

A. The Risk Management Component contributed 4.7% to the absolute return of the aggregate Portfolio during the period, primarily due to the use of derivative instruments. This was driven mainly by gains on both treasury and equity futures, slightly offset by the time decay of premium value of the Portfolio’s options. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

109	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Common Stocks (4)	46.7
Corporate Bonds (4)	14.0
U.S. Government Agency Mortgage-Backed Securities	8.1
U.S. Treasury Obligations	7.5
Purchased Options	5.9
Asset-Backed / Mortgage-Backed Securities (4)	1.6
Preferred Securities (4)	0.3
Money Market Funds Less Net Liabilities	15.9

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	2.9
2. Mastercard, Inc. Class A	2.2
3. Boeing Co. / The	1.6
4. Alphabet, Inc. Class C	1.6
5. McDonald’s Corp.	1.5
6. Apple, Inc.	1.4
7. U.S. Bancorp	1.4
8. Costco Wholesale Corp.	1.3
9. UnitedHealth Group, Inc.	1.3
10. Home Depot, Inc. / The	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Information Technology	13.0
Financials	10.0
Health Care	7.4
Industrials	7.2
Consumer Discretionary	7.0
Consumer Staples	5.8
Communication Services	5.2
Energy	2.2
Materials	2.1
Real Estate	1.6
Utilities	1.1

62.6

110	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks – 46.7%		Shares	Value
COMMUNICATION SERVICES – 3.3%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	5,584	$6,035,802
Comcast Corp. Class A (Media)		98,889	4,181,027
Walt Disney Co. / The (Entertainment)		18,927	2,642,966

			12,859,795

CONSUMER DISCRETIONARY – 5.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,370	2,594,273
General Motors Co. (Automobiles)		36,642	1,411,816
Hasbro, Inc. (Leisure Products)		16,639	1,758,410
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants &Leisure)		23,691	2,315,558
Home Depot, Inc. / The (Specialty Retail)		23,867	4,963,620
McDonald’s Corp. (Hotels, Restaurants & Leisure)		28,403	5,898,167
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		28,242	2,370,916
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	16,870	904,738
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		12,599	625,918

			22,843,416

CONSUMER STAPLES – 4.6%
Altria Group, Inc. (Tobacco)		88,715	4,200,655
Clorox Co. / The (Household Products)		8,477	1,297,914
Costco Wholesale Corp. (Food & Staples Retailing)		19,697	5,205,129
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,180	1,314,730
Hershey Co. / The (Food Products)		12,889	1,727,513
Kroger Co. / The (Food & Staples Retailing)		42,414	920,808
Sysco Corp. (Food & Staples Retailing)		42,238	2,987,071

			17,653,820

ENERGY – 0.9%
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		14,255	1,327,996
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		65,990	2,056,248

			3,384,244

FINANCIALS – 6.0%
American Express Co. (Consumer Finance)		14,979	1,849,008
Bank of America Corp. (Banks)		70,253	2,037,337
Blackstone Group, Inc. / The Class A (Capital Markets)		48,014	2,132,782
CME Group, Inc. (Capital Markets)		13,863	2,690,947
Morgan Stanley (Capital Markets)		43,729	1,915,767
Progressive Corp. / The (Insurance)		24,024	1,920,238
Synchrony Financial (Consumer Finance)		80,207	2,780,777
TD Ameritrade Holding Corp. (Capital Markets)		49,127	2,452,420
U.S. Bancorp (Banks)		100,806	5,282,234

			23,061,510

HEALTH CARE – 5.8%
Abbott Laboratories (Health Care Equip. & Supplies)		35,117	2,953,340
AbbVie, Inc. (Biotechnology)		17,160	1,247,875
Bristol-Myers Squibb Co. (Pharmaceuticals)		52,922	2,400,013
Eli Lilly & Co. (Pharmaceuticals)		24,063	2,665,940
Medtronic PLC (Health Care Equip. & Supplies)		23,188	2,258,279
Merck & Co., Inc. (Pharmaceuticals)		53,594	4,493,857
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4,151	1,219,065
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		20,686	5,047,591

			22,285,960

INDUSTRIALS – 6.2%
Boeing Co. / The (Aerospace & Defense)		16,862	6,137,937
CSX Corp. (Road & Rail)		55,767	4,314,693
Deere & Co. (Machinery)		11,938	1,978,246
Delta Air Lines, Inc. (Airlines)		32,044	1,818,497
General Dynamics Corp. (Aerospace & Defense)		22,773	4,140,587
Honeywell International, Inc. (Industrial Conglomerates)		11,107	1,939,171
Parker-Hannifin Corp. (Machinery)		5,245	891,702
Stanley Black & Decker, Inc. (Machinery)		8,655	1,251,600
United Parcel Service, Inc. Class B (Air Freight & Logistics)		13,590	1,403,439

			23,875,872

INFORMATION TECHNOLOGY – 11.7%
Accenture PLC Class A (IT Svs.)		20,472	3,782,611
Adobe, Inc. (Software)	(a)	14,425	4,250,326

111	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)		26,958	$5,335,527
Corning, Inc. (Electronic Equip., Instr. & Comp.)		58,355	1,939,137
Intel Corp. (Semiconductors &Equip.)		57,116	2,734,143
Lam Research Corp. (Semiconductors & Equip.)		11,471	2,154,713
Mastercard, Inc. Class A (IT Svs.)		31,991	8,462,579
Microsoft Corp. (Software)		84,809	11,361,014
NVIDIA Corp. (Semiconductors & Equip.)		8,095	1,329,442
salesforce.com, Inc. (Software)	(a)	8,890	1,348,880
Texas Instruments, Inc. (Semiconductors & Equip.)		20,636	2,368,187

			45,066,559

MATERIALS – 0.9%
LyondellBasell Industries N.V. Class A (Chemicals)		42,817	3,687,828

REAL ESTATE – 1.4%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	35,099	1,800,579
Crown Castle International Corp. (Equity REIT)		12,800	1,668,480
MGM Growth Properties LLC Class A (Equity REIT)		38,530	1,180,944
Outfront Media, Inc. (Equity REIT)		35,001	902,676

			5,552,679

Total Common Stocks (Cost $134,377,092)			$180,271,683

Corporate Bonds – 14.0%		Rate	Maturity	Face Amount	Value
COMMUNICATION SERVICES – 1.9%
AT&T, Inc. (Diversified Telecom. Svs.)		3.600%	07/15/2025	$170,000	$176,184
AT&T, Inc. (Diversified Telecom. Svs.)		4.350%	03/01/2029	528,000	566,431
AT&T, Inc. (Diversified Telecom. Svs.)		5.250%	03/01/2037	74,000	82,982
AT&T, Inc. (Diversified Telecom. Svs.)		4.850%	03/01/2039	180,000	193,063
AT&T, Inc. (Diversified Telecom. Svs.)		4.750%	05/15/2046	208,000	218,681
AT&T, Inc. (Diversified Telecom. Svs.)		5.150%	11/15/2046	165,000	182,253
AT&T, Inc. (Diversified Telecom. Svs.)		4.500%	03/09/2048	199,000	203,878
CCO Holdings LLC /CCO Holdings Capital Corp. (Media)		5.250%	03/15/2021	173,000	173,757
CenturyLink, Inc. (Diversified Telecom. Svs.)		6.450%	06/15/2021	182,000	192,465
CenturyLink, Inc. (Diversified Telecom. Svs.)		5.800%	03/15/2022	102,000	106,335
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		4.908%	07/23/2025	201,000	218,095
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		5.050%	03/30/2029	1,018,000	1,121,512
Comcast Corp. (Media)		3.150%	03/01/2026	146,000	150,820
Comcast Corp. (Media)		4.150%	10/15/2028	167,000	184,069
Comcast Corp. (Media)		4.250%	10/15/2030	189,000	210,511
Comcast Corp. (Media)		4.600%	10/15/2038	153,000	175,031
Comcast Corp. (Media)		4.950%	10/15/2058	158,000	192,567
CSC Holdings LLC (Media)	(b)	6.500%	02/01/2029	395,000	431,044
Fox Corp. (Media)	(b)	4.030%	01/25/2024	105,000	111,634
Sirius XM Radio, Inc. (Media)	(b)	5.500%	07/01/2029	238,000	243,998
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	370,000	384,245
UBM PLC (Media)	(b)	5.750%	11/03/2020	108,000	111,832
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	268,000	266,150
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.329%	09/21/2028	576,000	636,961
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.875%	02/08/2029	93,000	99,703
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.862%	08/21/2046	93,000	108,236
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.522%	09/15/2048	69,000	77,066
Verizon Communications, Inc. (Diversified Telecom. Svs.)		5.012%	08/21/2054	140,000	167,366
Viacom, Inc. (Entertainment)		5.850%	09/01/2043	291,000	343,330

					7,330,199

CONSUMER DISCRETIONARY – 0.7%
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	238,000	247,362
General Motors Co. (Automobiles)		5.000%	10/01/2028	235,000	246,804
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.250%	06/01/2025	88,000	94,283
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/15/2026	102,000	110,291
Lowe’s Cos., Inc. (Specialty Retail)		3.650%	04/05/2029	187,000	195,353
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	53,000	56,445
MGM Resorts International (Hotels, Restaurants & Leisure)		6.625%	12/15/2021	123,000	132,840
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	44,000	49,060
Newell Brands, Inc. (Household Durables)		4.200%	04/01/2026	315,000	312,940
Newell Brands, Inc. (Household Durables)		5.375%	04/01/2036	360,000	355,306
O’Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	6,166
O’Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	50,794
O’Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	275,000	288,240

112	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Service Corp. International (Diversified Consumer Svs.)		5.125%	06/01/2029	$298,000	$313,645
Starbucks Corp. (Hotels, Restaurants & Leisure)		4.450%	08/15/2049	180,000	196,867

					2,656,396

CONSUMER STAPLES – 1.2%
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.150%	01/23/2025	568,000	614,688
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.750%	01/23/2029	274,000	310,377
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	148,000	153,874
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	221,000	230,614
Campbell Soup Co. (Food Products)		4.800%	03/15/2048	238,000	240,573
General Mills, Inc. (Food Products)		4.200%	04/17/2028	314,000	338,204
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	5.875%	07/15/2024	70,000	72,013
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	5.750%	06/15/2025	124,000	128,960
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	6.750%	02/15/2028	38,000	41,278
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(b)	6.500%	04/15/2029	55,000	59,744
Keurig Dr Pepper, Inc. (Beverages)		4.597%	05/25/2028	277,000	303,057
Keurig Dr Pepper, Inc. (Beverages)		5.085%	05/25/2048	111,000	123,453
Kraft Heinz Foods Co. (Food Products)		4.000%	06/15/2023	79,000	82,626
Kraft Heinz Foods Co. (Food Products)		3.000%	06/01/2026	518,000	503,858
Kraft Heinz Foods Co. (Food Products)		4.625%	01/30/2029	98,000	105,397
Kraft Heinz Foods Co. (Food Products)		5.000%	06/04/2042	82,000	84,160
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	217,000	205,951
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	115,234
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	139,000	144,347
Mars, Inc. (Food Products)	(b)	3.950%	04/01/2049	186,000	199,874
Mars, Inc. (Food Products)	(b)	4.200%	04/01/2059	118,000	128,084
Reckson Operating Partnership LP (Household Products)		7.750%	03/15/2020	237,000	245,390
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	73,000	73,295

					4,505,051

ENERGY – 1.3%
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.250%	04/15/2027	98,000	101,343
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(b)	5.625%	10/01/2026	163,000	171,965
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		5.000%	09/15/2022	357,000	359,800
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.500%	04/15/2023	295,000	309,842
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.250%	03/15/2023	146,000	152,359
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	141,145
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.500%	06/01/2027	98,000	109,502
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	25,000	27,320
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		6.125%	12/15/2045	77,000	88,151
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		6.000%	06/15/2048	252,000	287,343
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.150%	06/01/2025	278,000	272,440
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	294,000	309,905
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	605,000	627,295
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/01/2026	242,000	265,911
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	304,000	318,682
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	69,000	73,878
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.550%	06/01/2045	66,000	76,318
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.200%	03/01/2048	44,000	49,666
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(b)	4.375%	08/15/2022	248,000	255,440
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(b)	4.875%	08/15/2027	136,000	143,990
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	147,000	148,103
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	322,000	342,775
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	4.750%	10/01/2023	242,000	245,332
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	09/15/2024	90,000	92,925

					4,971,430

FINANCIALS – 2.6%
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL +151) (Banks)	(c)	3.705%	04/24/2028	951,000	998,780
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL +107) (Banks)	(c)	3.970%	03/05/2029	232,000	248,004
Bank of America Corp. (Rate is fixed until 02/07/2029, at which point, the rate becomes QL + 121) (Banks)	(c)	3.974%	02/07/2030	317,000	339,500
Bank of Montreal (Banks)		3.300%	02/05/2024	312,000	323,469
Brown & Brown, Inc. (Insurance)		4.500%	03/15/2029	140,000	146,994
Cboe Global Markets, Inc. (Capital Markets)		3.650%	01/12/2027	267,000	280,182
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	1,168,000	1,235,185
Citizens Financial Group, Inc. (Banks)		3.750%	07/01/2024	47,000	47,729
Citizens Financial Group, Inc. (Banks)		4.350%	08/01/2025	41,000	43,014

113	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	$229,000	$242,147
E*TRADE Financial Corp. (Capital Markets)		3.800%	08/24/2027	214,000	215,383
E*TRADE Financial Corp. (Capital Markets)		4.500%	06/20/2028	79,000	83,032
First Republic Bank (Banks)		4.625%	02/13/2047	100,000	107,528
Ford Motor Credit Co. LLC (Consumer Finance)		3.815%	11/02/2027	648,000	620,567
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	302,000	308,689
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	04/09/2025	177,000	182,591
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	07/13/2025	54,000	55,660
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	107,000	108,950
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL+ 133) (Banks)	(c)	3.960%	01/29/2027	508,000	543,085
JPMorgan Chase & Co. (Rate is fixed until 01/21/2021, at which point, the rate becomes QL + 333) (Banks)	(c)	3.782%	02/01/2028	348,000	368,761
JPMorgan Chase & Co. (Rate is fixed until 02/01/2027, at which point, the rate becomes QL + 134) (Banks)	(c)	4.452%	12/05/2029	935,000	1,039,875
JPMorgan Chase & Co. (Rate is fixed until 01/29/2026, at which point, the rate becomes QL + 125) (Banks)	(c)	3.702%	05/06/2030	298,000	314,071
Morgan Stanley (Capital Markets)		4.350%	09/08/2026	274,000	293,700
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	464,000	485,122
Morgan Stanley (Rate is fixed until 05/06/2029, at which point, the rate becomes QL + 116) (Capital Markets)	(c)	4.431%	01/23/2030	534,000	591,186
Raymond James Financial, Inc. (Capital Markets)		4.950%	07/15/2046	236,000	265,935
Synchrony Financial (Consumer Finance)		4.375%	03/19/2024	61,000	63,847
Synchrony Financial (Consumer Finance)		3.950%	12/01/2027	254,000	253,591
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	236,000	254,183

					10,060,760

HEALTH CARE – 1.6%
Allergan Finance LLC (Pharmaceuticals)		3.250%	10/01/2022	175,000	177,852
Allergan Funding SCS (Pharmaceuticals)		3.450%	03/15/2022	327,000	333,773
Allergan Funding SCS (Pharmaceuticals)		3.800%	03/15/2025	210,000	217,827
Allergan, Inc. (Pharmaceuticals)		2.800%	03/15/2023	14,000	13,957
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	7.000%	03/15/2024	221,000	234,835
Boston Scientific Corp. (Health Care Equip. & Supplies)		3.750%	03/01/2026	137,000	145,628
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.000%	03/01/2029	71,000	76,757
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.700%	03/01/2049	114,000	130,679
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	3.400%	07/26/2029	125,000	130,734
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	4.125%	06/15/2039	90,000	97,488
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	4.250%	10/26/2049	155,000	170,606
Centene Corp. (Health Care Providers & Svs.)		4.750%	05/15/2022	15,000	15,319
Centene Corp. (Health Care Providers & Svs.)		6.125%	02/15/2024	171,000	179,122
Centene Corp. (Health Care Providers & Svs.)	(b)	5.375%	06/01/2026	428,000	449,935
Cigna Corp. (Health Care Providers & Svs.)	(b)	3.400%	09/17/2021	47,000	47,902
Cigna Corp. (Health Care Providers & Svs.)	(b)	3.750%	07/15/2023	189,000	196,669
CVS Health Corp. (Health Care Providers & Svs.)		4.750%	12/01/2022	120,000	127,389
CVS Health Corp. (Health Care Providers & Svs.)		4.100%	03/25/2025	332,000	349,970
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	172,000	181,276
CVS Health Corp. (Health Care Providers & Svs.)		5.050%	03/25/2048	183,000	194,632
Elanco Animal Health, Inc. (Pharmaceuticals)		4.272%	08/28/2023	112,000	117,504
Elanco Animal Health, Inc. (Pharmaceuticals)		4.900%	08/28/2028	104,000	116,094
Eli Lilly & Co. (Pharmaceuticals)		3.375%	03/15/2029	594,000	632,343
GlaxoSmithKline Capital PLC (Pharmaceuticals)		3.375%	06/01/2029	334,000	353,007
HCA, Inc. (Health Care Providers & Svs.)		4.500%	02/15/2027	285,000	303,936
HCA, Inc. (Health Care Providers & Svs.)		4.125%	06/15/2029	697,000	713,203
HCA, Inc. (Health Care Providers & Svs.)		5.125%	06/15/2039	124,000	128,800
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2049	180,000	187,148
IQVIA, Inc. (Life Sciences Tools & Svs.)	(b)	5.000%	05/15/2027	300,000	309,750
Teva Pharmaceutical Finance Co. BV (Pharmaceuticals)		3.650%	11/10/2021	88,000	84,700

					6,418,835

INDUSTRIALS – 0.9%
Boeing Co. / The (Aerospace & Defense)		2.250%	06/15/2026	35,000	34,068
Boeing Co. / The (Aerospace & Defense)		3.250%	03/01/2028	44,000	45,623
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	250,000	257,870
Boeing Co. / The (Aerospace & Defense)		3.600%	05/01/2034	290,000	302,505
GE Capital International Funding Co. Unlimited Co. (Industrial Conglomerates)		4.418%	11/15/2035	316,000	311,627
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(b)	5.000%	11/15/2025	429,000	444,015
IHS Markit Ltd. (Professional Svs.)	(b)	5.000%	11/01/2022	26,000	27,547
IHS Markit Ltd. (Professional Svs.)	(b)	4.750%	02/15/2025	215,000	230,609
Masonite International Corp. (Building Products)	(b)	5.625%	03/15/2023	66,000	67,980

114	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	$211,000	$223,732
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	67,000	70,355
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	199,000	233,218
Wabtec Corp. (Machinery)		4.400%	03/15/2024	247,000	261,385
Wabtec Corp. (Machinery)		3.450%	11/15/2026	66,000	64,466
Wabtec Corp. (Machinery)		4.950%	09/15/2028	735,000	787,712

					3,362,712

INFORMATION TECHNOLOGY – 1.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)		3.875%	01/15/2027	134,000	131,370
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.250%	04/15/2026	177,000	179,315
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.750%	04/15/2029	240,000	245,922
CommScope, Inc. (Communications Equip.)	(b)	5.500%	03/01/2024	197,000	202,171
CommScope, Inc. (Communications Equip.)	(b)	6.000%	03/01/2026	324,000	332,100
Dell International LLC / EMC Corp. (Tech. Hardware, Storage & Periph.)	(b)	5.300%	10/01/2029	148,000	155,757
Entegris, Inc. (Semiconductors & Equip.)	(b)	4.625%	02/10/2026	173,000	174,297
Fidelity National Information Services, Inc. (IT Svs.)		3.750%	05/21/2029	83,000	88,123
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	51,000	54,287
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.200%	06/22/2023	108,000	112,426
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.875%	06/22/2028	402,000	425,972
Micron Technology, Inc. (Semiconductors & Equip.)		5.500%	02/01/2025	88,000	90,530
Micron Technology, Inc. (Semiconductors & Equip.)		4.975%	02/06/2026	114,000	120,239
Micron Technology, Inc. (Semiconductors & Equip.)		5.327%	02/06/2029	293,000	310,037
Oracle Corp. (Software)		3.900%	05/15/2035	124,000	134,134
Qorvo, Inc. (Semiconductors & Equip.)		5.500%	07/15/2026	194,000	205,310
Total System Services, Inc. (IT Svs.)		4.800%	04/01/2026	369,000	405,290
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	270,000	283,738
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.900%	06/15/2028	544,000	582,577
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		4.750%	02/15/2026	772,000	757,371

					4,990,966

MATERIALS – 1.2%
Allegheny Technologies, Inc. (Metals & Mining)		5.950%	01/15/2021	223,000	229,133
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	227,000	231,994
CF Industries, Inc. (Chemicals)	(b)	4.500%	12/01/2026	116,000	120,564
Constellium SE (Metals & Mining)	(b)	5.750%	05/15/2024	281,000	287,323
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	351,000	351,439
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	341,000	341,000
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	100,399
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	386,000	405,129
Hudbay Minerals, Inc. (Metals & Mining)	(b)	7.250%	01/15/2023	307,000	316,210
Novelis Corp. (Metals & Mining)	(b)	5.875%	09/30/2026	558,000	564,975
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	55,000	59,351
Nutrien Ltd. (Chemicals)		5.000%	04/01/2049	67,000	75,973
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	116,000	121,753
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	286,000	296,368
Valvoline, Inc. (Chemicals)		5.500%	07/15/2024	90,000	93,060
Valvoline, Inc. (Chemicals)		4.375%	08/15/2025	202,000	201,495
WRKCo, Inc. (Containers & Packaging)		3.750%	03/15/2025	18,000	18,720
WRKCo, Inc. (Containers & Packaging)		4.650%	03/15/2026	110,000	119,581
WRKCo, Inc. (Containers & Packaging)		3.375%	09/15/2027	20,000	20,023
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	66,000	68,501
WRKCo, Inc. (Containers & Packaging)		4.900%	03/15/2029	460,000	502,653

					4,525,644

REAL ESTATE – 0.2%
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	136,902
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	165,571
Crown Castle International Corp. (Equity REIT)		5.200%	02/15/2049	172,000	197,643
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	197,000	204,780
Ventas Realty LP (Equity REIT)		3.500%	04/15/2024	282,000	292,433

					997,329

UTILITIES – 1.1%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.625%	05/20/2024	10,000	10,650
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	393,000	413,632
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	3.750%	06/15/2024	308,000	316,275
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7.250%	05/15/2026	273,000	300,641
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	01/15/2027	329,000	357,376
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		5.750%	01/15/2028	60,000	64,350

115	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	4.450%	06/15/2029	$297,000	$308,867
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	5.250%	06/15/2029	118,000	125,818
Oncor Electric Delivery Co. LLC (Electric Utilities)	(b)	2.750%	06/01/2024	242,000	246,404
Oncor Electric Delivery Co. LLC (Electric Utilities)	(b)	3.700%	11/15/2028	194,000	208,814
Oncor Electric Delivery Co. LLC (Electric Utilities)	(b)	3.800%	06/01/2049	297,000	313,062
PPL WEM Ltd. / Western Power Distribution Ltd. (Electric Utilities)	(b)	5.375%	05/01/2021	203,000	210,053
Southern Co. / The (Electric Utilities)		2.950%	07/01/2023	192,000	194,702
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.500%	09/01/2026	114,000	120,413
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.625%	02/15/2027	610,000	645,837
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.000%	07/31/2027	398,000	411,669

					4,248,563

Total Corporate Bonds (Cost $51,716,815)					$54,067,885

U.S. Government Agency Mortgage-Backed Securities – 8.1%		Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA		4.000%	07/15/2049	$2,950,000	$3,048,237
Fannie Mae or Freddie Mac UMBS TBA		4.500%	07/15/2049	766,000	800,365
Fannie Mae Pool FN AB6548		3.500%	10/01/2042	101,559	104,785
Fannie Mae Pool FN AB8407		3.500%	02/01/2043	25,052	25,945
Fannie Mae Pool FN AL3083		3.500%	12/01/2042	233,124	241,427
Fannie Mae Pool FN AL5310		3.500%	04/01/2044	4,365	4,555
Fannie Mae Pool FN AL5439		3.500%	11/01/2043	24,024	24,881
Fannie Mae Pool FN AL5887		4.500%	10/01/2044	26,586	28,861
Fannie Mae Pool FN AL5942		5.000%	07/01/2044	146,863	158,812
Fannie Mae Pool FN AL6348		3.500%	02/01/2045	34,605	35,843
Fannie Mae Pool FN AL6535		3.500%	02/01/2045	6,350	6,577
Fannie Mae Pool FN AL6542		4.500%	03/01/2045	42,240	45,857
Fannie Mae Pool FN AL6620		4.500%	08/01/2042	277,150	299,695
Fannie Mae Pool FN AL6997		4.500%	11/01/2042	20,762	22,353
Fannie Mae Pool FN AL7381		4.500%	06/01/2045	114,651	122,995
Fannie Mae Pool FN AL8855		3.500%	07/01/2046	18,330	18,983
Fannie Mae Pool FN AR2624		3.500%	02/01/2043	40,004	41,435
Fannie Mae Pool FN AS7168		3.500%	05/01/2046	47,511	49,097
Fannie Mae Pool FN AS7587		3.500%	07/01/2046	203,161	211,391
Fannie Mae Pool FN AS7822		3.500%	08/01/2046	585,201	604,629
Fannie Mae Pool FN AS9751		4.000%	05/01/2047	50,304	52,578
Fannie Mae Pool FN AT2957		3.000%	05/01/2043	30,716	31,138
Fannie Mae Pool FN AZ9203		3.000%	10/01/2045	77,144	77,923
Fannie Mae Pool FN BA2885		3.000%	10/01/2045	119,996	121,212
Fannie Mae Pool FN BA4752		3.000%	01/01/2046	15,975	16,187
Fannie Mae Pool FN BC1520		3.500%	08/01/2046	362,683	374,745
Fannie Mae Pool FN BC2468		3.000%	03/01/2046	330,902	335,259
Fannie Mae Pool FN BC2488		3.000%	03/01/2046	482,931	489,241
Fannie Mae Pool FN BC9077		3.500%	12/01/2046	24,150	24,952
Fannie Mae Pool FN BD0667		4.500%	06/01/2047	18,734	19,918
Fannie Mae Pool FN BD6435		4.000%	10/01/2046	7,519	7,822
Fannie Mae Pool FN BD8952		3.000%	11/01/2046	38,912	39,531
Fannie Mae Pool FN BD8980		3.000%	11/01/2046	38,075	38,681
Fannie Mae Pool FN BE0637		4.000%	07/01/2047	7,281	7,589
Fannie Mae Pool FN BE0640		4.500%	08/01/2047	16,038	16,983
Fannie Mae Pool FN BE2717		4.500%	07/01/2047	11,471	12,195
Fannie Mae Pool FN BE2732		4.000%	07/01/2047	25,118	26,344
Fannie Mae Pool FN BE2733		4.500%	07/01/2047	13,555	14,411
Fannie Mae Pool FN BE2774		4.000%	10/01/2047	57,246	59,633
Fannie Mae Pool FN BE2784		4.000%	11/01/2047	74,606	77,717
Fannie Mae Pool FN BE2786		4.500%	11/01/2047	64,003	67,775
Fannie Mae Pool FN BF0130		3.500%	08/01/2056	341,310	350,537
Fannie Mae Pool FN BF0167		3.000%	02/01/2057	303,562	306,028
Fannie Mae Pool FN BF0168		3.500%	02/01/2057	488,622	501,830
Fannie Mae Pool FN BH1596		4.000%	01/01/2048	37,889	40,189
Fannie Mae Pool FN BH1902		3.500%	12/01/2047	20,534	21,393
Fannie Mae Pool FN BH3305		4.500%	05/01/2047	28,467	30,606
Fannie Mae Pool FN BH3306		4.500%	05/01/2047	22,437	23,965
Fannie Mae Pool FN BH3307		4.500%	05/01/2047	23,899	25,387
Fannie Mae Pool FN BH3336		4.500%	05/01/2047	16,780	18,041
Fannie Mae Pool FN BH3337		4.500%	05/01/2047	13,493	14,412
Fannie Mae Pool FN BH3338		4.500%	05/01/2047	16,764	17,808
Fannie Mae Pool FN BH3540		4.000%	06/01/2047	6,836	7,128
Fannie Mae Pool FN BH3892		3.500%	08/01/2047	74,596	76,772

116	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BH4380	4.000%	06/01/2047	$14,195	$14,789
Fannie Mae Pool FN BH4639	4.500%	06/01/2047	9,912	10,657
Fannie Mae Pool FN BH4640	4.500%	05/01/2047	8,221	8,781
Fannie Mae Pool FN BH4667	4.500%	05/01/2047	5,408	5,814
Fannie Mae Pool FN BH4706	4.500%	05/01/2047	5,543	5,959
Fannie Mae Pool FN BH5672	4.000%	06/01/2047	13,550	14,124
Fannie Mae Pool FN BH5673	4.000%	07/01/2047	10,422	10,855
Fannie Mae Pool FN BH5725	4.000%	11/01/2047	85,481	89,045
Fannie Mae Pool FN BH6165	4.000%	07/01/2047	22,306	23,269
Fannie Mae Pool FN BH6168	4.000%	06/01/2047	28,065	29,265
Fannie Mae Pool FN BH6170	4.500%	07/01/2047	61,271	64,881
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	49,652	51,269
Fannie Mae Pool FN BH7029	4.000%	12/01/2047	170,388	177,448
Fannie Mae Pool FN BH7108	4.000%	01/01/2048	324,433	337,618
Fannie Mae Pool FN BH8168	4.000%	08/01/2047	27,579	28,747
Fannie Mae Pool FN BH8170	4.000%	08/01/2047	44,437	46,356
Fannie Mae Pool FN BH8171	4.500%	08/01/2047	86,761	91,873
Fannie Mae Pool FN BH8224	4.000%	08/01/2047	127,841	133,255
Fannie Mae Pool FN BH8655	4.000%	08/01/2047	12,008	12,501
Fannie Mae Pool FN BJ0241	4.000%	09/01/2047	11,653	12,147
Fannie Mae Pool FN BJ1588	4.000%	10/01/2047	25,660	26,730
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	121,854	125,945
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	22,796	23,476
Fannie Mae Pool FN BJ1735	4.000%	10/01/2047	52,087	54,251
Fannie Mae Pool FN BJ1747	4.000%	10/01/2047	31,935	33,301
Fannie Mae Pool FN BJ1758	4.000%	10/01/2047	49,450	51,464
Fannie Mae Pool FN BJ3260	4.500%	10/01/2047	5,697	6,025
Fannie Mae Pool FN BJ3265	4.000%	11/01/2047	22,187	23,107
Fannie Mae Pool FN BJ3443	4.000%	03/01/2048	32,933	34,918
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	88,384	91,399
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	32,309	33,383
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	295,634	309,105
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	518,039	540,505
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	17,679	18,417
Fannie Mae Pool FN BJ5796	4.500%	03/01/2048	108,324	115,002
Fannie Mae Pool FN BJ5834	4.500%	05/01/2048	58,879	62,420
Fannie Mae Pool FN BJ5844	4.500%	04/01/2048	84,401	89,694
Fannie Mae Pool FN BJ7349	4.000%	10/01/2048	24,044	25,171
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	125,761	131,492
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	53,891	55,730
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	130,636	137,261
Fannie Mae Pool FN BK3986	4.500%	05/01/2048	66,370	70,406
Fannie Mae Pool FN BK4039	4.500%	06/01/2048	67,407	71,337
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	333,006	346,132
Fannie Mae Pool FN BK5358	4.000%	05/01/2048	85,685	88,977
Fannie Mae Pool FN BK5378	4.000%	06/01/2048	137,101	142,331
Fannie Mae Pool FN BM1660	4.000%	08/01/2047	248,396	260,113
Fannie Mae Pool FN BM3032	3.000%	02/01/2047	630,707	642,965
Fannie Mae Pool FN BM3144	4.000%	11/01/2047	142,235	148,669
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	10,285	10,756
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	188,973	202,764
Fannie Mae Pool FN BM3557	4.000%	09/01/2047	289,207	307,787
Fannie Mae Pool FN BM3878	4.000%	04/01/2048	70,391	74,634
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	249,589	253,626
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	181,538	187,221
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	177,963	184,814
Fannie Mae Pool FN BM5058	4.000%	01/01/2048	25,884	27,444
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	291,675	304,060
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	108,622	112,203
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	134,511	141,229
Fannie Mae Pool FN BN4541	4.000%	02/01/2049	53,263	55,229
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	37,516	39,214
Fannie Mae Pool FN MA1363	3.000%	02/01/2043	8,219	8,332
Fannie Mae Pool FN MA1404	3.500%	04/01/2043	132,216	136,927
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	33,708	35,063
Fannie Mae Pool FN MA3525	4.500%	11/01/2038	152,141	160,208
Freddie Mac Gold Pool FG C92007	4.500%	05/01/2038	221,500	233,310
Freddie Mac Gold Pool FG C92015	4.500%	07/01/2038	170,866	180,034
Freddie Mac Gold Pool FG C92020	4.500%	09/01/2038	112,458	118,492
Freddie Mac Gold Pool FG G08622	3.000%	01/01/2045	59,078	60,008
Freddie Mac Gold Pool FG G08831	4.000%	08/01/2048	1,940,810	2,010,222

117	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Freddie Mac Gold Pool FG G60658		3.500%	07/01/2046	$389,226	$405,831
Freddie Mac Gold Pool FG G60726		3.500%	10/01/2046	488,648	505,269
Freddie Mac Gold Pool FG G60989		3.000%	12/01/2046	653,278	663,029
Freddie Mac Gold Pool FG G61315		3.500%	02/01/2047	302,417	312,663
Freddie Mac Gold Pool FG G61338		3.000%	08/01/2047	1,699,192	1,727,651
Freddie Mac Gold Pool FG G61360		3.500%	03/01/2048	87,212	90,157
Freddie Mac Gold Pool FG G61392		3.500%	12/01/2044	47,714	49,530
Freddie Mac Gold Pool FG G61596		3.500%	08/01/2048	336,759	348,132
Freddie Mac Gold Pool FG G61737		3.500%	11/01/2048	432,782	447,390
Freddie Mac Gold Pool FG G61810		4.000%	03/01/2047	25,890	27,120
Freddie Mac Gold Pool FG G67709		3.500%	03/01/2048	334,838	347,485
Freddie Mac Gold Pool FG Q40332		4.000%	05/01/2046	60,507	63,419
Freddie Mac Gold Pool FG Q41917		3.500%	07/01/2046	77,386	80,119
Freddie Mac Gold Pool FG Q52307		3.500%	11/01/2047	57,934	60,126
Freddie Mac Gold Pool FG Q52419		3.500%	11/01/2047	103,112	106,473
Freddie Mac Gold Pool FG Q52875		3.500%	12/01/2047	133,515	138,566
Freddie Mac Gold Pool FG Q53205		3.500%	12/01/2047	71,545	74,039
Freddie Mac Gold Pool FG Q54450		3.500%	02/01/2048	31,519	32,579
Freddie Mac Gold Pool FG Q54453		3.500%	02/01/2048	30,632	31,620
Freddie Mac Gold Pool FG Q54737		4.500%	03/01/2048	77,529	81,573
Freddie Mac Gold Pool FG Q54793		4.500%	03/01/2048	125,621	132,000
Freddie Mac Gold Pool FG Q54952		4.000%	03/01/2048	85,232	89,176
Freddie Mac Gold Pool FG Q55394		3.500%	04/01/2048	30,324	31,348
Freddie Mac Gold Pool FG Q55522		4.000%	04/01/2048	126,326	131,282
Freddie Mac Gold Pool FG Q55628		4.000%	04/01/2048	138,476	144,578
Freddie Mac Gold Pool FG Q55894		4.000%	05/01/2048	62,900	65,400
Freddie Mac Gold Pool FG Q55913		4.000%	05/01/2048	376,623	391,623
Freddie Mac Gold Pool FG Q56524		4.000%	06/01/2048	98,967	102,857
Freddie Mac Gold Pool FG Q57835		4.000%	08/01/2048	438,775	465,520
Freddie Mac Gold Pool FG Q58012		4.500%	08/01/2048	99,081	104,149
Freddie Mac Gold Pool FG Q58159		5.000%	09/01/2048	27,027	28,675
Freddie Mac Gold Pool FG Q58441		4.500%	09/01/2048	376,328	395,387
Freddie Mac Gold Pool FG Q60519		4.500%	12/01/2048	130,980	139,573
Freddie Mac Gold Pool FG Q60839		4.000%	01/01/2049	125,846	133,714
Freddie Mac Gold Pool FG U91030		3.500%	02/01/2043	91,756	95,109
Freddie Mac Gold Pool FG U99096		4.500%	05/01/2044	112,869	121,112
Freddie Mac Gold Pool FG U99114		3.500%	02/01/2044	12,355	12,804
Freddie Mac Gold Pool FG V82645		3.000%	10/01/2046	323,369	328,195
Ginnie Mae I Pool GN 784059		4.000%	01/15/2045	255,297	271,214
Ginnie Mae I Pool GN 784182		4.500%	08/15/2046	416,727	449,032
Ginnie Mae I Pool GN BB4357		4.000%	07/15/2047	337,284	357,744
Ginnie Mae I Pool GN BC7161		4.000%	08/15/2047	66,276	70,289
Ginnie Mae I Pool GN BD7109		4.000%	11/15/2047	67,767	71,108
Ginnie Mae I Pool GN BD7135		4.000%	12/15/2047	88,285	92,633
Ginnie Mae II Pool G2 BB9817		4.000%	08/20/2047	29,174	30,423
Ginnie Mae II Pool G2 BH3672		4.500%	05/20/2048	46,231	48,872
Ginnie Mae II Pool G2 BH3673		4.500%	05/20/2048	193,208	204,218
Ginnie Mae II Pool G2 MA5921		3.500%	05/20/2049	399,397	408,097
Ginnie Mae II Pool G2 MA5976		3.500%	06/20/2049	155,632	159,022
Ginnie Mae TBA		4.500%	07/15/2049	302,000	314,782
Ginnie Mae TBA		5.000%	07/15/2049	1,284,768	1,342,951

Total U.S. Government Agency Mortgage-Backed Securities (Cost $30,856,873)					$31,340,267

U.S. Treasury Obligations – 7.5%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(d)	0.000%	12/05/2019	$300,000	$297,354
U.S. Treasury Bill	(d)	0.000%	02/27/2020	250,000	246,755
U.S. Treasury Note		2.375%	04/30/2020	2,954,000	2,962,539
U.S. Treasury Note		2.750%	05/31/2023	1,220,100	1,266,283
U.S. Treasury Note		2.875%	09/30/2023	1,800,000	1,882,336
U.S. Treasury Note		2.875%	10/31/2023	1,370,700	1,434,416
U.S. Treasury Note		2.875%	11/30/2023	234,000	245,133
U.S. Treasury Note		2.625%	12/31/2023	618,000	640,982
U.S. Treasury Note		2.125%	03/31/2024	28,000	28,454
U.S. Treasury Note		2.250%	04/30/2024	246,000	251,468
U.S. Treasury Note		2.000%	05/31/2024	2,021,000	2,043,736
U.S. Treasury Note	(d)	2.250%	11/15/2024	1,865,000	1,907,545
U.S. Treasury Note		2.875%	11/30/2025	2,000	2,123
U.S. Treasury Note		2.375%	04/30/2026	113,000	116,628
U.S. Treasury Note		2.875%	08/15/2028	472,000	506,958
U.S. Treasury Note		3.125%	11/15/2028	2,742,000	3,005,917

118	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

U.S. Treasury Obligations (Continued)	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	2.625%	02/15/2029	$1,131,000	$1,192,012
U.S. Treasury Note	2.375%	05/15/2029	1,426,000	1,472,791
U.S. Treasury Note	2.250%	08/15/2046	384,000	362,295
U.S. Treasury Note	2.750%	08/15/2047	46,000	47,939
U.S. Treasury Note	2.750%	11/15/2047	1,287,000	1,341,396
U.S. Treasury Note	3.000%	02/15/2048	934,000	1,021,672
U.S. Treasury Note	3.000%	08/15/2048	157,000	171,927
U.S. Treasury Note	3.375%	11/15/2048	858,300	1,008,905
U.S. Treasury Note	3.000%	02/15/2049	1,136,000	1,245,872
U.S. Treasury Note	2.875%	05/15/2049	4,199,000	4,497,523

Total U.S. Treasury Obligations (Cost $28,173,105)				$29,200,959

Purchased Options – 5.9%	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	8,825,280	December 2020	$2,850	30	$816,600
S&P 500 Index Call Option	10,296,160	December 2020	$2,900	35	844,550
S&P 500 Index Call Option	5,883,520	December 2020	$3,000	20	380,700
S&P 500 Index Call Option	1,470,880	December 2020	$3,050	5	79,435
S&P 500 Index Call Option	29,417,600	December 2021	$2,800	100	3,665,700
S&P 500 Index Call Option	13,237,920	December 2021	$2,850	45	1,513,350
S&P 500 Index Call Option	25,004,960	December 2021	$2,900	85	2,621,400
S&P 500 Index Call Option	4,412,640	December 2021	$3,000	15	384,150
S&P 500 Index Put Option	8,825,280	December 2020	$2,850	30	567,390
S&P 500 Index Put Option	10,296,160	December 2020	$2,900	35	704,200
S&P 500 Index Put Option	5,883,520	December 2020	$3,000	20	481,400
S&P 500 Index Put Option	1,470,880	December 2020	$3,050	5	131,500
S&P 500 Index Put Option	29,417,600	December 2021	$2,800	100	2,381,000
S&P 500 Index Put Option	13,237,920	December 2021	$2,850	45	1,155,150
S&P 500 Index Put Option	25,004,960	December 2021	$2,900	85	2,348,550
S&P 500 Index Put Option	4,412,640	December 2021	$3,000	15	478,650
SPDR S&P 500 ETF Trust Call Option	4,043,400	December 2020	$275	138	463,956
SPDR S&P 500 ETF Trust Call Option	3,047,200	December 2020	$280	104	312,520
SPDR S&P 500 ETF Trust Call Option	2,490,500	December2020	$285	85	230,265
SPDR S&P 500 ETF Trust Call Option	4,834,500	December 2020	$290	165	404,910
SPDR S&P 500 ETF Trust Call Option	6,153,000	December 2020	$300	210	393,540
SPDR S&P 500 ETF Trust Call Option	3,105,800	December 2020	$305	106	171,190
SPDR S&P 500 ETF Trust Call Option	3,223,000	December 2020	$310	110	150,260
SPDR S&P 500 ETF Trust Put Option	4,043,400	December 2020	$275	138	207,276
SPDR S&P 500 ETF Trust Put Option	3,047,200	December 2020	$280	104	179,608
SPDR S&P 500 ETF Trust Put Option	2,490,500	December 2020	$285	85	161,585
SPDR S&P 500 ETF Trust Put Option	4,834,500	December 2020	$290	165	332,640
SPDR S&P 500 ETF Trust Put Option	6,153,000	December 2020	$300	210	501,060
SPDR S&P 500 ETF Trust Put Option	3,105,800	December 2020	$305	106	276,236
SPDR S&P 500 ETF Trust Put Option	3,223,000	December 2020	$310	110	307,230

Total Purchased Options (Cost $24,094,943)					$22,646,001

Asset-Backed / Mortgage-Backed Securities – 1.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.4%
Applebee’s Funding LLC	(b)	4.194%	06/07/2049	$195,000	$197,052
Applebee’s Funding LLC	(b)	4.723%	06/07/2049	99,000	100,341
DB Master Finance LLC 2019-1A A23	(b)	4.352%	05/20/2049	91,000	94,078
DB Master Finance LLC 2019-1A A2I	(b)	3.787%	05/20/2049	114,000	116,431
DB Master Finance LLC 2019-1A A2II	(b)	4.021%	05/20/2049	50,000	51,465
Domino’s Pizza Master Issuer LLC 2017-1A A2II	(b)	3.082%	07/25/2047	49,125	49,199
Domino’s Pizza Master Issuer LLC 2018-1A A2I	(b)	4.116%	07/25/2048	59,400	61,171
Jack In The Box Funding LLC 2019-1A A23	(b)	4.970%	08/25/2049	240,000	240,000
Jack In The Box Funding LLC 2019-1A A2I	(b)	3.982%	08/25/2049	240,000	240,000
Jack In The Box Funding LLC 2019-1A A2II	(b)	4.476%	08/25/2049	240,000	240,000
Wendy’s Funding LLC 2018-1A A2I	(b)	3.573%	03/15/2048	73,875	74,299

					1,464,036

FINANCIALS – 1.2%
AmeriCredit Automobile Receivables Trust 2015-3 D		3.340%	08/08/2021	383,000	384,747
Angel Oak Mortgage Trust I LLC 2018-2 A1	(b)	3.674%	07/27/2048	50,735	51,533
Arroyo Mortgage Trust 2018-1 A1	(b)	3.763%	04/25/2048	86,653	88,719
BAMLL Commercial Mortgage Securities Trust 2018-DSNY A	(b)	ML + 85	09/15/2034	144,000	144,038
BBCMS Mortgage Trust 2018-TALL A	(b)	ML + 72	03/15/2037	355,000	353,665
BBCMS Trust 2015-SRCH A2	(b)	4.197%	08/10/2035	210,000	230,879

119	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
BX Commercial Mortgage Trust 2018-IND A	(b)	ML + 75	11/15/2035	$315,104	$315,363
BXP Trust 2017-GM A	(b)	3.379%	06/13/2039	96,000	100,458
CSMLT 2015-2 A6	(b)	3.500%	08/25/2045	102,260	103,462
Drive Auto Receivables Trust 2017-AA D	(b)	4.160%	05/15/2024	101,000	102,730
Drive Auto Receivables Trust 2019-1 D		4.090%	06/15/2026	42,000	43,457
Fannie Mae Connecticut Avenue Securities 2014-C03 1M2		ML + 300	07/25/2024	270,724	283,877
Fannie Mae Connecticut Avenue Securities 2017-C02 2M1		ML + 115	09/25/2029	27,023	27,102
Fannie Mae Connecticut Avenue Securities 2017-C03 1M1		ML + 95	10/25/2029	19,160	19,210
Fannie Mae Connecticut Avenue Securities 2017-C06 1M1		ML + 75	02/25/2030	19,653	19,653
Fannie Mae Connecticut Avenue Securities 2017-C06 2M1		ML + 75	02/25/2030	15,989	15,997
Fannie Mae Connecticut Avenue Securities 2018-C01 1M1		ML + 60	07/25/2030	44,444	44,420
Fannie Mae Connecticut Avenue Securities 2018-C05 1M1		ML + 72	01/25/2031	13,684	13,689
Fannie Mae REMICS FNR 2018-27 EA		3.000%	05/25/2048	303,561	307,759
Government National Mortgage Association GNR 2019-18 FQ		ML + 45	02/20/2049	255,186	255,610
Government National Mortgage Association GNR 2019-18 QF		ML + 45	02/20/2049	225,142	225,558
JP Morgan Mortgage Trust 2019-5 A11	(b)	ML + 90	11/25/2049	42,000	42,027
Mello Warehouse Securitization Trust 2018-W1 A	(b)	ML + 85	11/25/2051	500,000	498,884
New Residential Mortgage Loan Trust 2018-2A A1	(b)	4.500%	02/25/2058	99,824	104,764
OneMain Direct Auto Receivables Trust 2018-1A C	(b)	3.850%	10/14/2025	100,000	102,260
OneMain Direct Auto Receivables Trust 2018-1A D	(b)	4.400%	01/14/2028	100,000	103,066
Towd Point HE Trust 2019-HE1 A1	(b)	ML + 90	04/25/2048	240,000	239,237
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		6.308%	05/15/2046	8,490	8,541
Wells Fargo Mortgage Backed Securities 2018-1 A17	(b)	3.500%	07/25/2047	94,365	94,560
Wells Fargo Mortgage Backed Securities 2019-1 A3	(b)	4.000%	11/25/2048	100,390	102,080
Wells Fargo Mortgage Backed Securities 2019-2 A17	(b)	4.000%	04/25/2049	104,283	106,033
WinWater Mortgage Loan Trust 2015-5 A5	(b)	3.500%	08/20/2045	320,689	322,355

					4,855,733

Total Asset-Backed / Mortgage-Backed Securities (Cost $6,275,531)					$6,319,769

Preferred Securities – 0.3%			Rate	Quantity	Value
FINANCIALS – 0.2%
Goldman Sachs Capital I (Capital Markets)			6.345%	497,000	$624,336

INDUSTRIALS –0.1%
General Electric Co. (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Industrial Conglomerates)	(c)		5.000%	402,000	385,623

Total Preferred Securities (Cost $960,981)					$1,009,959

Money Market Funds – 16.8%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 2.449%	(f)			64,789,983	$64,802,941
State Street Institutional U.S. Government Money Market Fund Institutional Class, 2.310%	(f)			238,460	238,460

Total Money Market Funds (Cost $65,034,265)					$65,041,401

Total Investments – 100.9% (Cost $341,489,605)	(g)				$389,897,924
Liabilities in Excess of Other Assets – (0.9)%	(d)				(3,588,151)

Net Assets – 100.0%					$386,309,773

120	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ML:	Monthly U.S. LIBOR Rate, 2.398% at 06/30/2019
QL:	Quarterly U.S. LIBOR Rate, 2.320% at 06/30/2019
TBA:	To Be Announced
UMBS:	Uniform Mortgage-Backed Security; the securities actually delivered on settlement of the TBA could be issued by Fannie Mae, Freddie Mac, or any combination thereof

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2019, the value of these securities totaled $15,767,287, or 4.1% of the Portfolio’s net assets.

(c)

Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2019.

(d)

Security is fully or partially pledged, in addition to $700,469 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2019. See also the following Schedule of Open Futures Contracts.

(e)	100 shares per contract.
(f)	Rate represents the seven-day yield at June 30, 2019.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2019 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
10-Year U.S. Treasury Note - Long	1,569	September 19, 2019	$196,221,357	$200,782,969	$4,561,612	$49,031
U.S. Treasury Long Bond - Long	53	September 19, 2019	8,038,337	8,246,469	208,132	(6,625)
CME E-mini S&P 500 Index - Long	370	September 20, 2019	53,722,214	54,467,700	745,486	246,050

			$257,981,908	$263,497,138	$5,515,230	$288,456

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Conservative Model Portfolio is a fund of funds that seeks current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

Performance as of June 30, 2019

Average Annual returns
One year	7.13%
Since inception (3/1/17)	4.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.13% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.92% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Conservative Model Portfolio returned 8.91% versus 7.55% for its benchmark, the Morningstar® Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2019, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s large cap and domestic stock holdings benefited relative performance. (1)

Fixed income markets also provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve signaled a more dovish policy. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds. The Portfolio is overweight to corporate bonds benefited performance, while its exposure to short term bonds detracted. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds benefited performance. On the fixed income side, the overweight allocation to corporate bonds aided performance, while the allocation to shorter bonds detracted from performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds were the Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio (“ON JHV”), the Ohio National Fund, Inc. - ON S&P 500® Index Portfolio (“ON S&P 500”), and the Ohio National Fund, Inc.- ON S&P MidCap 400® Index Portfolio (“ON S&P MidCap 400”). ON JHV benefited from its exposure to growth stocks, which outperformed during the period. ON S&P 500 is comprised of stocks that represent a large percentage of the U.S. domestic equity market, which performed well. Likewise, the ON S&P MidCap 400 benefited from its exposure to domestic stocks, which outperformed foreign stocks during the period. (1)

The top three detractors from performance were PIMCO Low Duration Institutional, PIMCO Total Return Institutional, and PIMCO Real Return Institutional. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Total Return Institutional underperformed due to its lower weighting in corporate bonds. PIMCO Real Return Institutional focuses on inflation protected securities. It underperformed in an environment of low inflation. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Conservative Target Risk Index exposure is set at 20%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

122	(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	22.0
2.	PIMCO Total Return Institutional	17.0
3.	PIMCO Real Return Institutional	15.0
4.	PIMCO Low Duration Institutional	11.0
5.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	11.0
6.	Ohio National Fund, Inc. - ON Bond Portfolio	7.0
7.	Ohio National Fund, Inc.- ON Federated High Income Bond Portfolio	7.0
8.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	3.0
9.	DFA International Core Equity Portfolio Institutional	2.0
10.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

123

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2019 (Unaudited)

Open-End Mutual Funds – 67.1%		Shares	Value
DFA International Core Equity Portfolio Institutional		119,874	$1,554,768
PIMCO Low Duration Institutional		860,875	8,453,788
PIMCO Real Return Institutional		1,038,864	11,541,779
PIMCO Total Return Institutional		1,261,970	13,061,385
Western Asset Core Plus Bond IS		1,420,383	16,902,563

Total Open-End Mutual Funds			$51,514,283

Total Investments in Securities of Unaffiliated Issuers – 67.1% (Cost $50,614,810)	(a)		$51,514,283
Total Investments in Affiliates – 32.9% (Cost $23,622,873) (see schedule below)	(a)		25,279,835
Liabilities in Excess of Other Assets – 0.0%			(22,782)

Net Assets – 100.0%			$76,771,336

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2019 (Unaudited)

Affiliate			Value at January 1, 2019	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2019	Value at June 30, 2019
Open-End Mutual Funds – 32.9%
Ohio National Fund, Inc.- ON Bond Portfolio	(a	)(b)	$5,557,747	$311,411	$1,032,903	$8,706	$517,428	$—	$—	285,385	$5,362,389
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a	)(b)	5,470,926	445,447	1,090,824	331,426	205,414	—	—	259,303	5,362,389
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a	)(b)	2,307,819	316,032	556,457	32,149	198,624	—	—	127,252	2,298,167
Ohio National Fund, Inc. - ON International Equity Portfolio	(a	)(b)	1,572,159	164,511	429,635	(33,493)	258,569	—	—	101,465	1,532,111
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a	)(b)	767,825	128,462	302,388	3,387	168,770	—	—	19,991	766,056
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a	)(b)	8,441,448	1,269,375	2,738,972	231,577	1,223,184	—	—	253,432	8,426,612
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a	)(b)	1,525,495	273,634	528,535	(3,185)	264,702	—	—	84,228	1,532,111

Total Open-End Mutual Funds						$570,567	$2,836,691	$—	$—		$25,279,835

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2019.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of June 30, 2019

Average Annual returns
One year	6.56%
Since inception (3/1/17)	5.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.06% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Moderately Conservative Model Portfolio returned 11.10% versus 9.85% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2019, domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s holdings of large cap, domestic, and growth stocks benefited relative performance. (1)

Fixed income markets also provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve signaled a more dovish policy. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds. The Portfolio is overweight to corporate bonds benefited performance, while its exposure to short term bonds detracted from performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance versus the benchmark. On the fixed income side, the overweight allocation to corporate bonds aided performance versus the benchmark, while the allocation to shorter bonds detracted from performance relative to the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds were the Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio, the Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio, the Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio. Each of the funds benefited from its exposure to domestic growth stocks in the mid cap, small cap, and large cap sectors, respectively. (1)

The top three detractors from performance were PIMCO Low Duration Institutional, PIMCO Total Return Institutional, and PIMCO Real Return Institutional. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Total Return fund underperformed due to its lower weighting in corporate bonds. PIMCO Real Return Institutional focuses on inflation protected securities. It underperformed in an environment of low inflation. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder

125	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	17.0
2.	PIMCO Total Return Institutional	13.0
3.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	13.0
4.	PIMCO Real Return Institutional	9.0
5.	PIMCO Low Duration Institutional	8.0
6.	Ohio National Fund, Inc. - ON Bond Portfolio	6.0
7.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	6.0
8.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	5.0
9.	Ohio National Fund, Inc. - ON International Equity Portfolio	4.5
10.	DFA International Core Equity Portfolio Institutional	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

126

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2019 (Unaudited)

Open-End Mutual Funds – 52.6%		Shares	Value
DFA Emerging Markets Portfolio Institutional		122,069	$3,417,937
DFA International Core Equity Portfolio Institutional		532,240	6,903,153
PIMCO Low Duration Institutional		1,853,249	18,198,901
PIMCO Real Return Institutional		1,845,093	20,498,978
PIMCO Total Return Institutional		2,856,531	29,565,102
Vanguard International Growth Fund Admiral Class		24,127	2,267,415
Western Asset Core Plus Bond IS		3,248,831	38,661,089

Total Open-End Mutual Funds			$119,512,575

Total Investments in Securities of Unaffiliated Issuers – 52.6% (Cost $117,594,447)	(a)		$119,512,575
Total Investments in Affiliates – 47.4% (Cost $103,414,417) (see schedule below)	(a)		107,702,205
Liabilities in Excess of Other Assets – 0.0%			(32,730)

Net Assets – 100.0%			$227,182,050

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2019 (Unaudited)

Affiliate		Value at January 1, 2019	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2019	Value at June 30, 2019
Open-End Mutual Funds – 47.4%
Fidelity Advisor® Mid Cap II Class I	(a)	$4,511,453	$490,692	$1,123,875	$(105,522)	$762,082	$—	$136,771	236,929	$4,534,830
Fidelity Advisor® Real Estate I	(a)	2,260,163	304,132	678,585	(32,145)	413,850	6,920	—	99,666	2,267,415
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	14,429,925	168,109	2,367,218	57,062	1,316,611	—	—	724,028	13,604,489
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	6,856,092	97,453	3,285,311	793,803	72,793	—	—	105,979	4,534,830
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	14,266,409	131,158	2,188,922	1,007,773	388,071	—	—	657,857	13,604,489
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	11,658,209	528,801	2,014,004	1,966,728	(802,660)	—	—	627,745	11,337,074
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	14,354,319	171,990	5,793,468	(806,773)	2,277,299	—	—	675,720	10,203,367
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	2,315,876	139,606	759,503	8,191	563,245	—	—	47,826	2,267,415
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	2,315,481	143,074	687,385	9,949	486,296	—	—	87,987	2,267,415
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(b)	2,264,567	188,224	709,284	5,871	518,037	—	—	59,170	2,267,415
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	4,605,428	299,403	1,311,515	(14,557)	956,071	—	—	224,608	4,534,830
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	27,742,673	3,682,240	7,219,218	1,099,389	4,171,308	—	—	886,508	29,476,392
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(b)	6,777,920	568,202	1,732,711	(163,309)	1,352,142	—	—	373,955	6,802,244

Total Open-End Mutual Funds					$3,826,460	$12,475,145	$6,920	$136,771		$107,702,205

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2019.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

Objective/Strategy

The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of June 30, 2019

Average Annual returns
One year	5.34%
Since inception (3/1/17)	5.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.07% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Balanced Model Portfolio returned 12.74% versus 12.08% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2019 domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s holdings of large cap, domestic, and growth stocks benefited performance, while its exposure to value stocks and emerging market stocks detracted from performance. (1)

Fixed income markets also provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve signaled a more dovish policy. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds benefited performance, while its exposure to short term bonds detracted. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance, while exposure to emerging market funds detracted. On the fixed income side, the overweight allocation to corporate bonds aided performance, while the allocation to shorter bonds detracted. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds were the Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio, the Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Growth Portfolio, and the Ohio National Fund, Inc. - ON BlackRock Advantage Small Cap Growth Portfolio. Each of the funds benefited from its exposure to domestic growth stocks in the mid cap, large cap, and small cap sectors, respectively. (1)

The top three detractors from performance were PIMCO Low Duration Institutional, PIMCO Total Return Institutional, and PIMCO Real Return Institutional. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Total Return Institutional underperformed due to its lower weighting in corporate bonds. PIMCO Real Return Institutional focuses on inflation protected securities. It underperformed in an environment of low inflation. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

128	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	14.0
2.	PIMCO Total Return Institutional	10.0
3.	Ohio National Fund, Inc. - ON International Equity Portfolio	7.5
4.	PIMCO Real Return Institutional	7.0
5.	PIMCO Low Duration Institutional	7.0
6.	Western Asset Core Plus Bond IS	7.0
7.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	7.0
8.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	6.0
9.	DFA International Core Equity Portfolio Institutional	4.0
10.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

129

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2019 (Unaudited)

Open-End Mutual Funds – 42.6%		Shares	Value
DFA Emerging Markets Portfolio Institutional		1,200,433	$33,612,125
DFA International Core Equity Portfolio Institutional		3,489,369	45,257,114
Lazard Emerging Markets Equity Class R6		943,234	16,723,541
PIMCO Low Duration Institutional		7,973,405	78,298,838
PIMCO Real Return Institutional		7,056,340	78,395,938
PIMCO Total Return Institutional		10,804,429	111,825,835
Vanguard International Growth Fund Admiral Class		355,896	33,447,081
Western Asset Core Plus Bond IS		6,577,846	78,276,373

Total Open-End Mutual Funds			$475,836,845

Total Investments in Securities of Unaffiliated Issuers – 42.6% (Cost $471,866,620)	(a)		$475,836,845
Total Investments in Affiliates – 57.4% (Cost $613,575,755) (see schedule below)	(a)		641,069,051
Liabilities in Excess of Other Assets – 0.0%			(143,375)

Net Assets – 100.0%			$1,116,762,521

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2019 (Unaudited)

Affiliate		Value at January 1, 2019	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2019	Value at June 30, 2019
Open-End Mutual Funds – 57.4%
Fidelity Advisor® Mid Cap II Class I	(a)	$33,130,964	$2,332,408	$6,767,716	$(576,291)	$5,327,716	$—	$996,841	1,747,496	$33,447,081
Fidelity Advisor® Real Estate I	(a)	11,117,605	999,597	2,813,178	(36,503)	1,881,506	34,056	—	490,067	11,149,027
Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Core Portfolio	(a)(b)	32,873,140	0	37,575,674	3,051,068	1,651,466	—	—	—	—
Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Growth Portfolio	(a)(b)	—	22,592,783	320,249	(320)	25,840	—	—	860,264	22,298,054
Ohio National Fund, Inc. - ON BlackRock Advantage Small Cap Growth Portfolio	(a)(b)	—	11,543,959	546,408	3,699	147,777	—	—	384,052	11,149,027
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	46,653,347	303,769	6,844,226	500,460	3,982,758	—	—	2,373,396	44,596,108
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(b)	21,582,749	1,658,601	16,458,758	3,616,090	750,345	—	—	177,194	11,149,027
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	33,632,658	38,805	15,578,052	6,234,836	(2,030,193)	—	—	521,104	22,298,054
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	46,073,588	56,110	6,061,721	4,091,431	436,700	—	—	2,156,485	44,596,108
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	68,460,865	1,544,367	9,907,541	6,876,550	(80,079)	—	—	3,703,996	66,894,162
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	104,680,132	202,380	33,399,370	(4,357,733)	16,492,293	—	—	5,537,596	83,617,702
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	11,370,364	351,014	3,349,074	39,663	2,737,060	—	—	235,162	11,149,027
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	11,381,204	11,774,732	6,031,053	89,952	5,083,219	—	—	865,272	22,298,054
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	22,571,601	931,658	5,783,893	367,095	4,211,593	—	—	1,104,411	22,298,054
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	147,536,690	14,776,073	33,764,527	5,518,265	22,019,876	—	—	4,694,327	156,086,377
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(b)	77,497,515	4,060,496	16,907,936	(771,229)	14,164,343	—	—	4,290,445	78,043,189

Total Open-End Mutual Funds					$24,647,033	$76,802,220	$34,056	$996,841		$641,069,051

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2019.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of June 30, 2019

Average Annual returns
One year	4.84%
Since inception (3/1/17)	6.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.07% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Moderate Growth Model Portfolio returned 15.51% versus 14.36% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2019 domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s holdings of large cap, domestic, and growth stocks benefited performance, while its exposure to value stocks and emerging market stocks detracted from performance. (1)

Fixed income markets also provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve signaled a more dovish policy. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds benefited performance, while its exposure to short term bonds detracted from performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance, while exposure to emerging market funds detracted. On the fixed income side, the overweight allocation to corporate bonds aided performance, while the allocation to shorter bonds detracted. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds were the Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio, the Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Growth Portfolio, and the Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio. Each of the funds benefited from its exposure to domestic growth stocks in the mid cap, large cap, and small cap sectors, respectively. (1)

The top three detractors from performance were PIMCO Low Duration Institutional, PIMCO Real Return Institutional, and Western Asset Core Plus Bond IS. PIMCO Low Duration Institutional underperformed due to its shorter duration and exposure to higher quality bonds. PIMCO Real Return Institutional focuses on inflation protected securities. It underperformed in an environment of low inflation. Lastly, while Western Asset Core Plus Bond IS performed well, its exposure to fixed income assets made it one of the three lowest returning Portfolios, as equity funds outperformed bond funds during the first half of 2019. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

131	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	16.9
2.	Western Asset Core Plus Bond IS	10.0
3.	Ohio National Fund, Inc. - ON International Equity Portfolio	10.0
4.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	7.0
5.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	7.0
6.	DFA International Core Equity Portfolio Institutional	6.1
7.	Fidelity Advisor® Mid Cap II Class I	4.0
8.	Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	4.0
9.	Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	4.0
10.	Vanguard International Growth Fund Admiral Class	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

132

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2019 (Unaudited)

Open-End Mutual Funds – 28.4%		Shares	Value
DFA Emerging Markets Portfolio Institutional		2,091,839	$58,571,501
DFA International Core Equity Portfolio Institutional		9,120,984	118,299,165
Lazard Emerging Markets Equity Class R6		2,191,506	38,855,403
PIMCO Low Duration Institutional		4,565,023	44,828,523
PIMCO Real Return Institutional		1,756,474	19,514,427
Vanguard International Growth Fund Admiral Class		826,887	77,710,805
Western Asset Core Plus Bond IS		16,374,082	194,851,574

Total Open-End Mutual Funds			$552,631,398

Total Investments in Securities of Unaffiliated Issuers – 28.4% (Cost $560,860,271)	(a)		$552,631,398
Total Investments in Affiliates – 71.6% (Cost $1,350,744,263) (see schedule below)	(a)		1,392,966,183
Liabilities in Excess of Other Assets – 0.0%			(653,970)

Net Assets – 100.0%			$1,944,943,611

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2019 (Unaudited)

Affiliate		Value at January 1, 2019	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2019	Value at June 30, 2019
Open-End Mutual Funds – 71.6%
Fidelity Advisor® Mid Cap II Class I	(a)	$76,368,521	$3,353,646	$12,819,474	$ (1,144,684)	$11,952,796	$—	$2,308,521	4,060,126	$77,710,805
Fidelity Advisor® Real Estate I	(a)	19,006,606	1,663,446	4,399,615	(123,727)	3,280,991	58,892	—	853,965	19,427,701
Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Core Portfolio	(a)(b)	56,954,349	11,906	26,093,251	11,603,711	(3,621,312)	—	—	1,274,365	38,855,403
Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Growth Portfolio	(a)(b)	57,212,499	1,276,012	14,049,960	14,352,023	(507,470)	—	—	2,248,576	58,283,104
Ohio National Fund, Inc. - ON BlackRock Advantage Small Cap Growth Portfolio	(a)(b)	—	40,288,810	1,964,475	14,002	517,066	—	—	1,338,457	38,855,403
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	49,026,543	1,391,666	6,669,961	435,174	4,385,831	—	—	2,584,846	48,569,253
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(b)	18,657,039	1,182,716	4,205,608	6,266,238	(2,472,684)	—	—	308,768	19,427,701
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	58,042,295	19,962	26,414,033	14,834,481	(7,627,302)	—	—	908,049	38,855,403
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	38,972,697	366,803	4,360,683	3,962,393	(85,807)	—	—	1,878,888	38,855,403
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	136,023,700	4,916,396	18,529,093	15,499,678	(1,916,772)	—	—	7,530,117	135,993,909
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	216,202,907	91,834	50,197,286	(5,736,477)	33,916,035	—	—	12,866,027	194,277,013
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	19,601,630	180,735	5,122,013	90,321	4,677,028	—	—	409,781	19,427,701
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	58,733,759	19,733,817	17,900,553	355,047	16,788,735	—	—	3,015,553	77,710,805
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(b)	80,707,688	1,994,750	56,838,089	13,628,656	3,247,938	—	—	1,115,369	42,740,943
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	77,556,500	1,403,342	16,981,790	1,407,692	14,325,061	—	—	3,848,975	77,710,805
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	312,123,952	20,866,733	60,032,428	14,927,513	42,385,152	—	—	9,932,960	330,270,922
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(b)	134,046,140	3,080,029	24,033,171	(2,202,226)	25,103,137	—	—	7,476,301	135,993,909

Total Open-End Mutual Funds					$88,169,815	$144,348,423	$58,892	$2,308,521		$1,392,966,183

133

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Continued)

Schedule of Investments in Affiliates	June 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2019.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

134

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of June 30, 2019

Average Annual returns
One year	4.33%
Since inception (3/1/17)	6.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.12% per the Fund’s prospectus dated May 1, 2019. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2019 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.12% through April 30, 2020.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2019, the ON Growth Model Portfolio returned 17.24% versus 16.05% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2019 domestic and foreign equity markets provided positive returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s holdings of large cap, domestic, and growth stocks benefited performance, while its exposure to value stocks and emerging market stocks detracted from performance. (1)

Fixed income markets also provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve signaled a more dovish policy. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads tightened, and lower quality bonds outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds benefited performance. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited performance, while exposure to emerging market funds detracted from performance. On the fixed income side, the overweight allocation to corporate bonds aided performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds were the Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio, the Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Growth Portfolio, and the Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio. Each of the funds benefited from its exposure to domestic growth stocks in the mid cap, large cap, and small cap sectors, respectively. (1)

The top three detractors from performance were Western Asset Core Plus Bond IS, DFA Emerging Markets Portfolio Institutional (“DFA”), Lazard Emerging Markets Equity Class R6 (“Lazard”). Western Asset Core Plus Bond IS’s exposure to fixed income securities made it one of the three lowest returning Portfolios, as equity funds outperformed bond funds during the first half of 2019. DFA and Lazard both underperformed due to their exposure to emerging market stocks, which underperformed domestic stocks during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2019.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

135	(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2019 (1)

% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2019 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	16.9
2.	Ohio National Fund, Inc. - ON International Equity Portfolio	12.0
3.	Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	8.0
4.	DFA International Core Equity Portfolio Institutional	7.1
5.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	7.0
6.	Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	7.0
7.	Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	5.0
8.	Vanguard International Growth Fund Admiral Class	5.0
9.	Fidelity Advisor® Mid Cap II Class I	4.0
10.	Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	4.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

136

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2019 (Unaudited)

Open-End Mutual Funds – 19.6%		Shares	Value
DFA Emerging Markets Portfolio Institutional		541,370	$15,158,354
DFA International Core Equity Portfolio Institutional		2,360,451	30,615,050
Lazard Emerging Markets Equity Class R6		607,684	10,774,233
Vanguard International Growth Fund Admiral Class		229,288	21,548,466
Western Asset Core Plus Bond IS		544,851	6,483,733

Total Open-End Mutual Funds			$84,579,836

Total Investments in Securities of Unaffiliated Issuers – 19.6% (Cost $88,613,996)	(a)		$84,579,836
Total Investments in Affiliates – 80.4% (Cost $332,464,296) (see schedule below)	(a)		346,930,305
Liabilities in Excess of Other Assets – 0.0%			(162,658)

Net Assets – 100.0%			$431,347,483

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2019 (Unaudited)

Affiliate		Value at January 1, 2019	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2019	Value at June 30, 2019
Open-End Mutual Funds – 80.4%
Fidelity Advisor® Mid Cap II Class I	(a)	$16,756,248	$574,075	$2,443,637	$(230,844)	$2,582,931	$—	$511,082	900,667	$17,238,773
Fidelity Advisor® Real Estate I	(a)	4,171,062	360,890	912,720	(27,624)	718,085	13,066	—	189,437	4,309,693
Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Core Portfolio	(a)(b)	16,684,342	9,848	6,416,263	3,148,837	(497,684)	—	—	424,043	12,929,080
Ohio National Fund, Inc. - ON BlackRock Advantage Large Cap Growth Portfolio	(a)(b)	12,570,572	154,770	2,827,529	2,877,680	153,587	—	—	498,807	12,929,080
Ohio National Fund, Inc. - ON BlackRock Advantage Small Cap Growth Portfolio	(a)(b)	—	8,882,340	379,258	2,570	113,734	—	—	296,913	8,619,386
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	4,275,363	254,608	645,140	10,965	413,897	—	—	229,361	4,309,693
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(b)	10,226,333	536,462	2,059,191	2,109,938	(39,309)	—	—	171,237	10,774,233
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	8,457,091	25,988	1,450,282	2,596,055	(1,009,466)	—	—	201,435	8,619,386
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	4,246,399	99,698	460,764	498,014	(73,654)	—	—	208,399	4,309,693
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	29,630,978	1,480,035	3,910,388	2,878,652	88,576	—	—	1,670,424	30,167,853
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	55,656,074	43,337	11,422,332	(1,284,036)	8,723,276	—	—	3,424,922	51,716,319
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	4,289,634	13,587	1,039,091	20,436	1,025,127	—	—	90,903	4,309,693
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	17,129,289	4,234,923	4,480,924	100,114	4,565,064	—	—	836,184	21,548,466
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(b)	25,305,964	387,846	13,857,414	3,414,998	1,987,379	—	—	449,863	17,238,773
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	29,738,185	340,993	5,949,841	227,293	5,811,223	—	—	1,494,198	30,167,853
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	72,479,169	674	11,683,667	2,852,439	9,616,170	—	—	2,203,452	73,264,785
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(b)	33,609,521	507,191	5,353,777	89,452	5,625,159	—	—	1,895,412	34,477,546

Total Open-End Mutual Funds					$19,284,939	$39,804,095	$13,066	$511,082		$346,930,305

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2019.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

137

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2019 (Unaudited)

	ON Equity Portfolio		ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON Capital Appreciation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*		$234,317,112	$256,468,153	$58,730,450	$95,113,364	$478,075,606	$52,608,090	$192,463,724	$172,188,340	$109,410,254
Cash		—	—	3,930	—	—	—	—	7,879	—
Cash subject to usage restrictions		233,100	—	25,200	—	—	—	—	—	—
Foreign currencies, at value**		—	—	—	—	406,466	38,329	—	—	7,910
Receivable for securities sold		7,065,848	—	—	1,326,574	1,625,637	161,701	767,062	1,074,463	37,038
Receivable for fund shares sold		. 122,544	43,904	20,267	15,206	23,073	14,092	12,209	28,770	13,140
Receivable for variation margin on futures contracts		5,926	—	2,660	—	—	—	—	—	—
Dividends and accrued interest receivable		163,035	2,609,039	190,552	104,967	510,118	173,999	45,660	48,268	57,399
Foreign tax reclaim receivable		—	10,551	—	17,207	546,330	82,988	2,224	18,715	2,534
Prepaid expenses and other assets		3,909	2,694	2,581	1,052	5,581	596	1,907	2,020	1,132

Total assets		241,911,474	259,134,341	58,975,640	96,578,370	481,192,811	53,079,795	193,292,786	173,368,455	109,529,407

Liabilities:
Cash overdraft		96,892	87	—	554	164	18	66	—	37
Payable for securities purchased		4,650,707	—	—	172,237	1,970,779	303,955	451,054	1,389,828	—
Payable for fund shares redeemed		165,126	577,176	105,066	53,573	1,891,104	6,098	463,751	455,126	484,099
Payable for investment management services		123,389	113,469	27,669	61,760	293,001	36,019	110,596	109,693	74,809
Accrued custody expense		5,925	2,748	4,566	2,424	86,554	32,264	3,485	10,644	4,861
Accrued professional fees		5,582	5,589	5,490	5,511	5,701	5,487	5,558	5,548	5,515
Accrued accounting fees		9,750	14,280	6,606	4,857	21,100	7,249	6,721	8,740	5,151
Accrued printing and filing fees		. 2,462	3,014	215	1,202	5,554	579	2,113	1,937	3,570
Other liabilities		7,437	7,428	6,914	7,072	7,935	6,972	7,205	7,316	7,085
Withholding tax payable		15	—	—	—	63,109	11,670	—	293	461

Total liabilities		5,067,285	723,791	156,526	309,190	4,345,001	410,311	1,050,549	1,989,125	585,588

Net assets		$236,844,189	$258,410,550	$58,819,114	$96,269,180	$476,847,810	$52,669,484	$192,242,237	$171,379,330	$108,943,819

Net assets consist of:
Paid in capital		200,535,514	247,070,794	55,773,012	91,820,855	485,905,080	57,787,889	153,940,073	105,593,676	92,239,682
Total distributable earnings		36,308,675	11,339,756	3,046,102	4,448,325	(9,057,270)	(5,118,405)	38,302,164	65,785,654	16,704,137

Net assets		$236,844,189	$258,410,550	$58,819,114	$96,269,180	$476,847,810	$52,669,484	$192,242,237	$171,379,330	$108,943,819

*Investments in securities of unaffiliated issuers, at cost	. $	226,512,003	$247,392,416	$55,520,785	$93,370,143	$465,734,778	$58,132,827	$162,248,111	$128,142,049	$95,688,599

**Foreign currencies, at cost		$—	$—	$—	$—	$407,079	$38,585	$—	$—	$7,908

Shares outstanding, par value, $1 per share		5,535,439	13,750,540	1,755,364	2,231,294	31,571,952	1,756,151	7,461,108	4,469,210	2,297,749

Authorized Fund shares allocated to Portfolio		35,000,000	30,000,000	15,000,000	25,000,000	90,000,000	32,000,000	24,000,000	30,000,000	21,000,000

Net asset value per share		$42.79	$18.79	$33.51	$43.15	$15.10	$29.99	$25.77	$38.35	$47.41

The accompanying notes are an integral part of these financial statements.

138

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2019 (Unaudited)

	ON S&P 500® Index Portfolio	ON Federated Strategic Value Dividend Portfolio	ON Federated High Income Bond Portfolio	ON ClearBridge Small Cap Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON ICON Balanced Portfolio	ON S&P MidCap 400® Index Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$1,166,285,979	$314,976,103	$199,443,817	$123,104,434	$337,616,628	$100,184,108	$84,324,212	$475,133,576	$314,118,544
Cash	—	—	—	—	343,173	3,320	—	—	160,044
Cash subject to usage restrictions	119,700	—	—	—	60,800	63,000	102,950	—	85,000
Foreign currencies, at value**	—	50,472	—	—	—	—	—	—	—
Receivable for securities sold	5,520,636	2,964,930	617,573	848,733	—	—	7,178,908	9,777,748	2,209,717
Receivable for fund shares sold	1,155,919	1,812,660	358,556	400,474	430,760	23,468	388	20,145	102,687
Receivable for variation margin on futures contracts	5,570	—	—	—	—	6,650	14,184	—	22,800
Dividends and accrued interest receivable	976,330	1,809,369	3,294,607	113,513	105,956	75,121	45,674	2,044,966	317,014
Foreign tax reclaim receivable	—	385,915	—	—	—	—	—	27,160	7,152
Prepaid expenses and other assets	14,954	3,483	2,305	1,635	4,078	3,542	2,767	7,983	3,501

Total assets	1,174,079,088	322,002,932	203,716,858	124,468,789	338,561,395	100,359,209	91,669,083	487,011,578	317,026,459

Liabilities:
Cash overdraft	2,943,193	108	68	41	—	—	34,000	165	—
Payable for securities purchased	. 578,234	3,179,800	1,939,468	724,879	—	—	6,299,338	—	1,907,382
Payable for fund shares redeemed	2,479,736	11,144	41,095	28,163	52,333	26,693	529,048	273,170	1,276,146
Payable for investment management services	320,937	185,611	115,851	83,806	97,885	52,187	52,937	245,253	91,380
Payable for variation margin on futures contracts	—	—	—	—	2,306	—	—	—	—
Accrued custody expense	44,385	7,657	4,626	2,377	13,692	7,733	5,824	5,026	29,420
Accrued professional fees	6,052	5,623	5,562	5,524	5,633	5,512	5,503	5,710	5,619
Accrued accounting fees	40,647	12,222	18,849	5,910	12,508	6,392	3,713	17,740	13,343
Accrued printing and filing fees	14,281	3,491	2,509	1,629	3,761	737	523	5,597	3,390
Other liabilities	9,152	7,580	7,383	7,264	7,573	7,162	6,965	7,840	7,331
Withholding tax payable	—	26,878	—	—	502	—	—	3,352	—

Total liabilities	6,436,617	3,440,114	2,135,411	859,593	196,193	106,416	6,937,851	563,853	3,334,011

Commitments and contingent liabilities (see Note 8 of Notes to Financial Statements)
Net assets	$1,167,642,471	$318,562,818	$201,581,447	$123,609,196	$338,365,202	$100,252,793	$84,731,232	$486,447,725	$313,692,448

Net assets consist of:
Paid in capital	868,788,297	321,807,106	204,399,822	109,070,719	228,501,924	100,312,489	83,168,303	437,751,027	312,203,077
Total distributable earnings	298,854,174	(3,244,288)	(2,818,375)	14,538,477	109,863,278	(59,696)	1,562,929	48,696,698	1,489,371

Net assets	$1,167,642,471	$318,562,818	$201,581,447	$123,609,196	$338,365,202	$100,252,793	$84,731,232	$486,447,725	$313,692,448

*Investments in securities of unaffiliated issuers, at cost	$946,986,756	$322,402,098	$201,990,407	$112,502,929	$264,094,082	$94,832,705	$82,690,923	$427,897,665	$314,401,595

**Foreign currencies, at cost	$—	$53,493	$—	$—	$—	$—	$—	$—	$—

Shares outstanding, par value, $1 per share	35,112,026	17,642,156	9,746,427	1,964,693	16,761,175	3,288,523	2,917,631	21,552,590	17,245,660

Authorized Fund shares allocated to Portfolio	90,000,000	75,000,000	45,000,000	15,000,000	50,000,000	23,000,000	15,000,000	90,000,000	30,000,000

Net asset value per share	$33.25	$18.06	$20.68	$62.92	$20.19	$30.49	$29.04	$22.57	$18.19

The accompanying notes are an integral part of these financial statements.

139

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2019 (Unaudited)

	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$111,464,737	$389,897,924	$51,514,283	$119,512,575	$475,836,845	$552,631,398	$84,579,836
Investments in affiliates, at value**	—	—	25,279,835	107,702,205	641,069,051	1,392,966,183	346,930,305
Cash	—	119,602	16,166	—	—	—	—
Cash subject to usage restrictions	88,200	700,469	—	—	—	—	—
Receivable for securities sold	5,519,314	565,678	8,962	360,626	3,208,095	4,913,879	951,312
Receivable for fund shares sold	59,351	534,759	446,743	21,571	1,328	143,920	—
Receivable for variation margin on futures contracts	6,975	288,456	—	—	—	—	—
Dividends and accrued interest receivable	49,555	1,182,827	188,417	472,685	1,999,182	2,816,867	538,085
Prepaid expenses and other assets	3,098	3,739	804	2,475	14,480	25,773	4,982

Total assets	117,191,230	393,293,454	77,455,210	228,072,137	1,122,128,981	1,953,498,020	433,004,520

Liabilities:
Cash overdraft	8,218	—	—	77	380	662	147
Payable for securities purchased	5,080,688	6,284,443	645,480	817,654	4,116,013	7,349,569	1,437,288
Payable for fund shares redeemed	60,511	341,620	14,809	37,151	1,092,212	524,435	51,962
Payable for investment management services	60,096	282,009	835	10,083	120,182	630,270	139,728
Accrued custody expense	4,611	17,233	612	644	786	953	684
Accrued professional fees	5,518	5,649	3,237	3,315	3,764	4,190	3,420
Accrued accounting fees	4,590	40,792	6,219	6,359	6,419	6,439	6,379
Accrued printing and filing fees	884	4,359	1,199	2,636	13,623	24,052	4,917
Other liabilities	7,064	7,576	11,483	12,168	13,081	13,839	12,512

Total liabilities	5,232,180	6,983,681	683,874	890,087	5,366,460	8,554,409	1,657,037

Net assets	$111,959,050	$386,309,773	$76,771,336	$227,182,050	$1,116,762,521	$1,944,943,611	$431,347,483

Net assets consist of:
Paid in capital	102,168,108	314,169,819	75,901,507	228,677,040	1,144,344,926	2,021,828,526	452,779,139
Total distributable earnings	9,790,942	72,139,954	869,829	(1,494,990)	(27,582,405)	(76,884,915)	(21,431,656)

Net assets	$111,959,050	$386,309,773	$76,771,336	$227,182,050	$1,116,762,521	$1,944,943,611	$431,347,483

*Investments in securities of unaffiliated issuers, at cost	$103,154,947	$341,489,605	$50,492,529	$117,251,386	$470,349,498	$557,610,124	$87,797,078

**Investments in affiliates, at cost	$—	$—	$23,745,154	$103,757,478	$615,092,877	$1,353,994,410	$333,281,214

Shares outstanding, par value, $1 per share	4,318,733	26,041,596	6,902,172	20,271,519	99,327,836	169,545,229	37,321,082

Authorized Fund shares allocated to Portfolio	30,000,000	85,000,000	30,000,000	70,000,000	200,000,000	300,000,000	100,000,000

Net asset value per share	$25.92	$14.83	$11.12	$11.21	$11.24	$11.47	$11.56

The accompanying notes are an integral part of these financial statements.

140

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2019 (Unaudited)

	ON Equity Portfolio	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON Capital Appreciation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio
Investment income:
Interest	$2,651	$4,993,959	$285,155	$—	$—	$1	$7,678	$4,210	$—
Dividends from unaffiliated issuers, net of taxes withheld*	2,475,465	30,481	415,172	1,027,435	10,139,689	1,222,954	801,207	513,648	606,511

Total investment income	2,478,116	5,024,440	700,327	1,027,435	10,139,689	1,222,955	808,885	517,858	606,511

Expenses:
Management fees	873,305	681,394	166,921	389,933	1,788,004	231,342	729,012	734,602	453,530
Custodian fees	10,157	7,184	4,795	4,506	175,761	70,878	8,298	29,997	7,097
Directors’ fees	10,806	11,581	2,762	4,590	21,407	2,617	8,726	8,907	4,979
Professional fees	12,115	12,259	10,436	10,816	14,323	10,406	11,687	11,594	14,406
Accounting fees	18,461	27,486	14,559	9,517	40,269	14,310	13,951	16,807	10,226
Administration fees	12,849	12,753	11,531	11,859	13,997	11,534	12,293	12,482	11,884
Printing and filing fees	7,221	8,383	5,850	4,934	10,012	4,362	6,624	5,770	7,483
Compliance expense	7,540	7,540	7,540	7,540	7,540	7,540	7,540	7,540	7,540
Other	4,392	3,193	888	1,623	7,332	873	2,224	3,250	786

Total expenses	956,846	771,773	225,282	445,318	2,078,645	353,862	800,355	830,949	517,931

Net investment income (loss)	1,521,270	4,252,667	475,045	582,117	8,061,044	869,093	8,530	(313,091)	88,580

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers, net of foreign capital gain taxes**	28,707,403	(634,576)	(266,510)	2,415,126	(15,918,767)	(409,162)	8,079,634	22,794,516	2,983,415
Futures contracts	(86,130)	—	13,410	—	—	—	—	—	—
Foreign currency related transactions	(1,867)	—	—	(2,358)	(51,748)	(8,880)	—	(448)	(140)
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	12,969,883	21,653,996	10,241,286	10,127,412	76,337,908	3,401,481	32,981,932	23,344,654	22,603,062
Futures contracts	38,110	—	3,246	—	—	—	—	—	—
Foreign currency related transactions	(419)	—	—	(154)	4,660	737	(170)	(59)	42

Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	41,626,980	21,019,420	9,991,432	12,540,026	60,372,053	2,984,176	41,061,396	46,138,663	25,586,379

Change in net assets from operations	$43,148,250	$25,272,087	$10,466,477	$13,122,143	$68,433,097	$3,853,269	$41,069,926	$45,825,572	$25,674,959

*Taxes withheld	$9,888	$—	$—	$2,119	$1,160,719	$140,597	$4,377	$4,216	$19,427

**Foreign capital gain taxes	$—	$—	$—	$—	$—	$152	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

141

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2019 (Unaudited)

	ON S&P 500® Index Portfolio	ON Federated Strategic Value Dividend Portfolio	ON Federated High Income Bond Portfolio	ON ClearBridge Small Cap Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON ICON Balanced Portfolio	ON S&P MidCap 400® Index Portfolio
Investment income:
Interest	$7,879	$—	$6,335,667	$—	$6,465	$15	$42	$2,784,626	$2,489
Dividends from unaffiliated issuers, net of taxes withheld*	11,954,184	7,807,042	63,173	858,659	1,846,144	1,160,882	334,999	3,116,686	2,724,661

Total investment income	11,962,063	7,807,042	6,398,840	858,659	1,852,609	1,160,897	335,041	5,901,312	2,727,150

Expenses:
Management fees	1,961,126	1,145,911	708,569	540,793	603,386	393,305	257,670	1,514,301	566,978
Custodian fees	116,240	14,010	9,350	5,100	37,272	10,962	14,053	8,020	90,596
Directors’ fees	51,952	14,670	9,218	6,047	15,027	5,258	2,694	22,288	14,201
Professional fees	20,678	12,894	11,769	11,082	13,013	10,958	10,582	14,482	12,806
Accounting fees	80,998	23,560	34,537	9,834	24,109	12,127	7,781	34,927	28,613
Administration fees	17,600	13,141	12,557	12,194	13,147	11,976	11,534	13,908	12,715
Printing and filing fees	22,186	8,215	8,427	5,544	8,732	4,877	5,272	13,031	8,312
Compliance expense	7,540	7,540	7,540	7,540	7,540	7,540	7,540	7,540	7,540
Other	16,807	5,212	2,957	2,941	5,035	2,409	834	8,535	2,727

Total expenses	2,295,127	1,245,153	804,924	601,075	727,261	459,412	317,960	1,637,032	744,488

Net investment income	9,666,936	6,561,889	5,593,916	257,584	1,125,348	701,485	17,081	4,264,280	1,982,662

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	77,022,156	(2,253,093)	(1,050,263)	7,626,241	35,340,933	(4,840,802)	696,513	(2,822,249)	1,156,821
Futures contracts	1,255,967	—	—	—	460,278	76,759	5	—	115,339
Foreign currency related transactions	—	(44,710)	—	—	—	—	—	377	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	110,374,699	27,837,116	15,572,998	17,618,905	29,757,938	29,703,981	5,634,425	64,933,219	49,398,526
Futures contracts	(25,930)	—	—	—	11,065	19,876	33,593	—	37,558
Foreign currency related transactions	—	2,227	—	—	—	—	—	45	—

Net realized/unrealized gain on investments, futures contracts, and foreign currency related transactions	188,626,892	25,541,540	14,522,735	25,245,146	65,570,214	24,959,814	6,364,536	62,111,392	50,708,244

Change in net assets from operations	$198,293,828	$32,103,429	$20,116,651	$25,502,730	$66,695,562	$25,661,299	$6,381,617	$66,375,672	$52,690,906

*Taxes withheld	$—	$134,828	$—	$—	$2,074	$—	$—	$5,908	$1,414

The accompanying notes are an integral part of these financial statements.

142

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2019 (Unaudited)

	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Investment income:
Interest	$6	$2,115,687	$—	$—	$—	$—	$—
Dividends from unaffiliated issuers, net of taxes withheld*	738,231	2,492,059	834,547	1,946,740	6,647,194	6,870,007	694,369
Dividends from affililiates	—	—	—	6,920	34,056	58,892	13,066

Total investment income	738,237	4,607,746	834,547	1,953,660	6,681,250	6,928,899	707,435

Expenses:
Management fees	335,981	1,645,437	150,226	458,326	2,241,481	3,892,196	859,680
Custodian fees	10,649	30,978	1,382	1,467	1,715	2,058	1,564
Directors’ fees	4,747	16,600	3,544	10,417	50,211	87,240	19,419
Professional fees	10,850	13,325	11,549	12,980	21,258	28,995	14,877
Accounting fees	9,162	82,465	12,480	12,752	12,831	12,881	12,738
Administration fees	11,777	13,202	20,072	21,825	25,408	28,479	23,266
Printing and filing fees	5,212	11,126	4,644	6,719	19,705	32,509	9,989
Compliance expense	7,540	7,540	7,540	7,540	7,540	7,540	7,540
Other	1,496	4,448	972	3,053	15,327	26,596	5,774

Total expenses	397,414	1,825,121	212,409	535,079	2,395,476	4,118,494	954,847

Less expenses reduced or reimbursed by advisor	—	—	(121,189)	(170,799)	(433,882)	—	—

Net expenses	397,414	1,825,121	91,220	364,280	1,961,594	4,118,494	954,847

Net investment income (loss)	340,823	2,782,625	743,327	1,589,380	4,719,656	2,810,405	(247,412)

Realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	2,133,949	3,172,448	(153,230)	(398,317)	(2,995,245)	(6,560,556)	(1,609,441)
Investments in affiliates	—	—	570,567	3,826,460	24,647,033	88,169,815	19,284,939
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	136,771	996,841	2,308,520	511,082
Futures contracts	44,359	16,511,039	—	—	—	—	—
Foreign currency related transactions	—	169	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	18,783,038	25,675,974	2,521,587	6,749,550	32,843,106	54,484,424	11,151,999
Investments in affiliates	—	—	2,836,691	12,475,145	76,802,220	144,348,423	39,804,095
Futures contracts	22,673	2,758,467	—	—	—	—	—

Net realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	20,984,019	48,118,097	5,775,615	22,789,609	132,293,955	282,750,626	69,142,674

Change in net assets from operations	$21,324,842	$50,900,722	$6,518,942	$24,378,989	$137,013,611	$285,561,031	$68,895,262

*Taxes withheld	$—	$6,327	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

143

Ohio National Fund, Inc.

Statements of Changes in Net Assets

					ON BlackRock Balanced Allocation Portfolio		ON Capital Appreciation Portfolio
	ON Equity Portfolio		ON Bond Portfolio
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income	$1,521,270	$3,678,023	$4,252,667	$9,665,588	$475,045	$774,383	$582,117	$998,726
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	28,619,406	34,126,131	(634,576)	(1,332,707)	(253,100)	4,734,973	2,412,768	12,868,329
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	13,007,574	(79,717,330)	21,653,996	(18,121,945)	10,244,532	(15,186,311)	10,127,258	(27,867,547)

Change in net assets from operations	43,148,250	(41,913,176)	25,272,087	(9,789,064)	10,466,477	(9,676,955)	13,122,143	(14,000,492)

Capital transactions:
Received from shares sold	2,570,761	21,760,700	13,157,955	38,682,232	1,921,209	10,920,667	1,753,411	10,441,625
Paid for shares redeemed	(66,828,810)	(296,773,433)	(37,710,176)	(88,523,835)	(7,132,120)	(16,074,459)	(11,836,728)	(28,800,944)

Change in net assets from capital transactions	(64,258,049)	(275,012,733)	(24,552,221)	(49,841,603)	(5,210,911)	(5,153,792)	(10,083,317)	(18,359,319)

Change in net assets	(21,109,799)	(316,925,909)	719,866	(59,630,667)	5,255,566	(14,830,747)	3,038,826	(32,359,811)
Net assets:
Beginning of period	257,953,988	574,879,897	257,690,684	317,321,351	53,563,548	68,394,295	93,230,354	125,590,165

End of period	$236,844,189	$257,953,988	$258,410,550	$257,690,684	$58,819,114	$53,563,548	$96,269,180	$93,230,354

The accompanying notes are an integral part of these financial statements.

144

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON International Equity Portfolio		ON Foreign Portfolio		ON Janus Henderson Forty Portfolio		ON Janus Henderson Venture Portfolio
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$8,061,044	$9,203,118	$869,093	$1,198,783	$8,530	$(181,828)	$(313,091)	$(597,775)
Net realized gain (loss) on investments and foreign currency related transactions	(15,970,515)	(13,437,629)	(418,042)	920,353	8,079,634	9,044,086	22,794,068	36,513,561
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	76,342,568	(81,640,074)	3,402,218	(12,858,643)	32,981,762	(14,617,276)	23,344,595	(46,188,021)

Change in net assets from operations	68,433,097	(85,874,585)	3,853,269	(10,739,507)	41,069,926	(5,755,018)	45,825,572	(10,272,235)

Capital transactions:
Received from shares sold	4,723,426	522,211,794	1,942,958	7,071,488	42,134,920	131,184,789	5,267,518	28,648,853
Paid for shares redeemed	(115,065,707)	(75,666,960)	(8,213,370)	(20,936,084)	(40,299,892)	(36,734,844)	(87,161,187)	(87,143,672)

Change in net assets from capital transactions	(110,342,281)	446,544,834	(6,270,412)	(13,864,596)	1,835,028	94,449,945	(81,893,669)	(58,494,819)

Change in net assets	(41,909,184)	360,670,249	(2,417,143)	(24,604,103)	42,904,954	88,694,927	(36,068,097)	(68,767,054)
Net assets:
Beginning of period	518,756,994	158,086,745	55,086,627	79,690,730	149,337,283	60,642,356	207,447,427	276,214,481

End of period	$476,847,810	$518,756,994	$52,669,484	$55,086,627	$192,242,237	$149,337,283	$171,379,330	$207,447,427

The accompanying notes are an integral part of these financial statements.

145

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Janus Henderson Enterprise Portfolio		ON S&P 500® Index Portfolio		ON Federated Strategic Value Dividend Portfolio		ON Federated High Income Bond Portfolio
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income	$88,580	$59,084	$9,666,936	$19,156,628	$6,561,889	$17,166,976	$5,593,916	$15,221,264
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	2,983,275	19,972,986	78,278,123	123,480,167	(2,297,803)	15,250,075	(1,050,263)	(539,202)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	22,603,104	(26,217,301)	110,348,769	(196,611,132)	27,839,343	(75,279,284)	15,572,998	(21,613,364)

Change in net assets from operations	25,674,959	(6,185,231)	198,293,828	(53,974,337)	32,103,429	(42,862,233)	20,116,651	(6,931,302)

Capital transactions:
Received from shares sold	2,257,390	57,214,680	70,256,064	347,702,650	12,034,759	32,510,016	8,059,545	22,584,954
Paid for shares redeemed	(21,579,592)	(26,241,838)	(212,445,956)	(326,345,158)	(47,414,403)	(264,473,671)	(28,677,039)	(132,623,908)

Change in net assets from capital transactions	(19,322,202)	30,972,842	(142,189,892)	21,357,492	(35,379,644)	(231,963,655)	(20,617,494)	(110,038,954)

Change in net assets	6,352,757	24,787,611	56,103,936	(32,616,845)	(3,276,215)	(274,825,888)	(500,843)	(116,970,256)
Net assets:
Beginning of period	102,591,062	77,803,451	1,111,538,535	1,144,155,380	321,839,033	596,664,921	202,082,290	319,052,546

End of period	$108,943,819	$102,591,062	$1,167,642,471	$1,111,538,535	$318,562,818	$321,839,033	$201,581,447	$202,082,290

The accompanying notes are an integral part of these financial statements.

146

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON ClearBridge Small Cap Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$257,584	$444,410	$1,125,348	$2,359,160	$701,485	$1,258,378	$17,081	$(278,025)
Net realized gain (loss) on investments and futures contracts	7,626,241	34,009,076	35,801,211	47,305,884	(4,764,043)	21,820,877	696,518	8,841,303
Change in unrealized appreciation/depreciation on investments and futures contracts	17,618,905	(40,203,319)	29,769,003	(58,771,178)	29,723,857	(55,659,595)	5,668,018	(7,430,497)

Change in net assets from operations	25,502,730	(5,749,833)	66,695,562	(9,106,134)	25,661,299	(32,580,340)	6,381,617	1,132,781

Capital transactions:
Received from shares sold	6,099,859	13,705,484	19,548,976	203,694,976	1,818,152	24,292,885	61,210,665	6,244,393
Paid for shares redeemed	(34,182,104)	(156,864,507)	(75,461,518)	(124,224,169)	(82,571,274)	(60,069,872)	(8,323,015)	(38,689,793)

Change in net assets from capital transactions	(28,082,245)	(143,159,023)	(55,912,542)	79,470,807	(80,753,122)	(35,776,987)	52,887,650	(32,445,400)

Change in net assets	(2,579,515)	(148,908,856)	10,783,020	70,364,673	(55,091,823)	(68,357,327)	59,269,267	(31,312,619)
Net assets:
Beginning of period	126,188,711	275,097,567	327,582,182	257,217,509	155,344,616	223,701,943	25,461,965	56,774,584

End of period	$123,609,196	$126,188,711	$338,365,202	$327,582,182	$100,252,793	$155,344,616	$84,731,232	$25,461,965

The accompanying notes are an integral part of these financial statements.

147

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON ICON Balanced Portfolio		ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income	$4,264,280	$11,589,899	$1,982,662	$1,928,886	$340,823	$501,750	$2,782,625	$4,499,219
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	(2,821,872)	28,046,590	1,272,160	3,662,528	2,178,308	15,780,396	19,683,656	7,276,307
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	64,933,264	(85,113,701)	49,436,084	(55,549,977)	18,805,711	(31,162,980)	28,434,441	(14,874,374)

Change in net assets from operations	66,375,672	(45,477,212)	52,690,906	(49,958,563)	21,324,842	(14,880,834)	50,900,722	(3,098,848)

Capital transactions:
Received from shares sold	9,070,295	51,811,471	11,991,660	294,163,638	25,529,732	16,790,977	24,773,867	67,212,455
Paid for shares redeemed	(55,683,133)	(494,749,369)	(57,627,975)	(26,349,955)	(22,370,232)	(42,484,491)	(36,432,512)	(61,216,514)

Change in net assets from capital transactions	(46,612,838)	(442,937,898)	(45,636,315)	267,813,683	3,159,500	(25,693,514)	(11,658,645)	5,995,941

Change in net assets	19,762,834	(488,415,110)	7,054,591	217,855,120	24,484,342	(40,574,348)	39,242,077	2,897,093
Net assets:
Beginning of period	466,684,891	955,100,001	306,637,857	88,782,737	87,474,708	128,049,056	347,067,696	344,170,603

End of period	$486,447,725	$466,684,891	$313,692,448	$306,637,857	$111,959,050	$87,474,708	$386,309,773	$347,067,696

The accompanying notes are an integral part of these financial statements.

148

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Conservative Model Portfolio		ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$743,327	$1,510,170	$1,589,380	$3,575,597	$4,719,656	$10,526,530	$2,810,405	$10,080,252	$(247,412)	$845,686
Net realized gain on investments and capital gain distributions received from underlying mutual funds	417,337	1,817,278	3,564,914	9,612,832	22,648,629	67,642,977	83,917,779	127,657,022	18,186,580	31,124,553
Change in unrealized appreciation/depreciation on investments	5,358,278	(6,039,704)	19,224,695	(28,270,231)	109,645,326	(180,255,198)	198,832,847	(366,502,824)	50,956,094	(88,888,976)

Change in net assets from operations	6,518,942	(2,712,256)	24,378,989	(15,081,802)	137,013,611	(102,085,691)	285,561,031	(228,765,550)	68,895,262	(56,918,737)

Capital transactions:
Received from shares sold	7,064,367	16,321,184	7,187,454	17,226,213	12,486,684	32,601,532	12,604,877	62,284,294	4,942,022	37,982,945
Paid for shares redeemed	(15,812,039)	(34,326,169)	(41,602,343)	(90,882,373)	(179,628,654)	(346,200,979)	(298,211,142)	(535,321,797)	(66,641,528)	(100,690,231)

Change in net assets from capital transactions	(8,747,672)	(18,004,985)	(34,414,889)	(73,656,160)	(167,141,970)	(313,599,447)	(285,606,265)	(473,037,503)	(61,699,506)	(62,707,286)

Change in net assets	(2,228,730)	(20,717,241)	(10,035,900)	(88,737,962)	(30,128,359)	(415,685,138)	(45,234)	(701,803,053)	7,195,756	(119,626,023)
Net assets:
Beginning of period	79,000,066	99,717,307	237,217,950	325,955,912	1,146,890,880	1,562,576,018	1,944,988,845	2,646,791,898	424,151,727	543,777,750

End of period	$76,771,336	$79,000,066	$227,182,050	$237,217,950	$1,116,762,521	$1,146,890,880	$1,944,943,611	$1,944,988,845	$431,347,483	$424,151,727

The accompanying notes are an integral part of these financial statements.

149

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain on investments, futures contracts, and foreign currency related transactions	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return#		Net assets at end of year or period (in millions)	Expenses		Net investment income		Expenses		Portfolio turnover rate

ON Equity Portfolio
Six-Month Period Ended June 30, 2019+	$35.66	0.27	6.86	7.13	—	$42.79	19.99%	*	$236.8	0.80%	**	1.28%	**	0.80%	**	119%	*,(a)
Year Ended December 31, 2018	$41.38	0.51	(6.23)	(5.72)	—	$35.66	-13.82%		$258.0	0.81%		0.90%		0.81%		28%
Year Ended December 31, 2017	$36.09	0.35	4.94	5.29	—	$41.38	14.66%		$574.9	0.80%		0.71%		0.80%		41%
Year Ended December 31, 2016	$32.02	0.35	3.72	4.07	—	$36.09	12.71%		$581.8	0.82%		1.05%		0.82%		47%
Year Ended December 31, 2015	$33.44	0.21	(1.44)	(1.23)	(0.19)	$32.02	-3.69%		$535.3	0.81%		0.69%		0.81%		47%

ON Bond Portfolio
Six-Month Period Ended June 30, 2019+	$17.02	0.31	1.46	1.77	—	$18.79	10.40%	*	$258.4	0.61%	**	3.36%	**	0.61%	**	19%	*
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	-3.08%		$257.7	0.59%		3.27%		0.59%		40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%		$317.3	0.63%		3.16%		0.63%		114%
Year Ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%		$158.7	0.65%		3.33%		0.65%		88%
Year Ended December 31, 2015	$15.65	0.56	(0.88)	(0.32)	—	$15.33	-2.04%		$154.0	0.64%		3.46%		0.64%		93%

ON BlackRock Balanced Allocation Portfolio
Six-Month Period Ended June 30, 2019+	$27.85	0.27	5.39	5.66	—	$33.51	20.32%	*	$58.8	0.79%	**	1.66%	**	0.79%	**	189%	*,(a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	-14.57%		$53.6	0.77%		1.16%		0.77%		225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%		$68.4	0.78%		1.02%		0.78%		187%
Year Ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%		$57.9	0.80%		1.09%		0.80%		194%
Year Ended December 31, 2015	$24.15	0.28	0.24	0.52	(0.24)	$24.43	2.15%		$48.7	0.77%		1.23%		0.77%		186%

ON Capital Appreciation Portfolio
Six-Month Period Ended June 30, 2019+	$37.73	0.26	5.16	5.42	—	$43.15	14.37%	*	$96.3	0.91%	**	1.19%	**	0.91%	**	29%	*
Year Ended December 31, 2018	$43.66	0.40	(6.33)	(5.93)	—	$37.73	-13.58%		$93.2	0.89%		0.86%		0.89%		55%
Year Ended December 31, 2017	$37.70	1.28	4.68	5.96	—	$43.66	15.81%		$125.6	0.86%		1.00%		0.86%		51%
Year Ended December 31, 2016	$32.88	0.91	3.91	4.82	—	$37.70	14.66%		$195.7	0.82%		1.21%		0.82%		55%
Year Ended December 31, 2015	$33.82	0.29	(0.98)	(0.69)	(0.25)	$32.88	-2.05%		$430.4	0.80%		0.86%		0.80%		69%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC (“BlackRock”). Effective May 1, 2019, the sub-adviser to the ON Equity Portfolio changed from ClearBridge Investments, LLC to BlackRock. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the six-month period ended June 30, 2019 as compared to prior periods.

#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements. 150

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations							Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	Total from operations	Net asset value, end of year or period	Total Return#		Net assets at end of year or period (in millions)	Expenses		Net investment income (loss)		Expenses		Portfolio turnover rate

ON International Equity Portfolio
Six-Month Period Ended June 30, 2019+	$13.07	0.26	1.77	2.03	$15.10	15.53%	*	$476.8	0.87%	**	3.39%	**	0.87%	**	15%	*
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	$13.07	-13.33%		$518.8	0.86%		1.93%		0.86%		44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	$15.08	26.83%		$158.1	1.06%		1.25%		1.06%		132%	(a)
Year Ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	$11.89	-4.88%		$141.5	1.02%		1.57%		1.02%		69%
Year Ended December 31, 2015	$12.55	0.19	(0.24)	(0.05)	$12.50	-0.40%	(b)	$159.0	1.00%		1.21%		1.00%		72%

ON Foreign Portfolio
Six-Month Period Ended June 30, 2019+	$28.03	0.49	1.47	1.96	$29.99	6.99%	*	$52.7	1.30%	**	3.19%	**	1.30%	**	16%	*
Year Ended December 31, 2018	$33.22	0.57	(5.76)	(5.19)	$28.03	-15.62%		$55.1	1.17%		1.72%		1.17%		22%
Year Ended December 31, 2017	$27.72	0.32	5.18	5.50	$33.22	19.84%		$79.7	1.22%		1.01%		1.22%		126%	(a)
Year Ended December 31, 2016	$29.98	0.26	(2.52)	(2.26)	$27.72	-7.54%		$66.7	1.24%		0.89%		1.24%		51%
Year Ended December 31, 2015	$27.39	0.03	2.56	2.59	$29.98	9.46%	(b)	$78.3	1.23%		0.12%		1.23%		58%

ON Janus Henderson Forty Portfolio
Six-Month Period Ended June 30, 2019+	$20.97	—	4.80	4.80	$25.77	22.89%	*	$192.2	0.84%	**	0.01%	**	0.84%	**	33%	*
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	$20.97	5.22%		$149.3	0.87%		-0.15%		0.87%		48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	$19.93	27.67%		$60.6	0.96%		-0.15%		0.96%		57%
Year Ended December 31, 2016	$15.09	(0.02)	0.54	0.52	$15.61	3.45%		$49.9	0.95%		-0.09%		0.95%		63%
Year Ended December 31, 2015	$13.70	(0.01)	1.40	1.39	$15.09	10.15%		$51.4	0.93%		-0.10%		0.93%		60%

ON Janus Henderson Venture Portfolio
Six-Month Period Ended June 30, 2019+	$30.89	(0.11)	7.57	7.46	$38.35	24.15%	*	$171.4	0.89%	**	-0.34%	**	0.89%	**	8%	*
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	$30.89	-6.37%		$207.4	0.85%		-0.23%		0.85%		33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	$32.99	23.98%		$276.2	0.85%		-0.19%		0.85%		26%
Year Ended December 31, 2016	$25.01	0.01	1.59	1.60	$26.61	6.40%		$232.3	0.86%		0.04%		0.86%		25%
Year Ended December 31, 2015	$25.07	(0.03)	(0.03)	(0.06)	$25.01	-0.24%	(b)	$238.2	0.85%		-0.12%		0.85%		37%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2017, the sub-adviser to the ON International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC, and the sub-adviser to the ON Foreign Portfolio changed from Federated Global Investment Management Corp. to Templeton Global Advisors Limited. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the year ended December 31, 2017 as compared to prior years.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements. 151

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain on investments, futures contracts, and foreign currency related transactions	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return#		Net assets at end of year or period (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate

ON Janus Henderson Enterprise Portfolio
Six-Month Period Ended June 30, 2019+	$37.36	0.04	10.01	10.05	—	$47.41	26.90	%*	$108.9	0.97%**	0.17%**	0.97%**	5	%*
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	-3.21%		$102.6	0.96%	0.06%	0.96%	103	%(a)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%		$77.8	0.98%	-0.24%	0.98%	57%
Year Ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%		$70.2	0.98%	-0.29%	0.98%	61%
Year Ended December 31, 2015	$31.49	(0.07)	(1.52)	(1.59)	—	$29.90	-5.05	%(b)	$78.7	0.94%	-0.21%	0.94%	59%

ON S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2019+	$28.11	0.28	4.86	5.14	—	$33.25	18.29	%*	$1,167.6	0.40%**	1.67%**	0.40%**	4	%*
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	-4.78%		$1,111.5	0.38%	1.58%	0.38%	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%		$1,144.2	0.38%	1.65%	0.38%	8%
Year Ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%		$842.6	0.42%	1.84%	0.42%	8%
Year Ended December 31, 2015	$21.93	0.37	(0.17)	0.20	(0.31)	$21.82	0.91%		$410.7	0.41%	1.72%	0.41%	14%

ON Federated Strategic Value Dividend Portfolio
Six-Month Period Ended June 30, 2019+	$16.37	0.37	1.32	1.69	—	$18.06	10.32	%*	$318.6	0.78%**	4.10%**	0.78%**	11	%*
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	-8.45%		$321.8	0.76%	3.88%	0.76%	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%		$596.7	0.75%	3.77%	0.75%	27%
Year Ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%		$475.5	0.78%	3.19%	0.78%	32%
Year Ended December 31, 2015	$13.92	0.53	0.06	0.59	(0.44)	$14.07	4.26%		$309.8	0.78%	3.47%	0.78%	13%

ON Federated High Income Bond Portfolio
Six-Month Period Ended June 30, 2019+	$18.73	0.57	1.38	1.95	—	$20.68	10.41	%*	$201.6	0.80%**	5.57%**	0.80%**	10	%*
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	-3.25%		$202.1	0.75%	5.39%	0.75%	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%		$319.1	0.74%	5.21%	0.74%	30%
Year Ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%		$313.8	0.80%	5.56%	0.80%	30%
Year Ended December 31, 2015	$16.32	1.18	(1.68)	(0.50)	—	$15.82	-3.06%		$194.2	0.80%	5.65%	0.80%	29%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P.to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements. 152

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions				Ratios to average net assets
									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain on investments and futures contracts	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return#	Net assets at end of year or period (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate

ON ClearBridge Small Cap Portfolio
Six-Month Period Ended June 30, 2019+	$52.15	0.13	10.64	10.77	—	$62.92	20.65%*	$123.6	0.94%**	0.40%**	0.94%**	16	%*
Year Ended December 31, 2018	$57.46	0.19	(5.50)	(5.31)	—	$52.15	-9.24%	$126.2	0.90%	0.19%	0.90%	41%
Year Ended December 31, 2017	$51.21	0.20	6.05	6.25	—	$57.46	12.20%	$275.1	0.89%	0.30%	0.89%	46%
Year Ended December 31, 2016	$40.00	0.22	10.99	11.21	—	$51.21	28.03%	$275.7	0.93%	0.92%	0.93%	51%
Year Ended December 31, 2015	$41.01	(0.10)	(0.91)	(1.01)	—	$40.00	-2.46%	$94.0	1.01%	-0.29%	1.01%	126	%(a)

ON Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2019+	$16.60	0.07	3.52	3.59	—	$20.19	21.63%*	$338.4	0.43%**	0.67%**	0.43%**	2	%*
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	-0.42%	$327.6	0.41%	0.67%	0.41%	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	$257.2	0.45%	0.71%	0.45%	9%
Year Ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	$156.1	0.48%	0.84%	0.48%	13%
Year Ended December 31, 2015	$10.88	0.09	0.91	1.00	(0.08)	$11.80	9.14%	$138.6	0.46%	0.79%	0.46%	19%

ON BlackRock Advantage Large Cap Core Portfolio
Six-Month Period Ended June 30, 2019+	$24.79	0.21	5.49	5.70	—	$30.49	22.99%*	$100.3	0.78%**	1.19%**	0.78%**	142	%*,(b)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	-17.97%	$155.3	0.82%	0.63%	0.82%	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	$223.7	0.82%	0.47%	0.82%	220%
Year Ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	$207.9	0.83%	0.49%	0.83%	223%
Year Ended December 31, 2015	$20.75	0.12	0.73	0.85	(0.11)	$21.49	4.08%	$218.7	0.81%	0.55%	0.81%	228%

ON BlackRock Advantage Small Cap Growth Portfolio
Six-Month Period Ended June 30, 2019+	$23.62	0.01	5.41	5.42	—	$29.04	22.95%*	$84.7	0.97%**	0.05%**	0.97%**	91	%*,(b)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	-5.18%	$25.5	1.05%	-0.55%	1.05%	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	$56.8	0.98%	-0.55%	0.98%	196%
Year Ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	$94.6	0.92%	-0.62%	0.92%	188%
Year Ended December 31, 2015	$20.47	(0.11)	(0.76)	(0.87)	—	$19.60	-4.25%	$162.2	0.88%	-0.53%	0.88%	169%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge Investments, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

(b)

Effective February 1, 2019, the sub-adviser to the ON BlackRock Advantage Large Cap Core Portfolio and ON BlackRock Advantage Small Cap Growth Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-adviser contributed to higher portfolio turnover rates for the six-month period ended June 30, 2019 as compared to prior periods.

#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements. 153

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions				Ratios to average net assets
			Net realized and unrealized gain on investments, futures contracts, foreign currency related						Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	transactions, written options, and capital distributions received from underlying mutual funds	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return#	Net assets at end of year or period (in millions)	Expenses	Net investment income	Expenses	Portfolio turnover rate

ON ICON Balanced Portfolio
Six-Month Period Ended June 30, 2019+	$19.70	0.20	2.67	2.87	—	$22.57	14.57%*	$486.4	0.67%**	1.75%**	0.67%**	51	%*
Year Ended December 31, 2018	$22.03	0.49	(2.82)	(2.33)	—	$19.70	-10.58%	$466.7	0.64%	1.58%	0.64%	47%
Year Ended December 31, 2017	$19.86	0.47	1.70	2.17	—	$22.03	10.93%	$955.1	0.62%	1.93%	0.62%	106%
Year Ended December 31, 2016	$18.99	0.39	0.48	0.87	—	$19.86	4.58%	$952.1	0.64%	2.05%	0.64%	99%
Year Ended December 31, 2015	$18.96	0.30	(0.02)	0.28	(0.25)	$18.99	1.47%	$864.9	0.64%	1.58%	0.64%	92%

ON S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2019+	$15.46	0.11	2.62	2.73	—	$18.19	17.66%*	$313.7	0.47%**	1.26%**	0.47%**	8	%*
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	-11.45%	$306.6	0.51%	1.32%	0.51%	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	$88.8	0.71%	0.92%	0.71%	41%
Year Ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	$47.9	0.79%	1.24%	0.79%	179	%(a)
Year Ended December 31, 2015	$14.49	0.25	(0.72)	(0.47)	(0.21)	$13.81	-3.24%	$46.3	0.77%	1.54%	0.77%	72%

ON BlackRock Advantage Large Cap Growth Portfolio
Six-Month Period Ended June 30, 2019+	$20.59	0.08	5.25	5.33	—	$25.92	25.89%*	$112.0	0.81%**	0.69%**	0.81%**	152	%*,(b)
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	-14.88%	$87.5	0.88%	0.43%	0.88%	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	$128.0	0.88%	0.24%	0.88%	218%
Year Ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	$117.6	0.89%	0.36%	0.89%	162%
Year Ended December 31, 2015	$16.44	0.08	0.86	0.94	(0.07)	$17.31	5.72%	$116.2	0.86%	0.43%	0.86%	168%

ON Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2019+	$12.91	0.11	1.81	1.92	—	$14.83	14.87%*	$386.3	1.00%**	1.52%**	1.00%**	50	%*,(c)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	-0.77%	$347.1	0.99%	1.27%	0.99%	131	%(c)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	$344.2	1.00%	1.22%	1.00%	72	%(c)
Year Ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	$272.1	1.03%	1.09%	1.03%	78%
Year Ended December 31, 2015	$10.83	0.03	(0.17)	(0.14)	(0.03)	$10.66	-1.32%	$154.3	1.11%	0.81%	1.11%	71%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

(b)

Effective February 1, 2019, the sub-adviser to the ON BlackRock Advantage Large Cap Growth Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-adviser contributed to a higher portfolio turnover rate for the six-month period ended June 30, 2019 as compared to prior periods.

(c)

The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 42% for the six-month period ended June 30, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).

#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

The accompanying notes are an integral part of these financial statements. 154

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations							Ratios to average net assets
									Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain on investments and capital gain distributions received from underlying mutual funds	Total from operations	Net asset value, end of year or period	Total Return#		Net assets at end of year or period (in millions)	Expenses†		Net investment income (loss)†		Expenses†		Portfolio turnover rate

ON Conservative Model Portfolio
Six-Month Period Ended June 30, 2019+	$10.21	0.11	0.80	0.91	$11.12	8.91	%*	$76.8	0.24	%**	1.98	%**	0.57	%**	11	%*
Year Ended December 31, 2018	$10.53	0.20	(0.52)	(0.32)	$10.21	-3.04%		$79.0	0.27%		1.70%		0.52%		35%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.16	0.37	0.53	$10.53	5.30	%*	$99.7	0.25	%**	1.71	%**	0.51	%**	29	%*

ON Moderately Conservative Model Portfolio
Six-Month Period Ended June 30, 2019+	$10.09	0.08	1.04	1.12	$11.21	11.10	%*	$227.2	0.32	%**	1.39	%**	0.47	%**	7	%*
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	$10.09	-5.61%		$237.2	0.28%		1.26%		0.45%		38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	$10.69	6.90	%*	$326.0	0.25	%**	1.40	%**	0.45	%**	22	%*

ON Balanced Model Portfolio
Six-Month Period Ended June 30, 2019+	$9.97	0.05	1.22	1.27	$11.24	12.74	%*	$1,116.8	0.35	%**	0.84	%**	0.43	%**	10	%*
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	$9.97	-7.77%		$1,146.9	0.31%		0.77%		0.42%		37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	$10.81	8.10	%*	$1,562.6	0.25	%**	1.01	%**	0.42	%**	25	%*

ON Moderate Growth Model Portfolio
Six-Month Period Ended June 30, 2019+	$9.93	0.02	1.52	1.54	$11.47	15.51	%*	$1,944.9	0.42	%**	0.29	%**	0.42	%**	9	%*
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	$9.93	-10.14%		$1,945.0	0.35%		0.42%		0.42%		49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	$11.05	10.50	%*	$2,646.8	0.26	%**	0.80	%**	0.42	%**	23	%*

ON Growth Model Portfolio
Six-Month Period Ended June 30, 2019+	$9.86	(0.01)	1.71	1.70	$11.56	17.24	%*	$431.3	0.44	%**	-0.12	%**	0.44	%**	7	%*
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	$9.86	-11.57%		$424.2	0.31%		0.17%		0.43%		62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	$11.15	11.50	%*	$543.8	0.25	%**	0.51	%**	0.43	%**	24	%*

+	Unaudited
*	Not annualized
**	Annualized

#	Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
†	Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements. 155

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2019 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

∎

ON Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

∎

ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

∎	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

∎

ON Capital Appreciation Portfolio –Long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

∎	ON International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of foreign companies.

∎	ON Foreign Portfolio –Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in foreign securities.

∎	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

∎	ON Janus Henderson Venture Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.

∎

ON Janus Henderson Enterprise Portfolio – Long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

∎

ON S&P 500® Index Portfolio –Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in securities included in the S&P 500® Index.

∎	ON Federated Strategic Value Dividend Portfolio – Growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

∎

ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.

∎

ON ClearBridge Small Cap Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

∎

ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.

∎

ON BlackRock Advantage Large Cap Core Portfolio– Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

∎

ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Index for the previous 12 months.

∎

ON ICON Balanced Portfolio – Capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

156	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

∎

ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S&P MidCap 400® Index.

∎

ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000 Growth Index for the previous 12 months.

∎

ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

∎

ON Conservative Model Portfolio* – Current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

∎

ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

∎

ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

∎

ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

∎

ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

*	Collectively, the “ON Model Portfolios”.

The names presented above reflect the current Portfolio names. Effective May 1, 2019, several Portfolios of the Fund underwent name changes. The changes, approved by the Fund’s Board of Directors (the “Board”), are detailed below:

Portfolio Name Prior to May 1, 2019	Current Portfolio Name

ON Omni Portfolio	ON BlackRock Balanced Allocation Portfolio
ON Bristol Portfolio	ON BlackRock Advantage Large Cap Core Portfolio
ON Bryton Growth Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio
ON Bristol Growth Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Effective September 15, 2018 and March 16, 2018, respectively, ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

157	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

ON Equity	35,000,000
ON Bond	30,000,000
ON BlackRock Balanced Allocation	15,000,000
ON Capital Appreciation	25,000,000
ON International Equity	90,000,000
ON Foreign	32,000,000
ON Janus Henderson Forty	24,000,000
ON Janus Henderson Venture	30,000,000
ON Janus Henderson Enterprise	21,000,000
ON S&P 500® Index	90,000,000
ON Federated Strategic Value Dividend	75,000,000
ON Federated High Income Bond	45,000,000
ON ClearBridge Small Cap	15,000,000
ON Nasdaq-100® Index	50,000,000

Portfolio	Authorized Shares

ON BlackRock Advantage Large Cap Core	23,000,000
ON BlackRock Advantage Small Cap Growth	15,000,000
ON ICON Balanced	90,000,000
ON S&P MidCap 400® Index	30,000,000
ON BlackRock Advantage Large Cap Growth	30,000,000
ON Risk Managed Balanced	85,000,000
ON Conservative Model	30,000,000
ON Moderately Conservative Model	70,000,000
ON Balanced Model	200,000,000
ON Moderate Growth Model	300,000,000
ON Growth Model	100,000,000

The Board periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions).

Over-the-counter traded American Depositary Receipts ( “ADRs”) may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

158	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, bank loans, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.

Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3: Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2019:

159	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Equity	Common Stocks**	$231,410,712	$—	$—
	Money Market Funds	2,906,400	—	—

		$234,317,112	$—	$—

	Futures Contracts	$38,110	$—	$—

ON Bond	Corporate Bonds**	$—	$244,842,766	$—
	Asset-Backed Securities**	—	7,099,939	—
	Sovereign Issues	—	3,056,250	—
	Money Market Funds	1,469,198	—	—

		$1,469,198	$254,998,955	$—

ON BlackRock Balanced Allocation	Common Stocks**	$42,194,581	$—	$—
	Corporate Bonds**	—	15,071,557	—
	Asset-Backed Securities**	—	311,433	—
	U.S. Treasury Obligations	—	203,265	—
	Money Market Funds	949,614	—	—

		$43,144,195	$15,586,255	$—

	Futures Contracts	$3,246	$—	$—

ON Capital Appreciation	Common Stocks**	$91,776,324	$1,956,231	$—
	Money Market Funds	1,380,809	—	—

		$93,157,133	$1,956,231	$—

ON International Equity	Common Stocks**	$70,573,950	$384,482,593	$—
	Preferred Securities**	—	8,338,675	—
	Money Market Funds	14,680,388	—	—

		$85,254,338	$392,821,268	$—

ON Foreign	Common Stocks**	$5,351,360	$45,537,113	$—
	Money Market Funds	1,719,617	—	—

		$7,070,977	$45,537,113	$—

ON Janus Henderson Forty	Common Stocks**	$190,542,152	$—	$—
	Money Market Funds	1,921,572	—	—

		$192,463,724	$—	$—

ON Janus Henderson Venture	Common Stocks**	$165,971,617	$846,441	$—
	Master Limited Partnerships**	3,087,180	—	—
	Money Market Funds	2,283,102	—	—

		$171,341,899	$846,441	$—

ON Janus Henderson Enterprise	Common Stocks**	$104,926,645	$1,527,375	$—
	Money Market Funds	2,956,234	—	—

		$107,882,879	$1,527,375	$—

ON S&P 500® Index	Common Stocks**	$1,166,285,979	$—	$—

	Futures Contracts	$14,170	$—	$—

ON Federated Strategic Value Dividend	Common Stocks**	$260,339,192	$49,068,760	$—
	Money Market Funds	5,568,151	—	—

		$265,907,343	$49,068,760	$—

ON Federated High Income Bond	Corporate Bonds**	$—	$192,271,396	$—
	Common Stocks**	111,174	—	—
	Money Market Funds	7,061,247	—	—

		$7,172,421	$192,271,396	$—

160	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON ClearBridge Small Cap	Common Stocks**	$121,807,926	$—	$—
	Money Market Funds	1,296,508	—	—

		$123,104,434	$—	$—

ON Nasdaq-100® Index	Common Stocks**	$336,776,396	$—	$—
	U.S. Treasury Obligations	—	199,162	—
	Money Market Funds	641,070	—	—

		$337,417,466	$199,162	$—

	Futures Contracts	$17,716	$—	$—

ON BlackRock Advantage Large Cap Core	Common Stocks**	$98,771,262	$—	$—
	Money Market Funds	1,412,846	—	—

		$100,184,108	$—	$—

	Futures Contracts	$19,876	$—	$—

ON BlackRock Advantage Small Cap Growth	Common Stocks**	$83,024,860	$—	$—
	Money Market Funds	1,299,352	—	—

		$84,324,212	$—	$—

	Futures Contracts	$33,593	$—	$—

ON ICON Balanced	Common Stocks**	$345,455,940	$—	$—
	Corporate Bonds**	—	81,893,941	—
	U.S. Treasury Obligations	—	14,133,437	—
	Closed-End Mutual Funds	11,743,990	—	—
	Asset-Backed Securities**	—	6,784,874	—
	Preferred Securities**	2,282,821	—	—
	Purchased Options	45,225	—	—
	Money Market Funds	12,793,348	—	—

		$372,321,324	$102,812,252	$—

ON S&P MidCap 400® Index	Common Stocks**	$312,746,182	$—	$—
	Money Market Funds	1,372,362	—	—

		$314,118,544	$—	$—

	Futures Contracts	$35,642	$—	$—

ON BlackRock Advantage Large Cap Growth	Common Stocks**	$109,876,116	$—	$—
	Money Market Funds	1,588,621	—	—

		$111,464,737	$—	$—

	Futures Contracts	$22,673	$—	$—

ON Risk Managed Balanced	Common Stocks**	$180,271,683	$—	$—
	Corporate Bonds**	—	54,067,885	—
	U.S. Government Agency Mortgage-Backed Securities	—	31,340,267	—
	U.S. Treasury Obligations	—	29,200,959	—
	Purchased Options	6,061,279	16,584,722	—
	Asset-Backed /Mortgage-Backed Securities**	—	6,319,769	—
	Preferred Securities**	—	1,009,959	—
	Money Market Funds	65,041,401	—	—

		$251,374,363	$138,523,561	$—

	Futures Contracts	$5,515,230	$—	$—

161	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Conservative Model	Open-End Mutual Funds	$76,794,118	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$227,214,780	$—	$—

ON Balanced Model	Open-End Mutual Funds	$1,116,905,896	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$1,945,597,581	$—	$—

ON Growth Model	Open-End Mutual Funds	$431,510,141	$—	$—

**	For detailed industry descriptions, see the accompanying Schedules of Investments.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The ON International Equity and ON Foreign Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

162	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

Distributions to Shareholders and Federal Taxes

The Fund satisfies its distribution requirements, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or recognized. The Board’s intent is that the Fund will not distribute any realized gain distributions (consent or otherwise) until any applicable capital loss carryforwards have been offset or expired.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.

Bank Loans

A Portfolio may invest in bank loans, which represent an interest in amounts owned by a borrower to a syndicate of lenders. Bank loans are generally non-investment grade and often involve borrowers whose financial condition is highly leveraged. Transactions in bank loans may settle on a delayed basis, which could result in proceeds from the sale not being readily available for a Portfolio to make additional investments or meet its redemption obligations. Bank loans are typically senior in the corporate capital structure of the borrower. Bank loans generally pay interest at variable rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the

163	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

London Interbank Offered Rate (“LIBOR”). Bank loans may involve foreign borrowers, and investments may be denominated in foreign currencies. While the Portfolios expect to invest in fully funded term loans, certain of the loans in which the Portfolios invest may include revolving loans, bridge loans, and delayed draw term loans. These investments are treated as fixed income securities for valuation purposes.

Bank loans may be acquired through either an assignment or a participation. In a participation, a Portfolio would have a contractual relationship with the lender, not with the borrower, and the lender would remain the official holder of the loan, with the participant owning the rights to the amount purchased. As such, the Portfolio would not only assume the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Portfolio and the borrower. In contrast, in an assignment, a Portfolio would become a direct signatory to the loan and receive interest and principal payments directly from the administrative agent. The ON Risk Managed Balanced Portfolio and the ON Federated High Income Bond Portfolio were the only Portfolios to hold bank loans during the six-month period ended June 30, 2019, and all bank loans were held via assignment.

New Accounting Pronouncements and Regulations

In March 2017, the Financial Accounting Standards Board (the “FASB”) issued ASU 2017-08, “Premium Amortization on Purchased Callable Debt Securities”, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s management has evaluated the impact of the amendment and has concluded that there is no significant impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 “Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurement“, which modifies the disclosure requirements on fair value measurements included in Topic 820, Fair Value Measurement. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund has early-adopted the removal of the disclosure of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, as well as the policy for timing of transfers between levels. The Fund’s management is currently evaluating the impact of the other modifications of this ASU on the Fund’s financial statements.

Subsequent Events

At meetings held on May 16, 2019 and June 19, 2019, the Board approved reorganizations pursuant to which the assets of each of the ON Equity and ON Capital Appreciation Portfolios, ON ICON Balanced Portfolio, and ON ClearBridge Small Cap Portfolio (the “Target Portfolios”) assets would be acquired, and each of the Portfolio’s liabilities would be assumed, by the Portfolio (the “Survivor Portfolio”) listed opposite the Target Portfolio(s) in the chart below in exchange for shares of the Survivor Portfolio. The reorganizations were consummated effective as of the end of business on August 23, 2019.

Target Portfolios	To be reorganized into	Survivor Portfolios
ON Equity, ON Capital Appreciation	->	ON BlackRock Advantage Large Cap Core
ON ICON Balanced	->	ON BlackRock Balanced Allocation
ON ClearBridge Small Cap	->	ON BlackRock Advantage Small Cap Growth

The combination of assets for each reorganization presented opportunities for operational efficiencies, which should translate to a decrease in the rate of future expenses borne by the shareholders of the Survivor Portfolios. It is anticipated that no gain or loss for federal income tax purposes will be recognized by Portfolio shareholders as a result of the reorganizations. All fees and expenses incurred directly as a result of the reorganizations were borne by ONI.

Pursuant to the reorganizations, the shares of each Target Portfolio were liquidated, and shares of each Survivor Portfolio were distributed to the Target Portfolio shareholders at the same aggregate dollar value as those of the Target Portfolio. The liquidation of Target Portfolio shares and distribution of Survivor Portfolio shares resulting from the reorganizations are summarized below:

Target Portfolios prior to the reorganizations:

	ON Equity	ON Capital Appreciation	ON ICON Balanced	ON ClearBridge Small Cap
Investment portfolio fair value	$223,035,288	$89,148,174	$460,592,643	$113,322,189
Investment portfolio cost	$224,887,233	$91,889,534	$431,725,518	$112,226,496
Net assets	$223,245,270	$89,333,028	$462,055,756	$113,327,536
Net asset value (per share, extended)	$35.7255	$39.8373	$21.4979	$54.6402
Shares	6,248,906	2,242,446	21,493,028	2,074,069

164	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

Survivor Portfolios prior to the reorganizations:

	ON BlackRock Advantage Large Cap Core	ON BlackRock Balanced Allocation	ON BlackRock Advantage Small Cap Growth
Investment portfolio fair value	$94,021,654	$55,607,905	$78,723,068
Investment portfolio cost	$92,769,119	$53,682,160	$81,346,417
Net assets	$94,156,983	$55,776,643	$78,924,045
Net asset value (per share, extended)	$29.3958	$32.9692	$27.6742
Shares	3,203,074	1,691,779	2,851,900

Survivor Portfolios subsequent to the reorganizations:

	ON BlackRock Advantage Large Cap Core	ON BlackRock Balanced Allocation	ON BlackRock Advantage Small Cap Growth
Investment portfolio fair value	$406,205,116	$516,200,548	$192,045,257
Investment portfolio cost	$409,545,886	$485,407,678	$193,572,913
Net assets	$406,735,281	$517,832,399	$192,251,581
Net asset value (per share, extended)	$29.3958	$32.9692	$27.6742
Shares	13,836,508	15,706,525	6,946,962

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

ON Equity[2]	ON Foreign	ON Federated High Income Bond
0.64% of first $500 million	0.85% of first $100 million	0.75% of first $75 million
0.62% over $500 million	0.80% of next $100 million	0.70% of next $75 million
ON Bond	0.70% of next $800 million	0.65% of next $75 million
0.60% of first $100 million	0.67% over $1 billion	0.60% over $225 million
0.50% of next $150 million	ON Janus Henderson Forty	ON ClearBridge Small Cap
0.45% of next $250 million	0.80% of first $100 million	0.85% of first $200 million
0.40% of next $500 million	0.75% of next $400 million	0.80% of next $300 million
0.30% of next $1 billion	0.70% over $500 million	0.75% over $500 million
0.25% over $2 billion	ON Janus Henderson Venture	ON Nasdaq-100® Index
ON BlackRock Balanced Allocation[1]	0.80% of first $150 million	0.40% of first $100 million
0.58% of first $100 million	0.75% of next $150 million	0.35% of next $150 million
0.50% of next $150 million	0.70% of next $300 million	0.33% over $250 million
0.45% of next $250 million	0.65% over $600 million	ON BlackRock Advantage Large Cap Core[1]
0.40% of next $500 million	ON Janus Henderson Enterprise	0.64% of first $500 million
0.30% of next $1 billion	0.85% of first $100 million	0.62% over $500 million
0.25% over $2 billion	0.80% of next $100 million	ON BlackRock Advantage Small Cap Growth[1]
ON Capital Appreciation	0.75% of next $300 million	0.78% of first $100 million
0.80% of first $100 million	0.70% over $500 million	0.75% of next $400 million
0.75% of next $300 million	ON S&P 500® Index	0.70% over $500 million
0.65% of next $600 million	0.40% of first $100 million	ON ICON Balanced
0.60% over $1 billion	0.35% of next $150 million	0.65% of first $200 million
ON International Equity	0.33% over $250 million	0.60% of next $300 million
0.85% of first $100 million	ON Federated Strategic Value Dividend	0.55% over $500 million
0.80% of next $100 million	0.75% of first $100 million	ON S&P MidCap 400® Index
0.70% of next $800 million	0.70% of next $400 million	0.40% of first $100 million
0.67% over $1 billion	0.65% over $500 million	0.35% of next $150 million
0.33% over $250 million

165	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

ON BlackRock Advantage Large Cap Growth[1]	ON Conservative Model	ON Moderate Growth Model
0.66% of first $500 million	0.40% of all net assets	0.40% of all net assets
0.64% over $500 million	ON Moderately Conservative Model	ON Growth Model
ON Risk Managed Balanced	0.40% of all net assets	0.40% of all net assets
0.90% of first $500 million	ON Balanced Model
0.75% over $500 million	0.40% of all net assets

[1]	At a meeting held on January 25, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective February 1, 2019, BlackRock Investment Management, LLC (”BlackRock“) replaced the Portfolios’ previous sub-adviser, Suffolk Capital Management, LLC . In conjunction with the change in sub-adviser, the names of the Portfolios were changed. Also, the Board approved a revision to the Portfolios’ advisory fee schedule shown above, also effective February 1, 2019. Previously, the advisory fee breakpoints, based on the Portfolios’ daily net assets, respectively, were as follows:

ON BlackRock Balanced Allocation	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON BlackRock Advantage Large Cap Growth
0.60% of first $100 million	0.80% of first $100 million	0.85% of first $100 million	0.80% of first $100 million
0.50% of next $150 million	0.70% of next $400 million	0.75% of next $400 million	0.70% of next $400 million
0.45% of next $250 million	0.65% over $500 million	0.70% over $500 million	0.65% over $500 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

[2]	At a meeting held on February 21, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective May 1, 2019, BlackRock replaced the Portfolio’s previous sub-adviser, ClearBridge Investments, LLC. In conjunction with the change in sub-adviser, the Board approved a revision to the Portfolio’s advisory fee schedule shown above. Previously, the advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.79% of first $200 million 0.74% of next $800 million 0.70% over $1 billion

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge Investments, LLC (“ClearBridge”), BlackRock Investment Management, LLC (“BlackRock”), Lazard Asset Management, LLC (“Lazard”), Templeton Global Advisors Limited (“Templeton”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

ON Equity (ClearBridge)[4]	ON International Equity (Lazard)	ON Janus Henderson Enterprise (Janus)
0.20% of first $500 million	0.40% on first $500 Million	0.60% of first $100 million
0.18% over $500 million	0.35% on next $500 Million	0.55% of next $100 million
ON BlackRock Balanced Allocation Portfolio (BlackRock)[3]	0.32% over $1 Billion	0.50% over $200 million
0.20% of first $500 million	ON Foreign (Templeton)	ON S&P 500® Index (Geode)[5]
0.18% over $500 million	0.43% on first $500 Million	0.025% of first $100 million
ON Capital Appreciation (Jennison)	0.38% on next $500 Million	0.020% of next $150 million
0.75% of first $10 million	0.35% over $1 Billion	0.015% over $250 million
0.50% of next $30 million	ON Janus Henderson Forty (Janus)	ON Federated Strategic Dividend Value (Federated Equity)
0.35% of next $25 million	0.55% of first $100 million	0.50% of first $35 million
0.25% of next $335 million	0.50% of next $400 million	0.35% of next $65 million
0.22% of next $600 million	0.45% over $500 million	0.25% over $100 million
0.20% over $1 billion	ON Janus Henderson Venture (Janus)
0.55% of first $150 million
0.45% over $150 million

166	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

ON Federated High Income Bond (Federated Investment)	ON BlackRock Advantage Small Cap Growth (BlackRock)[3]	ON Risk Managed Balanced (Janus)
0.50% of first $30 million	0.45% of all net assets	0.35% of first $500 million
0.40% of next $20 million	ON ICON Balanced (ICON)	0.25% over $500 million
0.30% of next $25 million	0.40% of first $200 million	ON Risk Managed Balanced (Anchor Path)
0.25% over $75 million	0.35% of next $300 million	0.20% of first $500 million
ON ClearBridge Small Cap (ClearBridge)	0.30% over $500 million	0.15% over $500 million
0.55% of first $200 million	ON S&P MidCap 400® Index (Geode)[5]
0.50% over $200 million	0.039% of first $100 million
ON Nasdaq-100® Index (Geode)[5]	0.038% of next $150 million
0.05% of first $100 million	0.037% of next $250 million
0.04% of next $150 million	0.036% of next $500 million
0.03% over $250 million	0.035% over $1 billion
ON BlackRock Large Cap Core (BlackRock)[3]	ON BlackRock Advantage Large Cap Growth (BlackRock)[3]
0.20% of first $500 million	0.20% of first $500 million
0.18% over $500 million	0.18% over $500 million

[3]	At a meeting held on January 25, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective May 1, 2019, BlackRock Investment Management, LLC replaced the Portfolios’ previous sub-adviser, Suffolk Capital Management, LLC. In conjunction with the change in sub-adviser, the names of the Portfolios were changed. Previously, the sub-advisory fee breakpoints, based on the Portfolios’ daily net assets, respectively, were:

ON BlackRock Balanced Allocation	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON BlackRock Advantage Large Cap Growth
0.30% of first $100 million	0.45% of first $100 million	0.50% of first $100 million	0.45% of first $100 million
0.25% of next $150 million	0.40% of next $400 million	0.45% of next $400 million	0.40% of next $400 million
0.225% of next $250 million	0.35% over $500 million	0.40% over $500 million	0.35% over $500 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

[4]	At a meeting held on February 21, 2019, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-adviser to the Portfolio.

Effective May 1, 2019, BlackRock Investment Management, LLC replaced the Portfolio’s previous sub-adviser, ClearBridge Investments, LLC. In conjunction with the change in sub-adviser, the Board approved a revision to the Portfolio’s sub-advisory fee schedule shown above. Previously, the sub-advisory fee breakpoints, based on the Portfolio’s daily net assets, were:

0.40% of first $200 Million 0.38% over $200 Million

[5]

The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the six-month period ended June 30, 2019, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2019.

ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the five ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing

167	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets (the “Expense Limitation Agreement”.).

For the period from May 1, 2019 to April 30, 2020, the applicable percentages of the average daily net assets of the five ON Model Portfolios are as follow:

Portfolio
ON Conservative Model	0.92%
ON Moderately Conservative Model	1.00%
ON Balanced Model	1.00%
ON Moderate Growth Model	1.07%
ON Growth Model	1.12%

For the period from May 1, 2018 to April 30, 2019, the applicable percentages of the average daily net assets of the five ON Model Portfolios were as follows:

Portfolio
ON Conservative Model	0.87%
ON Moderately Conservative Model	0.92%
ON Balanced Model	0.99%
ON Moderate Growth Model	1.04%
ON Growth Model	1.08%

For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses (”AFFE“), which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The current Expense Limitation Agreement will continue through April 30, 2020. The Expense Limitation Agreement may only be terminated with the consent of the Board. Under the Expense Limitation Agreement, ONI is entitled to a reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of the applicable annual expense limitation in effect at the time of the expense payment or the reimbursement. There were no recorded liabilities related to this agreement at June 30, 2019.

Pursuant to the current Expense Limitation Agreement, as well as the prior agreements for the period May 1, 2018 to April 30, 2019 and March 1, 2017 to April 30, 2018, ONI reimbursed the expenses of the ON Model Portfolios as follows:

Portfolio	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Period From March 1, 2017 (inception) to December 31, 2017
ON Conservative Model	$ 121,189	$ 226,418	$ 225,670
ON Moderately Conservative Model	170,799	470,818	546,454
ON Balanced Model	433,882	1,505,609	2,175,981
ON Moderate Growth Model	0	1,692,796	3,208,708
ON Growth Model	0	638,268	787,420

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2019, the Fund incurred compliance expenses totaling $188,500, which are allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $155,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2019, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $409,908.

168	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2019, and the year ended December 31, 2018, respectively, were as follows:

	ON Equity		ON Bond		ON BlackRock Balanced Allocation
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	63,919	543,340	737,021	2,259,416	59,523	333,499
Capital shares redeemed	(1,762,088)	(7,201,001)	(2,125,026)	(5,188,262)	(227,535)	(508,020)

Net increase/(decrease)	(1,698,169)	(6,657,661)	(1,388,005)	(2,928,846)	(168,012)	(174,521)

	ON Capital Appreciation		ON International Equity		ON Foreign
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	41,869	244,891	329,137	34,482,673	65,100	218,991
Capital shares redeemed	(281,558)	(650,640)	(8,444,013)	(5,279,130)	(274,107)	(653,067)

Net increase/(decrease)	(239,689)	(405,749)	(8,114,876)	29,203,543	(209,007)	(434,076)

	ON Janus Henderson Forty		ON Janus Henderson Venture		ON Janus Henderson Enterprise
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	2,037,282	5,693,993	159,900	807,578	55,200	1,370,764
Capital shares redeemed	(1,697,821)	(1,615,798)	(2,405,625)	(2,464,805)	(503,097)	(640,902)

Net increase/(decrease)	339,461	4,078,195	(2,245,725)	(1,657,227)	(447,897)	729,862

	ON S&P 500® Index		ON Federated Strategic Value Dividend		ON Federated High Income Bond
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	2,426,421	11,443,848	677,407	1,908,206	398,933	1,170,318
Capital shares redeemed	(6,858,808)	(10,664,652)	(2,699,009)	(15,617,523)	(1,440,906)	(6,860,078)

Net increase/(decrease)	(4,432,387)	779,196	(2,021,602)	(13,709,317)	(1,041,973)	(5,689,760)

	ON ClearBridge Small Cap		ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	107,494	230,406	1,068,036	11,099,181	67,168	829,082
Capital shares redeemed	(562,332)	(2,598,696)	(4,040,630)	(6,796,455)	(3,044,355)	(1,966,097)

Net increase/(decrease)	(454,838)	(2,368,290)	(2,972,594)	4,302,726	(2,977,187)	(1,137,015)

169	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

	ON BlackRock Advantage Small Cap Growth		ON ICON Balanced		ON S&P MidCap 400® Index
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	2,137,642	232,264	420,703	2,389,470	742,927	16,253,134
Capital shares redeemed	(298,114)	(1,433,520)	(2,554,976)	(22,056,812)	(3,336,215)	(1,498,050)

Net increase/(decrease)	1,839,528	(1,201,256)	(2,134,273)	(19,667,342)	(2,593,288)	14,755,084

	ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced		ON Conservative Model
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	1,009,283	682,377	1,773,786	5,049,116	653,009	1,569,020
Capital shares redeemed	(938,563)	(1,728,342)	(2,615,310)	(4,626,549)	(1,486,302)	(3,300,032)

Net increase/(decrease)	70,720	(1,045,965)	(841,524)	422,567	(833,293)	(1,731,012)

	ON Moderately Conservative Model		ON Balanced Model		ON Moderate Growth Model
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	670,331	1,634,214	1,153,832	3,043,170	1,156,599	5,659,528
Capital shares redeemed	(3,897,534)	(8,637,861)	(16,833,170)	(32,518,291)	(27,562,753)	(49,240,271)

Net increase/(decrease)	(3,227,203)	(7,003,647)	(15,679,338)	(29,475,121)	(26,406,154)	(43,580,743)

	ON Growth Model
	Six-Month Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital shares issued on sales	458,686	3,385,893
Capital shares redeemed	(6,133,891)	(9,165,822)

Net increase/(decrease)	(5,675,205)	(5,779,929)

170	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2019 were as follows:

	ON Equity	ON Bond	ON BlackRock Balanced Allocation	ON Capital Appreciation	ON International Equity
Cost of purchases	$274,819,853	$44,934,135	$102,566,200	$27,244,404	$ 68,008,319
Proceeds from sales	$304,135,070	$66,927,515	$107,750,131	$35,135,074	$168,382,080

	ON Foreign	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise	ON S&P 500® Index
Cost of purchases	$ 8,252,302	$64,952,271	$13,913,359	$ 5,415,149	$ 51,014,440
Proceeds from sales	$13,259,163	$59,843,855	$96,862,143	$25,464,669	$173,529,216

	ON Federated Strategic Value Dividend	ON Federated High Income Bond	ON ClearBridge Small Cap	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core
Cost of purchases	$35,633,782	$18,946,767	$19,196,720	$ 6,201,468	$167,083,911
Proceeds from sales	$66,349,557	$35,801,707	$46,015,531	$57,485,621	$245,141,352

	ON BlackRock Advantage Small Cap Growth	ON ICON Balanced	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$110,843,651	$200,609,207	$25,444,243	$151,751,368	$91,502,980
Proceeds from sales	$ 56,983,508	$246,564,207	$69,621,425	$149,430,490	$85,105,591

	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$ 8,249,611	$16,766,885	$116,108,663	$166,599,792	$29,316,331
Proceeds from sales	$16,406,738	$50,004,801	$285,458,381	$459,689,147	$94,756,757

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2019 were as follows:

		ON Bond	ON BlackRock Balanced Allocation	ON ICON Balanced	ON Risk Managed Balanced
Cost of purchases		$2,900,977	$4,121,180	$36,639,433	$66,070,405
Proceeds from sales		$2,912,813	$4,148,596	$34,195,254	$87,820,383

(6)	Financial Instruments

The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written

171	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The ON ICON Balanced Portfolio held and purchased put options during the six-month period ended June 30, 2019. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio. Transactions involving purchased options by the ON ICON Balanced Portfolio for the six-month period ended June 30, 2019 were: Cost of purchases: $1.5 million, Expirations: $1.2 million.

The ON Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the six-month period ended June 30, 2019. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the six-month period ended June 30, 2019 were: Cost of purchases: $14.7 million, Proceeds from sales: $13.9 million.

Written and purchased options are non-income producing securities.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

172	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

Portions of certain Portfolios’ cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2019 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced Portfolio, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced Portfolio, these futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other futures contracts executed and closed in the Portfolios during the six-month period ended June 30, 2019. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2019. For the six-month period ended June 30, 2019, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:

Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)

ON Equity	Portions of cash holdings	$22.9	$17.5
ON BlackRock Balanced Allocation	Portions of cash holdings	3.9	3.3
ON S&P 500® Index	Portions of cash holdings	158.6	164.9
ON Nasdaq-100® Index	Portions of cash holdings	40.8	40.6
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	15.2	13.8
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	10.2	7.9
ON S&P MidCap 400® Index	Portions of cash holdings	32.1	30.5
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	14.7	12.7
ON Risk Managed Balanced	Portions of securities and cash holdings	714.0	696.4

173	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the six-month period ended June 30, 2019, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON Equity	Futures contracts	Equity price	$5,446,770	$5,408,660	(1)

ON BlackRock Balanced Allocation	Futures contracts	Equity price	588,840	585,594	(1)

ON S&P 500® Index	Futures contracts	Equity price	2,796,990	2,782,820	(1)

ON Nasdaq-100® Index	Futures contracts	Equity price	1,231,000	1,213,284	(1)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	1,472,100	1,452,224	(1)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	2,272,295	2,238,702	(1)

ON ICON Balanced	Purchased options	Equity price	45,225	—	(2)

ON S&P MidCap 400® Index	Futures contracts	Equity price	1,950,000	1,914,358	(1)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	2,060,940	2,038,267	(1)

ON Risk Managed Balanced	Futures contracts	Equity price	263,497,138	257,981,908	(1)

	Purchased options	Equity price	22,646,001	—	(2)

(1)

Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts.

(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON Equity	Futures contracts	Equity price	$(86,130)	$38,110	(1),(2)

ON BlackRock Balanced Allocation	Futures contracts	Equity price	13,410	3,246	(1),(2)

ON S&P 500® Index	Futures contracts	Equity price	1,255,967	(25,930)	(1),(2)

ON Nasdaq-100® Index	Futures contracts	Equity price	460,278	11,065	(1),(2)

ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	76,759	19,876	(1),(2)

ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	5	33,593	(1),(2)

ON ICON Balanced	Purchased options	Equity price	(1,230,756)	(187,489)	(3),(4)

ON S&P MidCap 400® Index	Futures contracts	Equity price	115,339	37,558	(1),(2)

ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	44,359	22,673	(1),(2)

ON Risk Managed Balanced	Futures contracts	Equity price	16,511,039	2,758,467	(1),(2)

	Purchased options	Equity price	(2,021,979)	(1,622,891)	(3),(4)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

174	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At June 30, 2019, there were no outstanding derivative transactions subject to netting arrangements.

(7)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at June 30, 2019 for federal income tax purposes.

	ON Equity	ON Bond	ON BlackRock Balanced Allocation	ON Capital Appreciation	ON International Equity	ON Foreign
Gross unrealized:
Appreciation	$12,416,585	$9,839,585	$3,852,362	$10,008,111	$49,953,102	$2,491,031
Depreciation	(6,248,586)	(765,824)	(1,028,204)	(8,554,658)	(38,611,349)	(8,060,889)

Net unrealized appreciation (depreciation)	$6,167,999	$9,073,761	$2,824,158	$1,453,453	$11,341,753	$(5,569,858)

Aggregate cost of investments:	$228,187,223	$247,394,392	$55,909,538	$93,659,911	$466,733,853	$58,177,948

	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise	ON S&P 500® Index	ON Federated Strategic Value Dividend	ON Federated High Income Bond
Gross unrealized:
Appreciation	$32,122,541	$52,167,761	$17,419,598	$260,371,901	$20,182,921	$4,367,414
Depreciation	(1,908,371)	(8,863,348)	(3,787,365)	(49,422,686)	(27,700,194)	(6,957,787)

Net unrealized appreciation (depreciation)	$30,214,170	$43,304,413	$13,632,233	$210,949,215	$(7,517,273)	$(2,590,373)

Aggregate cost of investments:	$162,249,554	$128,883,927	$95,778,021	$955,350,934	$322,493,376	$202,034,190

	ON ClearBridge Small Cap	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON ICON Balanced	ON S&P MidCap 400® Index
Gross unrealized:
Appreciation	$23,020,310	$81,423,431	$6,879,411	$6,278,972	$58,420,112	$25,577,156
Depreciation	(16,365,657)	(8,480,061)	(2,876,548)	(5,429,642)	(11,165,851)	(27,344,523)

Net unrealized appreciation (depreciation)	$6,654,653	$72,943,370	$4,002,863	$849,330	$47,254,261	$(1,767,367)

Aggregate cost of investments:	$116,449,781	$264,690,974	$96,201,121	$83,508,475	$427,879,315	$315,921,553

175	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2019 (Unaudited)

	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model
Gross unrealized:
Appreciation	$9,737,334	$59,185,135	$2,630,091	$8,558,303	$43,527,728	$80,896,103
Depreciation	(2,465,523)	(6,754,699)	(2,920,926)	(15,207,587)	(98,478,418)	(244,509,202)

Net unrealized appreciation (depreciation)	$7,271,811	$52,430,436	$(290,835)	$(6,649,284)	$(54,950,690)	$(163,613,099)

Aggregate cost of investments:	$104,215,599	$342,982,533	$77,084,953	$233,864,064	$1,171,856,586	$2,109,210,680

	ON Growth Model
Gross unrealized:
Appreciation	$20,818,484
Depreciation	(60,189,308)

Net unrealized appreciation (depreciation)	$(39,370,824)

Aggregate cost of investments:	$470,880,965

(8)	Legal Matters

In December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy, and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or claw back, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”)in the U.S. District Court, Southern District of New York (“District Court”).

Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the creditor actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals. On March 29, 2016, the Court of Appeals affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. The Supreme Court has not yet decided whether to grant certiorari. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Court of Appeals or the District Court to consider, among other things, whether the Court of Appeals’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review. The Second Circuit has not yet provided any specific timing for, or guidance on, next steps.

In 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the District Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit Court of Appeals. Because of a procedural issue, however, the plaintiff cannot automatically appeal the decision, but must first obtain permission from the District Court. On January 14, 2019, the District Court held a status conference during which it indicated that the plaintiff would be allowed to file a motion seeking reconsideration of the prior dismissal of the intentional fraudulent transfer claims. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims. The judge accepted the defendants’ “alternative safe harbor” argument. Procedurally, this cuts off any chance of discovery in the short term. We will now almost certainly see an appeal of both the Trustee’s intentional claims and this new issue.

The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

176

Ohio National Fund, Inc.

Additional Information	June 30, 2019 (Unaudited)

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

At a meeting held on January 25, 2019, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved sub-advisory agreements between Ohio National Investments, Inc. (the “Adviser”) and BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) with respect to the ON Omni Portfolio (only the equity portion), the ON Bristol Portfolio, the ON Bristol Growth Portfolio and the ON Bryton Growth Portfolio (collectively, the “Portfolios”) (the “Sub-Advisory Agreements”).

A representative of the Adviser reported that the previous sub-adviser to the Portfolios had notified the Adviser that it was ceasing operations and would no longer be able to manage the Portfolios, and stated that the Adviser is recommending that BlackRock become the sub-adviser for the Portfolios. The Directors then met with representatives of BlackRock to discuss how it intends to manage the Portfolios. The Directors had the opportunity to ask questions that the representatives answered to the Directors satisfaction.

In considering the approval of the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information, including a comparison to existing fees for the Portfolio; (2) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and sub-advisory fee peer comparison charts showing where each Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees; (3) performance data for a BlackRock fund, or a composite of BlackRock accounts, employing similar strategies to that of the respective Portfolio; (4) estimated Adviser profitability information; and (5) other information regarding the nature, extent and quality of services anticipated to be provided by BlackRock.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Sub-Advisory Agreements in private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the Sub-Adviser.

Investment Performance

With respect to the ON Bristol Portfolio and the equity portion of the ON Omni Portfolio, the Board considered the performance of a composite of large cap core accounts following a strategy similar to that which BlackRock will use for each Portfolio, relative to that of the Portfolio’s benchmark and Morningstar peer group. The Directors noted that the composite outperformed the benchmark and peer group for the 1-, 3- and 5-year periods ended December 31, 2018 and was in the 4th percentile of its peer group for the 5-year period. Based on this performance, the Directors concluded that BlackRock has the ability to manage the ON Bristol Portfolio and the equity portion of the ON OMNI Portfolio effectively going forward.

With respect to the ON Bristol Growth Portfolio, the Board considered the performance of the BlackRock Advantage Large Cap Growth Fund, which utilizes a strategy similar to that of the Portfolio, relative to that of its benchmark and Morningstar peer group. The Directors noted that the only performance information available was for the 1-year period ended December 31, 2018, and that the BlackRock Fund had underperformed its benchmark and peer group. They noted, however, that the BlackRock Fund performance was in the 54th percentile of its peer group. Based on this performance, the Directors concluded that BlackRock has the ability to manage the ON Bristol Growth Portfolio effectively going forward.

177	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2019 (Unaudited)

With respect to the ON Bryton Growth Portfolio, the Board considered the performance of the BlackRock Advantage Small Cap Growth Fund, which utilizes a strategy similar to that of the Portfolio, relative to that of its benchmark and Morningstar peer group. The Directors noted that it had outperformed its benchmark and peer group for the 1- and 3-year periods ended December 31, 2018, but underperformed for the 5-year period. The Directors remarked that the BlackRock Fund was in the 45th percentile of its peer group for the 1-year period. Based on this performance, the Directors concluded that BlackRock has the ability to manage the ON Bryton Growth Portfolio effectively going forward.

Fees and Expenses, Profitability, & Economies of Scale

The Board reviewed charts showing, for each Portfolio, how the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub advisory fees to the Sub-Advisers. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser for each Portfolio. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser.

With respect to each Portfolio, the Directors noted that the proposed advisory and subadvisory fees were lower than the current fees. They also noted that the advisory fees payable by each Portfolio were well within the range of fees payable by the Portfolio’s peer group. The Directors remarked that, because the sub-advisory fees were paid by the Adviser and not by a Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by each Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the Sub-Advisers should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Sub-Advisory Agreements, in addition to the conclusions set forth above: (a) the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreements; (b) the investment philosophy, strategies and techniques of the Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Sub-Advisory Agreements.

At a meeting held on February 21, 2019, the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the Sub-Advisory Agreement between the Adviser and Sub-Adviser, with respect to the ON Equity Portfolio (the “Portfolio”). A representative of the Adviser stated the Adviser was recommending that BlackRock become the sub-adviser for the Portfolio and that the Portfolio’s investment strategy be changed to the strategy BlackRock is using for the Fund’s ON BlackRock Advantage Large Cap Core Portfolio (formerly the Fund’s ON Bristol Portfolio). The representative reminded the Directors that they had met with representatives of BlackRock to discuss how it intended to manage the ON BlackRock Advantage Large Cap Core Portfolio at the January 25, 2019 meeting and that they had the opportunity to ask questions that the representatives answered to the Directors’ satisfaction.

In considering the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information, including a comparison to existing fees for the Portfolio; (2) comparative advisory fee and expense ratio information for a peer group of funds, as well as advisory fee and sub-advisory fee peer comparison charts showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees; (3) performance data for a composite of BlackRock accounts employing similar strategies to that of the Portfolio; (4) other information regarding the nature, extent and quality of services anticipated to be provided by BlackRock.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed Sub-Advisory Agreement in private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

178	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2019 (Unaudited)

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. It was the Directors’ conclusion that overall they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser

Investment Performance

The Board considered the performance of a composite of large cap core accounts following a strategy similar to that which BlackRock will use for the Portfolio, relative to that of the Portfolio’s benchmark and Morningstar peer group. The Directors noted that the composite outperformed the benchmark and peer group for the 1-, 3- and 5-year periods ended December 31, 2018 and was in the 4th percentile of its peer group for the 5-year period. Based on this performance, the Directors concluded that BlackRock has the ability to manage the Portfolio effectively going forward

Fees and Expenses, Profitability, & Economies of Scale

The Board reviewed charts showing how the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser for the Portfolio. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser.

The Directors noted that the proposed advisory and sub-advisory fees were lower than the current fees. They also noted that the advisory fees payable by the Portfolio were well within the range of fees payable by the Portfolio’s peer group.

The Directors remarked that, because the sub-advisory fees were paid by the Adviser and not by the Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolio from the sub-advisory arrangements with the Sub-Adviser should not be a material factor in its deliberations.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Sub-Advisory Agreement, in addition to the conclusions set forth above: (a) the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Adviser are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously approved the Sub-Advisory Agreement.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2019 and held through June 30, 2019.

179	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2019 (Unaudited)

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2019	Ending Investment Value 6/30/2019	Expenses Paid During Period* 1/1/2019 – 6/30/2019	Expense Ratio During Period 1/1/2019 – 6/30/2019 (Annualized)

ON Equity	$1,000.00	$1,199.90	$4.36	0.80%
ON Bond	$1,000.00	$1,104.00	$3.18	0.61%
ON BlackRock Balanced Allocation	$1,000.00	$1,203.20	$4.32	0.79%
ON Capital Appreciation	$1,000.00	$1,143.70	$4.84	0.91%
ON International Equity	$1,000.00	$1,155.30	$4.65	0.87%
ON Foreign	$1,000.00	$1,069.90	$6.67	1.30%
ON Janus Henderson Forty	$1,000.00	$1,228.90	$4.64	0.84%
ON Janus Henderson Venture	$1,000.00	$1,241.50	$4.95	0.89%
ON Janus Henderson Enterprise	$1,000.00	$1,269.00	$5.46	0.97%
ON S&P 500® Index	$1,000.00	$1,182.90	$2.16	0.40%
ON Federated Strategic Value Dividend	$1,000.00	$1,103.20	$4.07	0.78%
ON Federated High Income Bond	$1,000.00	$1,104.10	$4.17	0.80%
ON ClearBridge Small Cap	$1,000.00	$1,206.50	$5.14	0.94%
ON Nasdaq-100® Index	$1,000.00	$1,216.30	$2.36	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,229.90	$4.31	0.78%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,229.50	$5.36	0.97%
ON ICON Balanced	$1,000.00	$1,145.70	$3.56	0.67%
ON S&P MidCap 400® Index	$1,000.00	$1,176.60	$2.54	0.47%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,258.90	$4.54	0.81%
ON Risk Managed Balanced	$1,000.00	$1,148.70	$5.33	1.00%
ON Conservative Model	$1,000.00	$1,089.10	$1.24	0.24%
ON Moderately Conservative Model	$1,000.00	$1,111.00	$1.67	0.32%
ON Balanced Model	$1,000.00	$1,127.40	$1.85	0.35%
ON Moderate Growth Model	$1,000.00	$1,155.10	$2.24	0.42%
ON Growth Model	$1,000.00	$1,172.40	$2.37	0.44%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2019	Ending Investment Value 6/30/2019	Expenses Paid During Period* 1/1/2019 – 6/30/2019	Expense Ratio During Period 1/1/2019 – 6/30/2019 (Annualized)

ON Equity	$1,000.00	$1,020.83	$4.01	0.80%
ON Bond	$1,000.00	$1,021.77	$3.06	0.61%
ON BlackRock Balanced Allocation	$1,000.00	$1,020.88	$3.96	0.79%
ON Capital Appreciation	$1,000.00	$1,020.28	$4.56	0.91%
ON International Equity	$1,000.00	$1,020.48	$4.36	0.87%
ON Foreign	$1,000.00	$1,018.35	$6.51	1.30%
ON Janus Henderson Forty	$1,000.00	$1,020.63	$4.21	0.84%
ON Janus Henderson Venture	$1,000.00	$1,020.38	$4.46	0.89%
ON Janus Henderson Enterprise	$1,000.00	$1,019.98	$4.86	0.97%

180	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2019 (Unaudited)

Portfolio	Beginning Investment Value 1/1/2019	Ending Investment Value 6/30/2019	Expenses Paid During Period* 1/1/2019 – 6/30/2019	Expense Ratio During Period 1/1/2019 – 6/30/2019 (Annualized)

ON S&P 500® Index	$1,000.00	$1,022.81	$2.01	0.40%
ON Federated Strategic Value Dividend	$1,000.00	$1,020.93	$3.91	0.78%
ON Federated High Income Bond	$1,000.00	$1,020.83	$4.01	0.80%
ON ClearBridge Small Cap	$1,000.00	$1,020.13	$4.71	0.94%
ON Nasdaq-100® Index	$1,000.00	$1,022.66	$2.16	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,020.93	$3.91	0.78%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,019.98	$4.86	0.97%
ON ICON Balanced	$1,000.00	$1,021.47	$3.36	0.67%
ON S&P MidCap 400® Index	$1,000.00	$1,022.46	$2.36	0.47%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,020.78	$4.06	0.81%
ON Risk Managed Balanced	$1,000.00	$1,019.84	$5.01	1.00%
ON Conservative Model	$1,000.00	$1,023.60	$1.20	0.24%
ON Moderately Conservative Model	$1,000.00	$1,023.21	$1.61	0.32%
ON Balanced Model	$1,000.00	$1,023.06	$1.76	0.35%
ON Moderate Growth Model	$1,000.00	$1,022.71	$2.11	0.42%
ON Growth Model	$1,000.00	$1,022.61	$2.21	0.44%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Disclosures

The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC’s website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-Port Part F. Form N-Port Part F is required to be filed with the SEC for the first and third quarters of each fiscal year with in sixty days after the end of each period and is available on the SEC website upon acceptance of each submission. The Fund’s Forms N-Port Part Fs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

181

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2019 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	76	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	25	Professor Emeritus, Finance: University of Cincinnati (January 2014 - present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012 - present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	64	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010 - present), Ludlow Ward Capital Advisors LLC (2005 - 2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	60	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	70	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).

Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	79	Chairman and Director	Indefinite; Since July 1997	25	Insurance industry consultant (April 2010 - present), President: Ohio National Fund, Inc. (1997 - 2010); Director and Vice Chairman: ONLIC (1997 - 2010); President and CEO: NSLA (2002 - 2010); Director: NSLA.

Officers

Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	60	President	Indefinite; Since March 2017		Senior Vice President and Chief Product Officer: ONLIC (September 2018 -Present); President: NSLAC (May 2016 - Present); Senior Vice President and Head of Annuities SBU: ONLIC (January 2016 - September 2018); Senior Vice President, Chief Risk Officer: ONLIC (September 2015 - December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012 - September 2015)

Paul J. Gerard One Financial Way Cincinnati, Ohio	59	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - present); Senior Vice President, Investments: ONLIC (July 2012 - December 2015)

182

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2019 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

R. Todd Brockman One Financial Way Cincinnati, Ohio	50	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014 - present); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	45	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Senior Associate Counsel: ONLIC (January 2011 - January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	46	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 -present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management (“FCM”) (August 2016 - December 2017); Chief Compliance Officer: Suffolk (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).

Daniel P. Leming One Financial Way Cincinnati, Ohio	34	Assistant Treasurer	Indefinite; Since March 2016		Director, Fund Operations and Analysis: ONLIC (July 2018 -present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

183

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-19

Item 2.	Code Of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments.

Not applicable, as the schedules are included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within the most recent fiscal half-year of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable for semiannual reports.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 3, 2019

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
September 3, 2019